UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06637

The UBS Funds
(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL			60606-2807
(Address of principal executive offices)			(Zip code)

Joseph J. Allessie, Esq. UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019
(Name and address of agent for service)

Copy to: Bruce Leto, Esq. Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code:		212-821-3000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2012

Item 1.  Reports to Stockholders.

UBS Fixed
Income Funds

June 30, 2012

The UBS Funds—Fixed Income

Annual Report

President's letter	1

Market commentary	2

Fixed Income

UBS Core Plus Bond Fund	3

UBS Fixed Income Opportunities Fund	17

UBS Global Bond Fund	37

UBS High Yield Fund	51

Explanation of expense disclosure	66

Statement of assets and liabilities	70

Statement of operations	74

Statement of changes in net assets	76

Financial highlights	78

Notes to financial statements	86

Report of independent registered public accounting firm	109

General information	110

Board approval of investment advisory agreements	111

Trustee and Officer information	116

Federal tax information	122

This page intentionally left blank.

President's letter

August 15, 2012

Dear Shareholder,

It has been six months since my last letter to you. In that time, macroeconomic concerns—most notably those relating to Europe's sovereign debt crisis—continued to cast a pall over the marketplace. As a result, the market has had its fair share of ups and downs as investor sentiment has shifted between risk-on and risk-off. Against this backdrop, active managers, including us, continue to find it difficult to add value. For this reason, as in the prior reporting period, security selection was a primary detractor from our Funds' performance over the period.

When the markets are volatile, investors are most likely to lose sight of their long-term investment goals. The risky behavior of market timing becomes more prevalent, even though, time after time, this strategy has been proven to do more harm than good to investment portfolios.

Since I've been writing to you, I have repeatedly stressed the importance of maintaining a long-term perspective and a diversified portfolio. I'm going to take this opportunity to do so again. When markets are at their worst, practicing these two strategies may be your best defense against market volatility.

At UBS Global Asset Management we remain committed to providing you with integrated and outcome-oriented solutions that we believe can help you stay the course. For example, UBS Dynamic Alpha Fund seeks to provide investors with a flexible strategy that offers less reliance on favorable market conditions. UBS Fixed Income Opportunities Fund looks to generate returns via a strategy that has low correlation to the broader equity and fixed income markets. And, in April, with the launch of UBS Multi-Asset Income Fund, we expanded our product line to address our shareholders' increasingly important income needs in a risk-managed manner. The underpinning to all of these investment solutions remains the experience that we have accumulated over 30 years of global investing. We're taking this experience and channeling it into solutions that we believe have the potential to well-position our clients for their investment futures.

The market is challenging investors right now, and their fortitude for staying invested for the long-term is being tested. I firmly believe, however, that by avoiding some of the mistakes that investors tend to make during times of uncertainty, and by maintaining a diversified portfolio that includes fixed income, equities and alternative-type investment solutions, investors may find their fortitude renewed.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for these funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

1

The markets in review

Global economic growth moderated

While the overall US economy continued to grow, the pace of the expansion decelerated during the reporting period. Looking back, the Commerce Department reported 2.5% gross domestic product ("GDP") growth in the US for the second quarter of 2011, followed by figures of 1.3% and 4.1% over the third and fourth quarters, respectively. GDP growth in the US then slowed to 2.0% and 1.5%1 in the first and second quarters of 2012.

On several occasions, the Federal Reserve Board (the "Fed"), acknowledging economic growth had been considerably slower than it expected, declared it would keep the extremely low federal funds rate of between 0.00% and 0.25% on hold until at least through mid-2013. Additionally, in an attempt to stimulate the economy and keep longer term interest rates low, the Fed announced its plan to purchase $400 billion of longer term Treasury securities, and to sell an equal amount of shorter term Treasury securities by June 2012 (dubbed "Operation Twist"). At its meeting in June, the Fed extended Operation Twist until the end of 2012. The Fed also left the door open to a third round of quantitative easing, saying it was "prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability."

Economic growth in developed countries outside the US generally weakened and, in some cases, moved into negative territory during the reporting period. The fallout from the ongoing sovereign debt crisis negatively impacted growth in Europe. Several countries, including the UK, fell back into a recession, as they experienced two consecutive quarters of negative GDP growth. While growth rates in a number of developing countries continued to surpass developed countries, in many cases they expanded at a less robust pace during the reporting period.

Riskier fixed income securities produced strong results

While the US taxable spread sectors (non-US Treasury fixed income securities) also experienced periods of volatility during the reporting period, they ultimately produced positive returns and, in some cases, outperformed equal duration Treasuries. Risk aversion wasn't limited to the equity markets, as the spread sectors performed poorly during the first three months of the fiscal year. However, investor risk appetite was generally robust over the next six months largely due to positive US economic news. In addition, concerns related to the European sovereign debt crisis appeared to move to the back burner. Against this backdrop, high yield bonds and emerging markets debt generated solid results. Risk aversion then ruled the fixed income markets in late April and May. However, as was the case in the equity market, the spread sectors rallied sharply in June, as investor sentiment improved. All told, during the 12 months ended June 30, 2012, the overall US bond market, as measured by the Barclays US Aggregate Index,2 returned 7.47%.

Looking more closely at lower rated fixed income securities, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index3 returned 6.57% during the reporting period. Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),4 rose 10.90%. Despite several setbacks, demand was generally solid as investors looked to generate yield in the low interest rate environment.

1  Based on the Commerce Department's most recent estimate announced on July 27, 2012, after the Funds' fiscal period had ended.

2  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

3  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

2

UBS Core Plus Bond Fund

Portfolio performance

For the 12 months ended June 30, 2012, Class A shares of UBS Core Plus Bond Fund (the "Fund") returned 7.64% (Class A shares returned 2.79% after the deduction of the maximum sales charge), while Class Y shares returned 7.80%. The Fund's benchmark, the Barclays US Aggregate Index (the "Index"), returned 7.47% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 5; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a positive return, and select share classes1 outperformed the Index during the reporting period, largely due to yield curve positioning and sector allocation.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were utilized to facilitate specific duration and yield curve strategies. Credit default swaps were used to implement specific credit-related investment strategies as part of the Fund's sector allocation and security selection. The Fund engaged in foreign exchange forwards to help implement its active currency positions. Derivatives play a role in the overall portfolio construction process, but are just one of the tools we utilize to manage the Fund's overall risk exposure and to implement the aforementioned strategies. With that in mind, overall, the Fund's yield curve positioning, currency management and sector allocation were positive contributors to performance, while security selection in certain spread sectors detracted from results.

Portfolio performance summary2

What worked

•  Yield curve positioning was a positive for performance. We had a yield curve flattening bias for the portfolio during the third quarter of 2011, as we expected the difference between short- and long-term rates to narrow. This was a positive for results, as the yield curve flattened during that period.

•  Overall, the Fund's positioning in several spread sectors (non-US Treasuries) modestly contributed to performance during the reporting period.

  – We tactically adjusted the Fund's exposure to investment grade corporate bonds during the fiscal year. For the majority of the reporting period we had an overweight position in the sector. This was beneficial for performance given generally solid demand from investors seeking yield in the low interest rate environment. Toward the end of the reporting period, we moved to a modest underweight versus the Index, as we found the sector to be less attractively valued.

  – A small allocation to commercial mortgage-backed securities (CMBS) contributed to results, as it was the best performing spread sector during the reporting period.

1  Class A and Class Y shares have lower expenses than Class C shares, and thus posted higher returns than Class C shares did during the reporting period.

2  For a detailed commentary on the market environment in general during the reporting period, see page 2.

3

UBS Core Plus Bond Fund

•  Currency positioning was additive for results. The Fund's tactical currency decisions contributed to results. The largest benefit came from the Fund's short position in the euro, which weakened during the reporting period given concerns related to the European sovereign debt crisis.

What didn't work

•  Duration positioning detracted from results. During the fiscal year, the Fund's duration in the US was largely neutral or tactically shorter than that of the Index when we felt US yields would move higher. Overall, duration positioning detracted from results when US Treasury yields moved sharply lower as economic growth decelerated and investors looked for safe havens amid the challenging macro environment.

•  Security selection of investment grade financial bonds modestly detracted from performance. Within the financials sector we emphasized more liquid, higher beta (higher risk) bank holding companies. This was a slight detractor from performance, as they were negatively impacted at times by company-specific issues, as well as by fears of contagion from the European sovereign debt crisis.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

4

UBS Core Plus Bond Fund

Average annual total returns for periods ended 06/30/12 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	7.64%	2.53%	3.27%
Class C2	7.01	1.99	2.75
Class Y3	7.80	2.75	3.51
After deducting maximum sales charge
Class A1	2.79%	1.60%	2.79%
Class C2	6.26	1.99	2.75
Barclays US Aggregate Index[4]	7.47%	6.79%	5.63%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—1.46% and 0.65%; Class C—1.93% and 1.15%; Class Y—1.13% and 0.40%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2012, do not exceed 0.64% for Class A shares, 1.14% for Class C shares and 0.39% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset backed and commercial-mortgage backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

5

UBS Core Plus Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Core Plus Bond Fund Class A and Class Y shares versus the Barclays US Aggregate Index over the 10 years ended June 30, 2012. The performance of Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

6

UBS Core Plus Bond Fund

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2012

Percentage of net assets
US Treasury Notes, 0.250%, due 05/31/14	9.5%
US Treasury Notes, 0.625%, due 05/31/17	7.4
US Treasury Bonds, 3.125%, due 02/15/42	5.5
US Treasury Notes, 0.875%, due 04/30/17	2.5
Government National Mortgage Association Pools, 4.000%, due 07/15/42	2.2
US Treasury Bonds, 3.125%, due 11/15/41	1.9
Federal Home Loan Mortgage Corp., 0.500%, due 04/17/15	1.9
Federal Home Loan Mortgage Corp. Gold Pools, #A95090, 4.500%, due 11/01/40	1.7
Federal National Mortgage Association Pools, #AE9202, 4.000%, due 09/01/41	1.5
Federal Home Loan Mortgage Corp. Gold Pools, 3.000%, due 07/15/42	1.5
Total	35.6%

1  Figures represent the direct investments of UBS Core Plus Bond Fund. Figures would be different if a breakdown of the underlying investment company was included.

7

UBS Core Plus Bond Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2012

Bonds
Corporate bonds
Beverages	0.18%
Building products	0.26
Capital markets	1.10
Commercial banks	1.75
Commercial services & supplies	0.20
Computers & peripherals	0.15
Consumer finance	1.41
Diversified financial services	2.10
Diversified telecommunication services	1.02
Electric utilities	0.80
Energy equipment & services	0.22
Food & staples retailing	0.16
Food products	0.26
Gas utilities	0.46
Household durables	0.12
Independent power producers & energy traders	0.17
Insurance	1.19
Leisure equipment & products	0.12
Machinery	0.25
Media	1.62
Metals & mining	0.61
Multiline retail	0.08
Multi-utilities	0.45
Oil, gas & consumable fuels	3.25
Paper & forest products	0.18
Pharmaceuticals	0.43%
Real estate investment trust (REIT)	0.09
Road & rail	0.28
Tobacco	0.70
Wireless telecommunication services	0.75
Total corporate bonds	20.36%
Asset-backed securities	1.04
Commercial mortgage-backed securities	4.27
Mortgage & agency debt securities	39.36
Municipal bonds	1.12
US government obligations	28.68
Non-US government obligations	0.63
Supranational bonds	0.66
Total bonds	96.12%
Investment company
UBS High Yield Relationship Fund	0.53
Short-term investment	10.63
Options purchased	0.03
Investment of cash collateral from securities loaned	0.09
Total investments	107.40%
Liabilities, in excess of cash and other assets	(7.40)
Net assets	100.00%

1  Figures represent the direct investments of UBS Core Plus Bond Fund. Figures would be different if a breakdown of the underlying investment company was included.

8

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2012

	Face amount	Value
Bonds: 96.12%
Corporate bonds: 20.36%
Austria: 0.18%
PE Paper Escrow GmbH, 12.000%, due 08/01/14[1]	$75,000	$80,062
Brazil: 0.65%
Petrobras International Finance Co., 2.875%, due 02/06/15[2]	150,000	152,250
5.375%, due 01/27/21	120,000	129,130
Total Brazil corporate bonds		281,380
Canada: 0.34%
Cenovus Energy, Inc., 4.500%, due 09/15/14	95,000	101,435
Teck Resources Ltd., 6.250%, due 07/15/41	40,000	44,783
Total Canada corporate bonds		146,218
Cayman Islands: 0.56%
Transocean, Inc., 6.800%, due 03/15/38	85,000	95,571
Vale Overseas Ltd., 4.375%, due 01/11/22	110,000	112,015
6.875%, due 11/21/36	30,000	34,799
Total Cayman Islands corporate bonds		242,385
Curacao: 0.43%
Teva Pharmaceutical Finance Co. BV, 2.400%, due 11/10/16	105,000	108,487
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	75,000	78,883
Total Curacao corporate bonds		187,370
Germany: 0.25%
Kreditanstalt fuer Wiederaufbau, 2.625%, due 01/25/22	105,000	108,285
Luxembourg: 0.18%
Telecom Italia Capital SA, 4.950%, due 09/30/14	80,000	79,400
Mexico: 0.74%
America Movil SAB de CV, 5.000%, due 03/30/20	115,000	130,599
Petroleos Mexicanos, 4.875%, due 01/24/22[1]	175,000	189,000
Total Mexico corporate bonds		319,599

	Face amount	Value
Norway: 0.38%
Eksportfinans ASA, 3.000%, due 11/17/14	$175,000	$165,801
South Africa: 0.17%
AngloGold Ashanti Holdings PLC, 5.375%, due 04/15/20	70,000	71,941
United Kingdom: 0.48%
HSBC Holdings PLC, 4.000%, due 03/30/22	200,000	207,680
United States: 16.00%
Altria Group, Inc., 9.950%, due 11/10/38	55,000	87,454
American International Group, Inc., 3.000%, due 03/20/15	115,000	115,581
4.250%, due 09/15/14	50,000	51,816
4.875%, due 06/01/22	30,000	30,697
Anadarko Petroleum Corp., 5.950%, due 09/15/16	95,000	107,804
6.450%, due 09/15/36	110,000	127,174
Anheuser-Busch InBev Worldwide, Inc., 8.200%, due 01/15/39	50,000	79,493
Apache Corp., 5.250%, due 02/01/42	75,000	88,163
Appalachian Power Co., 4.600%, due 03/30/21	110,000	123,343
AT&T, Inc., 1.600%, due 02/15/17	130,000	130,166
6.500%, due 09/01/37	70,000	88,996
Bank of America Corp., 5.700%, due 01/24/22	15,000	16,519
Berkshire Hathaway Finance Corp., 3.000%, due 05/15/22	35,000	35,418
Burlington Northern Santa Fe LLC, 6.150%, due 05/01/37	35,000	42,935
Capital One Financial Corp., 2.150%, due 03/23/15	65,000	65,507
Caterpillar Financial Services Corp., 2.850%, due 06/01/22	110,000	110,471
Cellco Partnership, 8.500%, due 11/15/18	85,000	116,313
CenterPoint Energy Resources Corp., 6.000%, due 05/15/18	115,000	133,942
CIT Group, Inc., 7.000%, due 05/02/16[1]	135,000	135,338
Citigroup, Inc., 4.450%, due 01/10/17	135,000	141,513
4.500%, due 01/14/22[2]	30,000	30,985

9

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2012

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Comcast Corp., 6.300%, due 11/15/17	$90,000	$108,203
6.950%, due 08/15/37	50,000	64,221
ConocoPhillips, 6.500%, due 02/01/39	50,000	69,240
CVS Caremark Corp., 6.125%, due 09/15/39	55,000	68,363
Deere & Co., 2.600%, due 06/08/22	110,000	109,808
Dell, Inc., 5.400%, due 09/10/40[2]	60,000	63,069
DirecTV Holdings LLC, 6.000%, due 08/15/40	90,000	98,075
Dolphin Subsidiary II, Inc., 7.250%, due 10/15/21[1]	85,000	94,350
Energy Transfer Partners LP, 5.200%, due 02/01/22	105,000	112,446
6.500%, due 02/01/42	40,000	42,865
ERP Operating LP, 4.750%, due 07/15/20	35,000	38,502
Ford Motor Credit Co. LLC, 2.750%, due 05/15/15	200,000	201,623
5.000%, due 05/15/18	65,000	69,022
5.875%, due 08/02/21	145,000	161,314
General Electric Capital Corp., 4.650%, due 10/17/21	100,000	111,053
Goldman Sachs Group, Inc., 3.300%, due 05/03/15	100,000	99,986
5.750%, due 01/24/22	135,000	142,507
Hartford Financial Services Group, Inc., 6.625%, due 04/15/42	35,000	36,051
Hasbro, Inc., 6.350%, due 03/15/40	45,000	52,274
International Lease Finance Corp., 7.125%, due 09/01/18[1]	80,000	88,200
JPMorgan Chase & Co., 3.150%, due 07/05/16	210,000	215,965
5.400%, due 01/06/42	80,000	87,842
Kinder Morgan Energy Partners LP, 3.950%, due 09/01/22	75,000	75,984
6.500%, due 09/01/39	45,000	51,393
Kraft Foods Group, Inc., 5.000%, due 06/04/42[1]	105,000	111,130
Marathon Oil Corp., 6.600%, due 10/01/37	30,000	37,101
MBNA Corp., 6.125%, due 03/01/13	135,000	138,677
Merrill Lynch & Co., Inc., Series C, 5.000%, due 01/15/15	150,000	155,198

	Face amount	Value
MetLife, Inc., 6.400%, due 12/15/36	$110,000	$107,830
MidAmerican Energy Holding Co., 5.950%, due 05/15/37	75,000	93,026
Morgan Stanley, Series F, 6.000%, due 04/28/15	75,000	77,528
News America, Inc., 6.200%, due 12/15/34	35,000	39,820
Norfolk Southern Corp., 3.250%, due 12/01/21	75,000	77,525
Oncor Electric Delivery Co. LLC, 6.800%, due 09/01/18	50,000	59,763
ONEOK, Inc., 6.000%, due 06/15/35	60,000	65,477
Owens Corning, 6.500%, due 12/01/16	100,000	111,192
Pacific Life Insurance Co., 9.250%, due 06/15/39[1]	35,000	44,449
Philip Morris International, Inc., 2.900%, due 11/15/21	130,000	133,875
Phillips 66, 4.300%, due 04/01/22[1]	50,000	52,598
PPL Energy Supply LLC, 4.600%, due 12/15/21	70,000	71,833
Prudential Financial, Inc., 6.625%, due 12/01/37	85,000	96,138
Reynolds American, Inc., 7.625%, due 06/01/16	70,000	84,366
Sempra Energy, 9.800%, due 02/15/19	75,000	103,955
Southern California Edison Co., 4.050%, due 03/15/42	65,000	67,792
Target Corp., 7.000%, due 01/15/38	25,000	35,118
Time Warner Cable, Inc., 6.550%, due 05/01/37	35,000	41,504
6.750%, due 07/01/18	145,000	176,636
Time Warner, Inc., 6.100%, due 07/15/40	35,000	40,264
Tupperware Brands Corp., 4.750%, due 06/01/21	50,000	51,798
Valero Energy Corp., 6.625%, due 06/15/37	60,000	67,277
Verizon Communications, Inc., 6.100%, due 04/15/18	180,000	219,293
Wells Fargo & Co., 2.100%, due 05/08/17	305,000	305,682
WMG Acquisition Corp., 9.500%, due 06/15/16	125,000	136,250
Total United States corporate bonds		6,925,079
Total corporate bonds (cost $8,471,542)		8,815,200

10

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2012

	Face amount	Value
Bonds—(Continued)
Asset-backed securities: 1.04%
United States: 1.04%
Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, due 08/10/22	$73,293	$78,790
MBNA Credit Card Master Note Trust, Series 2004-C2, Class C2, 1.142%, due 11/15/16[3]	350,000	350,046
Renaissance Home Equity Loan Trust, Series 2006-4, Class AF1, 5.545%, due 01/25/37	40,744	22,404
Total asset-backed securities (cost $450,408)		451,240
Commercial mortgage-backed securities: 4.27%
United States: 4.27%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM, 5.983%, due 02/10/51[3]	300,000	300,585
FDIC Structured Sale Guaranteed Notes, Series 2010-C1, Class A, 2.980%, due 12/06/20[1]	244,366	253,337
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, due 12/10/49	200,000	221,630
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class AJ, 5.480%, due 05/15/45	200,000	180,891
Series 2007-LD11, Class A4, 6.009%, due 06/15/49[3]	275,000	301,896
Series 2006-LDP7, Class AJ, 6.064%, due 04/15/45[3]	225,000	199,134
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.979%, due 08/12/45[1,3]	375,000	389,413
Total commercial mortgage-backed securities (cost $1,880,247)		1,846,886
Mortgage & agency debt securities: 39.36%
United Kingdom: 3.03%
Arkle Master Issuer PLC, Series 2012-1A, Class 2A1, 2.166%, due 05/17/60[1,3]	225,000	225,357

	Face amount	Value
Fosse Master Issuer PLC, Series 2012-1A, Class 2A2, 1.727%, due 10/18/54[1,3]	$200,000	$199,990
Series 2011-1A, Class A2, 1.866%, due 10/18/54[1,3]	300,000	301,647
Holmes Master Issuer PLC, Series 2010-1A, Class A2, 1.867%, due 10/15/54[1,3]	105,000	105,474
Series 2012-1A, Class A2, 2.117%, due 10/15/54[1,3]	325,000	328,427
Silverstone Master Issuer PLC, Series 2012-1A, Class 1A, 2.016%, due 01/21/55[1,3]	150,000	151,133
Total United Kingdom mortgage & agency debt securities		1,312,028
United States: 36.33%
Federal Home Loan Mortgage Corp.,[4] 0.500%, due 04/17/15[2]	830,000	830,052
1.000%, due 07/28/17	400,000	399,793
Federal Home Loan Mortgage Corp. Gold Pools,[4] 3.000%, TBA	625,000	638,965
3.500%, TBA	350,000	367,172
#A96140, 4.000%, due 01/01/41	136,022	144,530
#G08431, 4.000%, due 01/01/41	335,616	356,608
#G05447, 4.500%, due 05/01/39	192,652	205,838
#A95090, 4.500%, due 11/01/40	691,437	739,625
#G08451, 4.500%, due 06/01/41	267,535	286,599
#Q02849, 4.500%, due 08/01/41	393,079	421,088
#G04913, 5.000%, due 03/01/38	110,008	118,392
#G05132, 5.000%, due 12/01/38	380,879	409,431
#G05267, 5.500%, due 12/01/38	12,616	13,716
#G06381, 5.500%, due 08/01/40	170,257	186,220
#C63008, 6.000%, due 01/01/32	119,460	133,941
#G06019, 6.000%, due 10/01/36	174,703	193,532
#G01717, 6.500%, due 11/01/29	89,325	102,197

11

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2012

	Face amount	Value
Bonds—(Continued)
Mortgage & agency debt securities—(Concluded)
United States—(Concluded)
Federal National Mortgage Association Pools,[4] 2.500%, TBA	$150,000	$154,547
3.500%, TBA	400,000	420,438
4.000%, TBA	225,000	239,449
#AH3347, 4.000%, due 01/01/4	382,415	407,649
#AB2331, 4.000%, due 02/01/41	177,515	189,284
#AE9202, 4.000%, due 09/01/41	620,565	661,707
#AE0106, 4.500%, due 06/01/40	2,408	2,584
#AI2472, 4.500%, due 05/01/41	191,014	205,938
#AI6578, 4.500%, due 07/01/41	514,419	554,610
#AJ1415, 4.500%, due 09/01/41	311,029	335,330
#890209, 5.000%, due 05/01/40	346,444	375,040
#AD9114, 5.000%, due 07/01/40	457,547	499,786
#AJ1422, 5.000%, due 09/01/41	351,082	382,201
#688066, 5.500%, due 03/01/33	204,613	227,313
#688314, 5.500%, due 03/01/33	230,945	256,566
#802481, 5.500%, due 11/01/34	368,406	406,630
#408267, 6.000%, due 03/01/28	21,916	24,528
#323715, 6.000%, due 05/01/29	17,031	18,962
#522564, 6.000%, due 07/01/29	51,107	56,862
#676733, 6.000%, due 01/01/33	155,811	175,453
#708631, 6.000%, due 06/01/33	38,803	43,695
#AE0405, 6.000%, due 08/01/37	226,921	253,109
#831730, 6.500%, due 09/01/36	190,322	214,879
#253824, 7.000%, due 03/01/31	7,981	9,427

	Face amount	Value
Federal National Mortgage Association Pools Re-REMIC,[4] Series 2005-29, Class KA, 4.500%, due 02/25/35	$160,443	$169,655
First Horizon Asset Securities, Inc., Series 2004-FL1, Class 1A1, 0.515%, due 02/25/35[3]	48,695	42,287
Government National Mortgage Association Pools, 3.000%, TBA	200,000	207,781
#738970, 3.500%, due 11/15/26	191,157	204,404
#G2 5256, 3.500%, due 12/20/26	330,697	353,671
3.500%, TBA	375,000	401,074
4.000%, TBA	875,000	955,527
#G2 5107, 4.000%, due 07/20/26	373,860	399,431
#G2 4696, 4.500%, due 05/20/40	323,280	357,205
#G2 4835, 5.000%, due 10/20/40	353,264	391,404
#782920, 5.500%, due 03/15/40	275,000	305,335
#G2 2687, 6.000%, due 12/20/28	28,572	32,233
#G2 2794, 6.000%, due 08/20/29	94,140	106,201
#G2 4245, 6.000%, due 09/20/38	124,537	139,675
Total United States mortgage & agency debt securities		15,729,569
Total mortgage & agency debt securities (cost $16,687,594)		17,041,597
Municipal bonds: 1.12%
Chicago Transit Authority, Series 2008-A, 6.899%, due 12/01/40	50,000	58,935
Illinois State Taxable Pension, Series 2003, 5.100%, due 06/01/33	110,000	103,844
Los Angeles Unified School District, Series 2010, 6.758%, due 07/01/34	110,000	142,611
New York State Urban Development Corp. Revenue Bonds, 5.770%, due 03/15/39	55,000	68,113
State of California, GO, 7.300%, due 10/01/39	90,000	112,432
Total municipal bonds (cost $408,733)		485,935

12

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2012

	Face amount	Value
Bonds—(Concluded)
US government obligations: 28.68%
US Treasury Bonds, 3.125%, due 11/15/41	$775,000	$833,125
3.125%, due 02/15/42	2,210,000	2,373,677
US Treasury Notes, 0.250%, due 05/31/14	4,135,000	4,129,831
0.625%, due 05/31/17[2]	3,215,000	3,200,182
0.875%, due 04/30/17	1,085,000	1,093,222
1.750%, due 05/15/22[2]	175,000	176,422
2.000%, due 02/15/22[2]	590,000	609,867
Total US government obligations (cost $12,334,205)		12,416,326
Non-US government obligations: 0.63%
Chile: 0.21%
Republic of Chile, 3.250%, due 09/14/21	85,000	90,255
Colombia: 0.23%
Republic of Colombia, 4.375%, due 07/12/21	90,000	101,475
Mexico: 0.19%
United Mexican States, 4.750%, due 03/08/44	75,000	80,437
Total Non-US government obligations (cost $252,769)		272,167
Supranational bonds: 0.66%
European Investment Bank, 1.250%, due 09/17/13	110,000	110,933
2.875%, due 01/15/15	165,000	173,456
Total supranational bonds (cost $282,724)		284,389
Total bonds (cost $40,768,222)		41,613,740

	Shares	Value
Investment company: 0.53%
UBS High Yield Relationship Fund*[5] (cost $210,000)	7,858	$227,983
Short-term investment: 10.63%
Investment company: 10.63%
UBS Cash Management Prime Relationship Fund[5] (cost $4,601,792)	4,601,792	4,601,792
	Number of contracts
Options purchased*: 0.03%
Put options: 0.03%
Euro-Schatz, strike @ EUR 110.40, expires August 2012 (cost $15,473)	79	14,496
	Shares
Investment of cash collateral from securities loaned: 0.09%
UBS Private Money Market Fund LLC[5] (cost $37,795)	37,795	37,795
Total investments: 107.40% (cost $45,633,282)		46,495,806
Liabilities, in excess of cash and other assets: (7.40)%		(3,201,613)
Net assets: 100.00%		$43,294,193

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $45,639,628; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$957,689
Gross unrealized depreciation	(101,511)
Net unrealized appreciation of investments	$856,178

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 65. Portfolio footnotes begin on page 16.

13

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2012

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	EUR	760,000	USD	952,820	09/11/12	$(9,620)
JPMCB	JPY	87,892,855	USD	1,095,000	09/11/12	(5,649)
JPMCB	USD	955,257	EUR	760,000	09/11/12	7,183
Net unrealized depreciation on forward foreign currency contracts						$(8,086)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized depreciation
US Treasury futures buy contracts:
2 Year US Treasury Notes, 25 contracts (USD)	September 2012	$5,505,502	$5,504,688	$(814)
US Treasury futures sell contracts:
US Ultra Bond Futures, 7 contracts (USD)	September 2012	(1,152,792)	(1,167,906)	(15,114)
Net unrealized depreciation on futures contracts				$(15,928)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[6]	Payments received by the Fund[6]	Upfront payments	Value	Unrealized depreciation
BB	USD	6,150,000	06/30/14	0.568%	3 month LIBOR	—	$(2,003)	$(2,003)

Credit default swaps on corporate issues—buy protection7

Counterparty	Referenced obligation[8]	Notional amount		Termination date	Payments made by the Fund[6]	Upfront payments received/ (made)	Value	Unrealized appreciation/ (depreciation)
DB	Amgen, Inc. bond, 4.850%, due 11/18/14	USD	250,000	12/20/15	1.000%	$5,969	$(3,830)	$2,139
MSC	Deutsche Bank AG, 5.125%, due 8/31/17	EUR	140,000	06/20/17	1.000	(7,400)	6,718	(682)
						$(1,431)	$2,888	$1,457

Credit default swaps on corporate issues—sell protection9

Counterparty	Referenced obligation[8]	Notional amount		Termination date	Payments received by the Fund[6]	Upfront payments made	Value	Unrealized depreciation	Credit spread[10]
DB	Pfizer, Inc. bond, 4.650%, due 03/01/18	USD	250,000	12/20/15	1.000%	$(5,716)	$4,782	$(934)	0.454%

14

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2012

Options written

	Expiration date	Premiums received	Value
Call options
Euro-Schatz, 79 contracts, strike @ EUR 110.80	August 2012	$7,831	$(7,498)
Put options
Euro-Schatz, 79 contracts, strike @ EUR 110.00	August 2012	4,857	(4,499)
Total options written		$12,688	$(11,997)

Written options activity for the year ended June 30, 2012 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2011	—	$—
Options written	404	27,249
Options terminated in closing purchase transactions	(79)	(4,051)
Options expired prior to exercise	(167)	(10,510)
Options outstanding at June 30, 2012	158	$12,688

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$8,815,200	$—	$8,815,200
Asset-backed securities	—	451,240	—	451,240
Commercial mortgage-backed securities	—	1,846,886	—	1,846,886
Mortgage & agency debt securities	—	17,041,597	—	17,041,597
Municipal bonds	—	485,935	—	485,935
US government obligations	—	12,416,326	—	12,416,326
Non-US government obligations	—	272,167	—	272,167
Supranational bonds	—	284,389	—	284,389
Investment company	—	227,983	—	227,983
Short-term investment	—	4,601,792	—	4,601,792
Options purchased	14,496	—	—	14,496
Investment of cash collateral from securities loaned	—	37,795	—	37,795
Forward foreign currency contracts, net	—	(8,086)	—	(8,086)
Futures contracts, net	(15,928)	—	—	(15,928)
Swap agreements, net	—	5,667	—	5,667
Options written	(11,997)	—	—	(11,997)
Total	$(13,429)	$46,478,891	$—	$46,465,462

15

UBS Core Plus Bond Fund

Portfolio of investments

June 30, 2012

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the value of these securities amounted to $2,749,905 or 6.35% of net assets.

2  Security, or portion thereof, was on loan at June 30, 2012.

3  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2012 and changes periodically.

4  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

5  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/11	Purchases during the year ended 06/30/12	Sales during the year ended 06/30/12	Net realized gain during the year ended 06/30/12	Change in net unrealized appreciation/ (depreciation) during the year ended 06/30/12	Value 06/30/12	Net income earned from affiliate for the year ended 06/30/12
UBS Cash Management Prime Relationship Fund	$2,543,100	$31,122,010	$29,063,318	$—	$—	$4,601,792	$7,645
UBS Private Money Market Fund LLC[a]	223,105	4,479,452	4,664,762	—	—	37,795	33
UBS High Yield Relationship Fund	1,439,092	210,000	1,419,474	6,952	(8,587)	227,983	—
UBS Opportunistic Emerging Markets Debt Relationship Fund	493,162	—	496,720	106,747	(103,189)	—	—
	$4,698,459	$35,811,462	$35,644,274	$113,699	$(111,776)	$4,867,570	$7,678

a  The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

6  Payments made or received are based on the notional amount.

7  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either

(i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

8  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

9  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either

(i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

10  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.
16

UBS Fixed Income Opportunities Fund

Portfolio performance

For the 12 months ended June 30, 2012, Class A shares of UBS Fixed Income Opportunities Fund (the "Fund") returned 3.33% (Class A shares declined 1.34% after the deduction of the maximum sales charge), while Class Y shares returned 3.60%. For comparison purposes, the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index (the "Index"), returned 0.39% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 19; please note that the Fund's returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive return and outperformed the Index during the reporting period, largely due to sector allocation, security selection and currency positioning.

The Fund extensively utilizes derivatives as part of its investment strategy across global interest rate, credit and currency markets. To facilitate specific duration and yield curve strategies, the Fund utilized different interest rate derivatives, including, but not limited to, futures, options, swaps and swaptions. Credit default swaps and credit default swaptions were used to help implement credit-related investment strategies as part of the Fund's sector allocation and security selection. Lastly, the Fund utilized currency forwards and swaps as part of its currency management strategy.

While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to both manage the Fund's overall risk exposure and implement the aforementioned strategies. With that in mind, overall, the Fund's duration positioning detracted from performance. In contrast, sector allocation, security selection, currency allocations and yield curve positioning were positive contributors to performance.

Portfolio performance summary1

What worked

•  The Fund's allocation to several spread sectors (non-US Treasuries) was positive for results during the reporting period.

  – The Fund's allocations to both investment grade corporate bonds and high yield bonds were rewarded. They produced solid results given generally strong demand from investors looking to generate yield in the low interest rate environment.

  – A small allocation to commercial mortgage-backed securities (CMBS) that were lower in the capital structure was rewarded.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

17

UBS Fixed Income Opportunities Fund

•  Security selection contributed to results.

  – Within the investment grade corporate bond market, we emphasized more liquid, higher beta (higher risk) US banks. While they experienced periods of volatility, overall they were additive to the Fund's performance during the fiscal year.

  – Security selection in emerging markets debt was a positive for results.

•  The Fund's yield curve positioning contributed to performance. We tactically adjusted the Fund's yield curve positioning among countries. At times, this included maintaining a flattening bias in the portfolio, as we expected longer-term rates to decline and the difference between short- and long-term rates to narrow. This was positive for results when the yield curve flattened during the reporting period.

•  Overall, currency positioning was beneficial for performance. Active currency decisions in several developed countries, including short positions in the euro and Australian dollar, contributed to results.

What didn't work

•  The Fund's duration positioning detracted from performance. We tactically adjusted the Fund's duration and, overall, had a short position. This detracted from results, as rates moved sharply lower during the fiscal year. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

This letter is intended to assist shareholders in understanding how the Fund performed for the 12 months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus, or summary prospectus, before investing. Prospectuses and summary prospectuses, if any, for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

18

UBS Fixed Income Opportunities Fund

Average annual total returns for periods ended 06/30/12 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	3.33%	2.58%
Class C3	2.82	2.05
Class Y4	3.60	2.89
After deducting maximum sales charge
Class A2	(1.34)%	(0.35)%
Class C3	2.09	2.05
BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index[5]	0.39%	0.36%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—1.47% and 1.03%; Class C—2.02% and 1.53%; Class Y—1.37% and 0.78%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expense incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2012, do not exceed 0.95% for Class A shares, 1.45% for Class C shares and 0.70% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all shares of UBS Fixed Income Opportunities Fund and the index is November 29, 2010.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day's fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

19

UBS Fixed Income Opportunities Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Fixed Income Opportunities Fund Class A and Class Y shares versus the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index from November 29, 2010, which is the inception date of the two classes, through June 30, 2012. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

20

UBS Fixed Income Opportunities Fund

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2012

Percentage of net assets
US Treasury Notes, 2.000%, due 02/15/22	10.2%
US Treasury Bonds, PO, 4.904%, due 05/15/40	3.8
Merrill Lynch & Co., Inc., 6.400%, due 08/28/17	3.4
JP Morgan Chase Capital XXVII, 7.000%, due 11/01/39	2.5
Petrohawk Energy Corp., 7.250%, due 08/15/18	2.4
Citigroup, Inc., 1.116%, due 05/31/17	2.2
Eksportfinans ASA, 1.600%, due 03/20/14	2.0
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15	1.8
US Treasury Bonds, 3.500%, due 02/15/39	1.6
International Lease Finance Corp., 8.625%, due 09/15/15	1.6
Total	31.5%

Country exposure by issuer, top five (unaudited)1

As of June 30, 2012

Percentage of net assets
United States	64.6%
United Kingdom	4.2
Spain	2.1
Luxembourg	2.1
Norway	2.0
Total	75.0%

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2012

Bonds
Corporate bonds
Building materials	2.39%
Capital markets	0.64
Chemicals	0.84
Commercial banks	7.33
Commercial services & supplies	1.56
Consumer finance	2.00
Containers & packaging	0.47
Diversified financial services	16.78
Diversified telecommunication services	0.86
Electric utilities	1.08
Energy	0.83
Hotels, restaurants & leisure	2.36
Independent power producers & energy traders	0.45
Insurance	2.28
Leisure equipment & products	0.29
Machinery	1.55
Media	1.58
Metals & mining	2.65
Oil, gas & consumable fuels	7.24
Paper & forest products	0.60
Telecommunications	1.00
Total corporate bonds	54.78%
Asset-backed securities	4.10
Collateralized debt obligations	1.38
Commercial mortgage-backed securities	8.50
Municipal bonds	2.67
US government obligations	15.68
Total bonds	87.11%
Investment company
UBS Opportunistic Emerging Markets Debt Relationship Fund	18.31
Short-term investment	2.14
Options purchased	4.85
Total investments	112.41%
Liabilities, in excess of cash and other assets	(12.41)
Net assets	100.00%

1  Figures represent the direct investments of UBS Fixed Income Opportunities Fund. Figures would be different if a breakdown of the underlying investment company was included.

21

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2012

	Face amount		Value
Bonds: 87.11%
Corporate bonds: 54.78%
Australia: 0.77%
Sydney Airport Finance Co. Pty Ltd., 8.000%, due 07/06/15	AUD	500,000	$546,948
Austria: 0.60%
PE Paper Escrow GmbH, 12.000%, due 08/01/14[1]		$400,000	427,000
Brazil: 1.52%
Petrobras International Finance Co., 5.375%, due 01/27/21		1,000,000	1,076,080
Germany: 1.98%
HeidelbergCement Finance BV, 8.500%, due 10/31/19	EUR	500,000	711,844
Unitymedia GmbH, 9.625%, due 12/01/19[2]		500,000	688,115
Total Germany corporate bonds			1,399,959
Ireland: 1.63%
Allied Irish Banks PLC, 4.500%, due 10/01/12		200,000	249,936
Ardagh Packaging Finance PLC, 7.375%, due 10/15/17[2]		250,000	332,194
Irish Life & Permanent PLC, 3.600%, due 01/14/13[1]		$300,000	290,728
The Governor & Co. of the Bank of Ireland, 4.000%, due 01/28/15	EUR	250,000	276,828
Total Ireland corporate bonds			1,149,686
Italy: 0.74%
Edison SpA, 3.875%, due 11/10/17		250,000	317,014
Wind Acquisition Finance SA, 11.750%, due 07/15/17[2]		200,000	202,480
Total Italy corporate bonds			519,494
Luxembourg: 2.07%
ArcelorMittal, 5.500%, due 03/01/21		$900,000	851,865
Intelsat Jackson Holdings SA, 11.250%, due 06/15/16		580,000	607,550
Total Luxembourg corporate bonds			1,459,415
Mexico: 1.38%
Cemex Finance LLC, 9.500%, due 12/14/16[1]		1,000,000	975,000

	Face amount		Value
Netherlands: 0.97%
Ziggo Bond Co. BV, 8.000%, due 05/15/18[2]	EUR	500,000	$686,534
Norway: 2.05%
Eksportfinans ASA, 1.600%, due 03/20/14	JPY	124,000,000	1,445,483
Portugal: 1.73%
EDP Finance BV, 4.750%, due 09/26/16	EUR	750,000	823,381
4.900%, due 10/01/19[1]		$500,000	398,259
Total Portugal corporate bonds			1,221,640
South Africa: 0.73%
AngloGold Ashanti Holdings PLC, 5.375%, due 04/15/20		500,000	513,865
Spain: 2.14%
Cirsa Funding Luxembourg SA, 8.750%, due 05/15/18[2]	EUR	200,000	205,011
Santander US Debt SA Unipersonal, 3.724%, due 01/20/15[1]		$1,400,000	1,302,162
Total Spain corporate bonds			1,507,173
United Kingdom: 3.13%
FCE Bank PLC, 5.125%, due 11/16/15	GBP	500,000	822,229
Lloyds TSB Bank PLC, 6.375%, due 01/21/21		$250,000	283,320
6.500%, due 03/24/20	EUR	1,000,000	1,101,795
Total United Kingdom corporate bonds			2,207,344
United States: 33.34%
Ally Financial, Inc., 3.680%, due 12/01/12[3]		$600,000	590,250
American International Group, Inc., 4.250%, due 09/15/14		750,000	777,248
4.375%, due 04/26/16	EUR	400,000	512,527
Caesars Entertainment Operating Co., Inc., 11.250%, due 06/01/17		$750,000	818,438
Capital One Capital III, 7.686%, due 08/15/36		400,000	403,000
Case New Holland, Inc., 7.875%, due 12/01/17		950,000	1,097,250
CF Industries, Inc., 6.875%, due 05/01/18		500,000	593,125
CIT Group, Inc., 5.000%, due 05/15/17		500,000	515,000
5.250%, due 04/01/14[1]		900,000	931,500
7.000%, due 05/02/16[1]		250,000	250,625

22

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2012

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Citigroup, Inc., 1.116%, due 05/31/17[4]	EUR	1,500,000	$1,547,074
5.000%, due 09/15/14		$750,000	768,800
El Paso Corp., 7.250%, due 06/01/18		300,000	346,063
Energy Transfer Partners LP, 6.050%, due 06/01/41		680,000	690,511
Ford Motor Credit Co. LLC, 3.000%, due 06/12/17		800,000	795,593
Forest Oil Corp., 8.500%, due 02/15/14		500,000	520,000
GenOn Americas Generation LLC, 8.500%, due 10/01/21		850,000	765,000
Goldman Sachs Group, Inc., 3.300%, due 05/03/15		450,000	449,938
International Lease Finance Corp., 8.625%, due 09/15/15		1,000,000	1,105,000
JP Morgan Chase Capital XXVII, 7.000%, due 11/01/39		1,750,000	1,750,000
Kinder Morgan Finance Co. ULC, 5.700%, due 01/05/16		750,000	789,375
Linn Energy LLC, 6.250%, due 11/01/19[1]		600,000	588,000
Merrill Lynch & Co., Inc., 6.400%, due 08/28/17		2,200,000	2,393,050
MGM Resorts International, 10.375%, due 05/15/14		750,000	845,625
Nextel Communications, Inc., Series C, 5.950%, due 03/15/14		500,000	500,625
Pacific Life Insurance Co., 9.250%, due 06/15/39[1]		250,000	317,495
Petrohawk Energy Corp., 7.250%, due 08/15/18		1,500,000	1,686,861
Regions Financial Corp., 5.750%, due 06/15/15		250,000	262,500
Ryerson, Inc., 12.000%, due 11/01/15		500,000	502,500
Univision Communications, Inc., 7.875%, due 11/01/20[1]		400,000	428,000
Total United States corporate bonds			23,540,973
Total corporate bonds (cost $39,515,533)			38,676,594
Asset-backed securities: 4.10%
United States: 4.10%
Accredited Mortgage Loan Trust, Series 2006-1, Class A3, 0.425%, due 04/25/36[4]		323,124	275,102

	Face amount		Value
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A, 0.395%, due 08/25/36[4]		$662,740	$523,883
Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, due 08/10/22		366,467	393,952
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF10, Class A4, 0.565%, due 11/25/35[4]		1,018,627	865,096
Saxon Asset Securities Trust, Series 2006-2, Class A3C, 0.395%, due 09/25/36[4]		1,109,250	837,799
Total asset-backed securities (cost $2,911,401)			2,895,832
Collateralized debt obligations: 1.38%
United Kingdom: 1.04%
Jubilee CDO BV, Series IIIX, Class A1, 1.341%, due 04/20/17[4,5]	EUR	116,528	145,685
Series IIIX, Class A2, 1.841%, due 04/20/17[4,5]		500,000	591,389
Total United Kingdom collateralized debt obligations			737,074
United States: 0.34%
GSC Partners CDO Fund Ltd., Series 2003-4A, Class B, 2.400%, due 12/16/15[1,4,5,6]		$246,446	239,669
Total collateralized debt obligations (cost $1,057,008)			976,743
Commercial mortgage-backed securities: 8.50%
United States: 8.50%
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class AM, 5.817%, due 04/10/49[4]		500,000	507,549
Series 2007-4, Class AM, 5.983%, due 02/10/51[4]		425,000	425,829
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM, 5.889%, due 12/10/49[4]		425,000	449,145
Commercial Mortgage Pass Through Certificates, Series 2006-C8, Class AM, 5.347%, due 12/10/46		150,000	153,276
CW Capital Cobalt Ltd., Series 2007-C3, Class AJ, 6.007%, due 05/15/46[4]		575,000	364,897
Series 2007-C3, Class AM, 6.007%, due 05/15/46[4]		400,000	376,811

23

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2012

	Face amount	Value
Bonds—(Concluded)
Commercial mortgage-backed securities—(Concluded)
United States—(Concluded)
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class AM, 5.867%, due 12/10/49[4]	$500,000	$490,414
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.009%, due 06/15/49[4]	375,000	411,676
Series 2007-LD12, Class AM, 6.251%, due 02/15/51[4]	1,000,000	998,074
Morgan Stanley Capital I, Series 2006-HQ8, Class A3, 5.653%, due 03/12/44[4]	195,842	195,692
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.979%, due 08/12/45[1,4]	625,000	649,021
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, 6.097%, due 02/15/51[4]	1,000,000	974,926
Total commercial mortgage-backed securities (cost $6,123,561)		5,997,310
Municipal bonds: 2.67%
State of California, GO Bonds, 7.300%, due 10/01/39	800,000	999,392
State of Illinois, GO bonds, 5.665%, due 03/01/18	800,000	885,976
Total municipal bonds (cost $1,647,323)		1,885,368
US government obligations: 15.68%
US Treasury Bonds, 3.500%, due 02/15/39[7]	1,000,000	1,157,188
US Treasury Bonds, PO, 4.375%, due 05/15/40[3,7]	6,000,000	2,672,910
US Treasury Notes, 2.000%, due 02/15/22[7]	7,000,000	7,235,705
Total US government obligations (cost $9,747,047)		11,065,803
Total bonds (cost $61,001,873)		61,497,650

	Shares	Value
Investment company: 18.31%
UBS Opportunistic Emerging Markets Debt Relationship Fund*[8] (cost $11,725,544)	702,543	$12,925,043
Short-term investment: 2.14%
Investment company: 2.14%
UBS Cash Management Prime Relationship Fund[8] (cost $1,513,534)	1,513,534	1,513,534
	Number of contracts
Options purchased*: 4.85%
Call options: 0.31%
15 Year US Treasury Bonds, strike @ USD 152.00, expires August 2012	112	106,750
2 Year US Treasury Notes, strike @ USD 110.13, expires August 2012	715	100,547
5 Year US Treasury Notes, strike @ USD 125.00, expires August 2012	137	8,562
		215,859
Put options: 0.53%
10 Year US Treasury Notes, strike @ USD 133.00, expires July 2012	145	79,297
15 Year US Treasury Bonds, strike @ USD 146.00, expires August 2012	112	171,500
2 Year Euro-Dollar Midcurve, strike @ USD 98.88, expires December 2012	85	11,688
3 Year Euro-Dollar Midcurve, strike @ USD 98.13, expires December 2012	85	14,344
5 Year US Treasury Notes, strike @ USD 123.00, expires July 2012	165	6,445
5 Year US Treasury Notes, strike @ USD 124.00, expires July 2012	165	46,406
90 Day Euro-Dollar Time Deposit, strike @ USD 99.50, expires September 2012	160	16,000
90 Day Euro-Dollar Time Deposit, strike @ USD 98.00, expires December 2012	130	1,625

24

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2012

	Number of contracts	Value
Options purchased*—(Continued)
Put options—(Concluded)
Euro-Schatz, strike @ EUR 110.40, expires August 2012	139	$25,506
		372,811
	Notional amount
Options purchased on credit default swaps on credit index: 0.16%[5]
Expiring 09/19/12. If exercised the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 18 Index and the Fund pays quarterly fixed rate of 1.000%. Underlying credit default swap terminating 06/20/17. European style. Counterparty: JPMCB	$15,000,000	8,155
Expiring 09/19/12. If exercised the payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 18 Index and the Fund pays quarterly fixed rate of 1.000%. Underlying credit default swap terminating 06/20/17. European style. Counterparty: JPMCB	15,000,000	107,315
		115,470
Options purchased on interest rate swaps: 3.85%[5]
Expiring 10/15/12. If option exercised the Fund pays quarterly floating 3 month USD LIBOR and receives semi-annually 2.650%. Underlying interest rate swap terminating 10/17/42. European style. Counterparty: MLI	3,800,000	221,305

	Notional amount		Value
Expiring 01/06/14. If option exercised the Fund pays semi-annually 2.765% and receives semi-annually floating 6 month GBP LIBOR. Underlying interest rate swap terminating 01/06/24. European style. Counterparty: DB	GBP	4,630,000	$184,517
Expiring 01/06/14. If option exercised the Fund pays semi-annually floating 6 month GBP LIBOR and receives semi-annually 2.765%. Underlying interest rate swap terminating 01/06/24. European style. Counterparty: DB		4,630,000	357,272
Expiring 06/14/13. If option exercised the Fund pays quarterly floating 3 month USD LIBOR and receives semi-annually 3.410%. Underlying interest rate swap terminating 06/18/18. European style. Counterparty: DB		$8,240,000	855,540
Expiring 06/14/21. If option exercised the Fund pays quarterly floating 3 month USD LIBOR and receives semi-annually 5.080%. Underlying interest rate swap terminating 06/16/26. European style. Counterparty: DB		4,050,000	386,640
Expiring 11/02/15. If option exercised the Fund pays semi-annually 6.000% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB		3,050,000	19,055
Expiring 12/08/14. If option exercised the Fund pays quarterly floating 3 month EUR EURIBOR and receives annually 2.325%. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB	EUR	32,000,000	516,745

25

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2012

	Notional amount		Value
Options purchased*—(Concluded)
Expiring 12/24/13. If option exercised the Fund pays semi-annually 2.140% and receives semi-annually floating 6 month JPY LIBOR. Underlying interest rate swap terminating 12/30/33. European style. Counterparty: JPMCB	JPY	670,000,000	$176,315
			2,717,389
Total options purchased (cost $2,913,536)			3,421,529
Total investments: 112.41% (cost $77,154,487)			79,357,756
Liabilities, in excess of cash and other assets: (12.41)%			(8,758,810)
Net assets: 100.00%			$70,598,946

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $79,756,801; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$2,966,982
Gross unrealized depreciation	(3,366,027)
Net unrealized depreciation of investments	$(399,045)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 65. Portfolio footnotes begin on page 35.

26

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2012

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	AUD	840,000	USD	811,793	09/04/12	$(42,694)
BB	USD	886,339	EUR	710,000	09/04/12	12,716
JPMCB	AUD	2,410,000	USD	2,359,848	09/04/12	(91,715)
JPMCB	EUR	12,740,000	USD	16,031,749	09/04/12	(100,594)
JPMCB	GBP	565,000	USD	877,748	09/04/12	(6,973)
JPMCB	JPY	59,914,390	USD	745,000	09/04/12	(5,215)
JPMCB	JPY	239,200,000	USD	3,017,078	09/04/12	21,949
JPMCB	USD	756,046	CAD	775,000	09/04/12	4,064
JPMCB	USD	1,628,881	EUR	1,295,000	09/04/12	10,945
JPMCB	USD	206,859	JPY	16,400,000	09/04/12	(1,507)
RBS	EUR	1,175,000	USD	1,478,092	09/04/12	(9,781)
RBS	JPY	54,082,148	USD	675,000	09/04/12	(2,186)
RBS	USD	878,617	AUD	885,000	09/04/12	21,645
RBS	USD	3,623,923	EUR	2,875,000	09/04/12	16,618
Net unrealized depreciation on forward foreign currency contracts						$(172,728)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bond, 14 contracts (USD)	September 2012	$2,056,020	$2,071,563	$15,543
US Ultra Bond Futures, 67 contracts (USD)	September 2012	11,260,617	11,178,531	(82,086)
2 Year US Treasury Notes, 90 contracts (USD)	September 2012	19,821,209	19,816,875	(4,334)
5 Year US Treasury Notes, 63 contracts (USD)	September 2012	7,832,372	7,810,031	(22,341)
10 Year US Treasury Notes, 20 contracts (USD)	September 2012	2,630,035	2,667,500	37,465
Interest rate futures buy contracts:
Long Gilt, 12 contracts (GBP)	September 2012	2,271,396	2,238,529	(32,867)
Interest rate futures sell contracts:
90 Day Bank Bill, 75 contracts (AUD)	December 2012	(76,178,739)	(76,191,375)	(12,636)
90 Day Euro-Dollar Futures, 268 contracts (USD)	September 2012	(66,643,962)	(66,678,400)	(34,438)
Euro-Bobl, 15 contracts (EUR)	September 2012	(2,414,872)	(2,389,707)	25,165
Euro-Bund, 27 contracts (EUR)	September 2012	(4,940,188)	(4,814,341)	125,847
Euro-Schatz, 122 contracts (EUR)	September 2012	(17,103,372)	(17,059,433)	43,939
Net unrealized appreciation on futures contracts				$59,257

27

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2012

Currency swap agreements5

Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[9]	Receive rate[9]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
DB	EUR	1,964,350	USD	2,700,000	03/16/20	3 month EURIBOR	3 month USD LIBOR	$1,574	$154,308	$155,882
DB	EUR	2,701,397	USD	3,549,095	01/13/21	3 month EURIBOR	3 month USD LIBOR	(544,275)	55,693	(488,582)
DB	USD	2,700,000	EUR	1,964,350	03/16/40	3 month USD LIBOR	3 month EURIBOR	(17,080)	(83,671)	(100,751)
DB	USD	3,549,095	EUR	2,701,397	01/13/41	3 month USD LIBOR	3 month EURIBOR	544,275	55,161	599,436
MLI	CAD	6,678,500	USD	6,843,459	03/16/40	3 month BA	3 month USD LIBOR	(141,380)	129,293	(12,087)
MLI	USD	6,843,459	CAD	6,678,500	03/16/20	3 month USD LIBOR	3 month BA	106,250	(270,998)	(164,748)
								$(50,636)	$39,786	$(10,850)

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[9]	Payments received by the Fund[9]	Upfront payments received/ (made)	Value	Unrealized appreciation/ (depreciation)
BB	USD	72,000,000	06/20/13	3 month LIBOR (USD BBA)	1 month LIBOR (USD BBA)	$—	$(1,420)	$(1,420)
BB	USD	10,800,000	06/30/14	0.568%	3 month LIBOR (USD BBA)	—	(3,518)	(3,518)
BB	USD	72,000,000	06/20/21	1 month LIBOR (USD BBA)	3 month LIBOR (USD BBA)	—	270,716	270,716
BB	USD	1,470,000	06/16/26	3.624	3 month LIBOR (USD BBA)	—	(26,605)	(26,605)
CITI	USD	1,860,000	02/15/36	4.668	3 month LIBOR (USD BBA)	543,901	(806,078)	(262,177)
CSI	USD	2,650,000	08/12/16	3 month LIBOR	1.194%	—	54,168	54,168
DB	CAD	11,600,000	10/03/13	3 month BA	1.875	41,249	107,746	148,995
DB	CAD	10,350,000	10/03/16	2.485	3 month BA	(134,496)	(441,132)	(575,628)
DB	CAD	2,850,000	10/03/21	3 month BA	3.260	76,335	287,796	364,131
DB	USD	3,000,000	12/15/15	1.521	3 month LIBOR (USD BBA)	(41,000)	(87,742)	(128,742)
DB	USD	1,250,000	09/23/20	2.690	3 month LIBOR (USD BBA)	(23,000)	(122,286)	(145,286)
DB	USD	1,450,000	02/15/38	3.669	3 month LIBOR (USD BBA)	372,761	(340,539)	32,222
DB	USD	4,550,000	02/15/38	4.474	3 month LIBOR (USD BBA)	1,852,313	(1,782,556)	69,757

28

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2012

Interest rate swap agreements (concluded)

Counterparty	Notional amount		Termination date	Payments made by the Fund[9]	Payments received by the Fund[9]	Upfront payments received/ (made)	Value	Unrealized appreciation/ (depreciation)
DB	USD	875,000	05/15/40	3.470%	3 month LIBOR (USD BBA)	$(157,000)	$(294,738)	$(451,738)
DB	USD	695,000	05/15/40	4.560	3 month LIBOR (USD BBA)	—	(552,521)	(552,521)
DB	USD	1,250,000	06/27/42	3.489	3 month LIBOR (USD BBA)	291,840	(270,469)	21,371
JPMCB	AUD	20,000,000	11/10/14	3 month BBSW	3.315%	—	71,137	71,137
JPMCB	AUD	4,645,000	11/10/22	4.225	6 month BBSW	—	(91,757)	(91,757)
JPMCB	CAD	6,125,000	02/11/14	3 month BA	2.775	—	180,433	180,433
JPMCB	CAD	5,490,000	02/11/17	3.500	3 month BA	—	(515,648)	(515,648)
JPMCB	CAD	1,550,000	02/11/22	3 month BA	4.145	—	284,291	284,291
JPMCB	EUR	5,850,000	05/04/22	6 month EURIBOR	2.130	—	118,344	118,344
JPMCB	EUR	2,600,000	05/04/42	2.460	6 month EURIBOR	—	(132,554)	(132,554)
JPMCB	USD	4,500,000	02/18/16	2.532	3 month LIBOR (USD BBA)	—	(332,840)	(332,840)
JPMCB	USD	70,000,000	07/03/42	1 month LIBOR (USD BBA)	3 month LIBOR (USD BBA)	—	—	—
MLI	CAD	9,280,000	04/08/17	3 month BA	1.978	—	189,334	189,334
MLI	CAD	2,400,000	02/04/21	3.725	3 month BA	—	(339,783)	(339,783)
MLI	CAD	3,000,000	02/04/31	3 month BA	4.310	5,192	749,995	755,187
MLI	CAD	1,200,000	02/04/41	4.208	3 month BA	—	(388,945)	(388,945)
MLI	JPY	841,000,000	04/26/13	6 month LIBOR (USD BBA)	0.451%	—	8,396	8,396
MLI	JPY	676,000,000	04/26/16	0.706%	6 month LIBOR (USD BBA)	—	(114,777)	(114,777)
MLI	JPY	176,000,000	04/26/21	6 month LIBOR (USD BBA)	1.334	—	120,153	120,153
MLI	USD	4,020,000	06/18/18	2.090	3 month LIBOR (USD BBA)	—	(158,665)	(158,665)
MLI	USD	20,000,000	06/27/19	3.298	3 month LIBOR (USD BBA)	2,626,824	(2,651,116)	(24,292)
MLI	USD	3,630,000	06/16/21	3 month LIBOR (USD BBA)	3.171	—	130,610	130,610
MLI	USD	3,670,000	06/27/42	4.449	3 month LIBOR (USD BBA)	1,614,116	(1,559,890)	54,226
MSC	CAD	8,870,000	04/08/17	3.600	3 month BA	—	(863,808)	(863,808)
MSC	USD	3,000,000	06/27/22	2.970	3 month LIBOR (USD BBA)	344,434	(339,327)	5,107
						$7,413,469	$(9,645,595)	$(2,232,126)

29

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2012

Credit default swaps on credit indices—buy protection10

Counterparty	Referenced Index[11]	Notional amount		Termination date	Payments made by the Fund[9]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
CSI	CMBX.NA.AAA Series 4 Index	USD	4,000,000	02/17/51	0.350%	$(415,662)	$363,844	$(51,818)
JPMCB	iTraxx Europe Series 17 Index	EUR	17,000,000	06/20/17	1.000	(222,745)	642,427	419,682
MLI	iTraxx Europe Crossover Series 17 Index	EUR	3,250,000	06/20/17	5.000	(174,552)	244,402	69,850
MLI	CDX.EM.Series 17 Index	USD	13,000,000	06/20/17	5.000	1,533,183	(1,279,826)	253,357
						$720,224	$(29,153)	$691,071

Credit default swaps on corporate and sovereign issues—buy protection10

Counterparty	Referenced Obligation[11]	Notional amount		Termination date	Payments made by the Fund[9]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	Credit Suisse Group Finance Guernsey Ltd. bond, 0.000%, due 07/29/19	EUR	1,250,000	09/20/16	1.000%	$(26,672)	$43,243	$16,571
BB	Verizon Communications bond, 4.900%, due 09/15/15	USD	2,750,000	12/20/16	1.000	41,377	(51,689)	(10,312)
BB	Aetna, Inc. bond, 6.625%, due 06/15/36	USD	875,000	03/20/17	1.000	15,976	(12,644)	3,332
BB	Cox Communications, Inc. bond, 6.800%, due 08/01/28	USD	875,000	03/20/17	1.000	19,618	(17,845)	1,773
CSI	ConAgra Foods, Inc. bond, 7.000%, due 10/01/28	USD	875,000	03/20/17	1.000	15,910	(13,939)	1,971
DB	ING Bank NV bond, 5.250%, due 06/07/19	EUR	2,500,000	06/20/16	1.000	(9,883)	122,677	112,794
JPMCB	Intesa Sanpaolo SpA bond, 4.750%, 06/15/17	EUR	190,000	03/20/17	3.000	(4,250)	15,943	11,693
JPMCB	Government of France bond, 4.250%, due 04/25/19	USD	3,025,000	09/20/16	0.250	(97,127)	162,205	65,078
JPMCB	XL Group PLC bond, 6.250%, 05/15/27	USD	875,000	03/20/17	1.000	(7,779)	8,427	648
JPMCB	Government of Japan bond, 2.000%, due 03/21/22	USD	700,000	09/20/17	1.000	2,097	(2,086)	11
MLI	Credit Agricole SA bond, 5.065%, due 08/10/22	EUR	2,750,000	06/20/16	1.000	(88,491)	237,411	148,920

30

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2012

Credit default swaps on corporate and sovereign issues—buy protection10 (concluded)

Counterparty	Referenced Obligation[11]	Notional amount		Termination date	Payments made by the Fund[9]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
MLI	Deutsche Bank AG, 5.125% bond, due 08/31/17	EUR	1,250,000	06/20/17	1.000%	$(56,058)	$59,983	$3,925
MLI	United Parcel Service of America, Inc. bond, 8.375%, due 04/01/30	USD	3,500,000	06/20/16	1.000	110,916	(94,188)	16,728
MLI	Simon Property Group LP bond, 5.250%, due 12/01/16	USD	3,000,000	09/20/16	1.000	(21,643)	(6,910)	(28,553)
MLI	Quest Diagnostics, Inc. bond, 6.950%, due 07/01/37	USD	875,000	03/20/17	1.000	3,924	(4,589)	(665)
MLI	Prudential Financial, Inc. bond, 4.500%, due 07/15/13	USD	1,000,000	03/20/17	1.000	(57,255)	56,695	(560)
MLI	Government of Japan bond, 2.000%, due 03/21/22	USD	2,500,000	03/20/17	1.000	(41,053)	(18,565)	(59,618)
MLI	Weyerhaeuser Co. bond, 7.125%, due 07/15/23	USD	875,000	03/20/17	1.000	(11,626)	22,475	10,849
MLI	BorgWarner, Inc. bond, 8.000%, due 10/01/19	USD	875,000	03/20/17	1.000	(7,785)	12,225	4,440
MLI	Westvaco Corp., 7.950% bond, due 02/15/31	USD	875,000	03/20/17	1.000	(8,936)	8,593	(343)
MSCI	BNP Paribas bond, 4.250%, due 01/16/14	EUR	2,500,000	06/20/16	1.000	(10,692)	153,858	143,166
MSCI	VF Corp. bond, 5.950%, due 11/01/17	USD	2,750,000	12/20/16	1.000	31,810	(47,794)	(15,984)
MSCI	Target Corp. bond, 5.375%, due 05/01/17	USD	1,750,000	12/20/16	1.000	31,693	(45,332)	(13,639)
MSCI	Olin Corp. bond, 8.875%, due 08/15/19	USD	750,000	12/20/16	1.000	(25,372)	13,051	(12,321)
MSCI	Chesapeake Energy Corp. bond, 6.625%, due 08/15/20	USD	875,000	03/20/17	5.000	(1,668)	59,136	57,468
MSCI	Eastman Chemical Co. bond, 7.600%, due 02/01/27	USD	875,000	03/20/17	1.000	10,684	(3,768)	6,916
MSCI	Devon Energy Corp. bond, 7.950%, due 04/15/32	USD	875,000	06/20/17	1.000	12,542	(5,206)	7,336
						$(179,743)	$651,367	$471,624

31

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2012

Credit default swaps on corporate and sovereign issues—sell protection12

Counterparty	Referenced Obligation[11]	Notional amount		Termination date	Payments received by the Fund[9]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[13]
BB	UnitedHealth Group, Inc. bond, 6.000%, due 02/15/18	USD	875,000	03/20/17	1.000%	$—	$408	$408	0.996%
CSI	Procter & Gamble Co. bond, 4.950%, due 08/15/14	USD	875,000	03/20/17	1.000	(15,910)	21,404	5,494	0.479
DB	Potash Corp. of Saskatchewan, Inc. bond, 6.500%, due 05/15/19	USD	875,000	03/20/17	1.000	(3,142)	3,432	290	0.921
JPMCB	Republic of Italy bond, 6.875%, due 09/27/23	USD	225,000	03/20/17	1.000	27,704	(33,338)	(5,634)	4.747
JPMCB	Republic of China bond, 4.250%, due 10/28/14	USD	700,000	09/20/17	1.000	10,291	(6,990)	3,301	1.205
MLI	Aegon NV bond, 4.125%, due 12/08/14	EUR	900,000	03/20/16	1.000	36,430	(68,005)	(31,575)	2.748
MLI	Pfizer, Inc. bond, 4.650%, due 03/01/18	USD	875,000	03/20/17	1.000	(3,924)	16,260	12,336	0.604
MLI	Republic of China bond, 4.250%, due 10/28/14	USD	2,500,000	03/20/17	1.000	38,694	(9,898)	28,796	1.093
MLI	MetLife, Inc. bond, 5.000%, due 06/15/15	USD	1,000,000	03/20/17	1.000	73,001	(77,533)	(4,532)	2.809
MLI	Georgia-Pacific LLC bond, 7.750%, due 11/15/29	USD	875,000	03/20/17	1.000	11,626	(17,283)	(5,657)	1.442
MLI	Johnson Control, Inc. bond, 7.125%, due 07/15/17	USD	875,000	03/20/17	1.000	15,439	(18,058)	(2,619)	1.462
MLI	International Paper Co. bond, 5.300%, due 04/01/15	USD	875,000	03/20/17	1.000	8,936	(18,370)	(9,434)	1.470
MLI	JPMorgan Chase & Co. bond, 4.750%, due 03/01/15	USD	875,000	03/20/17	1.000	7,007	(12,347)	(5,340)	1.318
MSCI	MetLife, Inc. bond, 5.000%, due 06/15/15	USD	1,300,000	06/20/16	1.000	23,959	(79,284)	(55,325)	2.652
MSCI	Wal-Mart Stores, bond, Inc., 5.875%, due 04/05/27	USD	1,750,000	12/20/16	1.000	(31,692)	46,261	14,569	0.408
MSCI	Dow Chemical Co. bond, 7.375%, due 11/01/29	USD	750,000	12/20/16	1.000	31,407	(8,891)	22,516	1.281
MSCI	Canadian Natural Resources Ltd. bond, 6.250%, due 03/15/38	USD	875,000	06/20/17	1.000	8,185	(22,394)	(14,209)	1.548
						$238,011	$(284,626)	$(46,615)

32

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2012

Options written

	Expiration date	Premiums	Value
Call options
Euro-Schatz, 139 contracts, strike @ EUR 110.80	August 2012	$13,693	$(13,193)
Put options
10 Year US Treasury Notes, 145 contracts, strike @ USD 131.00	July 2012	15,611	(15,859)
5 Year US Treasury Notes, 330 contracts, strike @ USD 123.50	July 2012	30,380	(33,516)
90 Day Euro-Dollar Time Deposit, 130 contracts, strike @ USD 96.00	December 2012	58,045	(813)
Euro-Schatz, 139 contracts, strike @ EUR 110.00	August 2012	8,460	(7,916)
Options written on interest rate swaps[5]
If option exercised the Fund receives quarterly floating 3 month USD LIBOR and pays semi-annually 2.000%. Underlying interest rate swap terminating 10/17/22. European style. Counterparty: DB, Notional Amount USD 8,170,000	October 2012	102,942	(207,741)
If option exercised the Fund receives annually 3.325% and pays quarterly floating 3 month EUR EURIBOR. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB, Notional Amount EUR 32,000,000	December 2014	155,492	(36,950)
If option exercised the Fund receives quarterly floating 3 month EUR EURIBOR and pays annually 1.825%. Underlying interest rate swap terminating 12/10/15. European style. Counterparty: BB, Notional Amount EUR 32,000,000	December 2014	180,157	(352,024)
If option exercised the Fund pays quarterly floating 3 month USD LIBOR and receives semi-annually 4.700%. Underlying interest rate swap terminating 06/16/21. European style. Counterparty: DB, Notional Amount USD 10,200,000	June 2016	402,115	(1,169,370)
If option exercised the Fund receives semi-annually 1.620% and pays semi-annually floating 6 month GBP LIBOR. Underlying interest rate swap terminating 01/06/16. European style. Counterparty: BB, Notional Amount GBP 21,000,000	January 2014	276,702	(129,194)
If option exercised the Fund receives semi-annually 7.25% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 3,050,000	November 2015	63,135	(8,826)
If option exercised the Fund receives semi-annually 8.76% and pays quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 11/04/25. European style. Counterparty: DB, Notional Amount USD 3,050,000	November 2015	38,735	(3,698)
If option exercised the Fund receives semi-annually floating 6 month GBP LIBOR and pays semi-annually 1.620%. Underlying interest rate swap terminating 01/06/16. European style. Counterparty: BB, Notional Amount GBP 21,000,000	January 2014	276,702	(453,089)
If option exercised the Fund pays semi-annually floating 6 month JPY LIBOR and receives semi-annually 1.600%. Underlying interest rate swap terminating 12/30/33. European style. Counterparty: MSC, Notional Amount JPY 670,000,000	December 2013	248,815	(280,267)
Options written on credit default swaps on credit indices[5]
If option exercised payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the CDX.NA.IG Series 18 Index and Fund receives quarterly fixed rate of 1.000%. Underlying credit default swap terminating 06/20/2017. European style. Counterparty: JPMCB, Notional Amount USD 30,000,000	September 2012	82,500	(55,084)
Total options written		$1,953,484	$(2,767,540)

33

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2012

Written options activity for the year ended June 30, 2012 was as follows:

	Number of contracts	Premiums
Options outstanding at June 30, 2011	1,408	$235,521
Options written	10,004	2,877,395
Options terminated in closing purchase transactions	(8,506)	(2,625,430)
Options expired prior to exercise	(2,023)	(361,297)
Options outstanding at June 30, 2012	883	$126,189

Swaptions activity for the year ended June 30, 2012 was as follows:

Swaptions outstanding at June 30, 2011	$1,546,001
Swaptions written	5,322,878
Swaptions terminated in closing purchase transactions	(5,041,584)
Swaptions expired prior to exercise	—
Swaptions outstanding at June 30, 2012	$1,827,295

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$38,676,594	$—	$38,676,594
Asset-backed securities	—	2,895,832	—	2,895,832
Collateralized debt obligations	—	737,074	239,669	976,743
Commercial mortgage-backed securities	—	5,997,310	—	5,997,310
Municipal bonds	—	1,885,368	—	1,885,368
US government obligations	—	11,065,803	—	11,065,803
Investment company	—	12,925,043	—	12,925,043
Short-term investment	—	1,513,534	—	1,513,534
Options purchased	588,670	2,832,859	—	3,421,529
Forward foreign currency contracts, net	—	(172,728)	—	(172,728)
Futures contracts, net	59,257	—	—	59,257
Swap agreements, net	—	(9,268,221)	—	(9,268,221)
Options written	(71,297)	(2,696,243)	—	(2,767,540)
Total	$576,630	$66,392,225	$239,669	$67,208,524

34

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2012

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Collateralized debt obligations	Total
Assets
Beginning balance	$475,000	$475,000
Purchases	—	—
Issuances	—	—
Sales	(253,554)	(253,554)
Settlements	—	—
Accrued discounts (premiums)	7,319	7,319
Total realized gain (loss)	17,151	17,151
Change in net unrealized appreciation/depreciation	(6,247)	(6,247)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$239,669	$239,669

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2012 was $5,545.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the value of these securities amounted to $6,797,459 or 9.63% of net assets.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2012, the value of these securities amounted to $2,114,334 or 2.99% of net assets.

3  Rate shown reflects annualized yield at June 30, 2012 on zero coupon bond.

4  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2012 and changes periodically.

5  Security is illiquid. At June 30, 2012, the value of these securities and other illiquid derivative instruments amounted to $7,254,969 or 10.28% of net assets.

6  This security, which represents 0.34% of net assets as of June 30, 2012, is considered restricted. (See restricted security table below for more information.)

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value 06/30/12	Value as a percentage of net assets
GSC Partners CDO Fund Ltd., Series 2003-4A, Class B, 2.400%, due 12/16/15	12/14/10	$455,500	0.65%	$239,669	0.34%

35

UBS Fixed Income Opportunities Fund

Portfolio of investments

June 30, 2012

7  All or a portion of these securities have been designated as collateral for open swap agreements.

8  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/11	Purchases during the year ended 06/30/12	Sales during the year ended 06/30/12	Net realized gain during the year ended 06/30/12	Change in net unrealized appreciation/ (depreciation) during the year ended 06/30/12	Value 06/30/12	Net income earned from affiliate for the year ended 06/30/12
UBS Cash Management
Prime Relationship Fund	$4,839,734	$64,010,892	$67,337,092	$—	$—	$1,513,534	$3,767
UBS Opportunistic Emerging Markets Debt Relationship Fund	15,623,479	—	3,750,000	475,544	576,020	12,925,043	—
	$20,463,213	$64,010,892	$71,087,092	$475,544	$576,020	$14,438,577	$3,767

9  Payments made or received are based on the notional amount.

10  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

11  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

12  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

13  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.
36

UBS Global Bond Fund

Portfolio performance

For the 12 months ended June 30, 2012, Class A shares of UBS Global Bond Fund (the "Fund") returned 1.19% (Class A shares declined 3.38% after the deduction of the maximum sales charge), while Class Y shares returned 1.49%. The Fund's benchmark, the Barclays Global Aggregate Index (the "Index"), returned 2.73% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 39; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive return during the reporting period, but underperformed the Index, primarily due to sector positioning.

The Fund used derivatives during the reporting period. These included certain interest rate instruments to manage the Fund's duration and yield curve exposure, credit default swaps to implement specific credit-related investment strategies as part of the Fund's sector allocation and security selection and foreign exchange forwards to manage the Fund's currency exposures. Derivatives play a role in the overall portfolio construction process, but are just one of the tools we utilize to manage the Fund's overall risk exposure and to implement the aforementioned strategies. With that in mind, overall, the Fund's duration and yield curve positioning, as well as currency allocations, were positive contributors to performance, while sector allocation and security selection in certain spread sectors detracted from performance.

Portfolio performance summary1

What worked

•  The Fund's yield curve positioning strategies were the largest contributor to results. We tactically adjusted the Fund's yield curve positioning throughout the fiscal year given our changing economic and market expectations. Our active management of yield curve positioning was rewarded, especially the strategies we implemented in the US, the UK and the Eurozone.

•  Overall, duration positioning was a positive for performance. We also tactically adjusted the Fund's duration during the period. In particular, duration management in the US benefited Fund performance. Duration positioning in the Eurozone was also rewarded, albeit to a lesser extent. (Duration is a measure of a portfolio's sensitivity to changes in interest rates.)

•  The Fund's currency exposures, overall, modestly contributed to performance. Our exposures to the Japanese yen and Great Britain pound aided performance during the reporting period.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

37

UBS Global Bond Fund

What didn't work

•  Sector positioning was the largest negative for performance. The Fund's overweight to investment grade financials was not rewarded during the reporting period, as they experienced periods of weakness—largely during the second half of 2011—given fears of contagion from the European sovereign debt crisis.

•  Security selection of European industrial investment grade bonds detracted from results. Company-specific issues caused a number of the Fund's holdings in the industrials sectors to underperform.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

38

UBS Global Bond Fund

Average annual total returns for periods ended 06/30/2012 (unaudited)

	1 year	5 years	10 years	Inception[1]
Before deducting maximum sales charge
Class A2	1.19%	2.40%	3.99%	4.42%
Class C3	0.69	1.89	N/A	3.48
Class Y4	1.49	2.67	4.27	4.69
After deducting maximum sales charge
Class A2	(3.38)%	1.46%	3.52%	3.98%
Class C3	(0.02)	1.89	N/A	3.48
Barclays Global Aggregate Index[5]	2.73%	6.70%	6.49%	6.16%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—2.43% and 1.15%; Class C—2.89% and 1.65%; Class Y—2.13% and 0.90%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2012, do not exceed 1.15% for Class A shares, 1.65% for Class C shares and 0.90% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of UBS Global Bond Fund Class A shares is November 5, 2001. Inception date of Class C shares is July 2, 2002. Inception date of Class Y shares and the Index is July 31, 1993.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

39

UBS Global Bond Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Global Bond Fund Class A and Class Y versus the Barclays Global Aggregate Index over the 10 years ended June 30, 2012. The performance of Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

40

UBS Global Bond Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2012

Percentage of net assets
Government of Japan, 1.800%, due 06/20/17	7.4%
Federal National Mortgage Association Pools, #AJ6221, 4.000%, due 01/01/42	3.6
Bundesrepublik Deutschland, 4.000%, due 01/04/37	3.5
Federal National Mortgage Association Pools, #MA0755, 4.500%, due 06/01/41	3.2
Government of Japan, 1.900%, due 06/20/25	3.2
Canadian Government Bond, 3.500%, due 06/01/20	3.1
UK Gilts, 2.000%, due 01/22/16	2.7
Bundesrepublik Deutschland, 3.500%, due 01/04/16	2.6
Government of Japan, 0.600%, due 03/20/16	2.6
Republic of Italy, 4.750%, due 01/25/16	2.3
Total	34.2%

Country exposure by issuer, top five (unaudited)

As of June 30, 2012

Percentage of net assets
United States	34.6%
Japan	13.6
United Kingdom	9.9
Germany	9.7
Italy	5.9
Total	73.7%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2012

Bonds
Corporate bonds
Building materials	0.34%
Capital markets	1.04
Chemicals	0.65
Commercial banks	11.41
Communications equipment	0.40
Consumer finance	1.39
Diversified financial services	5.31
Diversified telecommunication services	0.85
Electric utilities	0.61
Health care equipment & supplies	0.48
Health care providers & services	0.17
Insurance	1.19
Leisure equipment & products	0.47
Media	0.97
Metals & mining	0.75
Multi-utilities	0.22
Oil, gas & consumable fuels	2.64
Pharmaceuticals	0.16
Road & rail	0.12
Semiconductors & semiconductor equipment	0.17
Specialty retail	0.17
Telecommunications	0.41
Thrifts & mortgage finance	0.57
Tobacco	2.07
Wireless telecommunication services	0.86
Total corporate bonds	33.42%
Asset-backed securities	1.06
Collateralized debt obligation	1.40
Mortgage & agency debt securities	15.88
US government obligations	2.34
Non-US government obligations	40.33
Supranational bonds	2.45
Total bonds	96.88%
Short-term investment	1.37
Total investments	98.25%
Cash and other assets, less liabilities	1.75
Net assets	100.00%

41

UBS Global Bond Fund

Portfolio of investments

June 30, 2012

	Face amount		Value
Bonds: 96.88%
Corporate bonds: 33.42%
Australia: 1.71%
Westpac Banking Corp., 4.125%, due 05/25/18	EUR	100,000	$137,921
4.200%, due 02/27/15		$70,000	74,364
Total Australia corporate bonds			212,285
Canada: 0.35%
Nova Chemicals Corp., 8.625%, due 11/01/19		25,000	28,312
Teck Resources Ltd., 3.150%, due 01/15/17		15,000	15,473
Total Canada corporate bonds			43,785
Cayman Islands: 0.63%
Vale Overseas Ltd., 5.625%, due 09/15/19		50,000	55,429
6.875%, due 11/21/36		20,000	23,199
Total Cayman Islands corporate bonds			78,628
France: 3.29%
BNP Paribas Home Loan SFH, 3.875%, due 07/12/21	EUR	100,000	138,128
CM-CIC Covered Bonds, 4.375%, due 03/17/21[1]		100,000	141,845
Societe Generale SA, 2.200%, due 09/14/13[2]		$100,000	98,590
Total Capital International SA, 1.550%, due 06/28/17		10,000	10,023
Vivendi SA, 3.450%, due 01/12/18[2]		20,000	19,585
Total France corporate bonds			408,171
Germany: 0.34%
HeidelbergCement Finance BV, 8.500%, due 10/31/19	EUR	30,000	42,710
Italy: 0.41%
Wind Acquisition Finance SA, 11.750%, due 07/15/17[1]		50,000	50,620
Luxembourg: 0.21%
Intelsat Jackson Holdings SA, 7.250%, due 10/15/20		$25,000	26,313
Mexico: 0.86%
America Movil SAB de CV, 3.625%, due 03/30/15		100,000	106,356

	Face amount		Value
Netherlands: 2.56%
Bank Nederlandse Gemeenten, 1.375%, due 03/23/15[2]		$40,000	$40,074
Nederlandse Waterschapsbank NV, 2.125%, due 02/09/17[2]		200,000	200,188
Rabobank Nederland NV, 3.875%, due 02/08/22		50,000	50,862
RWE Finance BV, 5.625%, due 12/06/23	GBP	15,000	27,443
Total Netherlands corporate bonds			318,567
Norway: 1.51%
DnB NOR Boligkreditt, 3.875%, due 06/16/21	EUR	110,000	155,620
Eksportfinans ASA, 2.000%, due 09/15/15		$35,000	31,323
Total Norway corporate bonds			186,943
Spain: 0.60%
Bankia SA, 4.125%, due 03/24/36	EUR	100,000	73,977
Sweden: 0.97%
Swedbank Hypotek AB, 2.375%, due 04/05/17[2]		$70,000	70,736
Telefonaktiebolaget LM Ericsson, 4.125%, due 05/15/22		50,000	50,063
Total Sweden corporate bonds			120,799
United Kingdom: 5.39%
Aviva PLC, 4.729%, due 11/28/14[3,4]	EUR	40,000	37,965
Barclays Bank PLC, 4.875%, due 12/15/14[3,4]		90,000	62,642
BAT International Finance PLC, 3.250%, due 06/07/22[2]		$50,000	49,414
BP Capital Markets PLC, 3.245%, due 05/06/22		15,000	15,531
GlaxoSmithKline Capital PLC, 1.500%, due 05/08/17		20,000	20,065
Imperial Tobacco Finance PLC, 4.500%, due 07/05/18	EUR	100,000	137,661
Lloyds TSB Bank PLC, 4.500%, due 09/15/14[1]		100,000	133,297
Royal Bank of Scotland PLC, 3.400%, due 08/23/13		$60,000	60,621
Scottish & Southern Energy PLC, 5.453%, due 10/01/15[3,4]	GBP	50,000	75,175
Standard Chartered Bank, 6.000%, due 01/25/18[3]		50,000	77,643
Total United Kingdom corporate bonds			670,014

42

UBS Global Bond Fund

Portfolio of investments

June 30, 2012

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States: 14.59%
Alltel Corp., 7.875%, due 07/01/32		$40,000	$59,772
Ally Financial, Inc., 4.500%, due 02/11/14		15,000	15,206
Altria Group, Inc., 9.250%, due 08/06/19		50,000	69,464
Anadarko Petroleum Corp., 5.750%, due 06/15/14		100,000	107,481
Bank of America Corp., 7.375%, due 05/15/14		125,000	134,429
Bear Stearns Cos. LLC, 5.700%, due 11/15/14		90,000	97,388
Boston Scientific Corp., 6.000%, due 01/15/20		50,000	59,631
Celanese US Holdings LLC, 6.625%, due 10/15/18		25,000	27,188
CF Industries, Inc., 7.125%, due 05/01/20		20,000	24,350
Citigroup, Inc., 1.116%, due 05/31/17[3]	EUR	50,000	51,569
5.625%, due 08/27/12		$70,000	70,426
Comcast Corp., 6.300%, due 11/15/17		100,000	120,225
Energy Transfer Partners LP, 6.050%, due 06/01/41		25,000	25,387
7.500%, due 07/01/38		10,000	11,278
Enterprise Products Operating LLC, 3.700%, due 06/01/15		30,000	32,007
Series I, 5.000%, due 03/01/15		20,000	21,846
ERAC USA Finance LLC, 2.750%, due 03/15/17[2]		15,000	15,211
Freescale Semiconductor, Inc., 9.250%, due 04/15/18[2]		20,000	21,400
Fresenius Medical Care US Finance II, Inc., 5.625%, due 07/31/19[2]		20,000	20,850
General Electric Capital Corp., Series A, 6.750%, due 03/15/32		110,000	136,200
Goldman Sachs Group, Inc., 3.300%, due 05/03/15		30,000	29,996
Hartford Financial Services Group, Inc., 4.000%, due 10/15/17		30,000	30,124
Hasbro, Inc., 6.350%, due 03/15/40		50,000	58,083
HSBC USA, Inc., 2.375%, due 02/13/15		105,000	106,197
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35		75,000	79,429

	Face amount		Value
Michaels Stores, Inc., 7.750%, due 11/01/18		$20,000	$21,100
Morgan Stanley, 4.750%, due 03/22/17		100,000	99,780
New York Life Global Funding, 1.650%, due 05/15/17[2]		80,000	79,773
Quicksilver Resources, Inc., 11.750%, due 01/01/16		20,000	19,475
Range Resources Corp., 5.750%, due 06/01/21		5,000	5,225
SLM Corp., 6.250%, due 01/25/16		50,000	52,500
Wells Fargo & Co., 1.250%, due 02/13/15		110,000	109,848
Total United States corporate bonds			1,812,838
Total corporate bonds (cost $4,178,669)			4,152,006
Asset-backed securities: 1.06%
United Kingdom: 0.64%
Chester Asset Receivables Dealings, Series 2004-1, Class A, 1.198%, due 04/15/16[3]	GBP	20,000	30,764
Series 2003-B PLC, Class A, 4.650%, due 07/15/13		30,000	48,078
Total United Kingdom asset-backed securities			78,842
United States: 0.42%
Bank of America Corp., Series 2004-A1, 4.500%, due 01/17/14	EUR	40,000	52,156
Total asset-backed securities (cost $131,950)			130,998
Collateralized debt obligation: 1.40%
United States: 1.40%
Hewett's Island CDO Ltd., Series 2007-6A, Class D, 2.718%, due 06/09/19 (cost $247,508)[2,3,5,6]		$250,000	174,375
Mortgage & agency debt securities: 15.88%
United States: 15.88%
Federal Home Loan Mortgage Corp. Gold Pools,[7] #G04461, 5.000%, due 07/01/38		97,225	104,513
Federal National Mortgage Association Pools,[7] #AA5244, 4.000%, due 05/01/39		46,334	49,377
#AJ6221, 4.000%, due 01/01/42		421,942	449,917
#MA0755, 4.500%, due 06/01/41		372,030	401,097

43

UBS Global Bond Fund

Portfolio of investments

June 30, 2012

	Face amount		Value
Bonds—(Concluded)
Mortgage & agency debt securities—(Concluded)
United States—(Concluded)
#909356, 5.000%, due 02/01/37		$124,056	$134,412
#914467, 5.000%, due 04/01/37		88,180	95,459
#928197, 5.500%, due 03/01/37		79,542	86,801
#AC1466, 5.500%, due 08/01/39		109,422	119,982
#900568, 6.000%, due 09/01/36		50,983	56,183
#940642, 6.000%, due 08/01/37		97,079	108,164
#889579, 6.000%, due 05/01/38		73,912	81,488
Government National Mortgage Association Pools, #G2 MA0022, 3.500%, due 04/20/42		223,999	239,746
#781276, 6.500%, due 04/15/31		39,662	46,109
Total mortgage & agency debt securities (cost $1,889,647)			1,973,248
US government obligations: 2.34%
US Treasury Bonds, 3.500%, due 02/15/39		70,000	81,003
US Treasury Notes, 1.750%, due 05/31/16		200,000	209,125
Total US government obligations (cost $279,457)			290,128
Non-US government obligations: 40.33%
Canada: 3.08%
Canadian Government Bond, 3.500%, due 06/01/20	CAD	340,000	382,229
Denmark: 0.80%
Government of Denmark, 4.000%, due 11/15/17	DKK	500,000	99,942
France: 1.29%
Government of France, 3.250%, due 10/25/21	EUR	120,000	160,092
Germany: 9.32%
Bundesrepublik Deutschland, 3.500%, due 01/04/16		230,000	323,210
4.000%, due 01/04/37		265,000	438,909
6.250%, due 01/04/24		95,000	175,970
Kreditanstalt fuer Wiederaufbau, 2.625%, due 01/25/22		$150,000	154,693
6.000%, due 08/28/14	AUD	60,000	64,606
			1,157,388

	Face amount		Value
Italy: 5.53%
Buoni Poliennali Del Tesoro, 3.000%, due 04/15/15	EUR	150,000	$183,748
3.000%, due 11/01/15		180,000	217,745
Republic of Italy, 4.750%, due 01/25/16		$290,000	285,777
			687,270
Japan: 13.55%
Government of Japan, 0.600%, due 03/20/16	JPY	25,000,000	318,100
1.800%, due 06/20/17		68,000,000	916,821
1.900%, due 06/20/25		28,800,000	392,091
2.500%, due 09/20/35		4,000,000	56,855
			1,683,867
Netherlands: 0.72%
Government of the Netherlands, 2.250%, due 07/15/22	EUR	70,000	89,681
Spain: 2.17%
Instituto de Credito Oficial, 5.375%, due 07/02/12		$200,000	200,021
Kingdom of Spain, 4.200%, due 07/30/13	EUR	55,000	69,605
			269,626
United Kingdom: 3.87%
UK Gilts, 2.000%, due 01/22/16	GBP	200,000	328,932
4.000%, due 01/22/60		80,000	151,791
			480,723
Total Non-US government obligations (cost $4,774,438)			5,010,818
Supranational bonds: 2.45%
European Investment Bank, 2.125%, due 03/15/19[2]		$140,000	140,205
6.125%, due 01/23/17	AUD	150,000	163,772
Total supranational bonds (cost $275,614)			303,977
Total bonds (cost $11,777,283)			12,035,550

44

UBS Global Bond Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Short-term investment: 1.37%
Investment company: 1.37%
UBS Cash Management Prime Relationship Fund[8] (cost $170,229)	170,229	$170,229
Total investments: 98.25% (cost $11,947,512)		12,205,779
Cash and other assets, less liabilities: 1.75%		217,932
Net assets: 100.00%		$12,423,711

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $11,947,512; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$556,229
Gross unrealized depreciation	(297,962)
Net unrealized appreciation of investments	$258,267

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 65. Portfolio footnotes begin on page 49.

45

UBS Global Bond Fund

Portfolio of investments

June 30, 2012

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	USD	190,297	EUR	150,000	09/19/12	$(325)
BB	USD	189,486	EUR	150,000	09/19/12	485
JPMCB	AUD	60,000	USD	59,347	09/19/12	(1,612)
JPMCB	EUR	630,000	USD	790,833	09/19/12	(7,047)
JPMCB	GBP	240,000	USD	373,506	09/19/12	(2,291)
JPMCB	USD	131,298	CAD	135,000	09/19/12	1,066
JPMCB	USD	115,169	CHF	110,000	09/19/12	964
JPMCB	USD	49,974	EUR	40,000	09/19/12	685
JPMCB	USD	1,195,290	JPY	95,100,000	09/19/12	(4,261)
JPMCB	USD	142,300	KRW	167,000,000	09/19/12	2,748
JPMCB	USD	195,857	NOK	1,180,000	09/19/12	1,925
JPMCB	USD	97,565	SEK	690,000	09/19/12	1,896
Net unrealized depreciation on forward foreign currency contracts						$(5,767)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond Futures, 1 contract (USD)	September 2012	$167,595	$166,844	$(751)
US Treasury futures sell contracts:
5 Year US Treasury Notes, 3 contracts (USD)	September 2012	(372,159)	(371,906)	253
10 Year US Treasury Notes, 2 contracts (USD)	September 2012	(266,513)	(266,750)	(237)
Interest rate futures buy contracts:
Long Gilt, 3 contracts (GBP)	September 2012	556,783	559,632	2,849
10 Year Mini Japanese Government Bond, 3 contracts (JPY)	September 2012	537,378	539,313	1,935
Interest rate futures sell contracts:
Euro-Bobl, 3 contracts (EUR)	September 2012	(483,089)	(477,941)	5,148
Euro-Bund, 2 contracts (EUR)	September 2012	(365,510)	(356,618)	8,892
Net unrealized appreciation on futures contracts				$18,089

Credit default swaps on credit indices—buy protection9

Counterparty	Referenced Obligation[10]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments made	Value	Unrealized appreciation/ (depreciation)
BB	iTraxx Europe Crossover Series 17	EUR	200,000	06/20/17	5.000%	$(5,359)	$15,040	$9,681
DB	iTraxx Europe Senior Financials Series 17	EUR	200,000	06/20/17	1.000	(20,102)	17,950	(2,152)
						$(25,461)	$32,990	$7,529

46

UBS Global Bond Fund

Portfolio of investments

June 30, 2012

Credit default swaps on corporate issues—buy protection9

Counterparty	Referenced Obligation[10]	Notional amount		Termination date	Payments made by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
BB	Marks & Spencer PLC bond, 5.625%, due 03/24/14	EUR	25,000	03/20/17	1.000%	$(2,170)	$1,470	$(700)
BB	Solvay SA bond, 4.625%, due 06/27/18	EUR	30,000	06/20/17	1.000	(685)	1,002	317
BB	ConAgra Foods, Inc. bond, 7.000%, due 10/01/28	USD	40,000	03/20/17	1.000	728	(611)	117
BB	Quest Diagnostics Incorporated bond, 6.950%, due 07/01/37	USD	40,000	03/20/17	1.000	304	(174)	130
CSI	Cox Communications, Inc. bond, 6.800%, due 08/01/28	USD	35,000	06/20/17	1.000	942	(703)	239
DB	Quest Diagnostics Incorporated bond, 6.950%, due 07/01/37	USD	30,000	03/20/17	1.000	215	(131)	84
DB	Morgan Stanley bond, 6.600%, due 04/01/12	USD	50,000	03/20/17	1.000	(5,152)	5,217	65
GSI	Solvay SA bond, 4.625%, due 06/27/18	EUR	20,000	06/20/17	1.000	(468)	668	200
GSI	ConAgra Foods, Inc. bond, 7.000%, due 10/01/28	USD	30,000	03/20/17	1.000	574	(458)	116
GSI	Cox Communications, Inc. bond, 6.800%, due 08/01/28	USD	35,000	06/20/17	1.000	792	(627)	165
JPMCB	Michelin Luxembourg SCS bond, 8.625%, due 04/24/14	EUR	50,000	09/20/16	1.000	(2,663)	1,443	(1,220)
JPMCB	Valeo SA bond, 3.750%, due 06/24/13	EUR	50,000	09/20/16	1.000	(3,283)	2,691	(592)
JPMCB	Volvo Treasury AB bond, 5.000%, due 05/31/17	EUR	50,000	12/20/16	1.000	(4,326)	2,647	(1,679)
JPMCB	Intesa Sanpaolo SpA bond, 4.750%, due 06/15/17	EUR	40,000	03/20/17	3.000	(895)	3,356	2,461
JPMCB	Carrefour SA bond, 4.375%, due 11/02/16	EUR	25,000	06/20/17	1.000	(1,073)	2,056	983
						$(17,160)	$17,846	$686

Credit default swaps on credit indices—sell protection12

Counterparty	Referenced Obligation[10]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments received	Value	Unrealized appreciation	Credit spread[13]
DB	iTraxx Europe Series 17	EUR	200,000	06/20/17	1.000%	$8,480	$(7,558)	$922	1.657%

47

UBS Global Bond Fund

Portfolio of investments

June 30, 2012

Credit default swaps on corporate and sovereign issues—sell protection12

Counterparty	Referenced Obligation[10]	Notional amount		Termination date	Payments received by the Fund[11]	Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread[13]
BB	RWE AG bond, 5.750%, due 02/14/33	EUR	50,000	06/20/17	1.000%	$219	$(622)	$(403)	1.214%
BB	Procter & Gamble Co. bond, 4.950%, due 08/15/14	USD	40,000	03/20/17	1.000	(821)	911	90	0.515
BB	Pfizer, Inc. bond, 4.650%, due 03/01/18	USD	40,000	03/20/17	1.000	(304)	658	354	0.650
DB	Pfizer, Inc. bond, 4.650%, due 03/01/18	USD	30,000	03/20/17	1.000	(215)	494	279	0.650
GSI	Procter & Gamble Co. bond, 4.950%, due 08/15/14	USD	30,000	03/20/17	1.000	(644)	683	39	0.515
GSI	Xerox Corp. bond, 6.350%, due 05/15/18	USD	35,000	06/20/17	1.000	1,876	(2,209)	(333)	2.378
JPMCB	Republic of Italy bond, 6.875%, due 09/27/23	USD	60,000	03/20/17	1.000	7,388	(8,890)	(1,502)	4.747
JPMCB	Xerox Corp. bond, 6.350%, due 05/15/18	USD	35,000	06/20/17	1.000	1,847	(2,209)	(362)	2.378
						$9,346	$(11,184)	$(1,838)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$4,152,006	$—	$4,152,006
Asset-backed securities	—	130,998	—	130,998
Collateralized debt obligation	—	—	174,375	174,375
Mortgage & agency debt securities	—	1,973,248	—	1,973,248
US government obligations	—	290,128	—	290,128
Non-US government obligations	—	5,010,818	—	5,010,818
Supranational bonds	—	303,977	—	303,977
Short-term investment	—	170,229	—	170,229
Forward foreign currency contracts, net	—	(5,767)	—	(5,767)
Futures contracts, net	18,089	—	—	18,089
Swap agreements, net	—	32,094	—	32,094
Total	$18,089	$12,057,731	$174,375	$12,250,195

48

UBS Global Bond Fund

Portfolio of investments

June 30, 2012

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Collateralized debt obligations	Total
Assets
Beginning balance	$287,009	$287,009
Purchases	—	—
Issuances	—	—
Sales	(46,331)	(46,331)
Settlements	—	—
Accrued discounts (premiums)	—	—
Total realized gain (loss)	(86,081)	(86,081)
Change in net unrealized appreciation/depreciation	19,778	19,778
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$174,375	$174,375

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2012 was $(25,625).

Portfolio footnotes

1  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2012, the value of these securities amounted to $325,762 or 2.62% of net assets.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the value of these securities amounted to $930,401 or 7.49% of net assets.

3  Variable or floating rate security: The interest rate shown is the current rate as of June 30, 2012 and changes periodically.

4  Perpetual bond security. The maturity date reflects the next call date.

5  Security is illiquid. At June 30, 2012, the value of this security amounted to $174,375 or 1.40% of net assets.

6  This security, which represents 1.40% of net assets as of June 30, 2012, is considered restricted. (See restricted security table below for more information.)

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value 06/30/12	Value as a percentage of net assets
Hewett's Island CDO Ltd., Series 2007-6A, Class D, 2.718%, due 06/09/19	05/09/07-09/25/09	$247,508	1.99%	$174,375	1.40%

7  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

49

UBS Global Bond Fund

Portfolio of investments

June 30, 2012

8  The table below details the Fund's investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/11	Purchases during the year ended 06/30/12	Sales during the year ended 06/30/12	Value 06/30/12	Net income earned from affiliate for the year ended 06/30/12
UBS Cash Management Prime Relationship Fund	$377,148	$5,837,770	$6,044,689	$170,229	$510

9  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

10  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

11  Payments made or received are based on the notional amount.

12  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

13  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.
50

UBS High Yield Fund

Portfolio performance

For the 12 months ended June 30, 2012, Class A shares of UBS High Yield Fund (the "Fund") returned 5.06% (Class A shares returned 0.38% after the deduction of the maximum sales charge), while Class Y shares returned 5.27%. The Fund's benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the "Index"), returned 6.57% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 53; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive return during the reporting period, but underperformed the Index. Certain sector allocations along with security selection, as well as our quality biases, detracted from results.

The Fund, to a limited extent, used certain interest rate derivatives during the reporting period to manage its duration and yield curve exposure. Currency forwards were also utilized over the period to hedge the Fund's non-US dollar exposure. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we utilize to manage the Fund's overall risk exposure and to implement the aforementioned strategies. With that in mind, overall, the Fund's shorter than the Index duration positioning was not rewarded over the period and the use of currency derivatives was helpful in reducing the Fund's currency risk.

Portfolio performance summary1

What worked

•  Overall, sector allocation was beneficial for performance. Given our concerns regarding decelerating global growth and periods of increased risk aversion, we added to our exposures in a number of more defensive subsectors. In particular, our allocations to utilities, telecommunications, and food and drug retailers were beneficial for results.

•  Issue selection within the diversified financials, technology, chemical and super retail subsectors helped performance. The bottom-up views of our analysts were rewarded when they identified a number of strong-performing securities in these industries.

What didn't work

•  The Fund's allocation within the financials sector was a negative for results.

  – The Fund's overweight to the insurance subsector was a drag on results. We pared our allocation to the subsector during the fiscal year as we became more defensive in light of the macro issues driving the financial markets. The Fund ended the reporting period with a modest overweight versus the Index.

  – The Fund's underweight exposure to the bank subsector detracted from performance. While it experienced periods of volatility, the subsector performed strongly during the reporting period. We added to our exposure during the fiscal year, and ended the period with a more modest underweight position.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

51

UBS High Yield Fund

• Issue selection in a number of subsectors detracted from results.

  – Issue selection in the bank, energy and metals/mining subsectors was a negative for performance. Company-specific issues caused a number of our holdings in these subsectors to underperform. Notably, within energy, negative news surrounding the management at one company caused it to generate very weak results.

  – Issue selection in the transportation subsector hurt the Fund's results, particularly our positioning within shipping services, which underperformed given signs of slowing global growth.

•  The Fund's positioning from a quality perspective detracted from results. While we increased the portfolio's overall credit quality, mainly as a result of rising investor risk aversion and market volatility, the Fund's quality biases were negative for results.

  During the fiscal year, the Fund moved from an overweight to an underweight in securities rated CCC2 and lower. However, this move came too late, as the Fund was still overweight lower quality securities when they performed poorly. An underweight to securities rated BB3 was not rewarded, as they outperformed their lower rated B4 and CCC counterparts during the reporting period. However, we increased the Fund's allocations to securities rated BB and B during the fiscal year, as well as added to the Fund's exposure to securities rated BBB5 and cash, given our more defensive position.

•  Duration positioning detracted from results. During the review period, the Fund's duration in the US was shorter than that of the Index, as we felt that US yields would move higher. Overall, duration positioning detracted from results, as US Treasury yields moved sharply lower as economic growth decelerated and investors looked for safe havens amid the challenging macro environment.

2  Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal.

3  Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

4  Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

5  Debt rated BBB has aequate capacity to meet financial commitments, but more subject to adverse economic conditions.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

52

UBS High Yield Fund

Average annual total returns for periods ended 06/30/2012 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	5.06%	6.19%	8.29%
Class C2	4.35	5.65	7.76
Class Y3	5.27	6.44	8.58
After deducting maximum sales charge
Class A1	0.38%	5.20%	7.79%
Class C2	3.62	5.65	7.76
BofA Merrill Lynch US High Yield Cash Pay Constrained Index[4]	6.57%	8.23%	9.72%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—1.37% and 1.20%; Class C—1.86% and 1.70%; Class Y—1.03% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2012, do not exceed 1.20% for Class A shares, 1.70% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

53

UBS High Yield Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS High Yield Fund Class A and Class Y versus the BofA Merrill Lynch US High Yield Cash Pay Constrained Index over the 10 years ended June 30, 2012. The performance of Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

54

UBS High Yield Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2012

Percentage of net assets
Nova Chemicals Corp., 8.625%, due 11/01/19	1.3%
CF Industries, Inc., 7.125%, due 05/01/20	1.2
El Paso Corp., 7.750%, due 01/15/32	1.0
MGM Resorts International, 10.000%, due 11/01/16	0.9
WMG Acquisition Corp., 9.500%, due 06/15/16	0.9
DISH DBS Corp., 7.875%, due 09/01/19	0.9
Intelsat Luxembourg SA, 11.250%, due 02/04/17	0.8
Valeant Pharmaceuticals International, 7.000%, due 10/01/20	0.8
CCO Holdings LLC, 8.125%, due 04/30/20	0.8
International Lease Finance Corp., 7.125%, due 09/01/18	0.8
Total	9.4%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2012

Bonds
Corporate bonds
Aerospace	0.85%
Air transportation	0.22
Automotive & auto parts distributors	1.66
Banks & thrifts	3.78
Broadcasting	0.55
Building materials	0.46
Cable TV	4.69
Capital goods	0.86
Chemicals	5.14
Consumer products	0.11
Containers	2.21
Diversified financial services	4.02
Diversified media	1.46
Electric utilities	3.49
Energy	13.60
Entertainment/film	0.29
Environmental	0.16
Food & drug retail	0.96
Food/beverage/tobacco	1.71
Gaming	5.02
Healthcare	6.15
Homebuilders/real estate	1.51
Hotel	0.91
Insurance	1.59
Leisure	0.89
Machinery	0.86
Metals/mining	2.28
Paper	1.10
Publishing/printing	0.65
Services	3.18
Steels	1.68
Super retail index	4.01
Technology	4.13
Telecommunications	8.97
Textile/apparel	0.15
Transportation excluding air/rail	0.66
Total corporate bonds	89.96%
Commercial mortgage-backed securities	0.32
Total bonds	90.28%
Common stocks	0.09
Warrants	0.00[1]
Short-term investment	5.63
Total investments	96.00%
Cash and other assets, less liabilities	4.00
Net assets	100.00%

1  Amount represents less than 0.005%.

55

UBS High Yield Fund

Portfolio of investments

June 30, 2012

	Face amount	Value
Bonds: 90.28%
Corporate bonds: 89.96%
Australia: 0.47%
FMG Resources August 2006 Pty Ltd., 7.000%, due 11/01/15[1]	$300,000	$306,000
Mirabela Nickel Ltd., 8.750%, due 04/15/18[1]	110,000	75,350
Total Australia corporate bonds		381,350
Austria: 0.31%
PE Paper Escrow GmbH, 12.000%, due 08/01/14[1]	235,000	250,862
Canada: 3.69%
Bombardier, Inc., 7.500%, due 03/15/18[1]	110,000	120,588
7.750%, due 03/15/20[1]	150,000	166,875
CHC Helicopter SA, 9.250%, due 10/15/20	250,000	244,375
Connacher Oil and Gas Ltd., 8.500%, due 08/01/19[1]	285,000	242,250
Inmet Mining Corp., 8.750%, due 06/01/20[1]	175,000	173,250
Nova Chemicals Corp., 8.625%, due 11/01/19	930,000	1,053,225
Novelis, Inc., 8.375%, due 12/15/17	225,000	240,750
PetroBakken Energy Ltd., 8.625%, due 02/01/20[1]	200,000	199,000
Reliance Intermediate Holdings LP, 9.500%, due 12/15/19[1]	200,000	220,000
Trinidad Drilling Ltd., 7.875%, due 01/15/19[1]	95,000	100,937
Videotron Ltee, 5.000%, due 07/15/22[1]	215,000	218,225
Total Canada corporate bonds		2,979,475
Cayman Islands: 1.32%
Fibria Overseas Finance Ltd., 7.500%, due 05/04/20[1]	100,000	103,500
Sable International Finance Ltd., 7.750%, due 02/15/17[1]	125,000	129,375
Seagate HDD Cayman, 7.000%, due 11/01/21	50,000	53,875
7.750%, due 12/15/18	325,000	359,531
UPCB Finance V Ltd., 7.250%, due 11/15/21[1]	400,000	418,000
Total Cayman Islands corporate bonds		1,064,281
France: 0.26%
Cie Generale de Geophysique-Veritas, 7.750%, due 05/15/17	150,000	155,250

	Face amount	Value
CMA CGM SA, 8.500%, due 04/15/17[1]	$100,000	$55,000
Total France corporate bonds		210,250
Ireland: 0.81%
Ardagh Packaging Finance PLC, 7.375%, due 10/15/17[1]	200,000	212,500
Nara Cable Funding Ltd., 8.875%, due 12/01/18[1]	200,000	172,000
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125%, due 04/30/18[1]	250,000	265,625
Total Ireland corporate bonds		650,125
Italy: 0.51%
Wind Acquisition Finance SA, 7.250%, due 02/15/18[1]	225,000	196,875
11.750%, due 07/15/17[1]	270,000	218,025
Total Italy corporate bonds		414,900
Luxembourg: 2.28%
APERAM, 7.750%, due 04/01/18[1]	150,000	127,500
ConvaTec Healthcare E SA, 10.500%, due 12/15/18[1]	400,000	402,000
Expro Finance Luxembourg SCA, 8.500%, due 12/15/16[1]	144,000	137,880
Intelsat Jackson Holdings SA, 7.250%, due 10/15/20	475,000	499,000
Intelsat Luxembourg SA, 11.250%, due 02/04/17	655,000	674,650
Total Luxembourg corporate bonds		1,841,030
Netherlands: 0.50%
LyondellBasell Industries NV, 5.750%, due 04/15/24[1]	240,000	256,800
6.000%, due 11/15/21[1]	135,000	148,163
Total Netherlands corporate bonds		404,963
Norway: 0.31%
Eksportfinans ASA, 3.000%, due 11/17/14	265,000	251,071
United Kingdom: 1.41%
Hanson Ltd., 6.125%, due 08/15/16	200,000	213,000
Ineos Finance PLC, 9.000%, due 05/15/15[1]	100,000	105,500
Ineos Group Holdings PLC, 8.500%, due 02/15/16[1]	180,000	165,150

56

UBS High Yield Fund

Portfolio of investments

June 30, 2012

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom—(Concluded)
Vedanta Resources PLC, 9.500%, due 07/18/18[1]	$125,000	$125,625
Virgin Media Finance PLC, 5.250%, due 02/15/22	200,000	204,500
8.375%, due 10/15/19	100,000	112,375
9.500%, due 08/15/16	42,000	46,830
Virgin Media Secured Finance PLC, 6.500%, due 01/15/18	150,000	163,125
Total United Kingdom corporate bonds		1,136,105
United States: 78.09%
AES Corp., 8.000%, due 10/15/17	60,000	68,250
8.000%, due 06/01/20	335,000	384,413
AK Steel Corp., 7.625%, due 05/15/20	200,000	169,000
Ally Financial, Inc., 5.500%, due 02/15/17	200,000	203,148
6.750%, due 12/01/14	100,000	105,250
8.000%, due 03/15/20	175,000	201,250
8.000%, due 11/01/31	185,000	216,913
8.300%, due 02/12/15	380,000	414,200
Alta Mesa Holdings, 9.625%, due 10/15/18	215,000	212,313
AMC Entertainment, Inc., 9.750%, due 12/01/20	180,000	194,400
American General Institutional Capital, Series A, 7.570%, due 12/01/45[1]	195,000	195,488
American International Group, Inc., 6.250%, due 03/15/37	175,000	161,875
AmeriGas Finance LLC, 6.750%, due 05/20/20	175,000	178,500
AMGH Merger Sub, Inc., 9.250%, due 11/01/18[1]	135,000	140,400
ARAMARK Corp., 8.500%, due 02/01/15	460,000	470,930
Ashland, Inc., 9.125%, due 06/01/17	165,000	181,500
Atlas Pipeline Partners LP, 8.750%, due 06/15/18	125,000	133,438
ATP Oil & Gas Corp., 11.875%, due 05/01/15	135,000	62,775
Atwood Oceanics, Inc., 6.500%, due 02/01/20	50,000	52,250
Avis Budget Car Rental LLC, 7.750%, due 05/15/16	125,000	128,594
9.625%, due 03/15/18	100,000	109,500
Bank of America Corp., 5.650%, due 05/01/18	400,000	427,717

	Face amount	Value
BankAmerica Capital II, 8.000%, due 12/15/26	$90,000	$92,052
BE Aerospace, Inc., 6.875%, due 10/01/20	175,000	193,375
Belden, Inc., 9.250%, due 06/15/19	100,000	109,000
Berry Petroleum Co., 6.750%, due 11/01/20	200,000	209,000
Berry Plastics Corp., 8.250%, due 11/15/15	125,000	132,813
Boise Paper Holdings LLC, 9.000%, due 11/01/17	70,000	77,350
Boyd Gaming Corp., 9.125%, due 12/01/18	225,000	231,750
BreitBurn Energy Partners LP, 7.875%, due 04/15/22[1]	175,000	175,000
Brocade Communications Systems, Inc., 6.875%, due 01/15/20	50,000	54,125
Brunswick Corp., 11.250%, due 11/01/16[1]	80,000	92,600
Burlington Coat Factory Warehouse Corp., 10.000%, due 02/15/19	200,000	212,000
Cablevision Systems Corp., 8.625%, due 09/15/17	390,000	434,850
Caesars Entertainment Operating Co., Inc., 5.625%, due 06/01/15	500,000	411,250
10.000%, due 12/15/15	335,000	294,800
10.000%, due 12/15/18	430,000	294,012
11.250%, due 06/01/17	100,000	109,125
Calpine Construction Finance Co. LP, 8.000%, due 06/01/16[1]	270,000	291,600
Calpine Corp., 7.875%, due 07/31/20[1]	555,000	611,887
Capella Healthcare, Inc., 9.250%, due 07/01/17	55,000	56,925
Capital One Capital III, 7.686%, due 08/15/36	210,000	211,575
Carriage Services, Inc., 7.875%, due 01/15/15	135,000	136,181
Case New Holland, Inc., 7.875%, due 12/01/17	300,000	346,500
Casella Waste Systems, Inc., 11.000%, due 07/15/14	125,000	132,344
CB Richard Ellis Services, Inc., 11.625%, due 06/15/17	100,000	113,500
CCO Holdings LLC, 8.125%, due 04/30/20	575,000	641,125
CDW Finance Corp., 12.535%, due 10/12/17	375,000	406,875

57

UBS High Yield Fund

Portfolio of investments

June 30, 2012

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Celanese US Holdings LLC, 5.875%, due 06/15/21	$370,000	$396,825
6.625%, due 10/15/18	95,000	103,312
Cengage Learning Acquisitions, Inc., 10.500%, due 01/15/15[1]	180,000	136,800
CenturyLink, Inc., Series P, 7.600%, due 09/15/39	75,000	72,428
Series S, 6.450%, due 06/15/21	230,000	239,332
Ceridian Corp., 11.250%, due 11/15/15	230,000	220,800
CF Industries, Inc., 6.875%, due 05/01/18	130,000	154,212
7.125%, due 05/01/20	785,000	955,737
Chesapeake Energy Corp., 9.500%, due 02/15/15	365,000	393,287
Chesapeake Oilfield Operating LLC, 6.625%, due 11/15/19[1]	400,000	360,000
Chrysler Group LLC, 8.000%, due 06/15/19	205,000	210,638
CIT Group, Inc., 4.750%, due 02/15/15[1]	560,000	573,300
5.500%, due 02/15/19[1]	435,000	446,962
Citigroup Capital XXI, 8.300%, due 12/21/57[2]	200,000	200,500
CityCenter Holdings LLC, due 01/15/17[3]	290,000	319,725
Clear Channel Communications, Inc., 10.750%, due 08/01/16	430,000	270,900
Clearwater Paper Corp., 7.125%, due 11/01/18	125,000	131,875
Clearwire Communications LLC, 12.000%, due 12/01/15[1]	155,000	140,525
Community Health Systems, Inc., 8.000%, due 11/15/19	125,000	133,125
8.875%, due 07/15/15	75,000	76,969
Comstock Resources, Inc., 8.375%, due 10/15/17	35,000	33,775
Consol Energy, Inc., 8.000%, due 04/01/17	200,000	207,500
Constellation Brands, Inc., 7.250%, due 05/15/17	240,000	274,500
8.375%, due 12/15/14	350,000	397,250
Cricket Communications, Inc., 7.750%, due 05/15/16	50,000	53,063
10.000%, due 07/15/15	200,000	206,000
Crosstex Energy LP, 8.875%, due 02/15/18	280,000	295,750
CSC Holdings LLC, 8.625%, due 02/15/19	125,000	144,375

	Face amount	Value
DDR Corp., REIT, 9.625%, due 03/15/16	$310,000	$376,547
Delta Air Lines, Inc., 12.250%, due 03/15/15[1]	160,000	174,000
Denbury Resources, Inc., 8.250%, due 02/15/20	125,000	136,875
9.750%, due 03/01/16	335,000	368,081
Diamond Resorts Corp., 12.000%, due 08/15/18	490,000	524,300
DISH DBS Corp., 6.625%, due 10/01/14	400,000	429,000
7.750%, due 05/31/15	100,000	111,000
7.875%, due 09/01/19	600,000	691,500
Dolphin Subsidiary II, Inc., 7.250%, due 10/15/21[1]	385,000	427,350
Domtar Corp., 10.750%, due 06/01/17	85,000	109,222
DuPont Fabros Technology LP, REIT, 8.500%, due 12/15/17	450,000	495,000
E*Trade Financial Corp., 12.500%, due 11/30/17	324,000	371,385
El Paso Corp., 7.750%, due 01/15/32	720,000	809,532
Embarq Corp., 7.995%, due 06/01/36	75,000	78,345
Encore Acquisition Co., 9.500%, due 05/01/16	140,000	152,950
Energy Future Intermediate Holding Co. LLC, 10.000%, due 12/01/20	150,000	163,125
Energy Transfer Partners LP, 6.050%, due 06/01/41	240,000	243,710
7.500%, due 07/01/38	200,000	225,560
Entravision Communications Corp., 8.750%, due 08/01/17	213,000	225,780
Epicor Software Corp., 8.625%, due 05/01/19	200,000	204,000
Equinix, Inc., 7.000%, due 07/15/21	150,000	165,000
8.125%, due 03/01/18	400,000	443,000
ExamWorks Group, Inc., 9.000%, due 07/15/19	425,000	437,219
Felcor Lodging LP, 6.750%, due 06/01/19	165,000	168,919
Ferrellgas Partners-LP, 9.125%, due 10/01/17	195,000	203,775
First Data Corp., 9.875%, due 09/24/15	410,000	415,125
11.250%, due 03/31/16	245,000	230,912
Ford Motor Credit Co. LLC, 12.000%, due 05/15/15	320,000	397,600

58

UBS High Yield Fund

Portfolio of investments

June 30, 2012

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Forest Oil Corp., 7.250%, due 06/15/19	$335,000	$307,362
8.500%, due 02/15/14	140,000	145,600
Freescale Semiconductor, Inc., 9.250%, due 04/15/18[1]	115,000	123,050
10.125%, due 03/15/18[1]	110,000	120,175
10.750%, due 08/01/20	101,000	108,575
Fresenius Medical Care US Finance II, Inc., 5.625%, due 07/31/19[1]	125,000	130,312
Frontier Communications Corp., 8.250%, due 04/15/17	540,000	580,500
9.000%, due 08/15/31	380,000	362,900
FTI Consulting, Inc., 6.750%, due 10/01/20	100,000	105,500
Gannett Co., Inc., 9.375%, due 11/15/17	150,000	167,250
GenOn Energy, Inc., 9.500%, due 10/15/18	215,000	212,581
Geo Group, Inc., 7.750%, due 10/15/17	125,000	133,750
Georgia Gulf Corp., 9.000%, due 01/15/17[1]	235,000	262,025
Glen Meadow Pass-Through Trust, 6.505%, due 02/12/67[1,2]	300,000	216,000
Goodyear Tire & Rubber Co., 7.000%, due 05/15/22	110,000	109,863
Graphic Packaging International, Inc., 7.875%, due 10/01/18	120,000	132,000
9.500%, due 06/15/17	55,000	60,500
Grifols, Inc., 8.250%, due 02/01/18	165,000	176,963
HCA, Inc., 5.875%, due 03/15/22	100,000	104,500
7.500%, due 02/15/22	375,000	408,750
8.500%, due 04/15/19	475,000	532,000
Helix Energy Solutions Group, Inc., 9.500%, due 01/15/16[1]	272,000	284,920
Hexion US Finance Corp., 8.875%, due 02/01/18	275,000	280,500
Hilcorp Finance Co., 7.625%, due 04/15/21[1]	125,000	133,125
8.000%, due 02/15/20[1]	85,000	91,587
Hilton Worldwide, Inc., 4.967%, due 11/15/13[1,2]	250,000	248,357
Host Hotels & Resorts LP, REIT, 9.000%, due 05/15/17	285,000	315,637
Hughes Satellite Systems Corp., 6.500%, due 06/15/19	55,000	58,438
7.625%, due 06/15/21	55,000	59,813

	Face amount	Value
Huntington Ingalls Industries, Inc., 6.875%, due 03/15/18	$95,000	$99,038
7.125%, due 03/15/21	100,000	104,500
Icahn Enterprises LP, 8.000%, due 01/15/18	225,000	239,063
ILFC E-Capital Trust I, 4.280%, due 12/21/65[1,2]	195,000	131,496
Inergy LP, 6.875%, due 08/01/21	129,000	129,000
7.000%, due 10/01/18	80,000	82,400
Ingles Markets, Inc., 8.875%, due 05/15/17	205,000	223,194
Interactive Data Corp., 10.250%, due 08/01/18	25,000	27,813
International Lease Finance Corp., 7.125%, due 09/01/18[1]	575,000	633,938
8.625%, due 09/15/15	370,000	408,850
8.750%, due 03/15/17	220,000	246,950
Iron Mountain, Inc., 8.000%, due 06/15/20	125,000	132,344
8.375%, due 08/15/21	300,000	325,500
Jabil Circuit, Inc., 8.250%, due 03/15/18	150,000	175,875
Jacobs Entertainment, Inc., 9.750%, due 06/15/14	120,000	119,100
JC Penney Corp., Inc., 7.125%, due 11/15/23	325,000	301,844
JMC Steel Group, 8.250%, due 03/15/18[1]	130,000	129,025
KEMET Corp., 10.500%, due 05/01/18	100,000	103,000
Key Energy Services, Inc., 6.750%, due 03/01/21[1]	75,000	72,750
6.750%, due 03/01/21	200,000	195,000
Level 3 Communications, Inc., 11.875%, due 02/01/19	190,000	210,425
Level 3 Financing, Inc., 10.000%, due 02/01/18	535,000	579,138
Liberty Mutual Group, Inc., 7.800%, due 03/15/37[1]	125,000	126,250
10.750%, due 06/15/58[1,2]	235,000	319,600
Limited Brands, Inc., 5.625%, due 02/15/22	100,000	103,000
7.600%, due 07/15/37	100,000	99,625
8.500%, due 06/15/19	155,000	182,125
Linn Energy LLC, 6.500%, due 05/15/19[1]	200,000	198,000
7.750%, due 02/01/21	240,000	250,800
8.625%, due 04/15/20	160,000	172,400
Macy's Retail Holdings, Inc., 6.375%, due 03/15/37	225,000	265,824

59

UBS High Yield Fund

Portfolio of investments

June 30, 2012

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Manitowoc Co., Inc., 8.500%, due 11/01/20	$325,000	$351,000
Marina District Finance Co., Inc., 9.500%, due 10/15/15	290,000	281,300
MarkWest Energy Partners LP, 6.750%, due 11/01/20	100,000	106,250
Marquette Transportation Finance Corp., 10.875%, due 01/15/17	100,000	105,250
Masco Corp., 7.125%, due 03/15/20	150,000	165,504
McClatchy Co., 11.500%, due 02/15/17	210,000	217,875
McJunkin Red Man Corp., 9.500%, due 12/15/16	355,000	383,400
MedAssets, Inc., 8.000%, due 11/15/18	300,000	316,500
Mercer International, Inc., 9.500%, due 12/01/17	205,000	212,687
Meritor, Inc., 10.625%, due 03/15/18	150,000	159,375
MGM Resorts International, 10.000%, due 11/01/16	640,000	708,800
11.125%, due 11/15/17	200,000	224,500
Michael Foods, Inc., 9.750%, due 07/15/18	220,000	241,450
Michaels Stores, Inc., 7.750%, due 11/01/18	160,000	168,800
11.375%, due 11/01/16	215,000	228,440
Momentive Performance Materials, Inc., 9.000%, due 01/15/21	130,000	98,475
Multiplan, Inc., 9.875%, due 09/01/18[1]	485,000	531,075
Murray Energy Corp., 10.250%, due 10/15/15[1]	560,000	491,400
Mylan, Inc., 7.625%, due 07/15/17[1]	275,000	302,500
Navios Maritime Acquisition Corp., 8.625%, due 11/01/17	225,000	209,250
Navios Maritime Holdings, Inc., 8.875%, due 11/01/17	160,000	161,200
NB Capital Trust II, 7.830%, due 12/15/26	115,000	115,287
Newfield Exploration Co., 5.750%, due 01/30/22	150,000	156,750
Nexstar Broadcasting, Inc., 8.875%, due 04/15/17	125,000	132,031
Nextel Communications, Inc., Series D, 7.375%, due 08/01/15	495,000	495,619

	Face amount	Value
Nielsen Finance LLC, 7.750%, due 10/15/18	$135,000	$149,512
11.625%, due 02/01/14	91,000	104,195
Niska Gas Storage US LLC, 8.875%, due 03/15/18	300,000	292,500
NRG Energy, Inc., 7.625%, due 05/15/19	105,000	106,312
8.500%, due 06/15/19	350,000	365,750
Omnicare, Inc., 7.750%, due 06/01/20	42,000	45,780
Pactiv LLC, 8.125%, due 06/15/17	100,000	92,000
PAETEC Holding Corp., 9.875%, due 12/01/18	400,000	447,000
Peabody Energy Corp., 7.375%, due 11/01/16	200,000	220,000
Petco Animal Supplies, Inc., 9.250%, due 12/01/18[1]	345,000	376,912
Plains Exploration & Production Co., 7.625%, due 06/01/18	127,000	134,937
Production Resource Group, Inc., 8.875%, due 05/01/19	50,000	37,750
QEP Resources, Inc., 6.875%, due 03/01/21	105,000	116,550
Quicksilver Resources, Inc., 7.125%, due 04/01/16	350,000	269,500
9.125%, due 08/15/19	75,000	65,250
11.750%, due 01/01/16	140,000	136,325
Quiksilver, Inc., 6.875%, due 04/15/15	125,000	120,625
QVC, Inc., 7.125%, due 04/15/17[1]	70,000	74,361
7.500%, due 10/01/19[1]	515,000	571,650
Range Resources Corp., 5.750%, due 06/01/21	140,000	146,300
7.250%, due 05/01/18	175,000	185,500
RBS Global, Inc., 8.500%, due 05/01/18	140,000	151,900
Regions Financial Corp., 5.750%, due 06/15/15	300,000	315,000
7.750%, due 11/10/14	150,000	162,000
Reynolds Group Issuer, Inc., 7.750%, due 10/15/16[1]	200,000	210,500
7.875%, due 08/15/19[1]	100,000	108,250
9.875%, due 08/15/19[1]	550,000	570,625
Rite Aid Corp., 10.375%, due 07/15/16	300,000	317,438
Royal Caribbean Cruises Ltd., 7.500%, due 10/15/27	190,000	191,900
Ryerson, Inc., 12.000%, due 11/01/15	580,000	582,900

60

UBS High Yield Fund

Portfolio of investments

June 30, 2012

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Samson Investment Co., 9.750%, due 02/15/20[1]	$410,000	$407,950
SandRidge Energy, Inc., 8.750%, due 01/15/20	210,000	218,925
9.875%, due 05/15/16	190,000	208,050
Sanmina-SCI Corp., 7.000%, due 05/15/19[1]	295,000	286,150
Sealed Air Corp., 8.375%, due 09/15/21[1]	240,000	271,200
ServiceMaster Co., 8.000%, due 02/15/20	30,000	32,662
SESI LLC, 7.125%, due 12/15/21[1]	190,000	206,625
Severstal Columbus LLC, 10.250%, due 02/15/18	200,000	200,250
Shingle Springs Tribal Gaming Authority, 9.375%, due 06/15/15[1]	365,000	279,225
Smithfield Foods, Inc., 10.000%, due 07/15/14	102,000	116,407
Springleaf Finance Corp., 6.900%, due 12/15/17	240,000	191,549
Sprint Nextel Corp., 6.000%, due 12/01/16	335,000	320,762
8.375%, due 08/15/17	390,000	399,750
9.000%, due 11/15/18[1]	135,000	150,862
9.125%, due 03/01/17[1]	150,000	157,500
11.500%, due 11/15/21[1]	45,000	50,175
SPX Corp., 7.625%, due 12/15/14	400,000	440,000
SquareTwo Financial Corp., 11.625%, due 04/01/17	355,000	316,837
Standard Pacific Corp., 10.750%, due 09/15/16	115,000	135,700
SUPERVALU, Inc., 8.000%, due 05/01/16	235,000	237,937
Susser Holdings LLC, 8.500%, due 05/15/16	50,000	54,375
Swift Energy Co., 7.875%, due 03/01/22	75,000	75,375
Tenet Healthcare Corp., 6.875%, due 11/15/31	150,000	127,125
8.000%, due 08/01/20	160,000	165,600
Tenneco, Inc., 7.750%, due 08/15/18	175,000	189,875
Tesoro Corp., 9.750%, due 06/01/19	205,000	231,650

	Face amount	Value
Texas Competitive Electric Holdings Co. LLC, 11.500%, due 10/01/20[1]	$290,000	$197,925
Toll Brothers Finance Corp., 8.910%, due 10/15/17	80,000	98,339
Tomkins LLC, 9.000%, due 10/01/18	243,000	270,338
Toys R Us Property Co. II LLC, 8.500%, due 12/01/17	155,000	161,394
Tunica-Biloxi Gaming Authority, 9.000%, due 11/15/15[1]	250,000	233,750
U.S. Foodservice, 8.500%, due 06/30/19[1]	140,000	142,100
Unisys Corp., 12.750%, due 10/15/14[1]	154,000	167,860
United States Steel Corp., 7.375%, due 04/01/20	150,000	144,750
Univision Communications, Inc., 7.875%, due 11/01/20[1]	35,000	37,450
USPI Finance Corp., 9.000%, due 04/01/20[1]	175,000	185,500
Valeant Pharmaceuticals International, 7.000%, due 10/01/20[1]	645,000	651,450
Viskase Cos., Inc., 9.875%, due 01/15/18[1]	200,000	208,000
Warner Chilcott Co. LLC, 7.750%, due 09/15/18	200,000	214,500
West Corp., 7.875%, due 01/15/19	250,000	261,250
11.000%, due 10/15/16	300,000	316,500
Whiting Petroleum Corp., 6.500%, due 10/01/18	250,000	266,250
WMG Acquisition Corp., 9.500%, due 06/15/16	635,000	692,150
XL Group PLC, Series E, 6.500%, due 04/15/17[2,4]	315,000	255,938
YCC Holdings LLC, 10.250%, due 02/15/16[3]	425,000	432,438
Yonkers Racing Corp., 11.375%, due 07/15/16[1]	500,000	531,250
Zions Bancorp., 5.500%, due 11/16/15	140,000	142,572
Total United States corporate bonds		63,090,555
Total corporate bonds (cost $70,468,612)		72,674,967

61

UBS High Yield Fund

Portfolio of investments

June 30, 2012

	Face amount	Value
Bonds—(Concluded)
Commercial mortgage-backed securities: 0.32%
United States: 0.32%
CW Capital Cobalt Ltd., Series 2007-C3, Class AJ, 6.007%, due 05/15/46[2]	$250,000	$158,651
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, 6.097%, due 02/15/51[2]	100,000	97,492
Total commercial mortgage-backed securities (cost $295,772)		256,143
Total bonds (cost $70,764,384)		72,931,110
	Shares
Common stocks: 0.09%
United States: 0.09%
Knology, Inc.*	3,926	77,225
Pliant Corp.*[5,6,7]	1	0
Total common stocks (cost $0)		77,225

	Number of Warrants	Value
Warrants: 0.00%[8]
CMP Susquehanna Radio Holdings Corp., strike @ $0.01, expires 03/26/19*[5,6]	13,325	$133
Sabreliner Corp., strike @ $0.01, expires 06/08/18*[5,6]	8,400	0
Total warrants (cost $153,135)		133
	Shares
Short-term investment: 5.63%
Investment company: 5.63%
UBS Cash Management Prime Relationship Fund[9] (cost $4,546,280)	4,546,280	4,546,280
Total investments: 96.00% (cost $75,463,799)		77,554,748
Cash and other assets, less liabilities: 4.00%		3,234,887
Net assets: 100.00%		$80,789,635

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $75,473,839; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,636,799
Gross unrealized depreciation	(1,555,890)
Net unrealized appreciation of investments	$2,080,909

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 65. Portfolio footnotes begin on page 64.

62

UBS High Yield Fund

Portfolio of investments

June 30, 2012

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	EUR	455,000	USD	570,636	07/05/12	$(5,174)
JPMCB	USD	565,271	EUR	455,000	07/05/12	10,539
JPMCB	EUR	455,000	USD	565,425	08/06/12	(10,546)
Net unrealized depreciation on forward foreign currency contracts						$(5,181)

Futures contracts

	Expiration date	Proceeds	Value	Unrealized depreciation
US Treasury futures sell contracts:
US Long Bond, 9 contracts (USD)	September 2012	$(1,327,754)	$(1,331,719)	$(3,965)
5 Year US Treasury Notes, 9 contracts (USD)	September 2012	(1,113,736)	(1,115,719)	(1,983)
Net unrealized depreciation on futures contracts				$(5,948)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$72,674,967	$—	$72,674,967
Commercial mortgage-backed securities	—	256,143	—	256,143
Common stocks	77,225	—	0	77,225
Warrants	—	—	133	133
Short-term investments	—	4,546,280	—	4,546,280
Forward foreign currency contracts, net	—	(5,181)	—	(5,181)
Futures contracts, net	(5,948)	—	—	(5,948)
Total	$71,277	$77,472,209	$133	$77,543,619

63

UBS High Yield Fund

Portfolio of investments

June 30, 2012

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Common Stock	Preferred Stock	Warrants	Total
Assets
Beginning balance	$0	$117	$133	$250
Purchases	—	—	—	—
Issuances	—	—	—	—
Sales	0	(116,610)	—	(116,610)
Settlements	—	—	—	—
Accrued discounts (premiums)	—	—	—	—
Total realized gain (loss)	0	116,475	—	116,475
Change in net unrealized appreciation/depreciation	—	18	—	18
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Ending balance	$0	$—	$133	$133

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2012 was $0.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the value of these securities amounted to $19,701,622 or 24.39% of net assets.

2  Variable or floating rate security. The interest rare shown is the current rate as of June 30, 2012 and changes periodically.

3  PIK—Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.

4  Perpetual bond security. The maturity date reflects the next call date.

5  Security is illiquid. At June 30, 2012, the value of these securities amounted to $133 or 0.00% of net assets.

6  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2012, the value of these securities amounted to $133 or 0.00% of net assets.

7  This security, which represents 0.00% of net assets as of June 30, 2012, is considered restricted. (See restricted security table below for more information.)

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value 06/30/12	Value as a percentage of net assets
Pliant Corp.	10/20/00	$0	0.00%	$0	0.00%

8  Amount represents less than 0.005%.

9  The table below details the Fund's investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/11	Purchases during the year ended 06/30/12	Sales during the year ended 06/30/12	Value 06/30/12	Net income earned from affiliate for the year ended 06/30/12
UBS Cash Management Prime Relationship Fund	$3,024,386	$39,037,414	$37,515,520	$4,546,280	$3,544

See accompanying notes to financial statements.
64

The UBS Funds

Portfolio acronyms

BA  Canadian Bankers' Acceptance Rate

BBA  British Banking Association

BBSW  Bank Bill Swap Reference Rate (Australian Financial Market)

CDO  Collateralized debt obligations

EURIBOR  Euro Interbank Offered Rate

GO  General Obligation

LIBOR  London Interbank Offered Rate

OJSC  Open joint stock company

PO  Principal only security—This security entitles the holder to receive principal payments from an underlying pool of assets or on the security itself. In the case of asset-backed securities, high prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.

REIT  Real estate investment trust

Re-REMIC  Combined Real Estate Mortgage Investment Conduit

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

ULC  Unlimited Liability Co.

Counterparty abbreviations

BB  Barclays Bank PLC

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GSI  Goldman Sachs International

JPMCB  JPMorgan Chase Bank

MLI  Merrill Lynch International

MSC  Morgan Stanley & Co., Inc.

MSCI  Morgan Stanley & Co. International PLC

RBS  Royal Bank of Scotland PLC

Currency abbreviations

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

KRW  Korean Won

NOK  Norwegian Krone

SEK  Swedish Krona

USD  United States Dollar

See accompanying notes to financial statements.
65

The UBS Funds

June 30, 2012 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 to June 30, 2012.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period January 1, 2012 to June 30, 2012.

66

The UBS Funds

June 30, 2012 (unaudited)

		Beginning account value January 1, 2012	Ending account value June 30, 2012	Expenses paid during period* 01/01/12 – 06/30/12	Expense ratio during period
UBS Core Plus Bond Fund
Class A	Actual	$1,000.00	$1,027.40	$3.23	0.64%
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.68	3.22	0.64
Class C	Actual	1,000.00	1,024.90	5.74	1.14
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.19	5.72	1.14
Class Y	Actual	1,000.00	1,027.60	1.97	0.39
	Hypothetical (5% annual return before expenses)	1,000.00	1,022.92	1.96	0.39
UBS Fixed Income Opportunities Fund
Class A	Actual	1,000.00	1,036.70	4.81	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.14	4.77	0.95
Class C	Actual	1,000.00	1,034.20	7.33	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.65	7.27	1.45
Class Y	Actual	1,000.00	1,038.10	3.55	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.38	3.52	0.70
UBS Global Bond Fund
Class A	Actual	1,000.00	1,012.00	5.75	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	5.77	1.15
Class C	Actual	1,000.00	1,009.50	8.24	1.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.66	8.27	1.65
Class Y	Actual	1,000.00	1,013.80	4.51	0.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.39	4.52	0.90

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

67

The UBS Funds

June 30, 2012 (unaudited)

		Beginning account value January 1, 2012	Ending account value June 30, 2012	Expenses paid during period* 01/01/12 – 06/30/12	Expense ratio during period
UBS High Yield Fund
Class A	Actual	$1,000.00	$1,068.90	$6.17	1.20%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.02	1.20
Class C	Actual	1,000.00	1,064.40	8.73	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.41	8.52	1.70
Class Y	Actual	1,000.00	1,069.60	4.89	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.14	4.77	0.95

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

68

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69

The UBS Funds

Financial statements

Statement of assets and liabilities
June 30, 2012

	UBS Core Plus Bond Fund	UBS Fixed Income Opportunities Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$40,783,695	$63,915,409
Affiliated issuers	4,811,792	13,239,078
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	37,795	—
Foreign currency, at cost	—	132,506
	$45,633,282	$77,286,993
Investments, at value:
Unaffiliated issuers	$41,628,236	$64,919,179
Affiliated issuers	4,829,775	14,438,577
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	37,795	—
Foreign currency, at value	—	133,490
Cash	45,589	—
Receivables:
Investment securities sold	1,557,109	792,116
Interest	218,265	747,390
Fund shares sold	82,767	48,009
Due from advisor	6,965	—
Due from broker	33,228	—
Cash collateral for futures contracts	68,348	884,107
Cash collateral for swap agreements	—	1,653,000
Outstanding swap agreements, at value[2]	11,500	5,281,934
Unrealized appreciation on forward foreign currency contracts	7,183	87,937
Other assets	23,965	18,635
Total assets	48,550,725	89,004,374
Liabilities:
Payables:
Cash collateral from securities loaned	37,795	—
Investment securities purchased	4,948,094	590,979
Investment advisory and administration fee	—	10,963
Fund shares redeemed	152,204	27,565
Custody and fund accounting fees	12,588	23,023
Distribution and service fees	2,949	12,381
Trustees' fees	4,628	5,295
Accrued expenses	64,722	77,966
Due to broker	—	78,896
Options written, at value[3]	11,997	2,767,540
Foreign currency overdraft payable	453	—
Outstanding swap agreements, at value[2]	5,833	14,550,155
Unrealized depreciation on forward foreign currency contracts	15,269	260,665
Total liabilities	5,256,532	18,405,428
Net assets	$43,294,193	$70,598,946

1  The market value of securities loaned by UBS Core Plus Bond Fund as of June 30, 2012 was $467,345.

2  Net upfront payments made by UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Global Bond Fund were $7,147, $8,141,325 and $24,795, respectively.

3  Premiums received by UBS Core Plus Bond Fund and UBS Fixed Income Opportunities Fund were $12,688 and $1,953,484, respectively.

70

The UBS Funds

Financial statements

	UBS Global Bond Fund	UBS High Yield Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$11,777,283	$70,917,519
Affiliated issuers	170,229	4,546,280
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	—	—
Foreign currency, at cost	49,419	344,590
	$11,996,931	$75,808,389
Investments, at value:
Unaffiliated issuers	$12,035,550	$73,008,468
Affiliated issuers	170,229	4,546,280
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	—	—
Foreign currency, at value	49,758	348,862
Cash	—	87,346
Receivables:
Investment securities sold	29,192	1,549,257
Interest	136,721	1,449,809
Fund shares sold	76	926
Due from advisor	13,118	—
Due from broker	9,161	18,773
Cash collateral for futures contracts	32,361	31,050
Cash collateral for swap agreements	—	—
Outstanding swap agreements, at value[2]	56,286	—
Unrealized appreciation on forward foreign currency contracts	9,769	10,539
Other assets	24,452	14,700
Total assets	12,566,673	81,066,010
Liabilities:
Payables:
Cash collateral from securities loaned	—	—
Investment securities purchased	14,427	81,396
Investment advisory and administration fee	—	34,216
Fund shares redeemed	5,584	33,907
Custody and fund accounting fees	12,849	10,002
Distribution and service fees	2,476	12,353
Trustees' fees	3,979	5,399
Accrued expenses	63,919	83,382
Due to broker	—	—
Options written, at value[3]	—	—
Foreign currency overdraft payable	—	—
Outstanding swap agreements, at value[2]	24,192	—
Unrealized depreciation on forward foreign currency contracts	15,536	15,720
Total liabilities	142,962	276,375
Net assets	$12,423,711	$80,789,635

See accompanying notes to financial statements.
71

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
June 30, 2012

	UBS Core Plus Bond Fund	UBS Fixed Income Opportunities Fund
Net assets consist of:
Beneficial interest	$76,615,585	$72,993,502
Accumulated undistributed (distributions in excess of) net investment income	509,606	(470,514)
Accumulated net realized loss	(34,668,683)	(2,065,055)
Net unrealized appreciation	837,685	141,013
Net assets	$43,294,193	$70,598,946
Class A:
Net assets	$7,606,059	$37,934,841
Shares outstanding	833,445	3,925,283
Net asset value and redemption proceeds per share	$9.13	$9.66
Offering price per share (NAV per share plus maximum sales charge)[1]	$9.56	$10.12
Class C:
Net assets	$2,186,722	$6,519,239
Shares outstanding	240,403	675,373
Net asset value and offering price per share	$9.10	$9.65
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$9.03	$9.58
Class Y:
Net assets	$33,501,412	$26,144,866
Shares outstanding	3,675,749	2,702,744
Net asset value per share, offering price per share, and redemption proceeds per share[1]	$9.11	$9.67

1  For Class A, the maximum sales charge is 4.50% for each Fund, Classes C and Y have no front-end sales charges. For Class A shares of each Fund, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. For Class C, the maximum contingent deferred sales charge is 0.75% for each Fund. Class Y has no contingent deferred sales charge.

72

The UBS Funds

Financial statements

	UBS Global Bond Fund	UBS High Yield Fund
Net assets consist of:
Beneficial interest	$28,623,388	$149,223,660
Accumulated undistributed (distributions in excess of) net investment income	(241,617)	491,613
Accumulated net realized loss	(16,234,107)	(71,009,732)
Net unrealized appreciation	276,047	2,084,094
Net assets	$12,423,711	$80,789,635
Class A:
Net assets	$4,954,002	$36,305,809
Shares outstanding	709,732	5,965,323
Net asset value and redemption proceeds per share	$6.98	$6.09
Offering price per share (NAV per share plus maximum sales charge)[1]	$7.31	$6.38
Class C:
Net assets	$2,235,953	$7,872,256
Shares outstanding	321,565	1,292,075
Net asset value and offering price per share	$6.95	$6.09
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$6.90	$6.04
Class Y:
Net assets	$5,233,756	$36,611,570
Shares outstanding	640,898	5,959,642
Net asset value per share, offering price per share, and redemption proceeds per share[1]	$8.17	$6.14

See accompanying notes to financial statements.
73

The UBS Funds

Financial statements

Statement of operations
For the year ended June 30, 2012

	UBS Core Plus Bond Fund	UBS Fixed Income Opportunities Fund
Investment income:
Dividends	$—	$7,132
Interest and other	1,213,660	4,027,448
Affiliated interest	7,645	3,767
Securities lending[1]	940	—
Foreign tax withheld	—	—
Total income	1,222,245	4,038,347
Expenses:
Advisory and administration	248,212	615,753
Distribution and service:
Class A	19,850	129,887
Class B	324	—
Class C	16,613	54,434
Transfer agency and related service fees:
Class A	7,589	16,497
Class B	51	—
Class C	1,386	3,363
Class Y	7,250	268
Custodian and fund accounting	51,196	97,574
Federal and state registration	49,999	33,395
Professional services	85,679	89,645
Shareholder reports	10,816	22,886
Trustees	18,061	21,196
Amortization of offering costs	—	74,287
Other	10,937	9,674
Total expenses	527,963	1,168,859
Fee waivers and/or expense reimbursements by Advisor	(322,918)	(390,257)
Net expenses	205,045	778,602
Net investment income	1,017,200	3,259,745
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,059,421	(8,187,893)
Investments in affiliated issuers	113,699	475,544
Futures contracts	(98,650)	5,818,688
Options written	10,579	4,788,294
Swap agreements	(285,052)	(6,904,927)
Forward foreign currency contracts	124,719	1,668,943
Foreign currency transactions	78	(325,157)
Net realized gain (loss)	1,924,794	(2,666,508)
Change in net unrealized appreciation/depreciation on:
Investments	72,225	2,501,099
Futures contracts	1,214	126,985
Options written	691	(1,010,622)
Swap agreements	136,570	(108,983)
Forward foreign currency contracts	(8,086)	501,404
Translation of other assets and liabilities denominated in foreign currency	(36)	(12,153)
Change in net unrealized appreciation/depreciation	202,578	1,997,730
Net realized and unrealized gain (loss)	2,127,372	(668,778)
Net increase in net assets resulting from operations	$3,144,572	$2,590,967

1  Includes affiliated income from UBS Private Money Market Fund LLC of $33 for UBS Core Plus Bond Fund.

74

The UBS Funds

Financial statements

	UBS Global Bond Fund	UBS High Yield Fund
Investment income:
Dividends	$—	$44,823
Interest and other	496,523	6,880,655
Affiliated interest	510	3,544
Securities lending[1]	—	—
Foreign tax withheld	—	(2,048)
Total income	497,033	6,926,974
Expenses:
Advisory and administration	104,239	571,726
Distribution and service:
Class A	14,741	96,961
Class B	313	3,274
Class C	19,853	60,057
Transfer agency and related service fees:
Class A	5,599	35,557
Class B	35	441
Class C	1,569	7,727
Class Y	5,071	10,800
Custodian and fund accounting	51,315	40,656
Federal and state registration	46,478	47,617
Professional services	89,125	91,139
Shareholder reports	14,170	46,585
Trustees	15,771	21,190
Amortization of offering costs	—	—
Other	7,869	15,832
Total expenses	376,148	1,049,562
Fee waivers and/or expense reimbursements by Advisor	(211,860)	(84,819)
Net expenses	164,288	964,743
Net investment income	332,745	5,962,231
Net realized gain (loss) on:
Investments in unaffiliated issuers	145,116	1,340,616
Investments in affiliated issuers	—	—
Futures contracts	27,199	(34,031)
Options written	—	—
Swap agreements	(97,131)	—
Forward foreign currency contracts	8,703	87,198
Foreign currency transactions	3,038	(74,882)
Net realized gain (loss)	86,925	1,318,901
Change in net unrealized appreciation/depreciation on:
Investments	(232,681)	(3,471,435)
Futures contracts	15,472	(5,948)
Options written	—	—
Swap agreements	23,095	—
Forward foreign currency contracts	(28,406)	7,343
Translation of other assets and liabilities denominated in foreign currency	(6,072)	3,744
Change in net unrealized appreciation/depreciation	(228,592)	(3,466,296)
Net realized and unrealized gain (loss)	(141,667)	(2,147,395)
Net increase in net assets resulting from operations	$191,078	$3,814,836

See accompanying notes to financial statements.
75

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Core Plus Bond Fund		UBS Fixed Income Opportunities Fund
	Year ended June 30, 2012	Year ended June 30, 2011	Year ended June 30, 2012	Period ended June 30, 2011[1]
Operations:
Net investment income	$1,017,200	$1,301,553	$3,259,745	$1,485,703
Net realized gain (loss)	1,924,794	1,007,314	(2,666,508)	(1,599,593)
Change in net unrealized appreciation/depreciation	202,578	(39,577)	1,997,730	(1,856,717)
Net increase (decrease) in net assets from operations	3,144,572	2,269,290	2,590,967	(1,970,607)
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(198,237)	(440,852)	(1,685,265)	(374,094)
Net realized gain	—	—	(1,313,363)	—
Return of capital	—	—	—	(368,635)
Total Class A dividends and distributions	(198,237)	(440,852)	(2,998,628)	(742,729)
Class B:
Net investment income and net foreign currency gains	(623)	(1,595)	—	—
Class C:
Net investment income and net foreign currency gains	(45,183)	(100,168)	(210,589)	(26,993)
Net realized gain	—	—	(182,288)	—
Return of capital	—	—	—	(49,759)
Total Class C dividends and distributions	(45,183)	(100,168)	(392,877)	(76,752)
Class Y:
Net investment income and net foreign currency gains	(918,994)	(1,660,450)	(965,721)	(155,605)
Net realized gain	—	—	(639,174)	—
Return of capital	—	—	—	(246,080)
Total Class Y dividends and distributions	(918,994)	(1,660,450)	(1,604,895)	(401,685)
Decrease in net assets from dividends and distributions	(1,163,037)	(2,203,065)	(4,996,400)	(1,221,166)
Beneficial interest transactions:
Proceeds from shares sold	8,607,225	5,635,622	11,143,445	116,091,420
Shares issued on reinvestment of dividends and distributions	1,060,548	2,100,969	2,999,441	911,111
Cost of shares redeemed	(7,633,032)	(14,834,259)	(42,098,688)	(12,945,222)
Redemption fees	4,486	5,674	6,588	88,057
Net increase (decrease) in net assets resulting from beneficial interest transactions	2,039,227	(7,091,994)	(27,949,214)	104,145,366
Increase (decrease) in net assets	4,020,762	(7,025,769)	(30,354,647)	100,953,593
Net assets, beginning of year	39,273,431	46,299,200	100,953,593	—
Net assets, end of year	$43,294,193	$39,273,431	$70,598,946	$100,953,593
Net assets include accumulated undistributed (distributions in excess of) net investment income	$509,606	$379,766	$(470,514)	$4,803

1  For the period November 29, 2010 (commencement of operations) through June 30, 2011.

76

The UBS Funds

Financial statements

	UBS Global Bond Fund		UBS High Yield Fund
	Year ended June 30, 2012	Year ended June 30, 2011	Year ended June 30, 2012	Year ended June 30, 2011
Operations:
Net investment income	$332,745	$434,237	$5,962,231	$6,957,309
Net realized gain (loss)	86,925	474,516	1,318,901	3,652,534
Change in net unrealized appreciation/depreciation	(228,592)	971,055	(3,466,296)	986,189
Net increase (decrease) in net assets from operations	191,078	1,879,808	3,814,836	11,596,032
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(411,686)	(659,803)	(2,712,135)	(3,000,404)
Net realized gain	—	—	—	—
Return of capital	—	—	—	—
Total Class A dividends and distributions	(411,686)	(659,803)	(2,712,135)	(3,000,404)
Class B:
Net investment income and net foreign currency gains	(2,585)	(9,797)	(21,282)	(53,266)
Class C:
Net investment income and net foreign currency gains	(176,739)	(212,238)	(518,408)	(687,533)
Net realized gain	—	—	—	—
Return of capital	—	—	—	—
Total Class C dividends and distributions	(176,739)	(212,238)	(518,408)	(687,533)
Class Y:
Net investment income and net foreign currency gains	(362,733)	(617,857)	(2,700,744)	(3,330,657)
Net realized gain	—	—	—	—
Return of capital	—	—	—	—
Total Class Y dividends and distributions	(362,733)	(617,857)	(2,700,744)	(3,330,657)
Decrease in net assets from dividends and distributions	(953,743)	(1,499,695)	(5,952,569)	(7,071,860)
Beneficial interest transactions:
Proceeds from shares sold	1,359,340	1,967,712	7,855,550	20,020,501
Shares issued on reinvestment of dividends and distributions	809,478	1,330,191	4,242,706	5,403,254
Cost of shares redeemed	(4,745,841)	(5,923,183)	(24,671,102)	(17,758,604)
Redemption fees	291	580	705	2,033
Net increase (decrease) in net assets resulting from beneficial interest transactions	(2,576,732)	(2,624,700)	(12,572,141)	7,667,184
Increase (decrease) in net assets	(3,339,397)	(2,244,587)	(14,709,874)	12,191,356
Net assets, beginning of year	15,763,108	18,007,695	95,499,509	83,308,153
Net assets, end of year	$12,423,711	$15,763,108	$80,789,635	$95,499,509
Net assets include accumulated undistributed (distributions in excess of) net investment income	$(241,617)	$456,862	$491,613	$556,833

See accompanying notes to financial statements.
77

UBS Core Plus Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$8.70	$8.69	$8.17	$9.13	$10.46
Income (loss) from investment operations:
Net investment income[1]	0.20	0.24	0.28	0.23	0.25
Net realized and unrealized gain (loss)	0.46	0.18	0.73	(0.56)	(1.06)
Total income (loss) from investment operations	0.66	0.42	1.01	(0.33)	(0.81)
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.01	0.01
Less dividends/distributions:
From net investment income	(0.23)	(0.41)	(0.49)	(0.64)	(0.53)
Net asset value, end of year	$9.13	$8.70	$8.69	$8.17	$9.13
Total investment return[2]	7.64%	5.00%	12.72%	(3.29)%	(8.03)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.45%	1.45%	1.39%	1.27%	1.02%
Expenses after fee waivers and/or expense reimbursement	0.64%	0.64%	0.64%	0.85%	0.85%
Net investment income	2.18%	2.76%	3.30%	2.71%	2.05%
Supplemental data:
Net assets, end of year (000's)	$7,606	$5,996	$8,956	$9,128	$9,330
Portfolio turnover rate	509%	400%	283%	247%	192%

	Class Y
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$8.69	$8.68	$8.16	$9.13	$10.46
Income (loss) from investment operations:
Net investment income[1]	0.22	0.26	0.30	0.24	0.28
Net realized and unrealized gain (loss)	0.45	0.19	0.74	(0.55)	(1.06)
Total income (loss) from investment operations	0.67	0.45	1.04	(0.31)	(0.78)
Redemption fees	0.00[3]	0.00[3]	0.00[3]	—	—
Less dividends/distributions:
From net investment income	(0.25)	(0.44)	(0.52)	(0.66)	(0.55)
Net asset value, end of year	$9.11	$8.69	$8.68	$8.16	$9.13
Total investment return[2]	7.80%	5.26%	13.02%	(3.15)%	(7.78)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.12%	1.12%	1.09%	0.96%	0.78%
Expenses after fee waivers and/or expense reimbursement	0.39%	0.39%	0.39%	0.60%	0.60%
Net investment income	2.44%	3.02%	3.53%	2.88%	2.77%
Supplemental data:
Net assets, end of year (000's)	$33,501	$31,047	$34,659	$55,149	$102,473
Portfolio turnover rate	509%	400%	283%	247%	192%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

78

UBS Core Plus Bond Fund

Financial highlights

	Class C
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$8.68	$8.66	$8.15	$9.12	$10.45
Income (loss) from investment operations:
Net investment income[1]	0.15	0.20	0.24	0.19	0.20
Net realized and unrealized gain (loss)	0.45	0.19	0.72	(0.57)	(1.05)
Total income (loss) from investment operations	0.60	0.39	0.96	(0.38)	(0.85)
Redemption fees	0.00[3]	0.00[3]	0.00[3]	0.01	—
Less dividends/distributions:
From net investment income	(0.18)	(0.37)	(0.45)	(0.60)	(0.48)
Net asset value, end of year	$9.10	$8.68	$8.66	$8.15	$9.12
Total investment return[2]	7.01%	4.60%	12.06%	(3.76)%	(8.58)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.91%	1.92%	1.86%	1.76%	1.58%
Expenses after fee waivers and/or expense reimbursement	1.14%	1.14%	1.14%	1.35%	1.35%
Net investment income	1.70%	2.27%	2.80%	2.35%	2.01%
Supplemental data:
Net assets, end of year (000's)	$2,187	$2,175	$2,628	$2,574	$1,117
Portfolio turnover rate	509%	400%	283%	247%	192%

See accompanying notes to financial statements.
79

UBS Fixed Income Opportunities Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A		Class C
	Year ended June 30, 2012	For the period ended June 30, 2011[3]	Year ended June 30, 2012	For the period ended June 30, 2011[3]
Net asset value, beginning of period	$9.93	$10.00	$9.92	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.37	0.21	0.32	0.18
Net realized and unrealized (loss)	(0.05)	(0.15)	(0.05)	(0.14)
Total income from investment operations	0.32	0.06	0.27	0.04
Redemption fees	0.00[4]	0.02	0.00[4]	0.00[4]
Less dividends/distributions:
From net investment income	(0.34)	(0.05)	(0.29)	(0.02)
From return of capital	—	(0.10)	—	(0.10)
From net realized gains	(0.25)	—	(0.25)	—
Total dividends/distributions	(0.59)	(0.15)	(0.54)	(0.12)
Net asset value, end of period	$9.66	$9.93	$9.65	$9.92
Total investment return[2]	3.33%	0.76%	2.82%	0.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.42%	1.39%[5]	1.93%	1.94%[5]
Expenses after fee waivers and/or expense reimbursement	0.95%	0.95%[5]	1.45%	1.45%[5]
Net investment income	3.80%	3.53%[5]	3.31%	3.06%[5]
Supplemental data:
Net assets, end of period (000's)	$37,935	$67,314	$6,519	$8,116
Portfolio turnover rate	63%	48%	63%	48%

	Class Y
	Year ended June 30, 2012	For the period ended June 30, 2011[3]
Net asset value, beginning of period	$9.94	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.40	0.23
Net realized and unrealized (loss)	(0.05)	(0.13)
Total income from investment operations	0.35	0.10
Redemption fees	0.00[4]	—
Less dividends/distributions:
From net investment income	(0.37)	(0.06)
From return of capital	—	(0.10)
From net realized gains	(0.25)	—
Total dividends/distributions	(0.62)	(0.16)
Net asset value, end of period	$9.67	$9.94
Total investment return[2]	3.60%	0.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.14%	1.29%[5]
Expenses after fee waivers and/or expense reimbursement	0.70%	0.70%[5]
Net investment income	4.06%	3.91%[5]
Supplemental data:
Net assets, end of period (000's)	$26,145	$25,523
Portfolio turnover rate	63%	48%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  For the period November 29, 2010 (commencement of operations) through June 30, 2011.

4  Amount represents less than $0.005 per share.

5  Annualized.

See accompanying notes to financial statements.
80

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81

UBS Global Bond Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$7.41	$7.33	$7.12	$9.17	$9.41
Income (loss) from investment operations:
Net investment income[1]	0.17	0.19	0.18	0.22	0.27
Net realized and unrealized gain (loss)	(0.09)	0.61	0.25	(0.92)	(0.08)
Total income (loss) from investment operations	0.08	0.80	0.43	(0.70)	0.19
Less dividends/distributions:
From net investment income	(0.51)	(0.72)	(0.22)	(1.35)	(0.43)
Net asset value, end of year	$6.98	$7.41	$7.33	$7.12	$9.17
Total investment return[2]	1.19%	11.55%	5.94%	(7.66)%	1.94%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.63%	2.43%	2.05%	1.68%	1.31%
Expenses after fee waivers and/or expense reimbursement	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	2.31%	2.53%	2.34%	2.90%	2.81%
Supplemental data:
Net assets, end of year (000's)	$4,954	$6,768	$7,240	$7,930	$12,123
Portfolio turnover rate	59%	63%	61%	116%	137%

	Class Y
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$8.57	$8.37	$8.10	$10.24	$10.45
Income (loss) from investment operations:
Net investment income[1]	0.21	0.24	0.22	0.28	0.32
Net realized and unrealized gain (loss)	(0.08)	0.70	0.28	(1.05)	(0.08)
Total income (loss) from investment operations	0.13	0.94	0.50	(0.77)	0.24
Less dividends/distributions:
From net investment income	(0.53)	(0.74)	(0.23)	(1.37)	(0.45)
Net asset value, end of year	$8.17	$8.57	$8.37	$8.10	$10.24
Total investment return[2]	1.49%	11.77%	6.33%	(7.54)%	2.28%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.38%	2.13%	1.73%	1.44%	1.04%
Expenses after fee waivers and/or expense reimbursement	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	2.56%	2.78%	2.60%	3.15%	3.06%
Supplemental data:
Net assets, end of year (000's)	$5,234	$6,250	$8,379	$24,437	$52,620
Portfolio turnover rate	59%	63%	61%	116%	137%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

82

UBS Global Bond Fund

Financial highlights

	Class C
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$7.38	$7.31	$7.09	$9.15	$9.38
Income (loss) from investment operations:
Net investment income[1]	0.13	0.15	0.14	0.18	0.22
Net realized and unrealized gain (loss)	(0.08)	0.61	0.26	(0.92)	(0.07)
Total income (loss) from investment operations	0.05	0.76	0.40	(0.74)	0.15
Less dividends/distributions:
From net investment income	(0.48)	(0.69)	(0.18)	(1.32)	(0.38)
Net asset value, end of year	$6.95	$7.38	$7.31	$7.09	$9.15
Total investment return[2]	0.69%	10.88%	5.58%	(8.27)%	1.56%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.10%	2.89%	2.52%	2.17%	1.79%
Expenses after fee waivers and/or expense reimbursement	1.65%	1.65%	1.65%	1.65%	1.65%
Net investment income	1.80%	2.01%	1.84%	2.37%	2.31%
Supplemental data:
Net assets, end of year (000's)	$2,236	$2,700	$2,242	$1,856	$1,716
Portfolio turnover rate	59%	63%	61%	116%	137%

See accompanying notes to financial statements.
83

UBS High Yield Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$6.22	$5.89	$5.16	$6.19	$6.92
Income (loss) from investment operations:
Net investment income[1]	0.42	0.48	0.57	0.50	0.51
Net realized and unrealized gain (loss)	(0.13)	0.34	0.71	(1.00)	(0.75)
Total income (loss) from investment operations	0.29	0.82	1.28	(0.50)	(0.24)
Less dividends/distributions:
From net investment income	(0.42)	(0.49)	(0.55)	(0.53)	(0.49)
Net asset value, end of year	$6.09	$6.22	$5.89	$5.16	$6.19
Total investment return[2]	5.06%	14.30%	25.49%	(7.12)%	(3.55)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.33%	1.37%	1.38%	1.33%	1.29%
Expenses after fee waivers and/or expense reimbursement	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	6.98%	7.73%	9.80%	9.96%	7.81%
Supplemental data:
Net assets, end of year (000's)	$36,306	$40,987	$36,334	$39,859	$40,582
Portfolio turnover rate	50%	55%	61%	92%	39%

	Class Y
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$6.27	$5.94	$5.20	$6.23	$6.96
Income (loss) from investment operations:
Net investment income[1]	0.44	0.50	0.59	0.52	0.53
Net realized and unrealized gain (loss)	(0.13)	0.34	0.71	(1.01)	(0.75)
Total income (loss) from investment operations	0.31	0.84	1.30	(0.49)	(0.22)
Less dividends/distributions:
From net investment income	(0.44)	(0.51)	(0.56)	(0.54)	(0.51)
Net asset value, end of year	$6.14	$6.27	$5.94	$5.20	$6.23
Total investment return[2]	5.27%	14.47%	25.80%	(6.83)%	(3.28)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.01%	1.03%	1.05%	1.06%	0.99%
Expenses after fee waivers and/or expense reimbursement	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	7.23%	7.97%	10.08%	10.07%	8.13%
Supplemental data:
Net assets, end of year (000's)	$36,612	$44,750	$37,152	$61,421	$99,538
Portfolio turnover rate	50%	55%	61%	92%	39%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

84

UBS High Yield Fund

Financial highlights

	Class C
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$6.23	$5.90	$5.16	$6.19	$6.93
Income (loss) from investment operations:
Net investment income[1]	0.39	0.45	0.54	0.48	0.48
Net realized and unrealized gain (loss)	(0.14)	0.34	0.72	(1.01)	(0.76)
Total income (loss) from investment operations	0.25	0.79	1.26	(0.53)	(0.28)
Less dividends/distributions:
From net investment income	(0.39)	(0.46)	(0.52)	(0.50)	(0.46)
Net asset value, end of year	$6.09	$6.23	$5.90	$5.16	$6.19
Total investment return[2]	4.35%	13.72%	25.07%	(7.60)%	(4.03)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.83%	1.86%	1.88%	1.86%	1.79%
Expenses after fee waivers and/or expense reimbursement	1.70%	1.70%	1.70%	1.70%	1.70%
Net investment income	6.46%	7.24%	9.27%	9.41%	7.31%
Supplemental data:
Net assets, end of year (000's)	$7,872	$9,165	$8,902	$7,072	$8,453
Portfolio turnover rate	50%	55%	61%	92%	39%

See accompanying notes to financial statements.
85

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 15 Funds available for investment, each having its own investment objectives and policies. The following four funds are covered in this report: UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund, and UBS High Yield Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Global Bond Fund which is classified as "non-diversified" for purposes of the 1940 Act. The Funds currently offer Class A, Class C and Class Y shares. For each Fund except UBS Fixed Income Opportunities Fund, Class B shares had been offered only to existing Class B shareholders with respect to the reinvestment of dividends and distributions and exchanges of Class B shares of the Funds for Class B shares of other series of the UBS Family of Funds. "UBS Family of Funds" include other UBS Funds, PACE Select Advisors Trust and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter. UBS Fixed Income Opportunities Fund has never offered Class B shares. Effective on March 1, 2012, all outstanding Class B shares converted to Class A shares of the same Fund. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for the differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including

86

The UBS Funds

Notes to financial statements

review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the- counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at "fair value," that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board (or a committee designated by it) determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

87

The UBS Funds

Notes to financial statements

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Board has delegated to the UBS Global Asset Management Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any securities or instruments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews, periodic internal audit reviews and annual review of securities valuations by the Funds' independent auditors.

The types of securities or instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

88

The UBS Funds

Notes to financial statements

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In April 2011, FASB issued Accounting Standards Update No. 2011-03 "Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03") which relates to the accounting for repurchase agreements and similar agreements, including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011 and there is no change in accounting for the Funds. While the new disclosures are effective for annual and interim periods beginning after December 15, 2011, management has determined that the Funds have not entered into transactions that can be deemed "secured borrowings" as defined by ASU 2011-03.

In May 2011, FASB issued Accounting Standards Update No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards ("IFRS") ("ASU 2011-04"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011. At June 30, 2012, there were no transfers between Level 1 and Level 2 for the Funds.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company's financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Funds' financial statement disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well

89

The UBS Funds

Notes to financial statements

as in the Portfolio of investments. Swap agreements, forward foreign currency contracts and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2012 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2012, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the year ended June 30, 2012. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Disclosure of derivatives by underlying risk for each Fund as of and for the year ended June 30, 2012 is as follows:

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Forward contracts[1]	$—	$—	$7,183	$7,183
Options purchased[1]	14,496	—	—	14,496
Swap agreements[1]	—	11,500	—	11,500
Total value	$14,496	$11,500	$7,183	$33,179

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Forward contracts[1]	$—	$—	$(15,269)	$(15,269)
Futures contracts[2]	(15,928)	—	—	(15,928)
Options written[1]	(11,997)	—	—	(11,997)
Swap agreements[1]	(2,003)	(3,830)	—	(5,833)
Total value	$(29,928)	$(3,830)	$(15,269)	$(49,027)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, outstanding swap agreements, at value and options written, at value.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

90

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the year ended June 30, 2012, were as follows:

	Interest rate risk	Credit risk	Equity risk	Foreign exchange risk	Total
UBS Core Plus Bond Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$—	$124,719	$124,719
Futures contracts	(98,332)	—	(318)	—	(98,650)
Options purchased[3]	(84,423)	—	—	—	(84,423)
Options written	10,579	—	—	—	10,579
Swap agreements	(287,600)	2,548	—	—	(285,052)
Total net realized gain (loss)	$(459,776)	$2,548	$(318)	$124,719	$(332,827)
Change in net unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$—	$(8,086)	$(8,086)
Futures contracts	1,214	—	—	—	1,214
Options purchased[3]	(977)	—	—	—	(977)
Options written	691	—	—	—	691
Swap agreements	136,072	498	—	—	136,570
Total change in net unrealized appreciation/depreciation	$137,000	$498	$—	$(8,086)	$129,412

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

3  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in net unrealized appreciation/depreciation on investments.

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Forward contracts[1]	$—	$—	$87,937	$87,937
Futures contracts[2]	247,959	—	—	247,959
Options purchased[1]	3,306,059	115,470	—	3,421,529
Swap agreements[1]	2,573,119	2,314,360	394,455	5,281,934
Total value	$6,127,137	$2,429,830	$482,392	$9,039,359

1  Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

91

The UBS Funds

Notes to financial statements

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Forward contracts[1]	$—	$—	$(260,665)	$(260,665)
Futures contracts[2]	(188,702)	—	—	(188,702)
Options written[1]	(2,712,456)	(55,084)	—	(2,767,540)
Swap agreements[1]	(12,218,714)	(1,976,772)	(354,669)	(14,550,155)
Total value	$(15,119,872)	$(2,031,856)	$(615,334)	$(17,767,062)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, outstanding swap agreements, at value and options written, at value.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the year ended June 30, 2012, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Fixed Income Opportunities Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$1,668,943	$1,668,943
Futures contracts	5,818,688	—	—	5,818,688
Options purchased[3]	(793,551)	(2,508,405)	—	(3,301,956)
Options written	1,165,300	3,622,994	—	4,788,294
Swap agreements	(6,521,220)	(413,694)	29,987	(6,904,927)
Total net realized gain (loss)	$(330,783)	$700,895	$1,698,930	$2,069,042
Change in net unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$501,404	$501,404
Futures contracts	126,985	—	—	126,985
Options purchased[3]	1,554,700	(33,030)	—	1,521,670
Options written	(875,237)	(135,385)	—	(1,010,622)
Swap agreements	(875,419)	815,351	(48,915)	(108,983)
Total change in net unrealized appreciation/depreciation	$(68,971)	$646,936	$452,489	$1,030,454

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

3  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in net unrealized appreciation/depreciation on investments.

92

The UBS Funds

Notes to financial statements

Asset derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Bond Fund
Forward contracts[1]	$—	$—	$9,769	$9,769
Futures contracts[2]	19,077	—	—	19,077
Swap agreements[1]	—	56,286	—	56,286
Total value	$19,077	$56,286	$9,769	$85,132

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Bond Fund
Forward contracts[1]	$—	$—	$(15,536)	$(15,536)
Futures contracts[2]	(988)	—	—	(988)
Swap agreements[1]	—	(24,192)	—	(24,192)
Total value	$(988)	$(24,192)	$(15,536)	$(40,716)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts and outstanding swap agreements, at value.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the year ended June 30, 2012, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Bond Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$8,703	$8,703
Futures contracts	27,199	—	—	27,199
Swap agreements	(44,236)	(52,895)	—	(97,131)
Total net realized gain (loss)	$(17,037)	$(52,895)	$8,703	$(61,229)
Change in net unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$(28,406)	$(28,406)
Futures contracts	15,472	—	—	15,472
Swap agreements	16,307	6,788	—	23,095
Total change in net unrealized appreciation/depreciation	$31,779	$6,788	$(28,406)	$10,161

1  Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

93

The UBS Funds

Notes to financial statements

Asset derivatives

	Foreign exchange risk	Total
UBS High Yield Fund
Forward contracts[1]	$10,539	$10,539
Total value	$10,539	$10,539

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

Liability derivatives

	Interest rate risk	Foreign exchange risk	Total
UBS High Yield Fund
Forward contracts[1]	$—	$(15,720)	$(15,720)
Futures contracts[2]	(5,948)	—	(5,948)
Total value	$(5,948)	$(15,720)	$(21,668)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the year ended June 30, 2012, were as follows:

	Interest rate risk	Foreign exchange risk	Total
UBS High Yield Fund
Net realized gain (loss)[1]
Forward contracts	$—	$87,198	$87,198
Futures contracts	(34,031)	—	(34,031)
Total net realized gain (loss)	$(34,031)	$87,198	$53,167
Change in net unrealized appreciation/depreciation[2]
Forward contracts	$—	$7,343	$7,343
Futures contracts	(5,948)	—	(5,948)
Total change in net unrealized appreciation/depreciation	$(5,948)	$7,343	$1,395

1  Statement of operations location: Net realized gain (loss) on futures contracts and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expenses are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual

94

The UBS Funds

Notes to financial statements

basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

95

The UBS Funds

Notes to financial statements

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance performance. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds' records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Certain Funds may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty,

96

The UBS Funds

Notes to financial statements

and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2012 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or

97

The UBS Funds

Notes to financial statements

protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Short sales: Occasionally, UBS High Yield Fund may enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If a Fund shorts a security while also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. A Fund will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Fund is liable to the lender for any dividends or interest payable on securities while those securities are in a short position. These dividends or interest are booked as an expense or liability of the Fund. The Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee in connection with short sale transactions.

For the year ended June 30, 2012, there were no short positions held by UBS High Yield Fund.

L. Dividends and distributions: It is the Funds' policy to distribute their respective net investment income monthly except UBS Fixed Income Opportunities Fund which will distribute its net investment income, if any, quarterly. Net realized capital gains, if any, are paid annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net

98

The UBS Funds

Notes to financial statements

realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

M. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Ratings Group) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

N. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS Core Plus Bond Fund	0.500%	0.475%	0.450%	0.425%	0.400%
UBS Fixed Income Opportunities Fund	0.650	0.650	0.650	0.650	0.650
UBS Global Bond Fund	0.650	0.650	0.650	0.600	0.550
UBS High Yield Fund	0.600	0.550	0.525	0.525	0.525

For UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Global Bond Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each Fund as indicated in the following table. For UBS High Yield Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and securities loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred

99

The UBS Funds

Notes to financial statements

through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) do not exceed the expense limit of the Fund as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the year ended June 30, 2012, were as follows:

Fund	Class A expense cap	Class B expense cap*	Class C expense cap	Class Y expense cap	Amount due to or (owed by) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS Core Plus Bond Fund	0.64%	1.39%	1.14%	0.39%	$(9,641)	$215,843	$322,918
UBS Fixed Income Opportunities Fund	0.95	N/A	1.45	0.70	6,515	552,043	390,257
UBS Global Bond Fund	1.15	1.90	1.65	0.90	(13,887)	93,453	211,860
UBS High Yield Fund	1.20	1.95	1.70	0.95	29,271	508,207	84,819

*  Effective March 1, 2012, Class B shares converted to Class A shares of the same Fund. UBS Fixed Income Opportunities Fund has never offered Class B shares.

Each Fund will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived for the year ended June 30, 2012 are subject to repayment through June 30, 2015. At June 30, 2012, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2013	Expires June 30, 2014	Expires June 30, 2015
UBS Core Plus Bond Fund—Class A	$203,097	$68,455	$70,796	$63,846
UBS Core Plus Bond Fund—Class C	54,413	18,828	18,459	17,126
UBS Core Plus Bond Fund—Class Y	786,637	301,741	243,234	241,662
UBS Fixed Income Opportunities Fund—Class A	342,139	—	99,909	242,230
UBS Fixed Income Opportunities Fund—Class C	50,135	—	15,057	35,078
UBS Fixed Income Opportunities Fund—Class Y	202,493	—	89,544	112,949
UBS Global Bond Fund—Class A	249,500	73,286	89,130	87,084
UBS Global Bond Fund—Class C	87,433	18,996	30,060	38,377
UBS Global Bond Fund—Class Y	308,988	131,754	91,275	85,959
UBS High Yield Fund—Class A	176,995	63,865	63,735	49,395
UBS High Yield Fund—Class C	40,531	14,851	15,019	10,661
UBS High Yield Fund—Class Y	102,860	44,862	33,768	24,230

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the year ended June 30, 2012, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Core Plus Bond Fund	$2,676	$32,369
UBS Fixed Income Opportunities Fund	4,448	63,710
UBS Global Bond Fund	769	10,786
UBS High Yield Fund	4,945	63,519

100

The UBS Funds

Notes to financial statements

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the year ended June 30, 2012 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments at June 30, 2012 and for the year then ended have been included near the end of each Fund's Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations. Amounts relating to those investments at June 30, 2012 and for the year then ended have been included near the end of each Fund's Portfolio of investments.

3. Distribution and service plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B*	Class C
UBS Core Plus Bond Fund	0.25%	1.00%	0.75%
UBS Fixed Income Opportunities Fund	0.25	N/A	0.75
UBS Global Bond Fund	0.25	1.00	0.75
UBS High Yield Fund	0.25	1.00	0.75

*  Effective March 1, 2012, Class B shares converted to Class A shares of the same Fund. UBS Fixed Income Opportunities Fund has never offered Class B shares.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and

101

The UBS Funds

Notes to financial statements

Class C. At June 30, 2012, certain Funds owed UBS Global AM (US) distribution and service fees, and for the year ended June 30, 2012, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Core Plus Bond Fund—Class A	$1,612	$1,235
UBS Core Plus Bond Fund—Class C	1,337	125
UBS Fixed Income Opportunities Fund—Class A	8,294	25,711
UBS Fixed Income Opportunities Fund—Class C	4,087	7,272
UBS Global Bond Fund—Class A	1,043	2,581
UBS Global Bond Fund—Class C	1,433	12
UBS High Yield Fund—Class A	7,435	13,038
UBS High Yield Fund—Class C	4,918	796

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the year ended June 30, 2012, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Core Plus Bond Fund	$2,365
UBS Fixed Income Opportunities Fund	10,543
UBS Global Bond Fund	3,852
UBS High Yield Fund	18,373

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Core Plus Bond Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Fund's Portfolio of investments. In addition, UBS Core Plus Bond Fund received US Government Agency securities

102

The UBS Funds

Notes to financial statements

as collateral with a market value of $440,960, which cannot be resold. The market value of loaned securities and related collateral outstanding at June 30, 2012, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Core Plus Bond Fund	$467,345	$478,755	$37,795

6. Purchases and sales of securities

For the year ended June 30, 2012, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Core Plus Bond Fund	$107,034,158	$109,877,782
UBS Fixed Income Opportunities Fund	43,659,467	75,619,661
UBS Global Bond Fund	6,841,228	8,509,805
UBS High Yield Fund	37,526,122	52,295,650

For the year ended June 30, 2012, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Core Plus Bond Fund	$105,153,314	$100,599,223
UBS Fixed Income Opportunities Fund	8,092,649	1,079,850
UBS Global Bond Fund	1,157,294	2,330,975
UBS High Yield Fund	3,004,549	3,025,288

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended June 30, 2012 and June 30, 2011 were as follows:

	2012			2011
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid	Distributions paid from ordinary income	Return of capital	Total distributions paid
UBS Core Plus Bond Fund	$1,163,037	$—	$1,163,037	$2,203,065	$—	$2,203,065
UBS Fixed Income Opportunities Fund	3,379,450	1,616,950	4,996,400	556,692	664,474	1,221,166
UBS Global Bond Fund	953,743	—	953,743	1,499,695	—	1,499,695
UBS High Yield Fund	5,952,569	—	5,952,569	7,071,860	—	7,071,860

103

The UBS Funds

Notes to financial statements

At June 30, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total
UBS Core Plus Bond Fund	$502,042	$(34,664,872)	$839,376	$(33,323,454)
UBS Fixed Income Opportunities Fund	717,403	(2,705,602)	(3,327,165)	(5,315,364)
UBS Global Bond Fund	46,061	(16,518,141)	272,403	(16,199,677)
UBS High Yield Fund	491,614	(71,010,822)	2,085,183	(68,434,025)

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2012 were as follows:

Fund	Undistributed net investment income	Accumulated net realized gain/(loss)	Beneficial interest
UBS Core Plus Bond Fund	$275,677	$(429,713)	$154,036
UBS Fixed Income Opportunities Fund	(873,487)	3,245,477	(2,371,990)
UBS Global Bond Fund	(77,481)	77,481	—
UBS High Yield Fund	(74,882)	14,216,943	(14,142,061)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an indefinite period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At June 30, 2012, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration Dates
Fund	June 30, 2013	June 30, 2014	June 30, 2015	June 30, 2016	June 30, 2017	June 30, 2018
UBS Core Plus Bond Fund	$—	$—	$—	$—	$2,514,533	$32,070,048
UBS Global Bond Fund	—	—	89,034	577,591	3,369,482	12,176,817
UBS High Yield Fund	11,067,780	22,213,870	5,885,761	1,000,707	4,782,241	25,725,339

During the fiscal year ended June 30,2012, the following Funds utilized capital loss carryforwards to offset current year realized capital gains:

Fund	Amount
UBS Core Plus Bond Fund	$1,580,868
UBS Fixed Income Opportunities Fund	1,786,968
UBS Global Bond Fund	173,895
UBS High Yield Fund	1,649,509

104

The UBS Funds

Notes to financial statements

UBS High Yield Fund had capital loss carryforwards in the amount of $14,142,061 that expired as of June 30, 2012.

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2012, the following Funds incurred, and elected to defer, losses of the following:

		Post October capital losses
Fund	Late year ordinary losses	Short-term	Long-term
UBS Fixed Income Opportunities Fund	$—	$1,899,045	$—
UBS Global Bond Fund	50,642	—	16,000
UBS High Yield Fund	—	335,124	—

As of and during the year ended June 30, 2012, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2012, or since inception in the case of UBS Fixed Income Opportunities Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. There were no borrowings from the Committed Credit Facility during the year ended June 30, 2012.

9. Shares of beneficial interest

For the year ended June 30, 2012, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Core Plus Bond Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	387,706	$3,448,450	2,318	$20,761
Shares repurchased	(262,938)	(2,362,224)	(728)	(6,611)
Shares converted from Class B to Class A	7,995	72,104	(7,981)	(72,104)
Dividends reinvested	11,715	104,836	56	500
Redemption fees	—	227	—	—
Net increase (decrease)	144,478	$1,263,393	(6,335)	$(57,454)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	32,681	$291,778	532,569	$4,774,132
Shares repurchased	(47,661)	(426,493)	(530,580)	(4,765,600)
Dividends reinvested	4,674	41,719	102,090	913,493
Redemption fees	—	257	—	4,002
Net increase (decrease)	(10,306)	$(92,739)	104,079	$926,027

105

The UBS Funds

Notes to financial statements

UBS Fixed Income Opportunities Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,063,573	$10,401,582	61,603	$597,546	14,489	$144,317
Shares repurchased	(4,080,571)	(39,791,223)	(237,846)	(2,304,662)	(286)	(2,803)
Dividends reinvested	160,672	1,537,619	33,064	316,030	119,981	1,145,792
Redemption fees	—	5,568	—	1,002	—	18
Net increase (decrease)	(2,856,326)	$(27,846,454)	(143,179)	$(1,390,084)	134,184	$1,287,324

UBS Global Bond Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	28,607	$205,890	2,906	$21,432
Shares repurchased	(287,527)	(2,072,525)	—	—
Shares converted from Class B to Class A	9,380	67,180	(9,341)	(67,180)
Dividends reinvested	45,327	317,802	362	2,545
Redemption fees	—	36	—	—
Net decrease	(204,213)	$(1,481,617)	(6,073)	$(43,203)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	61,244	$436,655	73,306	$628,183
Shares repurchased	(128,016)	(900,364)	(201,974)	(1,705,772)
Dividends reinvested	22,468	156,453	40,657	332,678
Redemption fees	—	—	—	255
Net decrease	(44,304)	$(307,256)	(88,011)	$(744,656)

UBS High Yield Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	427,926	$2,582,705	—	$—
Shares repurchased	(1,363,547)	(8,235,923)	(7,150)	(43,194)
Shares converted from Class B to Class A	90,305	546,438	(90,220)	(546,438)
Dividends reinvested	220,750	1,315,628	1,296	7,658
Redemption fees	—	116	—	—
Net decrease	(624,566)	$(3,791,036)	(96,074)	$(581,974)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	142,407	$840,758	647,255	$3,885,649
Shares repurchased	(371,775)	(2,250,534)	(2,257,023)	(13,595,013)
Dividends reinvested	49,324	294,475	436,450	2,624,945
Redemption fees	—	90	—	499
Net decrease	(180,044)	$(1,115,211)	(1,173,318)	$(7,083,920)

*  Effective March 1, 2012, Class B shares converted to Class A shares of the same Fund.

106

The UBS Funds

Notes to financial statements

For the period ended June 30, 2011, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Core Plus Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	309,990	$2,712,353	3,048	$26,309
Shares repurchased	(697,246)	(6,048,838)	(616)	(5,439)
Shares converted from Class B to Class A	2,710	23,647	(2,707)	(23,647)
Dividends reinvested	42,676	369,281	175	1,518
Redemption fees	—	1,982	—	—
Net decrease	(341,870)	$(2,941,575)	(100)	$(1,259)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	15,999	$137,474	314,144	$2,735,839
Shares repurchased	(79,141)	(688,107)	(926,110)	(8,068,228)
Dividends reinvested	10,456	90,180	189,546	1,639,990
Redemption fees	—	315	—	3,377
Net decrease	(52,686)	$(460,138)	(422,420)	$(3,689,022)

UBS Fixed Income Opportunities Fund1

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	8,001,031	$82,263,982	830,015	$8,517,271	2,528,626	$25,310,167
Shares repurchased	(1,263,856)	(12,764,240)	(17,869)	(180,982)	—	—
Dividends reinvested	44,434	445,259	6,406	64,167	39,934	401,685
Redemption fees	—	87,471	—	586	—	—
Net increase	6,781,609	$70,032,472	818,552	$8,401,042	2,568,560	$25,711,852

UBS Global Bond Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	42,530	$316,402	—	$—
Shares repurchased	(207,548)	(1,557,130)	(3,112)	(22,784)
Shares converted from Class B to Class A	11,930	89,985	(11,892)	(89,985)
Dividends reinvested	79,262	565,787	1,231	8,796
Redemption fees	—	35	—	—
Net decrease	(73,826)	$(584,921)	(13,773)	$(103,973)

1  For the period November 29, 2010 (commencement of operations) through June 30, 2011.

107

The UBS Funds

Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	102,740	$744,499	94,578	$816,826
Shares repurchased	(68,774)	(497,604)	(436,167)	(3,755,680)
Dividends reinvested	25,051	177,950	69,958	577,658
Redemption fees	—	12	—	533
Net increase (decrease)	59,017	$424,857	(271,631)	$(2,360,663)

UBS High Yield Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	1,280,817	$8,106,143	—	$—
Shares repurchased	(1,151,730)	(7,189,565)	(49,329)	(305,228)
Shares converted from Class B to Class A	14,288	89,305	(14,280)	(89,305)
Dividends reinvested	280,657	1,738,044	3,434	21,203
Redemption fees	—	1,633	—	—
Net increase (decrease)	424,032	$2,745,560	(60,175)	$(373,330)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	133,030	$829,023	1,748,491	$10,996,030
Shares repurchased	(231,863)	(1,451,699)	(1,391,821)	(8,722,807)
Dividends reinvested	61,456	381,252	521,701	3,262,755
Redemption fees	—	244	—	156
Net increase (decrease)	(37,377)	$(241,180)	878,371	$5,536,134

10. Proposed reorganization

On June 8, 2012, the Board approved the submission of an Agreement and Plan of Reorganization (the "Reorganization") to shareholders of UBS High Yield Fund, proposing to merge UBS High Yield Fund into the Nationwide High Yield Bond Fund series of Nationwide Mutual Funds. The merger is subject to the approval of the shareholders of UBS High Yield Fund and the Reorganization is intended to be a tax-free transaction. On the date of the merger, UBS High Yield Fund will exchange all of its assets at net asset value for shares of the Nationwide High Yield Bond Fund. Shareholders of UBS High Yield Fund will receive shares of the corresponding share classes of the Nationwide Fund with a value equal to the net asset value of their ownership interests in the Fund at the merger date. Effective as of the close of business on July 16, 2012, the Board approved the closure of each class of UBS High Yield Fund to new investments, including new investors, additional purchases from existing investors and purchases for exchange from other funds. Therefore, UBS High Yield Fund will no longer offer shares for purchase, except for Class A and Class Y shares that are purchased by existing investors through systematic purchase plans, discretionary advisory programs, various wrap programs and 401(k)/ retirement plans, each of which may continue to purchase shares until it is practicable for such contributions to be terminated; and shareholders will still continue to be able to redeem their shares.

More information about the proposed Reorganization will be provided to shareholders in the proxy materials. If approved by shareholders of the UBS High Yield Fund, the Reorganization is expected to occur in the fourth quarter of 2012.

108

The UBS Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund (four of the series comprising The UBS Funds) (collectively the "Funds") as of June 30, 2012, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund, UBS Global Bond Fund and UBS High Yield Fund at June 30, 2012, the results of their operations for the year then ended and the changes in their net assets and financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 29, 2012

109

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

110

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 7 and 8, 2012 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Small Cap Growth Fund, UBS Market Neutral Multi-Strategy Fund, UBS Global Bond Fund, UBS High Yield Fund, UBS Fixed Income Opportunities Fund and UBS Core Plus Bond Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on June 4, 2012, June 7, 2012 and June 8, 2012, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. In addition, the Board considered the presentations provided with respect to distribution strategies for the Funds. The

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Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance

In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Lipper Reports, the Board noted that the UBS Dynamic Alpha Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Small Cap Growth Fund and UBS Core Plus Bond Fund each had appeared in one of the top three performance quintiles for the one-year performance period. At the Board's request, the Advisor further addressed the performance data for the UBS Global Allocation Fund, UBS Global Frontier Fund, UBS International Equity Fund, UBS Global Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS High Yield Fund, UBS Global Bond Fund and UBS Fixed Income Opportunities Fund, each of which had appeared in one of the lower performance quintiles for the one-year period.

In explaining the performance of the UBS Global Allocation Fund and UBS Global Frontier Fund, the Advisor discussed the factors that had affected the performance of each Fund. The Advisor stated that during the one-year performance period, each Fund's more conservative stance with respect to risk may have impacted the performance of the UBS Global Allocation Fund and UBS Global Frontier Fund relative to their peers. Each Fund's defensive position resulted in an underweight to equities in the latter part of 2011, which negatively affected performance relative to its peers. The Advisor noted that while each Fund underperformed relative to its peer universe for the one-year performance period, each of the UBS Global Allocation Fund and UBS Global Frontier Fund outperformed relative to its peer universe for the three-year performance period, appearing in the second performance quintile and first performance quintile, respectively. The Advisor also stated that for the calendar year-to-date ending March 31, 2012, each of the UBS Global Allocation Fund and UBS Global Frontier Fund exceeded its peer universe median for the period.

With respect to the performance of the UBS International Equity Fund and UBS Global Equity Fund over the past year, the Advisor stated that stock selection was the primary reason for each Fund's underperformance compared to its peer universe. The Advisor discussed each Fund's stock selection process and stated that each Fund was well positioned in the next year to take advantage of attractively priced stocks that fit each Fund's long-term investment focus. The Advisor also noted that while each of the UBS International Equity Fund and UBS Global Equity Fund underperformed relative to its respective peer universe for the one-year performance period, each Fund exceeded its respective peer universe median for the three-year performance period.

The Advisor then discussed the factors that had a negative effect on the relative performance of the UBS Market Neutral Multi-Strategy Fund during the one-year performance period. The Advisor specifically outlined the proposed strategy changes that had recently been approved by the Board for the Fund. The Advisor stated that management expected that the strategy changes when implemented would provide a more desirable risk/return target for investors of the UBS Market Neutral Multi-Strategy Fund.

With respect to the performance of the UBS High Yield Fund for the one-year performance period, the Advisor noted that the Fund had a positive return but also noted that the Fund underperformed relative to its benchmark and its peer universe. In explaining the factors that contributed to the UBS High Yield Fund's relative underperformance for the one-year performance period, the Advisor noted that the Fund's positioning within the financials sector and certain industrial

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subsectors were the major contributors to the Fund's relative underperformance for the period. The Advisor also noted that although the Lipper peer universe reflects an appropriate group of peers, funds within the category are managed to several different indexes. While generally these indices are similar, allocations do vary and over time may result in performance differences, thus impacting peer relative results. The Advisor also noted that the UBS High Yield Fund performed more in line with its peers for the other performance periods presented.

With respect to the UBS Global Bond Fund, the Advisor noted that while the Fund underperformed relative to its benchmark and its peer universe for the one-year period, the Fund experienced a positive return during this time period. The Fund's weaker relative performance was partially attributable to certain sector allocation decisions, including the Fund's investments in investment grade financials, which performed poorly during the period. The Advisor discussed with the Board the performance outlook for the Fund in the upcoming year and stated that it believed that the Fund was positioned for better relative performance.

The Advisor next addressed the relative underperformance of the UBS Fixed Income Opportunities Fund with respect to the Fund's peers. The Advisor stated that the Fund's weaker one-year return was partly attributable to certain hedges the Fund maintained to reduce overall credit market risk. While these hedges were implemented to minimize significant downside events, they generally underperformed as credit markets fared well over the period. The Advisor also discussed with the Board the Fund's strategy of investing in a wide range of fixed income securities, currencies and other investments to generate total returns under a variety of market conditions and economic cycles. The Advisor stated the UBS Fixed Income Opportunities Fund fared poorly compared to its peers because most of the funds in its peer universe are primarily income-focused products which generally maintain long exposure to credit sectors and are less likely than the Fund to engage in hedges or maintain net short positions across interest rates, credit markets and currencies. The Advisor noted that while the funds in the UBS Fixed Income Opportunities Fund's Lipper performance universe benefitted from their income focus during the one-year performance, the Advisor believes that over market cycles, the Fund's ability to maintain both long and short exposure across fixed income and currency markets as part of its unconstrained investment framework will be instrumental in providing attractive risk-adjusted returns for the Fund with minimal correlation to the broader fixed income and equity markets.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor's efforts to address the underperformance issues of each Fund.

Fund fees and expenses

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS Global Allocation Fund, was comparable to, or lower than, the Lipper median in its respective Lipper expense group. The Board also noted that each Fund, except the UBS U.S. Equity Alpha Fund, UBS U.S. Small Cap Growth Fund, UBS International Equity Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Global Bond Fund, had a contractual fee rate comparable to, or lower than, the Lipper median in its respective Lipper expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund, except the UBS U.S. Equity Alpha Fund and UBS Market Neutral Multi-Strategy Fund, had total expenses that were comparable to, or lower than, the Lipper median in its respective Lipper expense group.

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The Board first discussed the management fee of the UBS Global Allocation Fund. It was noted that the actual management fee for the UBS Global Allocation Fund was higher than the management fee of several of the funds in its Lipper expense group. The Board, however, determined that the UBS Global Allocation Fund's management fee was reasonable considering that it was not significantly higher than its Lipper expense group median and the Fund's actual total expenses were in line with the median of its Lipper expense group.

The Board next considered that the management fee of the UBS U.S. Equity Alpha Fund was higher than the median of its Lipper expense group on a contractual basis, but noted that the Fund's actual management fee compared favorably with the Fund's peers placing in the first quintile of the Lipper expense group. The Board also considered the UBS U.S. Equity Alpha Fund's total expenses, which were higher than the median of the Fund's expense group. The Advisor explained that the Fund has higher non-management expenses as compared to its peers due to the Fund's smaller asset base.

The Board next discussed the management fee of the UBS U.S. Small Cap Growth Fund. It was noted that the UBS U.S. Small Cap Growth Fund's management fee was higher than the median of the Fund's Lipper expense group on a contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Board noted that while the UBS U.S. Small Cap Growth Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee and total expenses compared favorably to its peers, placing in the first quintile and second quintile, respectively, of its Lipper expense group.

The Board then considered the management fee of the UBS International Equity Fund. It was noted that the UBS International Equity Fund's management fee also was higher than the median of the Fund's Lipper expense group on a contractual basis. The Board noted that while the UBS International Equity Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee and total expenses each placed in the first quintile in the Fund's Lipper expense group.

The Board also reviewed the management fee of the UBS Core Plus Bond Fund and noted that the contractual management fee for the UBS Core Plus Bond Fund was not significantly higher than the median of the Fund's expense group. The Board also considered that the UBS Core Plus Bond Fund's actual management fee and actual total expenses were each in the first quintile of the Fund's Lipper expense group.

The Board also noted that the contractual management fee for the UBS Fixed Income Opportunities Fund was higher than the management fee of several of the funds in its Lipper expense group. The Board, however, noted that the UBS Fixed Income Opportunities Fund's actual management fee and total expenses were lower than many of the Fund's peers, each ranking in the first quintile of the Fund's Lipper expense group.

With respect to the fees and expenses of the UBS Global Bond Fund, the Board noted that the Fund was above the median of its Lipper expense group with respect to contractual management fees. The Board, however, also noted that the Fund's actual management fee was lower than the median of its Lipper expense group, placing in the first quintile of its expense group. The Board also considered that the UBS Global Bond Fund had total expenses that were in line with the median of its Lipper expense group.

The Board then considered the total expenses of the UBS Market Neutral Multi-Strategy Fund, noting that the total expenses of the Fund were higher than the Fund's Lipper expense group median. The Advisor explained that the UBS Market Neutral Multi-Strategy Fund has higher non-management expenses as compared to its peers due to the Fund's smaller asset base. The Board also noted the Fund's management fees, on both an actual and contractual basis, were very competitive with the management fees of the funds in its Lipper expense group.

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The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and profitability

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last three calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year.

The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect to most Funds, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund, except UBS Global Frontier Fund, UBS Market Neutral Multi-Strategy Fund and UBS Fixed Income Opportunities Fund, had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

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The UBS Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647-1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; 54 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995). Ms. Cepeda is also a director of the Municipal Securities Rulemaking Board (since October 2010).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Ms. Cepeda is a director of the MGI Funds (7 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008) and director of Amalgamated Bank of Chicago (since 2003). Ms. Cepeda was a director of Lincoln National Income Fund, Inc. (from 1992 to 2006), a director of Lincoln National Convertible Securities Fund, Inc. (from 1992 to 2006) and a director of Wyndham International, Inc. (from 2004 to 2006).

John J. Murphy; 68 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a director or trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Murphy is a director of the Nicholas Applegate funds (12 portfolios); a director of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

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The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Abbie J. Smith; 58 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009	Ms. Smith is Boris and Irene Stern Professor of Accounting in the University of Chicago Booth School of Business (since 1980). In addition, Ms. Smith is also a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge Fund (co-founded in 2004, commenced operations in 2008) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow, Harvard Business School (2001-2002).	Ms. Smith is a director or trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 Portfolios).

Frank K. Reilly; 76 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and is Chairman of the Audit Committee for the bank.

Edward M. Roob; 77 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None.

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The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
J. Mikesell Thomas; 61 1353 Aster Place Chicago, IL 60610	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008); CEO of First Chicago Bank & Trust (since 2008) and President and sole shareholder of Mikesell Advisory Corp (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011). Mr. Thomas was an Independent financial advisor (from 2001 to 2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for NorthShore University Health System. Mr. Thomas was previously a director of First Chicago Bancorp (2008-2010) and First Chicago Bank & Trust (from 2008 to 2010).

Interested Trustee:

Shawn Lytle; 42*[2]	Trustee	Since 2011	Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global Asset Management (Americas) Inc. (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (from 2008 to 2010), Head of Equity Capabilities and Business Management in 2008, and a team manager (from 2005 to 2008) at UBS Global Asset Management (Americas) Inc.	Mr. Lytle is a director or trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

118

The UBS Funds

Trustee and officer information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; 47	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*; 44	Vice President and Assistant Treasurer	Since May 2011	Ms. Bubloski is a director (since March 2012) (prior to which she was an associate director) (from 2008 to 2012) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 48	President	Since 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Thomas Disbrow*; 46	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively	Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of North Americas Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook*; 47	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

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The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 54	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 44	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Tammie Lee*; 41	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 50	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Nancy D. Osborn*; 46	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

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The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 56	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the Fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Keith A. Weller*; 51	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

2  Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

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The UBS Funds

Federal tax information (unaudited)

For the year ended June 30, 2012, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders and the designation of long-term capital gain are approximated as follows:

Fund	Dividends received deduction	Long-term capital gain
UBS Fixed Income Opportunities Fund	—	$1,616,950
UBS High Yield Fund	0.82%	—

For the year ended June 30, 2012, the percentage of income earned from direct US Treasury obligations approximately amounted to the following:

Fund	Direct US Treasury obligations
UBS Core Plus Bond Fund	17.29%
UBS Fixed Income Opportunities Fund	8.51
UBS Global Bond Fund	14.72
UBS High Yield Fund	5.05

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The UBS Funds

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1197

UBS Equity
Funds

June 30, 2012

The UBS Funds—Equities

Annual Report

President's letter	1

Market commentary	2

Equities

UBS Global Equity Fund	4

UBS International Equity Fund	12

UBS Market Neutral Multi-Strategy Fund	23

UBS U.S. Equity Alpha Fund	41

UBS U.S. Equity Opportunity Fund	53

UBS U.S. Large Cap Equity Fund	61

UBS U.S. Small Cap Growth Fund	70

Explanation of expense disclosure	80

Statement of assets and liabilities	84

Statement of operations	88

Statement of changes in net assets	90

Statement of cash flows	94

Financial highlights	96

Notes to financial statements	110

Report of independent registered public accounting firm	131

General information	132

Board approval of investment advisory agreements	133

Trustee and officer information	138

Federal tax information	144

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President's letter

August 15, 2012

Dear Shareholder,

It has been six months since my last letter to you. In that time, macroeconomic concerns—most notably those relating to Europe's sovereign debt crisis—continued to cast a pall over the marketplace. As a result, the market has had its fair share of ups and downs as investor sentiment has shifted between risk-on and risk-off. Against this backdrop, active managers, including us, continue to find it difficult to add value. For this reason, as in the prior reporting period, security selection was a primary detractor from our Funds' performance over the period.

When the markets are volatile, investors are most likely to lose sight of their long-term investment goals. The risky behavior of market timing becomes more prevalent, even though, time after time, this strategy has been proven to do more harm than good to investment portfolios.

Since I've been writing to you, I have repeatedly stressed the importance of maintaining a long-term perspective and a diversified portfolio. I'm going to take this opportunity to do so again. When markets are at their worst, practicing these two strategies may be your best defense against market volatility.

At UBS Global Asset Management we remain committed to providing you with integrated and outcome-oriented solutions that we believe can help you stay the course. For example, UBS Dynamic Alpha Fund seeks to provide investors with a flexible strategy that offers less reliance on favorable market conditions. UBS Fixed Income Opportunities Fund looks to generate returns via a strategy that has low correlation to the broader equity and fixed income markets. And, in April, with the launch of UBS Multi-Asset Income Fund, we expanded our product line to address our shareholders' increasingly important income needs in a risk-managed manner. The underpinning to all of these investment solutions remains the experience that we have accumulated over 30 years of global investing. We're taking this experience and channeling it into solutions that we believe have the potential to well-position our clients for their investment futures.

The market is challenging investors right now, and their fortitude for staying invested for the long-term is being tested. I firmly believe, however, that by avoiding some of the mistakes that investors tend to make during times of uncertainty, and by maintaining a diversified portfolio that includes fixed income, equities and alternative-type investment solutions, investors may find their fortitude renewed.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for these funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

The markets in review

Global economic growth moderated

While the overall US economy continued to grow, the pace of the expansion decelerated during the reporting period. Looking back, the Commerce Department reported 2.5% gross domestic product ("GDP") growth in the US for the second quarter of 2011, followed by figures of 1.3% and 4.1% over the third and fourth quarters, respectively. GDP growth in the US then slowed to 2.0% and 1.5%1 in the first and second quarters of 2012.

On several occasions, the Federal Reserve Board (the "Fed"), acknowledging economic growth had been considerably slower than it expected, declared it would keep the extremely low federal funds rate of between 0.00% and 0.25% on hold until at least through mid-2013. Additionally, in an attempt to stimulate the economy and keep longer term interest rates low, the Fed announced its plan to purchase $400 billion of longer term Treasury securities, and to sell an equal amount of shorter term Treasury securities by June 2012 (dubbed "Operation Twist"). At its meeting in June, the Fed extended Operation Twist until the end of 2012. The Fed also left the door open to a third round of quantitative easing, saying it was "prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability."

Economic growth in developed countries outside the US generally weakened and, in some cases, moved into negative territory, during the reporting period. The fallout from the ongoing sovereign debt crisis negatively impacted growth in Europe. Several countries, including the UK, fell back into a recession as they experienced two consecutive quarters of negative GDP growth. Elsewhere, while growth rates in numerous developing countries continued to surpass growth rates in developed countries, in many cases they expanded at a less robust pace during the reporting period.

Global equities produced mixed results

The global equity markets experienced periods of heightened volatility during the fiscal year. During the first three months of the reporting period, the US equity market fell sharply due to concerns of a double-dip recession and the ongoing European sovereign debt crisis. The US equity market then rallied over much of the next six months, given signs that the US economy was gaining some momentum and generally solid corporate profits. However, after being largely flat in April, the US market declined in May. This reversal in investor sentiment was triggered by both an escalation of the European sovereign debt crisis and indications that the US economy had hit a soft patch. Stocks rallied in June due to some signs of progress in the European crisis and expectations for additional policy accommodation by the Fed. The US stock market, as measured by the S&P 500 Index,2 returned 5.45% during the 12 months ended June 30, 2012.

1  Based on the Commerce Department's most recent estimate announced on July 27, 2012, after the Funds' fiscal period had ended.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

Both international developed and emerging markets equities were extremely weak during the first three months of the reporting period. Investor sentiment for international equities was negative, given the lack of progress from European policymakers to address the sovereign debt crisis. Although stock prices moved higher over the next six months, the overhang from the situation in Europe resulted in a more muted rally than in the US. Volatility continued during the last three months of the review period, as international equities posted a double-digit decline in May. In addition to fears of contagion from the European sovereign debt crisis, global growth moderated and there were concerns about whether the Chinese government could orchestrate a soft landing for its economy. A portion of May's losses were then erased as stock prices moved higher in June. All told, international developed equities, as measured by the MSCI EAFE Index (net),3 fell 13.83% during the 12 months ended June 30, 2012. Elsewhere, emerging markets equities, as measured by the MSCI Emerging Markets Index (net),4 declined 15.95%.

3  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Global Equity Fund

Portfolio performance

For the 12 months ended June 30, 2012, Class A shares of UBS Global Equity Fund (the "Fund") declined 7.32% (Class A shares declined 12.44% after the deduction of the maximum sales charge), while Class Y shares declined 7.15%. The Fund's benchmark, the MSCI World Free Index (net) (the "Index"), declined 4.98% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 6; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a negative absolute return and underperformed its benchmark Index during the reporting period, primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  Sector allocation decisions positively contributed to relative performance in a number of areas. The Fund's sector allocations are a byproduct of our bottom-up stock selection process. During the reporting period, an overweight to information technology and underweights to materials and energy were beneficial to the Fund's relative performance.

•  Several individual stocks were positive for performance during the period.

  – Apple Inc. generated very strong results, as demand for enhanced models of the iPhone and iPad continued to exceed expectations. The company's margins also held up well despite increased competition. Apple's penetration into emerging market countries, especially China, has been strong and has helped bolster its performance.

  – Hollysys Automation Technologies Co. is a leading provider of automation and control technologies. One of its product lines includes advanced railway electronic and signaling systems. The company's results exceeded expectations during the reporting period, as it won a number of new contracts in China and elsewhere in Asia.

  – Colgate Palmolive Co. is a leading consumer products company. Its shares moved higher as investors were drawn to more defensive companies given periods of heightened risk aversion during the reporting period. (For additional details, see "Portfolio Highlights.")

  – Samsung Electronics Co. is a global electronics manufacturer. The company's smartphone and flat screen television sales have been strong and Samsung's tablet device is the second best-selling tablet product behind Apple's iPad. The company has also done a good job managing its expenses.

What didn't work

•  Overall, individual stock selection had a negative impact on performance.

  – Carrefour, a French retailer that also has extensive real estate holdings in the country, saw its shares fall sharply during the reporting period. (For additional details, see "Portfolio Highlights.")

  – Petrominerales Ltd. is a Latin America-based oil and gas exploration and production company. Its shares detracted from performance, as it suffered poor drilling results. However, toward the end of June it experienced improvement in drilling operations. We believe the stock will see improved performance as the year progresses.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS Global Equity Fund

  – Lloyds Banking Group, a UK-based British financial institution, performed poorly as it faced a number of issues and posted weak earnings results. (For additional details, see "Portfolio highlights.")

  – Citigroup Inc., a US-based multinational financial services company, generated weak results during the reporting period, as the company continued to experience issues with its legacy assets (largely mortgage-related holdings from 2007-2008). As a result, Citigroup had to adjust the prices of these assets, and write-off more assets, than previously estimated. Despite these headwinds, the company's core business remains solid, in our view, and it is making inroads in emerging market countries.

•  Sector allocations in several areas detracted from results. During the reporting period, an overweight to financials, an underweight to consumer discretionary and an overweight to consumer staples were negatives for the Fund's relative performance.

Portfolio highlights

•  Colgate-Palmolive is a global leader in oral care. The company also holds a large share of the personal care and household products market in the US, and is the third largest pet food manufacturer in the world. Within developed markets, its oral care business benefits from both low penetration from private labels and room for growth in emerging market countries. We feel Colgate's management is capable and focused, and the company has consistently improved its return on capital through product innovation, cost improvement and working capital control.

•  Imperial Tobacco is a well-managed, global tobacco products manufacturer. It has leading positions in key tobacco profit pools, such as the UK, Germany, Spain and Russia. While it competes primarily in the value and mid-price ranges, it has been successfully growing Davidoff as a global premium brand. The company is renowned for its ability to optimize costs and extract value from acquisitions, skills that historically have earned it the right to participate in a number of deals that have consolidated the industry to about four global players. While the company is currently dealing with several difficult country markets (i.e. Spain, Russia and the US) and is facing rising government regulation and taxation, it is successfully adjusting its prices to maintain or gain market share. Furthermore, the company is reducing operating costs to maintain or expand profit margins.

•  Carrefour is the second largest retailer in the world by sales and the leading retailer in France. It detracted from performance after reporting weak first quarter 2012 sales in its European markets. The arrival of a new Chief Executive Officer also caused investors to worry about a possible profit warning in the coming months. Given the near-term uncertainties, investors appear to be reluctant to assume there will be a significant improvement in the company's performance this year or in the near future. However, we retain high conviction in Carrefour, believing it to be extremely undervalued.

•  UK-based Lloyds Banking Group detracted from results during the reporting period. While a great deal of bad news has already been reflected in its share price, we made the decision to sell our position in the company. Conditions in the UK commercial property market, where Lloyds Banking Group has a substantial book of relatively poor quality properties, have worsened significantly with the increasing risk of a sharp recession in Europe. We believe this is likely to materially reduce the company's ability to generate capital from this source, and leave its capital ratios thin. We consider Lloyds to be a 'value-trap' and, therefore, sold the position to protect the portfolio from further underperformance.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Global Equity Fund

Average annual total returns for periods ended 06/30/12 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(7.32)%	(3.03)%	4.11%
Class C2	(7.98)	(3.76)	3.33
Class Y3	(7.15)	(2.72)	4.44
After deducting maximum sales charge
Class A1	(12.44)%	(4.12)%	3.51%
Class C2	(8.90)	(3.76)	3.33
MSCI World Free Index (net)[4]	(4.98)%	(2.96)%	5.18%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—1.53% and 1.50%; Class C—2.32% and 2.25%; Class Y—1.15% and 1.15%. Net expenses reflect fee waivers and/or expense reimbursements/recoupments, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2012, do not exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2011, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS Global Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Global Equity Fund Class A and Class Y shares versus the MSCI World Free Index (net) over the 10 years ended June 30, 2012. The performance of Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS Global Equity Fund

Top ten equity holdings (unaudited)

As of June 30, 2012

Percentage of net assets
Apple, Inc.	2.8%
Colgate-Palmolive Co.	2.4
Microsoft Corp.	2.4
BP PLC	2.1
HSBC Holdings PLC	2.1
Abbott Laboratories	2.0
Wells Fargo & Co.	2.0
Nestle SA	1.9
Oracle Corp.	1.9
Heineken NV	1.9
Total	21.5%

Country exposure by issuer, top five (unaudited)

As of June 30, 2012

Percentage of net assets
United States	36.1%
United Kingdom	11.3
Japan	10.0
China	5.9
Canada	4.6
Total	67.9%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2012

Common stocks
Airlines	1.10%
Auto components	1.02
Automobiles	1.45
Beverages	1.86
Biotechnology	0.81
Building products	1.10
Capital markets	2.59
Chemicals	2.89
Commercial banks	11.07
Commercial services & supplies	1.27
Computers & peripherals	2.83
Construction & engineering	1.34
Diversified consumer services	1.15
Diversified financial services	2.30
Diversified telecommunication services	1.18
Electric utilities	1.03
Electrical equipment	0.98
Electronic equipment, instruments & components	2.35
Food & staples retailing	1.62
Food products	3.05
Gas utilities	1.22
Health care equipment & supplies	1.94
Health care providers & services	5.28
Hotels, restaurants & leisure	1.09
Household products	2.43
Insurance	3.51
Internet software & services	2.68
IT services	1.61
Leisure equipment & products	1.03
Machinery	4.25
Media	1.55
Metals & mining	2.38
Multi-utilities	0.83
Oil, gas & consumable fuels	8.44
Personal products	1.26
Pharmaceuticals	3.50
Real estate investment trust (REIT)	0.80
Semiconductors & semiconductor equipment	2.21
Software	4.27
Tobacco	1.80
Trading companies & distributors	0.79
Wireless telecommunication services	2.29
Total common stocks	98.15%
Short-term investment	0.56
Investment of cash collateral from securities loaned	4.86
Total investments	103.57%
Liabilities, in excess of cash and other assets	(3.57)
Net assets	100.00%

UBS Global Equity Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks: 98.15%
Australia: 0.80%
Westfield Group	72,046	$701,922
Canada: 4.57%
Canadian Oil Sands Ltd.	35,700	691,488
Petrobank Energy & Resources Ltd.*	62,000	658,305
Petrominerales Ltd.[1]	48,100	543,316
Shamaran Petroleum Corp.*[1]	1,297,500	216,653
Suncor Energy, Inc.	32,400	936,898
Westjet Airlines Ltd.	61,500	963,486
Total Canada common stocks		4,010,146
China: 5.91%
AIA Group Ltd.	314,055	1,082,845
China Construction Bank Corp., H Shares	1,739,450	1,199,306
China Mobile Ltd.	88,500	972,660
Hollysys Automation Technologies Ltd.*[1]	84,000	715,680
Ping An Insurance Group Co. of China Ltd., H Shares	151,000	1,218,521
Total China common stocks		5,189,012
Denmark: 0.58%
FLSmidth & Co. A/S	9,315	510,791
France: 2.60%
Carrefour SA1	76,706	1,417,365
Schneider Electric SA	15,471	862,025
Total France common stocks		2,279,390
Germany: 3.66%
Beiersdorf AG NPV[1]	17,107	1,109,954
Deutsche Bank AG	19,483	708,077
E.ON AG	41,971	904,074
Infineon Technologies AG	72,781	493,488
Total Germany common stocks		3,215,593
Ireland: 3.24%
Accenture PLC, Class A	12,500	751,125
Covidien PLC	18,004	963,214
Ingersoll-Rand PLC	26,700	1,126,206
Total Ireland common stocks		2,840,545
Italy: 2.15%
Azimut Holding SpA	77,226	795,478
Fiat Industrial SpA	111,121	1,095,033
Total Italy common stocks		1,890,511

	Shares	Value
Japan: 9.96%
Benesse Holdings, Inc.	22,600	$1,010,400
Bridgestone Corp.[1]	39,100	896,866
ITOCHU Corp.	66,000	692,582
Mitsubishi UFJ Financial Group, Inc.	286,400	1,370,651
Sankyo Co., Ltd.	18,400	897,740
Shin-Etsu Chemical Co., Ltd.	12,000	660,199
THK Co., Ltd.	45,600	863,769
Tokyo Gas Co., Ltd.	210,000	1,072,484
Toyota Motor Corp.	31,600	1,273,656
Total Japan common stocks		8,738,347
Netherlands: 4.00%
Heineken NV	31,308	1,635,366
Koninklijke DSM NV	13,154	648,984
LyondellBasell Industries NV, Class A	30,425	1,225,215
Total Netherlands common stocks		3,509,565
Norway: 1.18%
Telenor ASA	61,875	1,031,923
Russia: 1.59%
Gazprom OAO ADR	72,825	689,370
Sberbank of Russia[2]	259,879	702,433
Total Russia common stocks		1,391,803
South Africa: 1.55%
Naspers Ltd., Class N	25,459	1,361,455
South Korea: 1.74%
Samsung Electronics Co., Ltd.	861	912,852
Shinhan Financial Group Co., Ltd.	17,720	616,741
Total South Korea common stocks		1,529,593
Spain: 0.76%
Obrascon Huarte Lain SA	32,405	670,793
Sweden: 0.20%
Lundin Petroleum AB*	9,500	178,220
Switzerland: 3.37%
Nestle SA	28,083	1,675,191
Novartis AG	23,053	1,285,895
Total Switzerland common stocks		2,961,086
Taiwan: 1.54%
HON HAI Precision Industry Co., Ltd.	447,024	1,347,934
Thailand: 1.43%
Kasikornbank PCL	239,500	1,251,066

UBS Global Equity Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks—(Concluded)
United Kingdom: 11.26%
Aberdeen Asset Management PLC	190,167	$774,476
Admiral Group PLC	41,813	782,066
BP PLC	271,027	1,815,924
HSBC Holdings PLC	205,360	1,810,749
Imperial Tobacco Group PLC	41,004	1,577,713
Rio Tinto PLC	24,135	1,152,670
Vodafone Group PLC	368,052	1,034,091
Xstrata PLC	74,078	935,014
Total United Kingdom common stocks		9,882,703
United States: 36.06%
Abbott Laboratories	27,800	1,792,266
Apple, Inc.*	4,260	2,487,840
Atmel Corp.*	79,600	533,320
Citigroup, Inc.	34,443	944,083
Colgate-Palmolive Co.	20,450	2,128,845
Facebook, Inc., Class A*[1]	27,004	840,364
Gilead Sciences, Inc.*	13,800	707,664
Google, Inc., Class A*	2,600	1,508,182
Herman Miller, Inc.	60,200	1,114,904
Hess Corp.	20,000	869,000
Hormel Foods Corp.	33,000	1,003,860
JPMorgan Chase & Co.	29,900	1,068,327
McKesson Corp.	11,200	1,050,000
MDU Resources Group, Inc.	33,900	732,579
Microsoft Corp.	68,700	2,101,533
Occidental Petroleum Corp.	9,400	806,238
Oracle Corp.	55,500	1,648,350
Owens Corning*	33,800	964,652

	Shares	Value
PNC Financial Services Group, Inc.	17,300	$1,057,203
Royal Caribbean Cruises Ltd.	36,800	957,904
St. Jude Medical, Inc.	18,500	738,335
Timken Co.	14,100	645,639
UnitedHealth Group, Inc.	26,200	1,532,700
Universal Health Services, Inc., Class B	15,600	673,296
VeriFone Systems, Inc.*	19,800	655,182
WellPoint, Inc.	21,500	1,371,485
Wells Fargo & Co.	51,200	1,712,128
Total United States common stocks		31,645,879
Total common stocks (cost $86,755,016)		86,138,277
Short-term investment: 0.56%
Investment company: 0.56%
UBS Cash Management Prime Relationship Fund[3] (cost $491,601)	491,601	491,601
Investment of cash collateral from securities loaned: 4.86%
UBS Private Money Market Fund LLC[3] (cost $4,262,492)	4,262,492	4,262,492
Total investments: 103.57% (cost $91,509,109)		90,892,370
Liabilities, in excess of cash and other assets: (3.57)%		(3,130,390)
Net assets: 100.00%		$87,761,980

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $91,647,286; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$7,626,574
Gross unrealized depreciation	(8,381,490)
Net unrealized depreciation of investments	$(754,916)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 79. Portfolio footnotes begin on page 11.

UBS Global Equity Fund

Portfolio of investments

June 30, 2012

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	CAD	800,000	USD	778,063	09/19/12	$(6,317)
JPMCB	CNY	16,090,000	USD	2,525,308	09/19/12	598
JPMCB	EUR	1,965,000	USD	2,466,645	09/19/12	(21,978)
JPMCB	GBP	1,005,000	USD	1,564,500	09/19/12	(9,147)
JPMCB	HKD	4,900,000	USD	631,863	09/19/12	82
JPMCB	JPY	77,700,000	USD	976,593	09/19/12	3,482
JPMCB	KRW	1,612,000,000	USD	1,373,575	09/19/12	(26,523)
JPMCB	NOK	5,270,000	USD	874,718	09/19/12	(8,596)
JPMCB	THB	31,630,000	USD	995,643	09/19/12	4,642
JPMCB	TWD	36,800,000	USD	1,232,005	09/19/12	(363)
JPMCB	USD	347,839	CAD	355,000	09/19/12	229
JPMCB	USD	2,550,423	MXN	35,940,000	09/19/12	123,172
JPMCB	USD	2,040,389	SEK	14,430,000	09/19/12	39,647
JPMCB	USD	1,462,212	SGD	1,870,000	09/19/12	14,155
JPMCB	ZAR	9,440,000	USD	1,109,474	09/19/12	(31,803)
Net unrealized appreciation on forward foreign currency contracts						$81,280

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$40,437,466	$45,700,811	$—	$86,138,277
Short-term investment	—	491,601	—	491,601
Investment of cash collateral from securities loaned	—	4,262,492	—	4,262,492
Forward foreign currency contracts, net	—	81,280	—	81,280
Total	$40,437,466	$50,536,184	$—	$90,973,650

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2012.

2  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2012, the value of this security amounted to $702,433 or 0.80% of net assets.

3  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/11	Purchases during the year ended 06/30/12	Sales during the year ended 06/30/12	Value 06/30/12	Net income earned from affiliate for the year ended 06/30/12
UBS Cash Management Prime Relationship Fund	$71,213	$31,210,120	$30,789,732	$491,601	$1,043
UBS Private Money Market Fund LLC[a]	3,462,365	51,313,264	50,513,137	4,262,492	812
	$3,533,578	$82,523,384	$81,302,869	$4,754,093	$1,855

a  The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS International Equity Fund

Portfolio performance

For the 12 months ended June 30, 2012, Class A shares of UBS International Equity Fund (the "Fund") declined 15.99% (Class A shares declined 20.63% after the deduction of the maximum sales charge), while Class Y shares declined 15.88%. The Fund's benchmark, the MSCI World Free ex USA Index (net) (the "Index"), declined 14.13% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 14; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund posted a negative absolute return and underperformed its benchmark Index during the reporting period, primarily due to stock selection.

Portfolio performance summary1

What worked

•  Sector allocation decisions positively contributed to relative performance in a number of areas. The Fund's overall sector allocations are a byproduct of our bottom-up stock selection process. During the reporting period, having underweights to financials and utilities and an overweight to consumer discretionary were beneficial to the Fund's relative performance.

•  Several individual stocks contributed to performance during the period.

  – Samsung Electronics Co. is a global electronics manufacturer. The company's smartphone and flat screen television sales have been strong, and Samsung's tablet device is the second best-selling tablet product behind Apple's iPad. In addition, the company has also done a good job in terms of managing its expenses.

  – Mellanox Technologies, an Israeli company that supplies interconnect products essential for cloud computing, was a top contributor to the Fund's performance during the reporting period. (For additional details, see "Portfolio Highlights.")

  – Kasikornbank, a leading bank located in Thailand, was a large contributor to performance. Its shares moved sharply higher as the company reported strong earnings growth, increasing loan demand and improved cost management. Kasikornbank has also been a beneficiary of government-led infrastructure programs following the country's devastating floods in late 2011.

  – Global tobacco products manufacturer Imperial Tobacco performed well and enhanced the Fund's results during the reporting period. (For additional details, see "Portfolio Highlights.")

What didn't work

•  Overall, individual stock selection had a negative impact on performance.

  – Petrominerales Ltd. is a Latin America-based oil and gas exploration and production company. Its shares detracted from performance, as it suffered poor drilling results. However, toward the end of June it experienced improvement in drilling operations. We believe the stock will see improved performance as the year progresses.

  – Carrefour is a French retailer that also has extensive real estate holdings in the country. Its shares fell sharply during the reporting period and it was a significant detractor from performance. (For additional details, see "Portfolio Highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS International Equity Fund

  – BNP Paribas is a French bank with substantial exposure to sovereign debt risk in Europe. Investor sentiment for the company was weak, given the ongoing European sovereign debt crisis and expectations that BNP Paribas may need to adjust the value of its assets. There were also concerns that the company would have to write-off more assets than previously estimated, and that BNP Paribas would have to take further actions to recapitalize its balance sheet.

  – Xstrata Plc. is one of the world's largest global diversified mining businesses, headquartered in Switzerland. While we continue to feel the company is well- positioned, moderating economic growth in China, its most important customer, has led to reduced earnings expectations for the company.

•  Sector allocations in several areas detracted from results. During the reporting period, underweights to consumer staples and health care and an overweight to information technology were negative for the Fund's relative performance.

Portfolio highlights

•  Mellanox Technologies Ltd. designs and manufactures end-to-end InfiniBan and Ethernet connectivity solutions and services for servers and storage, both of which are key products used in cloud computing. The company reported first quarter 2012 results that exceeded estimates, and it provided a second quarter forecast that was much stronger than expected. The shares continued to perform strongly throughout the second quarter as it announced the signing of several new contracts.

•  Imperial Tobacco is a well-managed, global tobacco products manufacturer. It has leading positions in key tobacco profit pools, such as the UK, Germany, Spain and Russia. While it competes primarily in the value and mid-price ranges, it has been successfully growing Davidoff as a global premium brand. The company is renowned for its ability to optimize costs and extract value from acquisitions, skills that historically have earned it the right to participate in a number of deals that have consolidated the industry to about four global players. While the company is currently dealing with several difficult country markets (i.e. Spain, Russia and the US) and is facing rising government regulation and taxation, it is successfully adjusting its prices to maintain or gain market share. Furthermore, the company is reducing operating costs to maintain or expand profit margins.

•  Carrefour is the second largest retailer in the world by sales and the leading retailer in France. It detracted from performance after reporting weak first quarter 2012 sales in its European markets. The arrival of a new Chief Executive Officer also caused investors to worry about a possible profit warning in the coming months. Given the near-term uncertainties, investors appear to be reluctant to assume there will be a significant improvement in the company's performance this year or in the near future. However, we retain high conviction in Carrefour, believing it to be extremely undervalued.

•  ArcelorMittal, headquartered in Luxembourg, is one of the world's largest steelmakers. Its shares suffered due to signs of decelerating global growth and falling steel prices. Investor sentiment for the stock was also challenged, given concerns over whether the Chinese government could orchestrate a soft landing for its economy.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS International Equity Fund

Average annual total returns for periods ended 06/30/12 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(15.99)%	(5.91)%	3.59%
Class C2	(16.59)	(6.61)	2.79
Class Y3	(15.88)	(5.69)	3.80
After deducting maximum sales charge
Class A1	(20.63)%	(6.98)%	3.00%
Class C2	(17.42)	(6.61)	2.79
MSCI World Free ex USA Index (net)[4]	(14.13)%	(5.67)%	5.57%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—2.04% and 1.25%; Class C—2.82% and 2.00%; Class Y—1.78% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% for Class A shares, 2.00% for Class C shares and 1.00% for Class Y shares.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. As of May 2011, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS International Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS International Equity Fund Class A and Class Y shares versus the MSCI World Free ex USA Index (net) over the 10 years ended June 30, 2012. The performance of Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS International Equity Fund

Top ten equity holdings (unaudited)

As of June 30, 2012

Percentage of net assets
Nestle SA	2.4%
Novartis AG	2.3
HSBC Holdings PLC	2.0
Vodafone Group PLC	1.9
BP PLC	1.7
Rio Tinto PLC	1.6
Samsung Electronics Co., Ltd.	1.6
Imperial Tobacco Group PLC	1.4
Toyota Motor Corp.	1.3
Mitsubishi UFJ Financial Group, Inc.	1.3
Total	17.5%

Country exposure by issuer, top five (unaudited)

As of June 30, 2012

Percentage of net assets
United Kingdom	18.5%
Japan	17.1
Germany	8.8
Switzerland	6.0
China	5.1
Total	55.5%

UBS International Equity Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2012

Common stocks
Aerospace & defense	0.30%
Airlines	0.93
Auto components	1.33
Automobiles	3.04
Beverages	1.97
Building products	0.45
Capital markets	1.55
Chemicals	4.16
Commercial banks	12.19
Commercial services & supplies	0.59
Communications equipment	0.00[1]
Computers & peripherals	0.30
Construction & engineering	1.01
Construction materials	0.77
Consumer finance	0.16
Diversified financial services	1.17
Diversified telecommunication services	1.55
Electric utilities	1.75
Electrical equipment	0.64
Electronic equipment, instruments & components	1.42
Energy equipment & services	0.88
Food & staples retailing	1.59
Food products	3.38
Gas utilities	0.88
Health care equipment & supplies	0.29
Health care providers & services	1.02
Hotels, restaurants & leisure	0.83
Household durables	0.51
Household products	0.31
Industrial conglomerates	0.48
Insurance	4.59
Internet & catalog retail	0.41
Internet software & services	0.67
Leisure equipment & products	0.79
Life sciences tools & services	0.32
Machinery	4.01
Media	1.44
Metals & mining	4.79%
Multiline retail	0.74
Office electronics	0.29
Oil, gas & consumable fuels	7.87
Personal products	0.85
Pharmaceuticals	4.86
Real estate investment trust (REIT)	0.98
Real estate management & development	0.79
Semiconductors & semiconductor equipment	3.97
Software	1.52
Specialty retail	0.99
Textiles, apparel & luxury goods	1.18
Tobacco	2.28
Trading companies & distributors	1.92
Wireless telecommunication services	4.28
Total common stocks	94.99%
Preferred stock	0.52
Short-term investment	1.69
Investment of cash collateral from securities loaned	4.06
Total investments	101.26%
Liabilities, in excess of cash and other assets	(1.26)
Net assets	100.00%

1  Amount represents less than 0.005%.

UBS International Equity Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks: 94.99%
Australia: 3.84%
Australia & New Zealand Banking Group Ltd.	2,095	$47,559
BHP Billiton Ltd.	1,518	49,481
Boart Longyear Ltd.	21,093	62,916
Commonwealth Bank of Australia	1,301	71,199
Fortescue Metals Group Ltd.[1]	5,725	29,259
Incitec Pivot Ltd.	22,592	66,599
National Australia Bank Ltd.	3,161	76,766
Orica Ltd.	6,650	169,263
Westfield Group	11,458	111,632
Westpac Banking Corp.	2,488	54,125
Total Australia common stocks		738,799
Belgium: 0.81%
Anheuser-Busch InBev NV	1,214	94,380
Telenet Group Holding NV*	1,413	61,722
Total Belgium common stocks		156,102
Brazil: 0.65%
Vale SA ADR	6,300	125,055
Canada: 4.24%
Bombardier, Inc., Class B	14,400	56,859
Canadian Oil Sands Ltd.	5,100	98,784
Dollarama, Inc.	1,200	72,111
Major Drilling Group International	2,300	26,590
Petrobank Energy & Resources Ltd.*	8,000	84,942
Petrominerales Ltd.[1]	6,100	68,903
Royal Bank of Canada	3,500	179,314
Suncor Energy, Inc.	6,800	196,633
Teck Resources Ltd., Class B	700	21,679
Trican Well Service Ltd.[1]	800	9,233
Total Canada common stocks		815,048
China: 5.08%
AIA Group Ltd.	43,838	151,151
Baidu, Inc. ADR*	600	68,988
China Construction Bank Corp., H Shares	301,280	207,725
China Merchants Bank Co., Ltd., H Shares	46,759	88,316
China Mobile Ltd.	14,000	153,867
New World Development Co., Ltd.	100,000	118,059
Ping An Insurance Group Co. of China Ltd., H Shares	20,500	165,428
Prince Frog International Holdings Ltd.*	43,000	15,485
Shougang Fushan Resources Group Ltd.	30,000	7,798
Total China common stocks		976,817

	Shares	Value
Denmark: 1.80%
FLSmidth & Co. A/S	2,391	$131,111
Novo Nordisk A/S, Class B	1,489	215,415
Total Denmark common stocks		346,526
Finland: 0.95%
Sampo Oyj, Class A	7,067	183,704
France: 2.85%
BNP Paribas SA1	2,102	81,145
Carrefour SA1	10,304	190,396
Schneider Electric SA	2,207	122,971
Technip SA	424	44,247
Total SA	1,703	76,855
Valeo SA1	799	33,106
Total France common stocks		548,720
Germany: 8.33%
Allianz SE	250	25,139
Beiersdorf AG NPV	2,286	148,323
Deutsche Bank AG	4,909	178,409
Dialog Semiconductor PLC*	5,450	98,916
E.ON AG	7,343	158,172
Fresenius Medical Care AG & Co. KGaA	2,680	189,695
Fresenius SE & Co KGaA	52	5,392
GEA Group AG	1,748	46,414
Gerresheimer AG*	1,312	61,790
HeidelbergCement AG	3,071	147,427
Hugo Boss AG	453	44,807
Infineon Technologies AG	16,742	113,518
Kabel Deutschland Holding AG*	1,506	93,722
Lanxess AG	1,101	69,450
MAN SE	934	95,456
SAP AG	2,130	125,784
Total Germany common stocks		1,602,414
Hong Kong: 0.65%
Cheung Kong Infrastructure Holdings Ltd.	6,000	36,144
Shangri-La Asia Ltd.	28,000	53,701
Sun Hung Kai Properties Ltd.	3,000	35,599
Total Hong Kong common stocks		125,444
Indonesia: 1.15%
Astra International Tbk PT	200,000	146,245
Bank Rakyat Indonesia PT	110,500	75,624
Total Indonesia common stocks		221,869
Ireland: 0.49%
Ryanair Holdings PLC ADR*	3,100	94,240

UBS International Equity Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks—(Continued)
Israel: 1.77%
Mellanox Technologies Ltd.*	2,900	$205,436
Teva Pharmaceutical Industries Ltd.	3,435	135,394
Total Israel common stocks		340,830
Italy: 1.59%
Fiat Industrial SpA	18,910	186,347
Saipem SpA	1,889	84,128
Tod's SpA	358	35,962
Total Italy common stocks		306,437
Japan: 17.12%
Asahi Glass Co., Ltd.[1]	13,000	87,502
Bridgestone Corp.[1]	7,000	160,564
Canon, Inc.[1]	1,400	56,060
Cosmos Pharmaceutical Corp.	600	39,815
Credit Saison Co., Ltd.	1,400	31,067
Denki Kagaku Kogyo KK	17,000	59,334
Don Quijote Co., Ltd.[1]	2,000	68,806
FANUC Corp.	1,500	246,446
Isuzu Motors Ltd.	14,000	74,848
ITOCHU Corp.	21,400	224,564
Japan Petroleum Exploration Co.	2,700	102,802
KDDI Corp.	19	122,557
Komatsu Ltd.	1,000	23,968
Mitsubishi Corp.	7,100	143,375
Mitsubishi UFJ Financial Group, Inc.	51,800	247,904
Murata Manufacturing Co., Ltd.	1,100	57,704
Nissan Motor Co., Ltd.	12,000	113,648
NTT DOCOMO, Inc.	21	34,948
ORIX Corp.	1,550	144,271
Rakuten, Inc.	7,600	78,704
Sankyo Co., Ltd.	3,100	151,250
Seven & I Holdings Co., Ltd.	2,500	75,328
Shin-Etsu Chemical Co., Ltd.	3,200	176,053
Square Enix Holdings Co., Ltd.	2,200	34,690
THK Co., Ltd.	5,700	107,971
Tokio Marine Holdings, Inc.	7,300	183,550
Tokyo Electron Ltd.	600	28,060
Tokyo Gas Co., Ltd.	33,000	168,533
Toyota Motor Corp.	6,200	249,895
Total Japan common stocks		3,294,217
Luxembourg: 0.50%
ArcelorMittal	6,268	96,829
Macau: 0.55%
Sands China Ltd.	33,200	106,351
Malaysia: 0.51%
Petronas Chemicals Group Bhd	48,200	98,563

	Shares	Value
Netherlands: 2.74%
ASML Holding NV	326	$16,612
Gemalto NV	797	57,317
Heineken NV	3,915	204,499
ING Groep NV CVA*	11,975	80,793
Koninklijke DSM NV	1,860	91,768
Unilever NV CVA	2,315	77,484
Total Netherlands common stocks		528,473
Norway: 1.31%
Subsea 7 SA	810	16,080
Telenor ASA	14,198	236,788
Veripos, Inc.*[2,3]	81	223
Total Norway common stocks		253,091
Russia: 2.28%
Gazprom OAO ADR	14,649	138,669
Mobile Telesystems OJSC ADR[1]	8,250	141,900
Sberbank of Russia Federation[2]	58,489	158,092
Total Russia common stocks		438,661
Singapore: 0.98%
Biosensors International Group Ltd.*	62,000	56,082
Golden Agri-Resources Ltd.	76,000	40,628
Keppel Corp. Ltd.	11,200	91,774
Total Singapore common stocks		188,484
South Africa: 1.46%
Naspers Ltd., Class N	3,424	183,103
Steinhoff International Holdings Ltd.*	32,128	97,207
Total South Africa common stocks		280,310
South Korea: 2.53%
Hyundai Mobis	259	62,697
Samsung Electronics Co., Ltd.	285	302,164
Shinhan Financial Group Co., Ltd.	3,510	122,165
Total South Korea common stocks		487,026
Spain: 1.30%
Banco Bilbao Vizcaya Argentaria SA1	1,796	12,945
Banco Santander SA	5,466	36,506
Inditex SA	1,241	128,356
Viscofan SA	1,659	71,439
Total Spain common stocks		249,246
Sweden: 2.01%
Lundin Petroleum AB*	1,600	30,016
Meda AB, Class A	7,601	72,551
Skandinaviska Enskilda Banken AB, Class A	10,647	69,402
Swedish Match AB	4,259	171,884

UBS International Equity Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks—(Concluded)
Sweden—(Concluded)
Trelleborg AB, Class B	713	$6,589
Volvo AB, Class B	3,122	35,765
Total Sweden common stocks		386,207
Switzerland: 6.04%
Cie Financiere Richemont SA, Class A	2,296	126,006
Credit Suisse Group AG*	2,957	54,021
GAM Holding AG*	5,939	66,118
Nestle SA	7,744	461,941
Novartis AG	7,752	432,406
Swatch Group AG	316	21,985
Total Switzerland common stocks		1,162,477
Taiwan: 1.12%
HON HAI Precision Industry Co., Ltd.	71,386	215,254
Thailand: 1.40%
Home Product Center PCL	158,600	62,921
Kasikornbank PCL	39,700	207,379
Total Thailand common stocks		270,300
Turkey: 0.44%
Turk Hava Yollari*	47,657	84,055
United Kingdom: 18.50%
Afren PLC*	12,064	19,637
Aggreko PLC	3,510	114,177
Anglo American PLC	1,468	48,165
Barclays PLC	41,472	106,160
BG Group PLC	6,038	123,585
BP PLC	47,712	319,678
Croda International PLC	2,018	71,653
Derwent London PLC	1,340	38,933
Diageo PLC	3,103	79,826
Great Portland Estates PLC	6,269	38,803
HSBC Holdings PLC	43,422	382,871
Imperial Tobacco Group PLC	6,931	266,684
Jardine Lloyd Thompson Group PLC	3,399	37,294

	Shares	Value
John Wood Group PLC	1,500	$16,171
Prudential PLC	11,880	137,646
Reckitt Benckiser Group PLC	1,145	60,389
Rio Tinto PLC	6,414	306,328
Royal Dutch Shell PLC, Class A	6,502	219,028
Sage Group PLC	30,545	132,721
Shire PLC	2,733	78,548
SSE PLC	6,534	142,453
Standard Chartered PLC	5,519	120,319
Telecity Group PLC*	4,718	59,401
Tullow Oil PLC	1,616	37,304
Vodafone Group PLC	131,445	369,312
Weir Group PLC[1]	926	22,334
Xstrata PLC	16,685	210,598
Total United Kingdom common stocks		3,560,018
Total common stocks (cost $18,133,638)		18,281,567
Preferred stock: 0.52%
Germany: 0.52%
Volkswagen AG, Preference shares (cost $109,493)	635	100,678
Short-term investment: 1.69%
Investment company: 1.69%
UBS Cash Management Prime Relationship Fund[4] (cost $325,319)	325,319	325,319
Investment of cash collateral from securities loaned: 4.06%
UBS Private Money Market Fund LLC[4] (cost $781,222)	781,222	781,222
Total investments: 101.26% (cost $19,349,672)		19,488,786
Liabilities, in excess of cash and other assets: (1.26)%		(243,273)
Net assets: 100.00%		$19,245,513

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $19,577,313; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,909,246
Gross unrealized depreciation	(1,997,773)
Net unrealized depreciation of investments	$(88,527)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 79. Portfolio footnotes begin on page 22.

UBS International Equity Fund

Portfolio of investments

June 30, 2012

Forward foreign currency contracts

Counterparty	Contracts to delive		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	AUD	125,000	USD	123,639	09/19/12	$(3,358)
JPMCB	BRL	140,000	USD	66,947	09/19/12	(1,755)
JPMCB	CNY	2,800,000	USD	439,457	09/19/12	104
JPMCB	EUR	405,000	USD	508,392	09/19/12	(4,530)
JPMCB	HKD	1,240,000	USD	159,900	09/19/12	21
JPMCB	JPY	8,900,000	USD	111,909	09/19/12	446
JPMCB	KRW	529,000,000	USD	450,758	09/19/12	(8,704)
JPMCB	MYR	458,000	USD	143,353	09/19/12	(181)
JPMCB	NOK	1,310,000	USD	217,435	09/19/12	(2,137)
JPMCB	SEK	400,000	USD	57,762	09/19/12	103
JPMCB	THB	7,880,000	USD	248,045	09/19/12	1,157
JPMCB	TWD	7,800,000	USD	261,132	09/19/12	(77)
JPMCB	USD	598,136	CAD	615,000	09/19/12	4,856
JPMCB	USD	104,699	CHF	100,000	09/19/12	876
JPMCB	USD	89,896	CHF	85,000	09/19/12	(158)
JPMCB	USD	568,201	GBP	365,000	09/19/12	3,322
JPMCB	USD	446,191	JPY	35,500,000	09/19/12	(1,591)
JPMCB	USD	451,327	MXN	6,360,000	09/19/12	21,797
JPMCB	USD	147,835	PLN	515,000	09/19/12	5,276
JPMCB	USD	346,428	SEK	2,450,000	09/19/12	6,732
JPMCB	USD	390,966	SGD	500,000	09/19/12	3,785
JPMCB	ZAR	2,140,000	USD	251,512	09/19/12	(7,210)
Net unrealized appreciation on forward foreign currency contracts						$18,774

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,450,666	$16,830,678	$223	$18,281,567
Preferred stock	—	100,678	—	100,678
Short-term investment	—	325,319	—	325,319
Investment of cash collateral from securities loaned	—	781,222	—	781,222
Forward foreign currency contracts, net	—	18,774	—	18,774
Total	$1,450,666	$18,056,671	$223	$19,507,560

UBS International Equity Fund

Portfolio of investments

June 30, 2012

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Common Stock	Total
Assets
Beginning balance	$—	$—
Purchases	—	—
Issuances	0	0
Sales	—	—
Settlements	—	—
Accrued discounts (premiums)	—	—
Total realized gain (loss)	—	—
Change in net unrealized appreciation/depreciation	223	223
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$223	$223

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2012 was $223.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2012.

2  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2012, the value of these securities amounted to $158,315 or 0.82% of net assets.

3  Security is illiquid. At June 30, 2012, the value of this security amounted to $223 or 0.00% of net assets.

4  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/11	Purchases during the year ended 06/30/12	Sales during the year ended 06/30/12	Value 06/30/12	Net income earned from affiliate for the year ended 06/30/12
UBS Cash Management Prime Relationship Fund	$379,602	$7,888,566	$7,942,849	$325,319	$673
UBS Private Money Market Fund LLC[a]	1,597,843	13,044,893	13,861,514	781,222	259
	$1,977,445	$20,933,459	$21,804,363	$1,106,541	$932

a  The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS Market Neutral Multi-Strategy Fund

Portfolio performance

For the 12 months ended June 30, 2012, Class A shares of UBS Market Neutral Multi-Strategy Fund (the "Fund") declined 2.73% (Class A shares declined 8.04% after the deduction of the maximum sales charge), while Class Y shares declined 2.51%. The Fund's benchmark, the Citigroup Three-Month US Treasury Bill Index (the "Index"), returned 0.04% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 25; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect fees and expenses.)

The Fund generated a negative return during the reporting period and lagged the Index. The Fund's underperformance was driven by the negative returns generated by the European fundamental and the global quantitative sleeves of the portfolio.

During the reporting period, the various sleeves in which the Fund invests used derivative instruments for efficient portfolio and risk management purposes. The use of these derivatives during the period was successful in helping the sleeves manage both their portfolios and risk. The Fund also successfully used currency forwards, a type of derivative instrument, to hedge its currency exposure.

Portfolio performance summary1

What worked

•  The US fundamental sleeve added the most value during the reporting period. The US fundamental sleeve performed well throughout most of the fiscal year. In the latter part of the reporting period, the Fund benefited from its positioning in the energy sector. With oil prices selling off significantly, we approximately hedged the strategy to the decline in commodity prices. This resulted in positive contributions from the sleeve's holdings in the energy and utilities sectors, whereas the materials sector was a drag on performance.

•  Overall, the event-driven sleeve modestly contributed to results during the reporting period. The event-driven sleeve seeks to identify and capitalize on specific events, such as changes in major global equity indices. The main positive contributors were the index events in the Standard & Poor's indices and in the FTSE All-Share Index. Events in the Topix and the MSCI World Index also benefited results. In contrast, events in the STOXX and Russell indices detracted from results.

•  Overall, our strategic allocation among the various sleeves was rewarded. During the reporting period, the allocations among all of the sleeves, except global quantitative, were similar. With a smaller allocation to the underperforming global quantitative sleeve, the strategic allocation among the sleeves, in aggregate, was beneficial for performance. At the end of the reporting period, the sleeve weightings were: US fundamental—28%; European fundamental—27%; event-driven—26%; and global quantitative—19%.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS Market Neutral Multi-Strategy Fund

What didn't work

•  The European fundamental sleeve was the largest detractor from performance during the reporting period. The ongoing European sovereign debt crisis and increased expectations for recession in Europe negatively impacted the sleeve during the early part of the reporting period. While the sleeve performed well in late 2011, this performance was offset in early 2012, when several of the sleeve's short positions detracted from results when the European equity market rallied.

•  The global quantitative sleeve detracted from performance during the reporting period. The global quantitative sleeve is based on our proprietary multi-factor model that captures key fundamental-driven investment themes: valuation, capital use, quality, growth and market behavior. Each factor is designed to have zero correlation to all other factors. In particular, the sleeve's overweights in the consumer discretionary and telecommunication services sectors detracted from performance. From a country perspective, an underweight in the UK and an overweight in Spain were negatives for results. In contrast, overweights to the information technology and materials sectors, and an underweight to the financials sector, added the most value. From a country perspective, the sleeve's underweight to the US and its overweight to Germany were the most positive for performance.

Special Fund Update

The Board of Trustees of The UBS Funds approved a name change and investment policy modifications to UBS Market Neutral Multi-Strategy Fund, which will go into effect on or about September 4, 2012. Specifically:

•  The Fund's name will change from UBS Market Neutral Multi-Strategy Fund to UBS Equity Long-Short Multi-Strategy Fund.

•  The Fund's investment objective will change to reflect that the Fund seeks to preserve and grow capital with low correlation to the equity markets.

•  The Fund's investment strategy will change to reflect its shift from a market neutral strategy to a multi-strategy that allows the Fund to vary net exposure to the equity markets.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for this fund can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS Market Neutral Multi-Strategy Fund

Average annual total returns for periods ended 06/30/12 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	(2.73)%	(2.86)%
Class C3	(3.58)	(3.59)
Class Y4	(2.51)	(2.61)
After deducting maximum sales charge
Class A2	(8.04)%	(5.56)%
Class C3	(4.54)	(3.59)
Citigroup Three-Month US Treasury Bill Index[5]	0.04%	0.09%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—5.30% and 4.17%; Class C—5.98% and 4.98%; Class Y—4.87% and 3.86%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2012, do not exceed 1.75% for Class A shares, 2.50% for Class C shares and 1.50% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all shares of UBS Market Neutral Multi-Strategy Fund and the index is June 30, 2010.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS Market Neutral Multi-Strategy Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Market Neutral Multi-Strategy Fund Class A and Class Y shares versus the Citigroup Three-Month US Treasury Bill Index from June 30, 2010, which is the inception date of the two classes, through June 30, 2012. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS Market Neutral Multi-Strategy Fund

Top ten equity holdings (unaudited)1

As of June 30, 2012

Percentage of net assets
Imperial Tobacco Group PLC	1.3%
Telenor ASA	1.2
Fresenius Medical Care AG & Co. KGaA	1.2
Sampo Oyj, Class A	1.0
UCB SA NPV	1.0
Linde AG	1.0
Novartis AG	1.0
Illinois Tool Works, Inc.	0.9
SSE PLC	0.9
NextEra Energy, Inc.	0.9
Total	10.4%

1  Only long positions are considered for top ten holdings.

UBS Market Neutral Multi-Strategy Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2012

Common stocks
Aerospace & defense	1.66%
Air freight & logistics	0.27
Airlines	0.24
Auto components	0.84
Automobiles	0.05
Beverages	1.14
Biotechnology	1.81
Building products	0.21
Capital markets	1.88
Chemicals	2.53
Commercial banks	1.90
Communications equipment	0.31
Computers & peripherals	1.25
Construction & engineering	1.47
Construction materials	0.10
Consumer finance	0.23
Containers & packaging	0.09
Distributors	0.21
Diversified consumer services	0.29
Diversified financial services	0.51
Diversified telecommunication services	2.68
Electric utilities	3.52
Electrical equipment	0.02
Electronic equipment, instruments & components	0.16
Energy equipment & services	1.54
Food & staples retailing	0.57
Food products	1.35
Gas utilities	0.86
Health care equipment & supplies	1.16
Health care providers & services	2.13
Hotels, restaurants & leisure	0.65
Household durables	0.35
Household products	0.42
Independent power producers & energy traders	0.24
Industrial conglomerates	0.30
Insurance	2.25
Internet & catalog retail	0.77
Internet software & services	0.23
IT services	1.10
Leisure equipment & products	0.21
Life sciences tools & services	0.83
Machinery	1.56
Marine	0.07
Media	1.97
Metals & mining	2.90
Multiline retail	0.86
Multi-utilities	2.01
Office electronics	0.16
Oil, gas & consumable fuels	3.19
Paper & forest products	0.13
Pharmaceuticals	3.58
Professional services	0.43
Real estate investment trust (REIT)	1.42
Real estate management & development	0.29
Road & rail	1.64%
Semiconductors & semiconductor equipment	2.36
Software	2.42
Specialty retail	1.85
Textiles, apparel & luxury goods	0.69
Thrifts & mortgage finance	0.17
Tobacco	1.51
Trading companies & distributors	0.11
Transportation infrastructure	0.16
Wireless telecommunication services	0.29
Total common stocks	68.10%
Preferred stock	0.20
Rights	0.00[1]
Short-term investment	53.67
Total investments before investments sold short	121.97%
Investments sold short
Common stocks
Aerospace & defense	(0.08)
Air freight & logistics	(0.61)
Airlines	(0.17)
Auto components	(0.18)
Automobiles	(0.33)
Beverages	(1.74)
Biotechnology	(0.96)
Building products	(1.21)
Capital markets	(1.14)
Chemicals	(2.68)
Commercial banks	(2.72)
Commercial services & supplies	(0.80)
Communications equipment	(1.00)
Computers & peripherals	(1.66)
Construction & engineering	(0.30)
Construction materials	(0.23)
Consumer finance	(0.34)
Distributors	(0.27)
Diversified consumer services	(0.14)
Diversified financial services	(0.43)
Diversified telecommunication services	(1.67)
Electric utilities	(2.40)
Electrical equipment	(0.77)
Energy equipment & services	(0.95)
Food & staples retailing	(0.88)
Food products	(2.13)
Gas utilities	(0.75)
Health care equipment & supplies	(2.47)
Health care providers & services	(0.91)
Hotels, restaurants & leisure	(1.23)
Household durables	(0.51)
Household products	(0.45)
Independent power producers & energy traders	(0.60)
Industrial conglomerates	(0.48)
Insurance	(3.12)

UBS Market Neutral Multi-Strategy Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2012

Investments sold short—(Concluded)
Common stocks—(Concluded)
Internet & catalog retail	(0.13)%
Internet software & services	(1.39)
IT services	(1.94)
Leisure equipment & products	(0.10)
Life sciences tools & services	(1.88)
Machinery	(2.12)
Marine	(0.23)
Media	(1.77)
Metals & mining	(2.95)
Multiline retail	(0.81)
Multi-utilities	(2.91)
Office electronics	(0.31)
Oil, gas & consumable fuels	(2.92)
Paper & forest products	(0.21)
Personal products	(0.22)
Pharmaceuticals	(3.89)
Professional services	(0.23)
Real estate investment trust (REIT)	(2.02)
Real estate management & development	(0.43)
Road & rail	(0.74)
Semiconductors & semiconductor equipment	(1.37)
Software	(2.41)
Specialty retail	(1.28)
Textiles, apparel & luxury goods	(0.14)
Thrifts & mortgage finance	(0.05)
Trading companies & distributors	(1.18)
Transportation infrastructure	(0.11)
Water utilities	(0.61)
Wireless telecommunication services	(0.05)
Total common stocks	(70.71)%
Preferred stock	(0.07)
Rights	(0.00)[1]
Warrants	(0.01)
Total investments sold short	(70.79)%
Total investments, net of investments sold short	51.18
Cash and other assets, less liabilities	48.82
Net assets	100.00%

1  Amount represents less than 0.005%.

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks: 68.10%
Australia: 0.49%
CSL Ltd.	532	$21,577
Echo Entertainment Group Ltd.	1,187	5,207
Fairfax Media Ltd.	17,510	10,025
OneSteel Ltd.	9,333	8,454
Suncorp Group Ltd.	2,089	17,434
Telstra Corp. Ltd.	5,784	21,918
Total Australia common stocks		84,615
Austria: 0.50%
Telekom Austria AG1	5,662	55,654
Voestalpine AG	1,202	31,869
Total Austria common stocks		87,523
Belgium: 1.57%
Delhaize Group SA	241	8,827
KBC Groep NV	470	9,978
Nyrstar NV*[1]	13,744	78,274
UCB SA NPV[1]	3,494	176,313
Total Belgium common stocks		273,392
Canada: 0.25%
Ensign Energy Services, Inc.	900	12,376
Precision Drilling Corp.*	1,300	8,849
Teck Resources Ltd., Class B	400	12,387
Trican Well Service Ltd.	800	9,233
Total Canada common stocks		42,845
China: 0.29%
Changsha Zoomlion Heavy Industry Science & Technology Development Co., Ltd., H Shares*	2,820	3,624
New World Development Co., Ltd.	12,000	14,167
NWS Holdings Ltd.	14,000	20,385
Yangzijiang Shipbuilding Holdings Ltd.	15,000	12,035
Total China common stocks		50,211
Denmark: 1.18%
Carlsberg A/S, Class B1	1,752	138,053
FLSmidth & Co. A/S1	429	23,524
H Lundbeck A/S	715	14,730
Novo Nordisk A/S, Class B	106	15,335
TDC A/S	2,008	13,958
Total Denmark common stocks		205,600
Finland: 1.22%
Orion Oyj, Class B	730	13,849
Sampo Oyj, Class A1	6,891	179,129
Wartsila Oyj	562	18,474
Total Finland common stocks		211,452

	Shares	Value
France: 3.84%
AXA SA	4,131	$55,290
BNP Paribas SA1	145	5,598
Bureau Veritas SA	118	10,489
Cap Gemini SA	701	25,842
Eiffage SA1	2,188	70,945
Electricite de France SA1	2,861	63,697
France Telecom SA1	10,231	134,636
Neopost SA	534	28,500
Total SA	320	14,441
Veolia Environnement SA1	8,340	105,536
Vinci SA1	3,014	141,065
Vivendi SA	680	12,642
Total France common stocks		668,681
Germany: 3.74%
Allianz SE1	767	77,126
Fresenius Medical Care AG & Co. KGaA[1]	2,893	204,771
Hamburger Hafen und Logistik AG	419	10,715
HeidelbergCement AG	370	17,762
Kabel Deutschland Holding AG*	288	17,923
Linde AG1	1,102	171,646
Salzgitter AG1	789	32,434
SAP AG1	1,677	99,033
Suedzucker AG	517	18,288
Total Germany common stocks		649,698
Greece: 0.07%
Hellenic Telecommunications Organization SA*	1,983	5,056
OPAP SA	1,190	7,489
Total Greece common stocks		12,545
Hong Kong: 0.22%
Hopewell Holdings Ltd.	6,000	17,164
Shangri-La Asia Ltd.	666	1,277
Swire Pacific Ltd., Class A	1,500	17,497
Swire Properties Ltd.	1,050	3,163
Total Hong Kong common stocks		39,101
Ireland: 0.76%
Accenture PLC, Class A1	300	18,027
Covidien PLC[1]	700	37,450
Experian PLC	1,448	20,455
Kerry Group PLC, Class A1	1,275	55,817
Total Ireland common stocks		131,749
Israel: 0.36%
Israel Corp., Ltd.	17	9,571
NICE Systems Ltd.*	496	18,107
Teva Pharmaceutical Industries Ltd. ADR	900	35,496
Total Israel common stocks		63,174

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks—(Continued)
Italy: 0.97%
Atlantia SpA	1,336	$17,063
Azimut Holding SpA[1]	10,444	107,580
Enel SpA	6,249	20,166
Fiat SpA*	1,663	8,415
Finmeccanica SpA*	1,483	5,997
Mediaset SpA	3,978	6,960
UniCredit SpA*	860	3,259
Total Italy common stocks		169,440
Japan: 4.10%
Aozora Bank Ltd.	8,000	19,094
Asahi Glass Co., Ltd.	2,000	13,462
Asahi Group Holdings Ltd.	900	19,330
Autobacs Seven Co., Ltd.	1,000	48,958
Bridgestone Corp.	800	18,350
Central Glass Co., Ltd.	4,000	15,567
Central Japan Railway Co.	3	23,709
Dainippon Sumitomo Pharma Co., Ltd.	2,000	20,400
Eisai Co., Ltd.	400	17,562
France Bed Holdings Co., Ltd.	20,000	42,033
Fujitsu Ltd.	3,000	14,375
Gunma Bank Ltd.	3,000	14,191
Hachijuni Bank Ltd.	3,000	15,608
Hokuhoku Financial Group, Inc.	9,000	14,610
Izumi Co., Ltd.	2,600	52,106
JTEKT Corp.	1,200	12,395
KDDI Corp.	3	19,351
Makino Milling Machine Co., Ltd.	2,000	12,183
Marubeni Corp.	3,000	19,967
Mitsubishi UFJ Financial Group, Inc.	3,800	18,186
Mizuho Financial Group, Inc.	11,820	20,009
Mori Seiki Co., Ltd.	1,300	11,287
Nippon Meat Packers, Inc.	1,000	13,243
Nishi-Nippon City Bank Ltd.	6,000	14,621
NTT Data Corp.	5	15,353
Oriental Land Co., Ltd.	200	22,873
Sapporo Holdings Ltd.	.4,000	12,872
Sekisui Chemical Co., Ltd.	2,000	18,625
Sumitomo Rubber Industries Ltd.	1,500	19,543
T-Gaia Corp.	26	49,746
Toho Co., Ltd.	1,000	17,273
Toyota Industries Corp.	500	14,285
Tsumura & Co.	500	13,231
Yamada Denki Co., Ltd.	230	11,739
Yamazaki Baking Co., Ltd.	2,000	26,189
Total Japan common stocks		712,326
Luxembourg: 0.46%
ArcelorMittal[1]	4,391	67,832
Ternium SA ADR	600	11,742
Total Luxembourg common stocks		79,574

	Shares	Value
Macau: 0.13%
Sands China Ltd.	6,800	$21,783
Mexico: 0.10%
Fresnillo PLC	793	18,199
Netherlands: 1.08%
ASML Holding NV	491	25,020
Koninklijke DSM NV1	353	17,416
Koninklijke KPN NV	1,250	11,970
Koninklijke Philips Electronics NV	728	14,395
LyondellBasell Industries NV, Class A1	400	16,108
Wolters Kluwer NV1	6,412	102,076
Total Netherlands common stocks		186,985
Norway: 1.52%
Petroleum Geo-Services ASA	2,601	31,889
Statoil ASA	734	17,551
Telenor ASA[1]	12,623	210,521
Yara International ASA	114	4,992
Total Norway common stocks		264,953
Singapore: 0.47%
Golden Agri-Resources Ltd.	33,000	17,641
Jardine Cycle & Carriage Ltd.	1,000	36,895
Olam International Ltd.	8,000	11,642
UOL Group Ltd.	4,000	15,681
Total Singapore common stocks		81,859
Spain: 1.45%
Acciona SA1	1,186	70,821
EDP Renovaveis SA*[1]	3,319	11,373
Enagas SA1	7,520	137,226
Fomento de Construcciones y Contratas SA	634	8,106
Gamesa Corp.Tecnologica SA	2,313	4,159
Gas Natural SDG SA	893	11,471
Repsol YPF SA	551	8,859
Total Spain common stocks		252,015
Sweden: 0.80%
Getinge AB, Class B	694	17,198
Hennes & Mauritz AB, Class B1	1,203	43,251
Lundin Petroleum AB*	1,426	26,752
Scania AB, Class B	1,753	30,101
Swedish Match AB	543	21,914
Total Sweden common stocks		139,216
Switzerland: 1.86%
Actelion Ltd.*	374	15,361
Aryzta AG*	747	37,122
Ferrexpo PLC	2,369	8,014
Kuehne & Nagel International AG	120	12,701

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks—(Continued)
Switzerland—(Concluded)
Meyer Burger Technology AG*	407	$6,321
Nestle SA	285	17,001
Novartis AG1	3,040	169,571
Roche Holding AG (Non-voting)[1]	253	43,675
Straumann Holding AG1	95	13,953
Total Switzerland common stocks		323,719
United Kingdom: 6.99%
Aberdeen Asset Management PLC[1]	31,990	130,283
BAE Systems PLC[1]	27,443	124,190
BG Group PLC[1]	1,688	34,550
BP PLC	1,412	9,461
British American Tobacco PLC	318	16,186
British Land Co., PLC	32	256
Croda International PLC	596	21,162
Drax Group PLC	2,259	19,854
Ensco PLC, Class A1	1,200	56,364
Home Retail Group PLC	6,699	8,946
HSBC Holdings PLC	1,676	14,778
Imperial Tobacco Group PLC[1]	5,832	224,398
Premier Oil PLC*	4,485	23,795
Reed Elsevier PLC[1]	4,702	37,722
Sage Group PLC[1]	19,374	84,182
Smith & Nephew PLC	1,734	17,358
SSE PLC[1]	7,283	158,782
Standard Chartered PLC	1,814	39,547
Tullow Oil PLC[1]	600	13,850
Vedanta Resources PLC[1]	5,787	83,365
Xstrata PLC[1]	7,603	95,965
Total United Kingdom common stocks		1,214,994
United States: 33.68%
Acorda Therapeutics, Inc.*[1]	3,200	75,392
Adobe Systems, Inc.*[1]	3,700	119,769
Aeropostale, Inc.*[1]	1,000	17,830
Aflac, Inc.[1]	800	34,072
Agilent Technologies, Inc.[1]	400	15,696
Alaska Air Group, Inc.*[1]	600	21,540
Alexion Pharmaceuticals, Inc.*[1]	500	49,650
Allergan, Inc.[1]	300	27,771
Alliant Techsystems, Inc.[1]	300	15,171
Alnylam Pharmaceuticals, Inc.*[1]	2,100	24,507
Amazon.com, Inc.*[1]	550	125,593
American Campus Communities, Inc.[1]	700	31,486
American Capital Agency Corp.[1]	700	23,527
Amgen, Inc.[1]	300	21,912
Analog Devices, Inc.[1]	400	15,068
ANN, Inc.*[1]	600	15,294
Apollo Group, Inc., Class A*[1]	400	14,476
Apple, Inc.*[1]	180	105,120
Ashland, Inc.[1]	300	20,793

	Shares	Value
Atlas Air Worldwide Holdings, Inc.*[1]	300	$13,053
Atmel Corp.*[1]	14,400	96,480
Baxter International, Inc.[1]	500	26,575
Biogen Idec, Inc.*[1]	150	21,657
Bio-Rad Laboratories, Inc., Class A*[1]	900	90,009
Boise, Inc.[1]	2,300	15,134
Brinker International, Inc.[1]	700	22,309
Bruker Corp.*[1]	1,700	22,627
C.H. Robinson Worldwide, Inc.[1]	300	17,559
CA, Inc.[1]	800	21,672
Capital One Financial Corp.[1]	300	16,398
Career Education Corp.*[1]	900	6,021
CBL & Associates Properties, Inc.[1]	1,000	19,540
Celanese Corp., Series A1	2,000	69,240
CF Industries Holdings, Inc.[1]	138	26,736
Citigroup, Inc.[1]	640	17,542
Cliffs Natural Resources, Inc.[1]	260	12,815
CME Group, Inc.[1]	200	53,622
Coach, Inc.[1]	1,100	64,328
Colgate-Palmolive Co.[1]	700	72,870
Comcast Corp., Class A1	1,200	38,364
Comerica, Inc.[1]	500	15,355
Commercial Metals Co.[1]	1,200	15,168
Cubist Pharmaceuticals, Inc.*[1]	500	18,955
Dell, Inc.*[1]	1,000	12,520
Delta Air Lines, Inc.*[1]	1,900	20,805
Diamond Offshore Drilling, Inc.[1]	300	17,739
Digital Realty Trust, Inc.[1]	400	30,028
Discover Financial Services[1]	700	24,206
Dow Chemical Co.[1]	1,400	44,100
Dun & Bradstreet Corp.[1]	300	21,351
Eastman Chemical Co.[1]	400	20,148
Eastman Kodak Co.*[1]	4,900	1,093
EchoStar Corp., Class A*[1]	500	13,210
Edison International[1]	3,200	147,840
EOG Resources, Inc.[1]	630	56,769
EQT Corp.[1]	1,600	85,808
Equifax, Inc.[1]	500	23,300
Expeditors International Washington, Inc.[1]	400	15,500
Facebook, Inc., Class A*[1]	1,300	40,456
Federal Realty Investment Trust[1]	200	20,818
Flextronics International Ltd.*[1]	2,800	17,360
General Dynamics Corp.[1]	1,900	125,324
Georgia Gulf Corp.[1]	700	17,969
Gilead Sciences, Inc.*[1]	1,300	66,664
Halliburton Co.[1]	1,500	42,585
Hasbro, Inc.[1]	400	13,548
HCA Holdings, Inc.[1]	1,800	54,774
Helix Energy Solutions Group, Inc.*[1]	1,000	16,410
Hertz Global Holdings, Inc.*[1]	7,400	94,720
Hess Corp.[1]	1,000	43,450
Hill-Rom Holdings, Inc.[1]	1,100	33,935

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
HollyFrontier Corp.[1]	976	$34,580
Home Depot, Inc.[1]	1,300	68,887
Hospira, Inc.*[1]	900	31,482
Hudson City Bancorp, Inc.[1]	2,200	14,014
Illinois Tool Works, Inc.[1]	3,100	163,959
International Business Machines Corp.[1]	135	26,403
International Paper Co.[1]	800	23,128
Intersil Corp., Class A1	5,900	62,835
Intuit, Inc.[1]	400	23,740
Invesco Ltd.[1]	900	20,340
ITT Educational Services, Inc.*[1]	300	18,225
Johnson Controls, Inc.[1]	2,800	77,588
JPMorgan Chase & Co.[1]	500	17,865
Juniper Networks, Inc.*[1]	1,600	26,096
KBR, Inc.[1]	400	9,884
Kimco Realty Corp.[1]	1,000	19,030
Kinder Morgan, Inc.[1]	600	19,332
KKR & Co. LP1	1,100	14,179
KLA-Tencor Corp.[1]	500	24,625
Kohl's Corp.[1]	700	31,843
Kraft Foods, Inc., Class A1	800	30,896
Kroger Co.[1]	3,400	78,846
Lam Research Corp.*[1]	562	21,210
Landstar System, Inc.[1]	300	15,516
Lear Corp.[1]	400	15,092
Lender Processing Services, Inc.[1]	900	22,752
Liberty Property Trust[1]	500	18,420
Lowe's Cos., Inc.[1]	2,100	59,724
Mack-Cali Realty Corp.[1]	500	14,535
Macy's, Inc.[1]	1,900	65,265
Magellan Health Services, Inc.*[1]	300	13,599
Marathon Oil Corp.[1]	400	10,228
Marathon Petroleum Corp.[1]	200	8,984
Marvell Technology Group Ltd.[1]	1,200	13,536
Masco Corp.[1]	500	6,935
Maxim Integrated Products, Inc.[1]	700	17,948
McKesson Corp.[1]	400	37,500
Medtronic, Inc.[1]	900	34,857
Merck & Co., Inc.[1]	1,100	45,925
MetLife, Inc.[1]	400	12,340
MetroPCS Communications, Inc.*[1]	2,900	17,545
Micron Technology, Inc.*[1]	3,300	20,823
Microsoft Corp.[1]	700	21,413
Molson Coors Brewing Co., Class B1	700	29,127
Morgan Stanley[1]	2,600	37,934
Motorola Solutions, Inc.[1]	300	14,433
NetApp, Inc.*[1]	1,200	38,184
NextEra Energy, Inc.[1]	2,200	151,382
NII Holdings, Inc.*[1]	1,300	13,299
Noble Corp.*[1]	2,000	65,060

	Shares	Value
Norfolk Southern Corp.[1]	2,100	$150,717
NRG Energy, Inc.*[1]	700	12,152
PG&E Corp.[1]	2,800	126,756
Polaris Industries, Inc.[1]	300	21,444
Power-One, Inc.*[1]	2,200	9,944
Principal Financial Group, Inc.[1]	600	15,738
Public Service Enterprise Group, Inc.[1]	3,600	117,000
QLogic Corp.*[1]	1,100	15,059
Radian Group, Inc.[1]	4,500	14,805
RadioShack Corp.[1]	1,400	5,376
Ralph Lauren Corp.[1]	400	56,024
Rayonier, Inc.[1]	350	15,715
SanDisk Corp.*[1]	900	32,832
SEI Investments Co.[1]	800	15,912
ServiceSource International, Inc.*[1]	6,000	83,100
Skyworks Solutions, Inc.*[1]	3,000	82,110
SL Green Realty Corp.[1]	200	16,048
Smithfield Foods, Inc.*[1]	800	17,304
Sotheby's1	400	13,344
Starbucks Corp.[1]	600	31,992
Steel Dynamics, Inc.[1]	2,300	27,025
Stone Energy Corp.*[1]	600	15,204
Superior Energy Services, Inc.*[1]	472	9,549
Symantec Corp.*[1]	2,400	35,064
Teradyne, Inc.*[1]	1,200	16,872
Tesoro Corp.*[1]	800	19,968
Textron, Inc.[1]	800	19,896
Time Warner, Inc.[1]	1,300	50,050
Ultra Petroleum Corp.*[1]	3,600	83,052
UnitedHealth Group, Inc.[1]	700	40,950
US Bancorp[1]	2,200	70,752
Valero Energy Corp.[1]	700	16,905
Veeco Instruments, Inc.*[1]	400	13,744
Ventas, Inc.[1]	300	18,936
Viacom, Inc., Class B1	1,300	61,126
W&T Offshore, Inc.[1]	700	10,710
Waters Corp.*[1]	200	15,894
Weingarten Realty Investors[1]	700	18,438
WellCare Health Plans, Inc.*[1]	300	15,900
Wells Fargo & Co.[1]	1,600	53,504
Zimmer Holdings, Inc.[1]	300	19,308
Total United States common stocks		5,858,688
Total common stocks (cost $12,475,195)		11,844,337
Preferred stock: 0.20%
Germany: 0.20%
Volkswagen AG, Preference shares[1] (cost $38,206)	217	34,405

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2012

	Number of rights	Value
Rights: 0.00%[2]
Australia: 0.00%[2]
Echo Entertainment Group Ltd., expires 07/09/12*[3]	237	$239
France: 0.00%[2]
Sanofi-Aventis SA, expires 12/31/20*[1]	500	705
Total rights (cost $1,177)		944
	Shares
Short-term investment: 53.67%
Investment company: 53.67%
UBS Cash Management Prime Relationship Fund[4] (cost $9,335,046)	9,335,046	9,335,046
Total investments before investments sold short: 121.97% (cost $21,849,624)		21,214,732
Investments sold short: (70.79)%
Common stocks: (70.71)%
Australia: (0.89)%
ASX Ltd.	(551)	(16,903)
BlueScope Steel Ltd.	(16,473)	(5,109)
Caltex Australia Ltd.	(556)	(7,767)
CSR Ltd.	(6,240)	(8,983)
Dexus Property Group	(18,627)	(17,817)
DUET Group	(4,403)	(8,309)
Lynas Corp. Ltd.	(9,103)	(8,049)
Newcrest Mining Ltd.	(485)	(11,289)
Origin Energy Ltd.	(1,106)	(13,912)
Paladin Energy Ltd.	(7,259)	(9,504)
Ramsay Health Care Ltd.	(935)	(21,718)
Tatts Group Ltd.	(2,420)	(6,523)
Transurban Group	(3,195)	(18,629)
Total Australia common stocks		(154,512)
Austria: (0.44)%
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	(3,300)	(75,545)
Belgium: (0.31)%
Belgacom SA	(1,043)	(29,634)
Umicore SA	(538)	(24,870)
Total Belgium common stocks		(54,504)

	Shares	Value
Bermuda: (0.14)%
Frontline Ltd.	(1,301)	$(5,913)
Seadrill Ltd.	(513)	(18,314)
Total Bermuda common stocks		(24,227)
Canada: (0.95)%
BCE, Inc.	(400)	(16,494)
Crescent Point Energy Corp.	(400)	(14,930)
Fairfax Financial Holdings Ltd.	(50)	(19,799)
Fortis, Inc.	(500)	(15,858)
George Weston Ltd.	(100)	(5,681)
Ivanhoe Mines Ltd.	(700)	(6,903)
Onex Corp.	(400)	(15,531)
Pembina Pipeline Corp.	(893)	(22,810)
Potash Corp. of Saskatchewan, Inc.	(340)	(14,861)
Ritchie Bros Auctioneers, Inc.	(700)	(15,002)
Uranium One, Inc.	(7,100)	(18,062)
Total Canada common stocks		(165,931)
China: (0.00)%[2]
China CITIC Bank, H Shares	(1,200)	(619)
Denmark: (1.05)%
Coloplast A/S, Class B	(596)	(107,120)
William Demant Holding A/S	(847)	(76,120)
Total Denmark common stocks		(183,240)
Finland: (1.05)%
Elisa Oyj	(475)	(9,564)
Fortum Oyj	(1,807)	(34,334)
Metso Oyj	(2,949)	(102,101)
Nokia Oyj	(10,126)	(20,860)
Sampo Oyj, Class A	(606)	(15,753)
Total Finland common stocks		(182,612)
France: (5.46)%
Air France-KLM	(1,184)	(5,653)
Air Liquide SA	(84)	(9,611)
Alcatel-Lucent	(69,145)	(114,880)
Alstom SA	(1,258)	(39,958)
Atos	(171)	(10,240)
Carrefour SA	(476)	(8,796)
Cie Generale d'Optique Essilor International SA	(333)	(30,934)
Danone SA	(1,494)	(92,751)
Dassault Systemes SA	(1,597)	(150,025)
Edenred	(606)	(17,196)
Iliad SA	(730)	(105,622)
L'Oreal SA	(324)	(37,954)

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
France—(Concluded)
Pernod-Ricard SA	(1,901)	$(203,362)
Publicis Groupe SA	(1,742)	(79,665)
Renault SA	(720)	(28,869)
Unibail-Rodamco SE	(42)	(7,749)
Vallourec SA	(165)	(6,772)
Total France common stocks		(950,037)
Germany: (2.54)%
Axel Springer AG	(370)	(15,910)
Bayer AG	(367)	(26,464)
Commerzbank AG	(4,484)	(7,617)
Deutsche Bank AG	(926)	(33,654)
Deutsche Lufthansa AG	(879)	(10,175)
GEA Group AG	(1,468)	(38,979)
Hochtief AG	(238)	(11,526)
K&S AG NPV	(780)	(35,589)
Merck KGaA	(1,756)	(175,234)
RWE AG	(1,472)	(60,174)
ThyssenKrupp AG	(386)	(6,288)
United Internet AG	(1,177)	(20,205)
Total Germany common stocks		(441,815)
Hong Kong: (0.06)%
Orient Overseas International Ltd.	(2,000)	(9,801)
Shangri-La Asia Ltd.	(666)	(1,277)
Total Hong Kong common stocks		(11,078)
Ireland: (1.43)%
James Hardie Industries SE CDI	(3,004)	(24,605)
Seagate Technology PLC	(8,521)	(210,724)
Warner Chilcott PLC, Class A	(700)	(12,544)
Total Ireland common stocks		(247,873)
Italy: (2.59)%
Assicurazioni Generali SpA	(5,908)	(80,175)
Banco Popolare SC	(31,434)	(42,255)
Pirelli & Co. SpA NPV	(1,690)	(17,827)
Snam Rete Gas SpA	(20,654)	(92,076)
Terna-Rete Elettrica Nazionale SpA	(41,926)	(151,064)
UniCredit SpA	(9,171)	(34,751)
Unione di Banche Italiane SCPA	(9,539)	(31,309)
Total Italy common stocks		(449,457)
Japan: (2.99)%
Acom Co., Ltd.	(1,070)	(21,196)
All Nippon Airways Co., Ltd.	(5,000)	(14,180)
Benesse Holdings, Inc.	(300)	(13,412)
Chiyoda Corp.	(2,000)	(24,502)
Chugoku Electric Power Co., Inc.	(1,000)	(16,464)

	Shares	Value
Cosmo Oil Co., Ltd.	(6,000)	$(15,258)
Daito Trust Construction Co., Ltd.	(200)	(18,972)
Denki Kagaku Kogyo KK	(3,000)	(10,471)
Denso Corp.	(400)	(13,620)
Electric Power Development Co., Ltd.	(700)	(18,358)
Hitachi Chemical Co., Ltd.	(900)	(14,104)
JSR Corp.	(1,000)	(17,348)
Kaneka Corp.	(3,000)	(16,598)
Kawasaki Kisen Kaisha Ltd.	(5,000)	(9,897)
Mazda Motor Corp.	(2,000)	(2,715)
McDonald's Holdings Co. Japan Ltd.	(700)	(19,696)
Mitsubishi Gas Chemical Co., Inc.	(3,000)	(17,050)
NEC Corp.	(7,000)	(10,865)
Nippon Yusen KK	(4,000)	(10,623)
Nissin Foods Holdings Co., Ltd.	(500)	(19,050)
Nitto Denko Corp.	(300)	(12,795)
Odakyu Electric Railway Co., Ltd.	(3,000)	(29,848)
Olympus Corp.	(900)	(14,597)
Senshu Ikeda Holdings, Inc.	(11,800)	(15,893)
Square Enix Holdings Co., Ltd.	(1,000)	(15,768)
Sumitomo Realty & Development Co., Ltd.	(1,000)	(24,605)
Tobu Railway Co., Ltd.	(4,000)	(21,070)
Unicharm Corp.	(400)	(22,787)
Yakult Honsha Co., Ltd.	(600)	(23,490)
Yamaha Corp.	(1,700)	(17,493)
Yamato Holdings Co., Ltd.	(1,100)	(17,711)
Total Japan common stocks		(520,436)
Jersey (Channel Islands): (0.06)%
Heritage Oil PLC	(5,354)	(10,351)
Netherlands: (0.99)%
PostNL NV	(2,381)	(9,860)
Unilever NV CVA	(4,836)	(161,863)
Total Netherlands common stocks		(171,723)
Norway: (1.71)%
Renewable Energy Corp. ASA	(11,462)	(4,260)
Subsea 7 SA	(4,708)	(93,463)
Telenor ASA	(1,107)	(18,462)
Veripos, Inc.[3,5]	(471)	(1,296)
Yara International ASA	(4,113)	(180,123)
Total Norway common stocks		(297,604)
Portugal: (0.09)%
Jeronimo Martins, SGPS, SA	(965)	(16,284)
Singapore: (0.62)%
Ascendas Real Estate Investment Trust	(10,000)	(17,074)
CapitaMall Trust	(11,000)	(16,663)
DBS Group Holdings Ltd.	(2,042)	(22,539)

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
Singapore—(Concluded)
Global Logistic Properties Ltd.	(10,000)	$(16,659)
Keppel Land Ltd.	(6,000)	(15,422)
Singapore Technologies Engineering Ltd.	(3,000)	(7,403)
Wilmar International Ltd.	(4,000)	(11,499)
Total Singapore common stocks		(107,259)
Spain: (1.33)%
Acerinox SA	(3,992)	(44,847)
Banco de Sabadell SA	(25,515)	(49,801)
Distribuidora Internacional de Alimentacion SA	(546)	(2,566)
EDP Renovaveis SA	(2,882)	(9,876)
Grifols SA	(1,001)	(25,390)
Iberdrola SA	(1,373)	(6,501)
Indra Sistemas SA	(3,339)	(31,179)
Telefonica SA	(4,579)	(60,411)
Total Spain common stocks		(230,571)
Sweden: (0.88)%
Atlas Copco AB, Class A	(1,038)	(22,412)
Boliden AB	(929)	(12,995)
Hennes & Mauritz AB, Class B	(518)	(18,624)
Holmen AB, Class B	(574)	(15,626)
Modern Times Group AB, Class B	(304)	(14,108)
Skandinaviska Enskilda Banken AB, Class A	(1,829)	(11,922)
Skanska AB, Class B	(1,051)	(16,119)
Svenska Handelsbanken AB, Class A	(596)	(19,647)
Volvo AB, Class B	(1,845)	(21,136)
Total Sweden common stocks		(152,589)
Switzerland: (2.43)%
Credit Suisse Group AG	(506)	(9,244)
EFG International AG	(1,671)	(9,305)
Ferrexpo PLC	(2,410)	(8,153)
Geberit AG	(689)	(135,908)
Kuehne & Nagel International AG	(92)	(9,738)
Roche Holding AG (Non-voting)	(105)	(18,126)
Swiss Life Holding AG	(933)	(88,042)
Swiss Re Ltd.	(319)	(20,040)
Tyco International Ltd.	(1,400)	(73,990)
Zurich Insurance Group AG	(224)	(50,539)
Total Switzerland common stocks		(423,085)
United Kingdom: (6.85)%
3i Group PLC	(4,312)	(13,349)
AMEC PLC	(847)	(13,368)
Antofagasta PLC	(8,021)	(137,660)
ARM Holdings PLC	(5,692)	(45,328)

	Shares	Value
AstraZeneca PLC	(3,027)	$(135,304)
BHP Billiton PLC	(4,069)	(116,196)
British Land Co., PLC	(2,006)	(16,069)
British Sky Broadcasting Group PLC	(1,366)	(14,909)
Cable & Wireless Communications PLC	(36,315)	(16,899)
Capital Shopping Centres Group PLC	(2,970)	(15,021)
Carnival PLC	(304)	(10,403)
Colt Group SA	(16,638)	(32,647)
Drax Group PLC	(5,134)	(45,122)
Invensys PLC	(3,811)	(13,303)
ITV PLC	(36,447)	(43,996)
J Sainsbury PLC	(7,666)	(36,311)
Kazakhmys	(3,741)	(42,588)
Lloyds Banking Group PLC	(26,579)	(13,073)
Lonmin PLC	(5,784)	(70,605)
National Grid PLC	(6,535)	(69,171)
RSA Insurance Group PLC	(24,064)	(40,794)
Shire PLC	(567)	(16,296)
Smith & Nephew PLC	(4,685)	(46,898)
Standard Life PLC	(46,843)	(171,789)
TUI Travel PLC	(5,142)	(13,721)
Total United Kingdom common stocks		(1,190,820)
United States: (35.85)%
Abbott Laboratories	(800)	(51,576)
Acme Packet, Inc.	(300)	(5,595)
Actuant Corp., Class A	(700)	(19,012)
AGCO Corp.	(1,000)	(45,730)
AK Steel Holding Corp.	(1,300)	(7,631)
Alliant Energy Corp.	(1,800)	(82,026)
Amazon.com, Inc.	(100)	(22,835)
American Express Co.	(400)	(23,284)
American Water Works Co., Inc.	(1,800)	(61,704)
Amgen, Inc.	(200)	(14,608)
Amylin Pharmaceuticals, Inc.	(1,500)	(42,345)
AO Smith Corp.	(400)	(19,556)
Aqua America, Inc.	(1,800)	(44,928)
Associated Banc-Corp.	(2,500)	(32,975)
AvalonBay Communities, Inc.	(200)	(28,296)
Bank of America Corp.	(3,500)	(28,630)
BB&T Corp.	(700)	(21,595)
Berkshire Hathaway, Inc., Class B	(300)	(24,999)
BioMarin Pharmaceutical, Inc.	(700)	(27,706)
Bio-Reference Labs, Inc.	(1,500)	(39,420)
BMC Software, Inc.	(2,100)	(89,628)
Booz Allen Hamilton Holding Corp.	(220)	(3,362)
Bristol-Myers Squibb Co.	(1,200)	(43,140)
Brown-Forman Corp., Class B	(800)	(77,480)
Bruker Corp.	(900)	(11,979)
Calpine Corp.	(1,800)	(29,718)
CarMax, Inc.	(600)	(15,564)
Caterpillar, Inc.	(900)	(76,419)

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
United States—(Continued)
Celgene Corp.	(500)	$(32,080)
Charles Schwab Corp.	(3,300)	(42,669)
Chevron Corp.	(400)	(42,200)
Choice Hotels International, Inc.	(600)	(23,958)
Church & Dwight Co., Inc.	(1,000)	(55,470)
Ciena Corp.	(1,000)	(16,370)
CIT Group, Inc.	(400)	(14,256)
Clean Energy Fuels Corp.	(600)	(9,300)
Cobalt International Energy, Inc.	(1,300)	(30,550)
Cognizant Technology Solutions Corp., Class A	(1,600)	(96,000)
Compuware Corp.	(6,400)	(59,456)
ConocoPhillips	(1,800)	(100,584)
Consolidated Edison, Inc.	(1,900)	(118,161)
CoreLogic, Inc.	(1,000)	(18,310)
Cree, Inc.	(500)	(12,835)
CSX Corp.	(2,900)	(64,844)
CVR Energy, Inc.	(600)	(15,948)
Dell, Inc.	(2,200)	(27,544)
DISH Network Corp., Class A	(600)	(17,130)
Dollar General Corp.	(1,100)	(59,829)
Douglas Emmett, Inc.	(900)	(20,790)
DreamWorks Animation SKG, Inc., Class A	(900)	(17,154)
DuPont Fabros Technology, Inc.	(700)	(19,992)
eBay, Inc.	(900)	(37,809)
Ecolab, Inc.	(800)	(54,824)
Edison International	(400)	(18,480)
Eli Lilly & Co.	(2,600)	(111,566)
Equinix, Inc.	(200)	(35,130)
Equity Residential	(400)	(24,944)
ExlService Holdings, Inc.	(5,450)	(134,288)
Expeditors International Washington, Inc.	(2,000)	(77,500)
Exxon Mobil Corp.	(500)	(42,785)
Fastenal Co.	(2,700)	(108,837)
First American Financial Corp.	(1,100)	(18,656)
First Niagara Financial Group, Inc.	(1,400)	(10,710)
Fiserv, Inc.	(600)	(43,332)
Forest Laboratories, Inc.	(400)	(13,996)
Gannett Co., Inc.	(1,900)	(27,987)
Gap, Inc.	(1,700)	(46,512)
General Growth Properties, Inc.	(1,062)	(19,212)
Genuine Parts Co.	(600)	(36,150)
GeoEye, Inc.	(400)	(6,192)
GrafTech International Ltd.	(900)	(8,685)
Grand Canyon Education, Inc.	(467)	(9,779)
Green Mountain Coffee Roasters, Inc.	(200)	(4,356)
Greenhill & Co., Inc.	(273)	(9,732)

	Shares	Value
Hawaiian Electric Industries, Inc.	(1,200)	$(34,224)
Healthcare Services Group, Inc.	(2,000)	(38,760)
Hertz Global Holdings, Inc.	(1,100)	(14,080)
Hospira, Inc.	(100)	(3,498)
Human Genome Sciences, Inc.	(800)	(10,504)
Humana, Inc.	(400)	(30,976)
Hyatt Hotels Corp., Class A	(1,700)	(63,172)
IDEXX Laboratories, Inc.	(450)	(43,258)
Illumina, Inc.	(300)	(12,117)
Integrys Energy Group, Inc.	(1,700)	(96,679)
Intel Corp.	(3,300)	(87,945)
Intrepid Potash, Inc.	(500)	(11,380)
Intuitive Surgical, Inc.	(200)	(110,758)
Invesco Ltd.	(800)	(18,080)
JC Penney Co., Inc.	(2,500)	(58,275)
KB Home	(1,600)	(15,680)
Kinder Morgan, Inc.	(376)	(12,115)
KLA-Tencor Corp.	(900)	(44,325)
Kraft Foods, Inc., Class A	(500)	(19,310)
Laboratory Corp. of America Holdings	(500)	(46,305)
Lamar Advertising Co., Class A	(2,200)	(62,920)
Lennar Corp., Class A	(1,000)	(30,910)
Lennox International, Inc.	(400)	(18,652)
Lexmark International, Inc., Class A	(1,500)	(39,870)
LKQ Corp.	(300)	(10,020)
Luminex Corp.	(5,470)	(133,960)
M&T Bank Corp.	(400)	(33,028)
Manitowoc Co., Inc.	(1,060)	(12,402)
McMoRan Exploration Co.	(1,000)	(12,670)
MDU Resources Group, Inc.	(1,500)	(32,415)
Mead Johnson Nutrition Co.	(300)	(24,153)
MEMC Electronic Materials, Inc.	(2,200)	(4,774)
MetroPCS Communications, Inc.	(1,000)	(6,050)
Mettler-Toledo International, Inc.	(360)	(56,106)
MGIC Investment Corp.	(3,100)	(8,928)
MGM Resorts International	(500)	(5,580)
Molycorp, Inc.	(300)	(6,465)
Morgan Stanley	(639)	(9,323)
MSCI, Inc., Class A	(400)	(13,608)
Nektar Therapeutics	(2,500)	(20,175)
Newell Rubbermaid, Inc.	(1,100)	(19,954)
Nielsen Holdings NV	(600)	(15,732)
NII Holdings, Inc.	(400)	(4,092)
Nordstrom, Inc.	(500)	(24,845)
Northern Trust Corp.	(500)	(23,010)
Nuance Communications, Inc.	(900)	(21,438)
Occidental Petroleum Corp.	(500)	(42,885)
Office Depot, Inc.	(4,100)	(8,856)
Old Republic International Corp.	(1,600)	(13,264)
Olin Corp.	(800)	(16,712)
Omnicare, Inc.	(600)	(18,738)
Owens Corning	(1,300)	(37,102)

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
United States—(Concluded)
Parexel International Corp.	(800)	$(22,584)
Pepco Holdings, Inc.	(1,500)	(29,355)
PepsiCo, Inc.	(300)	(21,198)
PerkinElmer, Inc.	(1,500)	(38,700)
Perrigo Co.	(400)	(47,172)
PG&E Corp.	(100)	(4,527)
Pioneer Natural Resources Co.	(600)	(52,926)
Pitney Bowes, Inc.	(3,600)	(53,892)
PNC Financial Services Group, Inc.	(600)	(36,666)
Polypore International, Inc.	(300)	(12,117)
Praxair, Inc.	(500)	(54,365)
PulteGroup, Inc.	(2,100)	(22,470)
Questar Corp.	(1,800)	(37,548)
QuinStreet, Inc.	(13,500)	(125,010)
Range Resources Corp.	(300)	(18,561)
Red Hat, Inc.	(1,100)	(62,128)
Rockwell Automation, Inc.	(1,100)	(72,666)
Rouse Properties, Inc.	(40)	(540)
Sabra Health Care REIT, Inc.	(7,800)	(133,458)
Salesforce.com, Inc.	(150)	(20,739)
Sanderson Farms, Inc.	(300)	(13,746)
SandRidge Energy, Inc.	(1,600)	(10,704)
Schlumberger Ltd.	(600)	(38,946)
Schweitzer-Mauduit International, Inc.	(300)	(20,442)
Sirius XM Radio, Inc.	(8,600)	(15,910)
Skechers U.S.A., Inc., Class A	(1,200)	(24,444)
SLM Corp.	(1,000)	(15,710)
Southern Co.	(700)	(32,410)
Staples, Inc.	(2,100)	(27,405)
Starwood Hotels & Resorts Worldwide, Inc.	(1,300)	(68,952)
T. Rowe Price Group, Inc.	(500)	(31,480)
TCF Financial Corp.	(3,400)	(39,032)
TECO Energy, Inc.	(1,700)	(30,702)
Teradyne, Inc.	(2,900)	(40,774)
Terex Corp.	(600)	(10,698)
Thermo Fisher Scientific, Inc.	(1,000)	(51,910)
TJX Cos., Inc.	(1,700)	(72,981)
Toyota Motor Corp. ADR	(300)	(24,144)
VeriSign, Inc.	(500)	(21,785)
Verisk Analytics, Inc., Class A	(500)	(24,630)
Vertex Pharmaceuticals, Inc.	(300)	(16,776)
ViaSat, Inc.	(400)	(15,108)
Vulcan Materials Co.	(400)	(15,884)
Waste Management, Inc.	(400)	(13,360)
Weyerhaeuser Co.	(800)	(17,888)
Whole Foods Market, Inc.	(900)	(85,788)
Williams-Sonoma, Inc.	(900)	(31,473)
WW Grainger, Inc.	(500)	(95,620)

	Shares	Value
Xerox Corp.	(6,900)	$(54,303)
Zions Bancorporation	(2,000)	(38,840)
Total United States common stocks		(6,237,178)
Total common stocks (proceeds $12,813,118)		(12,299,350)
Preferred stock: (0.07)%
Germany: (0.07)%
Porsche Automobil Holding SE, Preference shares (proceeds $19,241)	(243)	(12,100)
	Number of rights
Rights: (0.00)%[2]
Canada: (0.00)%[2]
Ivanhoe Mines Ltd., expires 07/19/12* (proceeds $0)	(700)	(633)
	Number of warrants
Warrants: (0.01)%
United States: (0.01)%
Kinder Morgan, Inc., strike @ USD 0.000001, expires 05/25/17* (proceeds $0)	$(576)	(1,244)
Total investments sold short (proceeds $12,832,359)		(12,313,327)
Total investments, net of investments sold short: 51.18%		8,901,405
Cash and other assets, less liabilities: 48.82%		8,492,012
Net assets: 100.00%		$17,393,417

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2012

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was $22,042,214; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$827,901
Gross unrealized depreciation	(1,655,383)
Net unrealized depreciation of investments	$(827,482)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 79. Portfolio footnotes begin on page 40.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	GBP	80,000	USD	125,246	09/19/12	$(20)
JPMCB	JPY	30,400,000	USD	383,737	09/19/12	3,008
JPMCB	USD	121,572	CAD	125,000	09/19/12	987
JPMCB	USD	124,537	GBP	80,000	09/19/12	728
JPMCB	USD	216,316	JPY	17,000,000	09/19/12	(3,408)
Net unrealized appreciation on forward foreign currency contracts						$1,295

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Index futures buy contracts:
E-mini S&P 500 Index, 2 contracts (USD)	September 2012	$135,655	$135,640	$(15)
E-mini S&P SmallCap 600, 12 contracts (USD)	September 2012	517,436	533,400	15,964
Index futures sell contracts:
TOPIX Index, 2 contracts (JPY)	September 2012	(188,656)	(192,406)	(3,750)
Net unrealized appreciation on futures contracts				$12,199

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$6,076,720	$5,767,617	$—	$11,844,337
Common stocks sold short	(6,700,366)	(5,597,688)	(1,296)	(12,299,350)
Preferred stock	—	34,405	—	34,405
Preferred stock sold short	—	(12,100)	—	(12,100)
Rights	705	239	—	944
Rights sold short	—	(633)	—	(633)
Warrants sold short	(1,244)	—	—	(1,244)
Short-term investment	—	9,335,046	—	9,335,046
Forward foreign currency contracts, net	—	1,295	—	1,295
Futures contracts, net	15,949	(3,750)	—	12,199
Total	$(608,236)	$9,524,431	$(1,296)	$8,914,899

UBS Market Neutral Multi-Strategy Fund

Portfolio of investments

June 30, 2012

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Common stocks sold short	Total
Assets
Beginning balance	$(6,105)	$(6,105)
Purchases	2,204	2,204
Issuances	0	0
Sales	—	—
Settlements	—	—
Accrued discounts (premiums)	—	—
Total realized gain (loss)	24,420	24,420
Change in net unrealized appreciation/depreciation	(21,815)	(21,815)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$(1,296)	$(1,296)

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2012 was $(1,296).

Portfolio footnotes

*  Non-income producing security.

1  All or a portion of these securities have been delivered to cover open short positions.

2  Amount represents less than 0.005%.

3  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2012, the value of these securities amounted to $(1,057) or (0.01)% of net assets.

4  The table below details the Fund's investment in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/11	Purchases during the year ended 06/30/12	Sales during the year ended 06/30/12	Value 06/30/12	Net income earned from affiliate for the year ended 06/30/12
UBS Cash Management Prime Relationship Fund	$9,830,068	$22,784,427	$23,279,449	$9,335,046	$12,173

5  Security is illiquid. At June 30, 2012, the value of this security amounted to $(1,296) or (0.01)% of net assets.

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund

Portfolio performance

For the 12 months ended June 30, 2012, Class A shares of UBS U.S. Equity Alpha Fund (the "Fund") declined 3.02% (Class A shares declined 8.35% after the deduction of the maximum sales charge), while Class Y shares declined 2.80%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 4.37% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 44; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The past 12 months have seen rapid shifts between lower risk environments and higher volatility periods. Macroeconomic concerns hindered the markets, making it a challenging time to be an active manager. Headwinds included fears of slower growth in China, the ongoing crisis in the Eurozone, a spike in correlations between stocks and the uncertainty surrounding the US fiscal cliff and the presidential election. Faced with such uncertainty, many investors ignored company fundamentals in favor of short-term news. Thus, it was difficult to add value through forward-looking analysis.

The Fund's underperformance was due primarily to stock selection decisions.

Portfolio performance summary1

What worked

•  Stock selection in the biotechnology industry group made the largest positive contribution to Fund performance. This industry group includes some risks, as well as the potential for significant upside. A wealth of new developments and technologies have made this the golden age of biotech. Several of the Fund's stocks in this group outperformed during the past year.

  – Pharmasset was the major contributor to Fund performance during the 12 months. The company's positive drug trials increased conviction for its hepatitis C virus inhibitor. Shares were up strongly after Gilead, the largest maker of HIV medicines, agreed to buy Pharmasset at a significant premium in the fourth quarter of 2011. We sold a large part of our position, but not all of it at the end of 2011 due to outperformance. In January, we tendered our remaining shares of Pharmasset and received cash due to the Gilead merger. Gilead's purchase shows that the company is intent on becoming the leader in hepatitis medicines.

  – Alexion Pharmaceuticals was a top performer for the period primarily due to strong sales growth for its hematology treatment, Soliris. We believe Alexion will continue to surprise the market with better-than-expected earnings growth and new indications for Soliris.

•  Several of the Fund's information technology stocks were strong contributors to relative performance.

  – The Fund's holding in Apple continues to be a major contributor to performance. Despite the passing of Steve Jobs, the company continues to roll out advancements in their current product line: the new iPad and new Apple TV went on sale in March, while the iPhone 5 is expected to launch in the second half of 2012—and it is rumored to have a larger screen than current iPhones.

  – Skyworks is a wireless semiconductor company that has benefitted from the rapid growth of smart phones. The company specializes in designing chips used for mobile phones and other wireless devices. The company reported strong fourth quarter earnings and provided solid guidance for 2012. Samsung, Apple and other wireless device providers continue to perform well, and their performance continues to benefit their suppliers, including Skyworks Solutions. We believe the company is well-positioned for the launch of the iPhone 5. (For details, see "Portfolio highlights.")

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Equity Alpha Fund

•  Visa and Amazon.com were successful holdings during the period.

  – Shares of Visa rose after the completion of a court case contesting the company's processing fees. With this headwind resolved, investors, who view the company as a safe-haven investment during economic turmoil, focused on the company's strong steady income stream. This led to share price appreciation and we exited the position as the price approached fair value.

  – Amazon.com was a strong performer during the 12 months. After the company reported revenue and earnings that topped expectations, its share price rose 16% in one day. Amazon.com is benefitting from strong consumer demand for the Kindle Fire, as well as a large increase in sales for outside vendors through its web site. We believe the company is rapidly expanding and investing in its business for the long term, rather than seeking immediate profit. (For details, see "Portfolio highlights.")

•  Several short positions contributed to the Fund's returns.

  – The Fund shorted shares of Halliburton for part of the reporting period. This position was successful, as the company's stock declined. While we closed out the position, the stock continued to fall. In June, after it reached a point at which we believed it was oversold, we initiated a long position in the stock. This positively contributed to returns. (For details, see "Portfolio highlights.")

  – Shares of JC Penney declined and the Fund's short position made a positive contribution to relative returns. The company's new CEO established a policy of "everyday low prices," and eliminated one-day sales and other promotions. Shoppers did not respond well to the new policy, and the company's shares suffered as a result.

What didn't work

•  Stock selection in the energy sector was negative for performance.

  – Our largest detractor, Ultra Petroleum has struggled with falling natural gas prices. We view the company as an undervalued asset whose significant natural gas reserves will command higher prices over the longer term. Ultra has managed to earn above-cost of capital returns, despite the weak price environment. We expect the stock to recover as industry gas volumes begin to come down later in 2012 as a consequence of already-reduced rig counts in key producing regions. Additionally, Ultra should benefit from its ability to convert to liquid natural gas (LNG) for export to Europe.

  – Shares of Hess Corp. declined along with much of the energy sector as crude oil prices fell during the 12 months. It has certainly been "risk-off" within energy, and the E&P (energy and power) stocks have underperformed. Hess has been hit by a confluence of bad luck so far this year—bad weather in the Bakken, a fire at BP-operated Valhall field in the North Sea, and the implosion of Libya—which means they missed production guidance for 2011. We believe most of the volumes will come back in 2012, and that the Bakken economics are better than the market assumes. Also, a recent discovery in Ghana (near the Tullow/Anadarko block) could potentially add significant value to Hess.

•  Several stock positions detracted from relative performance during the 12 months.

  – Celanese Corp. was a negative performer during the period. The company manufactures and sells value-added chemicals, thermoplastic polymers and other chemical-based products. Celanese's proprietary synthetic ethanol is under pressure from corn-based ethanol, which receives government subsidies. However, we believe that Celanese's ethanol technology is more insulated from macroeconomic headwinds, and we have doubts about the long-term sustainability of the subsidies. Therefore, we continue to hold the stock.

UBS U.S. Equity Alpha Fund

  – NII Holdings Inc. was also a large stock detractor after the Latin America wireless company reported disappointing results and guidance. The market has been concerned over the company's 3G network build-out and the deterioration of Latin America currencies. We believe both these fears are overdone. The competition in Brazil has sharpened, but the market is now pricing in excessively pessimistic scenarios. We believe the valuation for NII Holdings is very attractive, and we continue to hold the stock. (For details, see "Portfolio highlights.")

•  Some of the financial stocks held in the Fund made a negative contribution during the 12-month period. Morgan Stanley and Citigroup, among others, faced headwinds regarding concerns about potential future banking regulations. Investors worried the banks would not be able to earn their cost of capital. At the end of the period, the Barclays settlement put the spotlight back onto global financial regulation. Fears about the crisis in Europe also constrained financial stocks. We believe both banks have strong balance sheets and multiple attractive business lines. Morgan Stanley currently has a better tangible book value than it has had in recent years, while Citigroup benefits from its powerful global and emerging market transaction processing business.

Portfolio highlights

•  Skyworks is a wireless semiconductor company that has benefitted from the rapid growth of smart phones. The company specializes in designing chips used for mobile phones and other wireless devices. Samsung, Apple and other wireless device providers continue to perform well and their performance continues to benefit their suppliers, including Skyworks. We believe Skyworks' technology will become an increasingly larger portion of the content in wireless devices, and should be boosted by further transitions to 3G and 4G networks.

•  Amazon.com serves consumers through its retail websites and focuses on selection, price, and convenience. We believe the company will sustain its high revenue growth rate due to increased numbers of Amazon Prime customers, who demonstrate very high repeat purchase patterns, and through the expansion of Amazon Prime benefits (most recently free video streaming). We believe the company will increase the number of product lines served and increase delivery speed through the expansion of its fulfillment network. Amazon is well-positioned to defend its physical media business (books, music and movies) and will continue to innovate with its dedicated book reader, the Kindle. As Amazon gains scale across its businesses, operating margins should gradually increase.

•  Halliburton is a provider of services and products to the energy industry related to the exploration, development and production of oil and natural gas. The company serves national and independent oil and natural gas companies worldwide, and operates in two segments: Completion and Production and Drilling and Evaluation. Following the settlement of class action asbestos claims against the company, Halliburton management has successfully focused on improving energy service operations. The company has seen a considerable improvement in energy service margins while gaining market share in recent years. We expect Halliburton to manage the downturn better than its peers.

•  NII Holdings provides wireless communication services under the Nextel brand name to businesses and individuals in Mexico, Brazil, Argentina, Peru and Chile. Although the market has punished NII recently, we believe the company's 3G network and unique position at the high end of the market should allow it to become a leader in the post-paid smartphone segment in Latin America. Cheap Android handsets will become increasingly available in the second half of 2012, and wireless data will represent the only Internet access available to many subscribers in the countries where NII operates.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for this fund can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Equity Alpha Fund

Average annual total returns for periods ended 06/30/12 (unaudited)

	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	(3.02)%	(4.08)%	(1.08)%
Class C3	(3.76)	(4.80)	(1.81)
Class Y4	(2.80)	(3.84)	(0.84)
After deducting maximum sales charge
Class A2	(8.35)%	(5.16)%	(2.04)%
Class C3	(4.72)	(4.80)	(1.81)
Russell 1000 Index[5]	4.37%	0.39%	2.73%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—2.55% and 2.04%; Class C—3.37% and 2.79%; Class Y—2.27% and 1.79%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2012, otherwise do not exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all shares of UBS U.S. Equity Alpha Fund and the index is September 26, 2006.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Equity Alpha Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Equity Alpha Fund Class A and Class Y shares versus the Russell 1000 Index from September 26, 2006, which is the inception date of the two classes, through June 30, 2012. The performance of Class C shares will vary based upon the class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Equity Alpha Fund

Top ten equity holdings (unaudited)1,2

As of June 30, 2012

Percentage of net assets
Apple, Inc.	6.7%
Amazon.com, Inc.	5.4
Time Warner, Inc.	4.1
Wells Fargo & Co.	3.7
General Dynamics Corp.	3.6
Edison International	3.5
Adobe Systems, Inc.	3.5
Illinois Tool Works, Inc.	3.3
NextEra Energy, Inc.	3.2
Kroger Co.	3.1
Total	40.1%

1  Only long positions are considered for top ten holdings.

2  Figures represent the direct investments of UBS U.S. Equity Alpha Fund. Figures would be different if a breakdown of the underlying investment company was included.

UBS U.S. Equity Alpha Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2012

Common stocks
Aerospace & defense	5.09%
Auto components	1.57
Biotechnology	3.77
Capital markets	3.18
Chemicals	3.14
Commercial banks	5.52
Commercial services & supplies	1.00
Communications equipment	1.45
Computers & peripherals	8.94
Containers & packaging	0.59
Diversified financial services	5.37
Electric utilities	6.71
Energy equipment & services	5.90
Food & staples retailing	3.79
Food products	2.97
Health care equipment & supplies	4.12
Health care providers & services	2.38
Hotels, restaurants & leisure	1.03
Household products	2.82
Insurance	2.60
Internet & catalog retail	5.36
Internet software & services	0.77
IT services	1.68
Life sciences tools & services	1.60
Machinery	3.34
Media	8.90
Multiline retail	2.57
Multi-utilities	2.26
Oil, gas & consumable fuels	5.92
Pharmaceuticals	6.08
Real estate investment trust (REIT)	3.01
Road & rail	4.90
Semiconductors & semiconductor equipment	5.65
Software	5.24
Textiles, apparel & luxury goods	1.96
Wireless telecommunication services	1.53
Total common stocks	132.71%
Investment company
SPDR S&P 500 ETF Trust	1.48
Short-term investment	0.64
Total investments before investments sold short	134.83%
Investments sold short
Common stocks
Biotechnology	(0.31)%
Capital markets	(1.54)
Chemicals	(0.33)
Commercial banks	(2.66)
Commercial services & supplies	(1.05)
Computers & peripherals	(1.16)
Consumer finance	(0.32)
Diversified financial services	(0.33)
Electric utilities	(1.10)
Gas utilities	(0.49)
Health care equipment & supplies	(1.13)
Health care providers & services	(1.08)
Hotels, restaurants & leisure	(3.67)
Industrial conglomerates	(1.08)
IT services	(0.43)
Life sciences tools & services	(0.56)
Machinery	(1.02)
Media	(2.53)
Multiline retail	(2.01)
Multi-utilities	(2.14)
Office electronics	(0.39)
Oil, gas & consumable fuels	(1.10)
Pharmaceuticals	(2.21)
Real estate investment trust (REIT)	(0.64)
Semiconductors & semiconductor equipment	(1.21)
Software	(1.82)
Specialty retail	(1.07)
Trading companies & distributors	(0.41)
Water utilities	(1.46)
Total investments sold short	(35.25)%
Total investments, net of investments sold short	99.58
Cash and other assets, less liabilities	0.42
Net assets	100.00%

1  Figures represent the direct investments of UBS U.S. Equity Alpha Fund. Figures would be different if a breakdown of the underlying investment company was included.

UBS U.S. Equity Alpha Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks: 132.71%
Aerospace & defense: 5.09%
Boeing Co.[1]	3,400	$252,620
General Dynamics Corp.[1]	9,000	593,640
		846,260
Auto components: 1.57%
Johnson Controls, Inc.[1]	9,400	260,474
Biotechnology: 3.77%
Acorda Therapeutics, Inc.*[1]	6,400	150,784
Alexion Pharmaceuticals, Inc.*[1]	1,700	168,810
Alnylam Pharmaceuticals, Inc.*	4,300	50,181
Gilead Sciences, Inc.*[1]	5,000	256,400
		626,175
Capital markets: 3.18%
Goldman Sachs Group, Inc.[1]	1,300	124,618
Invesco Ltd.[1]	7,700	174,020
Morgan Stanley[1]	15,800	230,522
		529,160
Chemicals: 3.14%
Celanese Corp., Series A1	9,000	311,580
Dow Chemical Co.[1]	6,700	211,050
		522,630
Commercial banks: 5.52%
US Bancorp[1]	9,600	308,736
Wells Fargo & Co.[1]	18,200	608,608
		917,344
Commercial services & supplies: 1.00%
Republic Services, Inc.[1]	6,300	166,698
Communications equipment: 1.45%
Juniper Networks, Inc.*[1]	14,800	241,388
Computers & peripherals: 8.94%
Apple, Inc.*[1]	1,900	1,109,600
NetApp, Inc.*[1]	4,400	140,008
SanDisk Corp.*[1]	6,500	237,120
		1,486,728
Containers & packaging: 0.59%
Rock-Tenn Co., Class A1	1,800	98,190
Diversified financial services: 5.37%
Citigroup, Inc.[1]	13,619	373,297
CME Group, Inc.[1]	500	134,055
JPMorgan Chase & Co.[1]	10,800	385,884
		893,236

	Shares	Value
Electric utilities: 6.71%
Edison International[1]	12,700	$586,740
NextEra Energy, Inc.[1]	7,700	529,837
		1,116,577
Energy equipment & services: 5.90%
Baker Hughes, Inc.[1]	3,300	135,630
Ensco PLC, Class A	5,400	253,638
Halliburton Co.[1]	4,000	113,560
McDermott International, Inc.*[1]	5,600	62,384
Noble Corp.*[1]	12,800	416,384
		981,596
Food & staples retailing: 3.79%
Kroger Co.[1]	22,400	519,456
Wal-Mart Stores, Inc.[1]	1,600	111,552
		631,008
Food products: 2.97%
Kraft Foods, Inc., Class A1	12,800	494,336
Health care equipment & supplies: 4.12%
Baxter International, Inc.[1]	4,100	217,915
Covidien PLC[1]	2,400	128,400
Hill-Rom Holdings, Inc.[1]	2,800	86,380
Medtronic, Inc.[1]	6,500	251,745
		684,440
Health care providers & services: 2.38%
HCA Holdings, Inc.[1]	6,300	191,709
UnitedHealth Group, Inc.[1]	3,500	204,750
		396,459
Hotels, restaurants & leisure: 1.03%
Starbucks Corp.[1]	3,200	170,624
Household products: 2.82%
Colgate-Palmolive Co.[1]	4,500	468,450
Insurance: 2.60%
Aflac, Inc.[1]	4,500	191,655
MetLife, Inc.[1]	7,800	240,630
		432,285
Internet & catalog retail: 5.36%
Amazon.com, Inc.*[1]	3,900	890,565
Internet software & services: 0.77%
Facebook, Inc., Class A*[1]	4,100	127,592
IT services: 1.68%
ServiceSource International, Inc.*[1]	20,200	279,770

UBS U.S. Equity Alpha Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks—(Concluded)
Life sciences tools & services: 1.60%
Bio-Rad Laboratories, Inc., Class A*[1]	1,800	$180,018
Bruker Corp.*[1]	6,400	85,184
		265,202
Machinery: 3.34%
Illinois Tool Works, Inc.[1]	10,500	555,345
Media: 8.90%
Comcast Corp., Class A1	14,400	460,368
Time Warner, Inc.[1]	17,800	685,300
Viacom, Inc., Class B1	7,100	333,842
		1,479,510
Multiline retail: 2.57%
Kohl's Corp.[1]	4,200	191,058
Macy's, Inc.[1]	6,900	237,015
		428,073
Multi-utilities: 2.26%
PG&E Corp.[1]	8,300	375,741
Oil, gas & consumable fuels: 5.92%
EOG Resources, Inc.[1]	2,300	207,253
EQT Corp.[1]	5,100	273,513
Hess Corp.[1]	5,100	221,595
Peabody Energy Corp.[1]	3,300	80,916
Ultra Petroleum Corp.*[1]	8,700	200,709
		983,986
Pharmaceuticals: 6.08%
Allergan, Inc.[1]	1,600	148,112
Hospira, Inc.*[1]	3,800	132,924
Johnson & Johnson[1]	1,900	128,364
Merck & Co., Inc.[1]	10,900	455,075
Teva Pharmaceutical Industries Ltd. ADR	3,700	145,928
		1,010,403
Real estate investment trust (REIT): 3.01%
American Campus Communities, Inc.[1]	3,100	139,438
American Capital Agency Corp.[1]	6,300	211,743
Digital Realty Trust, Inc.[1]	2,000	150,140
		501,321
Road & rail: 4.90%
Hertz Global Holdings, Inc.*[1]	32,800	419,840
Norfolk Southern Corp.[1]	5,500	394,735
		814,575

	Shares	Value
Semiconductors & semiconductor equipment: 5.65%
Atmel Corp.*[1]	38,600	$258,620
Intersil Corp., Class A1	30,000	319,500
Skyworks Solutions, Inc.*[1]	13,200	361,284
		939,404
Software: 5.24%
Adobe Systems, Inc.*[1]	17,900	579,423
Symantec Corp.*[1]	20,000	292,200
		871,623
Textiles, apparel & luxury goods: 1.96%
Coach, Inc.[1]	2,700	157,896
Ralph Lauren Corp.[1]	1,200	168,072
		325,968
Wireless telecommunication services: 1.53%
MetroPCS Communications, Inc.*[1]	16,800	101,640
NII Holdings, Inc.*[1]	15,000	153,450
		255,090
Total common stocks (cost $20,824,305)		22,068,226
Investment company: 1.48%
SPDR S&P 500 ETF Trust (cost $239,076)	1,800	245,286
Short-term investment: 0.64%
Investment company: 0.64%
UBS Cash Management Prime Relationship Fund[2] (cost $106,349)	106,349	106,349
Total investments before investments sold short: 134.83% (cost $21,169,730)		22,419,861
Investments sold short: (35.25)%
Common stocks: (35.25)%
Biotechnology: (0.31)%
Celgene Corp.	(800)	(51,328)
Capital markets: (1.54)%
Charles Schwab Corp.	(11,300)	(146,109)
Northern Trust Corp.	(1,300)	(59,826)
T. Rowe Price Group, Inc.	(800)	(50,368)
		(256,303)
Chemicals: (0.33)%
Praxair, Inc.	(500)	(54,365)

UBS U.S. Equity Alpha Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Investments sold short—(Continued)
Common stocks—(Continued)
Commercial banks: (2.66)%
Associated Banc-Corp.	(4,300)	$(56,717)
BB&T Corp.	(2,600)	(80,210)
M&T Bank Corp.	(800)	(66,056)
PNC Financial Services Group, Inc.	(2,200)	(134,442)
TCF Financial Corp.	(4,400)	(50,512)
Zions Bancorporation	(2,800)	(54,376)
		(442,313)
Commercial services & supplies: (1.05)%
Healthcare Services Group, Inc.	(3,700)	(71,706)
Pitney Bowes, Inc.	(6,900)	(103,293)
		(174,999)
Computers & peripherals: (1.16)%
Lexmark International, Inc., Class A	(2,500)	(66,450)
Seagate Technology PLC	(5,100)	(126,123)
		(192,573)
Consumer finance: (0.32)%
American Express Co.	(900)	(52,389)
Diversified financial services: (0.33)%
Bank of America Corp.	(6,600)	(53,988)
Electric utilities: (1.10)%
Hawaiian Electric Industries, Inc.	(3,400)	(96,968)
Pepco Holdings, Inc.	(4,400)	(86,108)
		(183,076)
Gas utilities: (0.49)%
Questar Corp.	(3,900)	(81,354)
Health care equipment & supplies: (1.13)%
IDEXX Laboratories, Inc.	(800)	(76,904)
Intuitive Surgical, Inc.	(200)	(110,758)
		(187,662)
Health care providers & services: (1.08)%
Humana, Inc.	(1,000)	(77,440)
Laboratory Corp. of America Holdings	(1,100)	(101,871)
		(179,311)
Hotels, restaurants & leisure: (3.67)%
Choice Hotels International, Inc.	(6,800)	(271,524)
Hyatt Hotels Corp., Class A	(2,700)	(100,332)
Starwood Hotels & Resorts Worldwide, Inc.	(4,500)	(238,680)
		(610,536)

	Shares	Value
Industrial conglomerates: (1.08)%
Tyco International Ltd.	(3,400)	$(179,690)
IT services: (0.43)%
Cognizant Technology Solutions Corp., Class A	(1,200)	(72,000)
Life sciences tools & services: (0.56)%
Mettler-Toledo International, Inc.	(600)	(93,510)
Machinery: (1.02)%
AGCO Corp.	(3,700)	(169,201)
Media: (2.53)%
Discovery Communications, Inc., Class A	(2,100)	(113,400)
Gannett Co., Inc.	(10,900)	(160,557)
Lamar Advertising Co., Class A	(5,100)	(145,860)
		(419,817)
Multiline retail: (2.01)%
Dollar General Corp.	(4,000)	(217,560)
JC Penney Co., Inc.	(5,000)	(116,550)
		(334,110)
Multi-utilities: (2.14)%
Consolidated Edison, Inc.	(1,600)	(99,504)
Integrys Energy Group, Inc.	(1,600)	(90,992)
MDU Resources Group, Inc.	(3,700)	(79,957)
TECO Energy, Inc.	(4,700)	(84,882)
		(355,335)
Office electronics: (0.39)%
Xerox Corp.	(8,300)	(65,321)
Oil, gas & consumable fuels: (1.10)%
ConocoPhillips	(600)	(33,528)
Pioneer Natural Resources Co.	(1,700)	(149,957)
		(183,485)
Pharmaceuticals: (2.21)%
Eli Lilly & Co.	(5,000)	(214,550)
Perrigo Co.	(1,300)	(153,309)
		(367,859)
Real estate investment trust (REIT): (0.64)%
AvalonBay Communities, Inc.	(400)	(56,592)
Equity Residential	(800)	(49,888)
		(106,480)

UBS U.S. Equity Alpha Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
Semiconductors & semiconductor equipment: (1.21)%
Intel Corp.	(1,600)	$(42,640)
KLA-Tencor Corp.	(1,800)	(88,650)
Teradyne, Inc.	(5,000)	(70,300)
		(201,590)
Software: (1.82)%
BMC Software, Inc.	(2,900)	(123,772)
Compuware Corp.	(7,400)	(68,746)
Red Hat, Inc.	(900)	(50,832)
Synopsys, Inc.	(2,000)	(58,860)
		(302,210)
Specialty retail: (1.07)%
CarMax, Inc.	(2,100)	(54,474)
Staples, Inc.	(5,200)	(67,860)
Williams-Sonoma, Inc.	(1,600)	(55,952)
		(178,286)

	Shares	Value
Trading companies & distributors: (0.41)%
Fastenal Co.	(1,700)	$(68,527)
Water utilities: (1.46)%
American Water Works Co., Inc.	(3,900)	(133,692)
Aqua America, Inc.	(4,400)	(109,824)
		(243,516)
Total investments sold short (proceeds $5,197,819)		(5,861,134)
Total investments, net of investments sold short: 99.58%		16,558,727
Cash and other assets, less liabilities: 0.42%		70,005
Net assets: 100.00%		$16,628,732

Notes to portfolio of investments

Aggregate cost for federal income tax purposes before investments sold short, was $21,516,004; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,665,069
Gross unrealized depreciation	(1,761,212)
Net unrealized appreciation of investments	$903,857

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 79. Portfolio footnotes begin on page 52.

UBS U.S. Equity Alpha Fund

Portfolio of investments

June 30, 2012

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$22,068,226	$—	$—	$22,068,226
Common stocks sold short	(5,861,134)	—	—	(5,861,134)
Investment company	245,286	—	—	245,286
Short-term investment	—	106,349	—	106,349
Total	$16,452,378	$106,349	$—	$16,558,727

Portfolio footnotes

*  Non-income producing security.

1  All or a portion of these securities have been delivered to cover open short positions.

2  The table below details the Fund's investment in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/11	Purchases during the year ended 06/30/12	Sales during the year ended 06/30/12	Value 06/30/12	Net income earned from affiliate for the year ended 06/30/12
UBS Cash Management Prime Relationship Fund	$221,096	$13,243,071	$13,357,818	$106,349	$275

See accompanying notes to financial statements.

UBS U.S. Equity Opportunity Fund

Portfolio performance

For the 12 months ended June 30, 2012, Class A shares of UBS U.S. Equity Opportunity Fund (the "Fund") declined 5.33% (Class A shares declined 10.51% after the deduction of the maximum sales charge), while Class Y shares declined 5.14%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 4.37% over the same time period. For comparison purposes, the Russell 1000 Value Index returned 3.01%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 56; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The past 12 months have seen rapid shifts between lower risk environments and higher volatility periods. Macro-economic concerns hindered the markets, making it a challenging time to be an active manager. Headwinds included fears of slower growth in China, the ongoing crisis in the Eurozone, a spike in correlations between stocks and the uncertainty surrounding the US fiscal cliff and the presidential election. Faced with such uncertainty, many investors ignored company fundamentals in favor of short-term news. Thus, it was difficult to add value through forward-looking analysis.

The Fund's underperformance was primarily due to stock selection decisions.

Portfolio performance summary1

What worked

•  Several of the Fund's information technology stocks contributed strongly to Fund performance.

  – The Fund's holding in Apple continues to be a major contributor to performance. Despite the passing of Steve Jobs, the company continues to roll out advancements in their current product line: the new iPad and new Apple TV went on sale in March, while the iPhone 5 is expected to launch in the second half of 2012—and it is rumored to have a larger screen than current iPhones.

  – The Fund's position in Skyworks was also a large contributor to performance. Skyworks is a wireless semiconductor company that has benefitted from the rapid growth of smart phones. The company specializes in designing chips used for mobile phones and other wireless devices. The company reported strong fourth quarter earnings and provided solid guidance for 2012. Samsung, Apple and other wireless device providers continue to perform well, and their performance continues to benefit their suppliers, including Skyworks Solutions. We believe the company is well-positioned for the launch of the iPhone 5. (For details, see "Portfolio highlights.")

•  Stock selection in the biotechnology industry group made the largest positive contribution to Fund performance. This industry group includes some risks, as well as the potential for significant upside. A wealth of new developments and technologies has made this a golden age for biotech. Several of the Fund's stocks in this group outperformed during the past year.

•  Comcast, Amazon.com and American Capital Agency were top contributors to active performance.

  – Shares of Comcast were up based on the company's solid cable segment growth, combined with the many improvements at NBCUniversal. Comcast delivers a well-diversified and stable cash flow for investors. We believe the management team is executing well and the franchise is strong. Both Comcast's on-demand function and Xfinity, the company's go-anywhere app, are gaining traction.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Equity Opportunity Fund

  – Amazon.com was a strong performer during the 12 months. After the company reported revenue and earnings that topped expectations, its share price rose 16% in one day. Amazon.com is benefitting from strong consumer demand for the Kindle Fire, as well as a large increase in sales for outside vendors through its website. We believe the company is rapidly expanding and investing in its business for the long term, rather than seeking immediate profit. (For details, see "Portfolio highlights.")

  – The Fund's position in American Capital Agency was successful during the period. High-yielding mortgage REITs performed admirably in 2012, taking advantage of low interest rates to boost earnings and increase dividends. We believe American Capital is one of the best-managed agency mortgage REITS. With prepayment speeds well below industry averages, modest leverage and attractive interest rate spreads, we believe American Capital will be able to invest at returns, well above its cost of capital, for the foreseeable future. (For details, see "Portfolio highlights.")

What didn't work

•  Stock selection in the energy sector was negative for performance.

  – Our largest detractor was Ultra Petroleum. While Ultra has managed to earn above-cost of capital returns despite the weak price environment, we remain concerned over the short-term direction of natural gas prices. We exited from this position during the review period, but will remain on the sidelines until we see a more attractive entry point.

  – Peabody Energy, a coal producer, was also hurt by low natural gas prices. Peabody produces Powder River Basin coal, which is currently more expensive than natural gas.

  – Shares of Hess Corp. declined along with much of the energy sector as crude oil prices fell during the 12 months. It has certainly been "risk-off" within energy, and the E&P (energy and power) stocks have underperformed. Hess has been hit by a confluence of bad luck so far this year—bad weather in the Bakken, a fire at BP-operated Valhall field in the North Sea and the implosion of Libya—which means that they missed production guidance for 2011. We believe most of the volumes will come back in 2012, and that the Bakken economics are better than the market assumes. Also, a recent discovery in Ghana (near the Tullow/Anadarko block) could potentially add significant value to Hess.

•  Hertz Global Holdings was one of the main detractors from Fund performance during the period. Rumors continued that Hertz Holdings is considering a purchase of Dollar Thrifty, and that the regulatory review is still underway. Dollar Thrifty has traded higher on reports that the company cancelled some investor meetings. This has fueled renewed speculation that Hertz may buy Dollar Thrifty. (For details, see "Portfolio highlights.")

•  Several stock positions detracted from relative performance during the 12 months. Notably, Celanese Corp. was a negative performer during the period. The company manufactures and sells value-added chemicals, thermoplastic polymers and other chemical-based products. Celanese's proprietary synthetic ethanol is under pressure from corn-based ethanol, which receives government subsidies. However, we believe Celanese's ethanol technology is more insulated from macroeconomic headwinds, and we have doubts about the long-term sustainability of the subsidies. Therefore, we continue to hold the stock.

Portfolio highlights

•  Skyworks is a wireless semiconductor company that has benefitted from the rapid growth of smart phones. The company specializes in designing chips used for mobile phones and other wireless devices. Samsung, Apple and other wireless device providers continue to perform well and their performance continues to benefit their

UBS U.S. Equity Opportunity Fund

suppliers, including Skyworks. We believe Skyworks' technology will become an increasingly larger portion of the content in wireless devices, and should be boosted by further transitions to 3G and 4G networks.

•  Amazon.com serves consumers through its retail websites and focuses on selection, price and convenience. We believe the company will sustain its high revenue growth rate due to increased numbers of Amazon Prime customers, who demonstrate very high repeat purchase patterns, and through the expansion of Amazon Prime benefits (most recently free video streaming). We believe the company will increase the number of product lines served and increase delivery speed through the expansion of its fulfillment network. Amazon is well-positioned to defend its physical media business (books, music and movies) and will continue to innovate with its dedicated book reader, the Kindle. As Amazon gains scale across its businesses, operating margins should gradually increase.

•  American Capital Agency is a real estate investment trust that invests in residential mortgage pass-through securities and collateralized mortgage obligations on a leveraged basis. These investments consist of securities whose principal and interest payments are guaranteed by US government-sponsored entities such as Fannie Mae and Freddie Mac, or Ginnie Mae. We believe the company can continue to deploy capital at attractive levels and provide a strong dividend yield, which is currently about 17%. Additionally, with the stock trading at only a modest premium to book value, we believe there is limited downside.

•  Hertz Global Holdings is a worldwide car rental brand operating from approximately 8,500 locations in 146 countries. We think the market underappreciates several key factors in the valuation of Hertz. First, the auto rental industry has undergone significant change in the past decade, which should allow it to operate more efficiently and rationally. Additionally, recent industry consolidation has altered the underlying supply and pricing environments favorably. Finally, Hertz has a solid management team that was put into place by private equity. We expect these factors to improve margins, create top line opportunities through pricing and allow for returns to meet or exceed the weighted average cost of capital. As these changes become apparent to investors, Hertz's share price should more accurately reflect its value.

Important notice about your fund

As of December 30, 2011, the name and investment policy of UBS U.S. Large Cap Value Equity Fund (the "Fund") have changed. The purpose of these changes is to broaden and diversify the Fund's opportunity set, and provide greater potential for better risk-adjusted returns for the Fund as a whole. The Fund is now known as UBS U.S. Equity Opportunity Fund, and its benchmark has changed from the Russell 1000 Value Index to the Russell 1000 Index. The investment universe has been expanded to provide the Fund with a greater opportunity to invest in foreign securities and securities with smaller market capitalizations when market conditions warrant such investments. Please see the Fund's revised prospectus for additional details.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Equity Opportunity Fund

Average annual total returns for periods ended 06/30/12 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(5.33)%	(5.50)%	3.37%
Class C2	(6.07)	(6.18)	2.61
Class Y3	(5.14)	(5.23)	3.65
After deducting maximum sales charge
Class A1	(10.51)%	(6.57)%	2.78%
Class C2	(7.01)	(6.18)	2.61
Russell 1000 Index[4,6]	4.37%	0.39%	5.72%
Russell 1000 Value Index[5,6]	3.01	(2.19)	5.28

The annualized gross and net expense ratios, respectively, for each class of shares as in the December 30, 2011 prospectuses were as follows: Class A—1.62% and 1.21%; Class C—2.41% and 1.96%; Class Y—1.49% and 0.96%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2013, do not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Russell 1000 Value Index is designed to measure the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

6  Effective December 30, 2011, the Fund's benchmark changed from the Russell 1000 Value Index to the Russell 1000 Index, in light of the investment strategies employed in pursuit of the Fund's investment objective.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Equity Opportunity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Equity Opportunity Fund Class A and Class Y shares versus the Russell 1000 Index and the Russell 1000 Value Index over the 10 years ended June 30, 2012. The performance of Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Equity Opportunity Fund

Top ten equity holdings (unaudited)1

As of June 30, 2012

Percentage of net assets
Apple, Inc.	9.3%
Amazon.com, Inc.	5.1
Adobe Systems, Inc.	3.6
American Capital Agency Corp.	3.5
Skyworks Solutions, Inc.	3.4
Comcast Corp., Class A	3.3
Dow Chemical Co.	3.3
Time Warner, Inc.	3.1
Telenor ASA	3.0
Wells Fargo & Co.	3.0
Total	40.6%

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2012

Common stocks
Aerospace & defense	2.35%
Auto components	1.81
Biotechnology	4.46
Capital markets	4.18
Chemicals	4.94
Commercial banks	2.95
Communications equipment	2.04
Computers & peripherals	11.29
Diversified consumer services	1.50
Diversified financial services	4.93
Diversified telecommunication services	2.96
Electronic equipment, instruments & components	1.88
Energy equipment & services	3.24
Health care equipment & supplies	1.91
Health care providers & services	0.55
Insurance	4.77
Internet & catalog retail	5.07
Internet software & services	0.76
Life sciences tools & services	1.78
Media	6.47
Oil, gas & consumable fuels	5.67
Real estate investment trust (REIT)	3.53
Road & rail	2.66
Semiconductors & semiconductor equipment	6.07
Software	3.61
Textiles, apparel & luxury goods	5.99
Total common stocks	97.37%
Investment company
SPDR S&P 500 ETF Trust	1.13
Short-term investment	1.41
Investment of cash collateral from securities loaned	2.93
Total investments	102.84%
Liabilities, in excess of cash and other assets	(2.84)
Net assets	100.00%

1  Figures represent the direct investments of UBS U.S. Equity Opportunity Fund. Figures would be different if a breakdown of the underlying investment company was included.

UBS U.S. Equity Opportunity Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks: 97.37%
Aerospace & defense: 2.35%
General Dynamics Corp.	14,600	$963,016
Auto components: 1.81%
Johnson Controls, Inc.	26,700	739,857
Biotechnology: 4.46%
Acorda Therapeutics, Inc.*	48,600	1,145,016
Aegerion Pharmaceuticals, Inc.*[1]	13,000	192,920
Alnylam Pharmaceuticals, Inc.*	19,400	226,398
Ligand Pharmaceuticals, Inc., Class B*	15,400	260,876
		1,825,210
Capital markets: 4.18%
Invesco Ltd.	37,800	854,280
Morgan Stanley	58,700	856,433
		1,710,713
Chemicals: 4.94%
Celanese Corp., Series A	19,500	675,090
Dow Chemical Co.	42,800	1,348,200
		2,023,290
Commercial banks: 2.95%
Wells Fargo & Co.	36,200	1,210,528
Communications equipment: 2.04%
Juniper Networks, Inc.*	51,200	835,072
Computers & peripherals: 11.29%
Apple, Inc.*	6,500	3,796,000
NetApp, Inc.*	26,100	830,502
		4,626,502
Diversified consumer services: 1.50%
Regis Corp.	34,300	616,028
Diversified financial services: 4.93%
Citigroup, Inc.	37,854	1,037,578
JPMorgan Chase & Co.	27,470	981,503
		2,019,081
Diversified telecommunication services: 2.96%
Telenor ASA	72,629	1,211,273
Electronic equipment, instruments & components: 1.88%
Hollysys Automation Technologies Ltd.*[1]	90,200	768,504
Energy equipment & services: 3.24%
Baker Hughes, Inc.	18,100	743,910
McDermott International, Inc.*	52,400	583,736
		1,327,646

	Shares	Value
Health care equipment & supplies: 1.91%
Baxter International, Inc.	14,700	$781,305
Health care providers & services: 0.55%
Centene Corp.*	7,500	226,200
Insurance: 4.77%
MetLife, Inc.	28,700	885,395
Ping An Insurance Group Co. of China Ltd., H Shares	132,700	1,070,846
		1,956,241
Internet & catalog retail: 5.07%
Amazon.com, Inc.*	9,100	2,077,985
Internet software & services: 0.76%
Facebook, Inc., Class A*[1]	10,000	311,200
Life sciences tools & services: 1.78%
Bio-Rad Laboratories, Inc., Class A*	7,300	730,073
Media: 6.47%
Comcast Corp., Class A	42,800	1,368,316
Time Warner, Inc.	33,300	1,282,050
		2,650,366
Oil, gas & consumable fuels: 5.67%
EQT Corp.	12,600	675,738
Gazprom OAO ADR	81,800	774,329
Hess Corp.	12,700	551,815
Peabody Energy Corp.	13,100	321,212
		2,323,094
Real estate investment trust (REIT): 3.53%
American Capital Agency Corp.	43,000	1,445,230
Road & rail: 2.66%
Hertz Global Holdings, Inc.*	85,000	1,088,000
Semiconductors & semiconductor equipment: 6.07%
Broadcom Corp., Class A*	32,700	1,105,260
Skyworks Solutions, Inc.*	50,400	1,379,448
		2,484,708
Software: 3.61%
Adobe Systems, Inc.*	45,700	1,479,309
Textiles, apparel & luxury goods: 5.99%
Coach, Inc.	12,400	725,152
Lululemon Athletica, Inc.*	14,400	858,672
Ralph Lauren Corp.	6,200	868,372
		2,452,196
Total common stocks (cost $39,835,627)		39,882,627

UBS U.S. Equity Opportunity Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Investment company: 1.13%
SPDR S&P 500 ETF Trust (cost $461,448)	3,400	$463,318
Short-term investment: 1.41%
Investment company: 1.41%
UBS Cash Management Prime Relationship Fund[2] (cost $577,073)	577,073	577,073

	Shares	Value
Investment of cash collateral from securities loaned: 2.93%
UBS Private Money Market Fund LLC[2] (cost $1,201,460)	1,201,460	$1,201,460
Total investments: 102.84% (cost $42,075,608)		42,124,478
Liabilities, in excess of cash and other assets: (2.84)%		(1,164,298)
Net assets: 100.00%		$40,960,180

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $42,369,772; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$3,775,801
Gross unrealized depreciation	(4,021,095)
Net unrealized depreciation of investments	$(245,294)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 79. Portfolio footnotes begin on page 60.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$36,826,179	$3,056,448	$—	$39,882,627
Investment company	463,318	—	—	463,318
Short-term investment	—	577,073	—	577,073
Investment of cash collateral from securities loaned	—	1,201,460	—	1,201,460
Total	$37,289,497	$4,834,981	$—	$42,124,478

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2012.

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/11	Purchases during the year ended 06/30/12	Sales during the year ended 06/30/12	Value 06/30/12	Net income earned from affiliate for the year ended 06/30/12
UBS Cash Management Prime Relationship Fund	$406,762	$16,455,223	$16,284,912	$577,073	$1,132
UBS Private Money Market Fund LLC[a]	2,040,331	22,504,592	23,343,463	1,201,460	310
	$2,447,093	$38,959,815	$39,628,375	$1,778,533	$1,442

a  The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Portfolio performance

For the 12 months ended June 30, 2012, Class A shares of UBS U.S. Large Cap Equity Fund (the "Fund") declined 2.47% (Class A shares declined 7.85% after the deduction of the maximum sales charge), while Class Y shares declined 2.23%. The Fund's benchmark, the Russell 1000 Index (the "Index"), returned 4.37% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 64; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The past 12 months have seen rapid shifts between lower risk environments and higher volatility periods. Macro-economic concerns hindered the markets, making it a challenging time to be an active manager. Headwinds included fears of slower growth in China, the ongoing crisis in the Eurozone, a spike in correlations between stocks, and the uncertainty surrounding the US fiscal cliff and the presidential election. Faced with such uncertainty, many investors ignored company fundamentals in favor of short-term news. Thus, it was difficult to add value through forward-looking analysis.

The Fund's underperformance was due primarily to stock selection decisions.

Portfolio performance summary1

What worked

•  Stock selection in the biotechnology industry group made the largest positive contribution to Fund performance. This industry group includes some risks, as well as the potential for significant upside. A wealth of new developments and technologies has made this a golden age for biotech. Several of the Fund's stocks in this group outperformed during the past year.

  – Pharmasset was by far the major contributor to Fund performance during the 12 months. The company's positive drug trials increased conviction for its hepatitis C virus inhibitor. Shares were up strongly after Gilead, the largest maker of HIV medicines, agreed to buy Pharmasset at a significant premium in the fourth quarter of 2011. We sold Pharmasset after the bid by Gilead was announced at a substantial premium to current prices; We subsequently purchased Gilead as we believe they will benefit from Pharmasset's established pipeline. Gilead's purchase shows that the company is intent on becoming the leader in hepatitis medicines.

  – At the end of the reporting period, Amylin Pharmaceuticals announced its sale to Bristol-Myers Squibb for $31.00 per share in cash, or roughly $5.3 billion. Rumors had persisted that the company, which develops diabetes drugs, was a prime takeover target, and the stock traded higher on the news. We exited our position in Amylin following the takeover bid from Bristol-Meyers, near our estimate of fair value. (For details, see "Portfolio highlights.")

  – Alexion Pharmaceuticals was a top performer for the period, primarily due to strong sales growth for its hematology treatment, Soliris. We believe Alexion will continue to surprise the market with better-than-expected earnings growth and new indications for Soliris.

•  Several of the Fund's information technology stocks were positive for relative performance.

  – The Fund's holding in Apple continues to be a major contributor to performance. Despite the passing of Steve Jobs, the company continues to roll out advancements in their current product line: the new iPad and new

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Large Cap Equity Fund

Apple TV went on sale in March, while the iPhone 5 is expected to launch in the second half of 2012—and it is rumored to have a larger screen than current iPhones.

  – Skyworks Solutions Inc. has also been a large stock contributor. Skyworks is a wireless semiconductor company that has benefitted from the rapid growth of smart phones. The company specializes in designing chips used for mobile phones and other wireless devices. The company reported strong fourth quarter earnings and provided solid guidance for 2012. Samsung, Apple and other wireless device providers continue to perform well, and their performance continues to benefit their suppliers, including Skyworks Solutions.

•  Stock selection in the banking industry group was successful during the 12 months. Wells Fargo and U.S. Bancorp benefited from their strong balance sheets, as well as from lower exposure to Europe than their peers. Stabilizing prices in the housing market also helped these bank stocks outperform. (For details, see "Portfolio highlights.")

•  Comcast was a top contributor to active performance. Shares of Comcast were up based on the company's solid cable segment growth, combined with the many improvements at NBCUniversal. Comcast delivers a well-diversified and stable cash flow for investors. We believe the management team is executing well and the franchise is strong. Both Comcast's on-demand function and Xfinity, the company's go-anywhere app, are gaining traction.

What didn't work

•  The financial stocks held in the Fund made a negative contribution during the 12-month period. Morgan Stanley and Citigroup, among others, faced headwinds from concerns about potential future banking regulations. Investors worried that the banks would not be able to earn their cost of capital. At the end of the period, the Barclays settlement turned the spotlight back on global financial regulation. Fears about the crisis in Europe also constrained financial stocks. We believe that both banks have strong balance sheets and multiple attractive business lines. Morgan Stanley has a better tangible book value than in recent years, and Citigroup benefits from its powerful global and emerging markets transaction processing business. (For details, see "Portfolio highlights.")

•  Stock selection in the energy sector was negative for performance.

  – Our largest detractor, Ultra Petroleum has struggled with falling natural gas prices. We view the company as an undervalued asset whose significant natural gas reserves will command higher prices over the longer term. Ultra has managed to earn above-cost of capital returns, despite the weak price environment. We expect the stock to recover as industry gas volumes begin to come down later in 2012 as a consequence of already-reduced rig counts in key producing regions. Additionally, Ultra should benefit from its ability to convert to liquid natural gas (LNG) for export to Europe.

  – Peabody Energy, a coal producer, was also hurt by low natural gas prices. Peabody produces Powder River Basin coal, which is currently more expensive than natural gas.

  – Shares of Hess Corp. declined along with much of the energy sector as crude oil prices fell during the 12 months. It has certainly been "risk-off" within energy, and the E&P (energy and power) stocks have underperformed. Hess has been hit by a confluence of bad luck so far this year—bad weather in the Bakken, a fire at BP-operated Valhall field in the North Sea and the implosion of Libya—which means they missed production guidance for 2011. We believe most of the volumes will come back in 2012, and that the Bakken economics are better than the market assumes. Also, a recent discovery in Ghana (near the Tullow/Anadarko block) could potentially add significant value to Hess.

UBS U.S. Large Cap Equity Fund

•  Several stock positions detracted from relative performance during the 12 months. Notably, Celanese Corp. was a negative performer during the period. The company manufactures and sells value-added chemicals, thermoplastic polymers and other chemical-based products. Celanese's proprietary synthetic ethanol is under pressure from corn-based ethanol, which receives government subsidies. However, we believe Celanese's ethanol technology is more insulated from macroeconomic headwinds, and we have doubts about the long-term sustainability of the subsidies. Therefore, we continue to hold the stock.

•  The Fund was hindered by its underweight positions in defensive sectors such as consumer staples and telecommunications. Several companies within these sectors benefited from a pronounced flight-to-quality during the market volatility that characterized the period. It seems investors appear willing to pay almost any price for the perception of safety. The Fund's reduced exposure to these names negatively impacted relative returns.

Portfolio highlights

•  Amylin Pharmaceuticals has developed a series of drugs for the treatment of diabetes. This made the company very attractive to larger companies within the industry. Bristol-Myers Squibb's original bid of $22 a share in cash was rejected by Amylin as too low. Takeover rumors persisted, with other potential suitors in the mix, until Bristol-Myers came back with a higher offer that Amylin accepted.

•  Skyworks is a wireless semiconductor company that has benefitted from the rapid growth of smart phones. The company specializes in designing chips used for mobile phones and other wireless devices. Samsung, Apple and other wireless device providers continue to perform well and their performance continues to benefit their suppliers, including Skyworks. We believe Skyworks' technology will become an increasingly larger portion of the content in wireless devices, and should be boosted by further transitions to 3G and 4G networks.

•  Wells Fargo operates in three segments: Community Banking, Wholesale Banking, and Wealth Brokerage and Retirement. We believe the company will experience above-peer profitability and earnings growth over the next several years as a result of solid revenue growth, improving expense leverage and declining credit costs. We expect revenue growth to be driven by a combination of leveraging the underutilized Wachovia franchise, solid earning asset growth and an improving net interest margin. We also believe the company will aggressively manage capital via a combination of increased dividends and share repurchases.

•  Citigroup continues to execute its plan to rationalize its balance sheet, wind down Citi Holdings, engineer expense reductions, improve liquidity and capital metrics, and take market share in its core businesses (Regional Consumer Banking, Securities & Banking and Global Transaction Services). Management is focused on eliminating 4% to 5% of total expenses ($2.5 to $3.0 billion) annually, which will benefit operating leverage. We believe revenue growth will be driven by Citigroup's strong positions in emerging markets consumer banking, global transaction services and global investment banking.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Large Cap Equity Fund

Average annual total returns for periods ended 06/30/12 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(2.47)%	(3.09)%	4.13%
Class C2	(3.28)	(3.81)	3.37
Class Y3	(2.23)	(2.82)	4.43
After deducting maximum sales charge
Class A1	(7.85)%	(4.18)%	3.55%
Class C2	(4.24)	(3.81)	3.37
Russell 1000 Index[4]	4.37%	0.39%	5.72%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—1.19% and 1.20%; Class C—2.00% and 1.95%; Class Y—0.94% and 0.95%. Net expenses reflect fee waivers and/or expense reimbursements/recoupments, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2012, do not exceed 1.20% for Class A shares, 1.95% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Large Cap Equity Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Large Cap Equity Fund Class A and Class Y shares versus the Russell 1000 Index over the 10 years ended June 30, 2012. The performance of Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Large Cap Equity Fund

Top ten equity holdings (unaudited)

As of June 30, 2012

Percentage of net assets
Apple, Inc.	5.2%
Wells Fargo & Co.	3.1
Hertz Global Holdings, Inc.	2.2
Adobe Systems, Inc.	2.2
Citigroup, Inc.	2.1
JPMorgan Chase & Co.	2.1
Illinois Tool Works, Inc.	2.0
General Dynamics Corp.	2.0
Exxon Mobil Corp.	2.0
Norfolk Southern Corp.	1.9
Total	24.8%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2012

Common stocks
Aerospace & defense	3.68%
Auto components	0.85
Biotechnology	4.03
Capital markets	2.53
Chemicals	2.74
Commercial banks	4.78
Communications equipment	0.92
Computers & peripherals	7.25
Containers & packaging	0.60
Diversified financial services	5.27
Electric utilities	2.48
Energy equipment & services	5.73
Health care equipment & supplies	2.59
Health care providers & services	2.88
Hotels, restaurants & leisure	1.01
Household products	1.51
Insurance	2.22
Internet & catalog retail	1.69
Internet software & services	0.80
IT services	1.58
Life sciences tools & services	1.13
Machinery	2.03
Media	4.60
Multiline retail	2.37
Multi-utilities	1.20
Oil, gas & consumable fuels	5.86
Paper & forest products	0.60
Pharmaceuticals	5.07
Real estate investment trust (REIT)	2.49
Road & rail	4.15
Semiconductors & semiconductor equipment	4.77
Software	3.63
Textiles, apparel & luxury goods	2.54
Tobacco	1.53
Wireless telecommunication services	1.46
Total common stocks	98.57%
Short-term investment	1.29
Investment of cash collateral from securities loaned	3.00
Total investments	102.86%
Liabilities, in excess of cash and other assets	(2.86)
Net assets	100.00%

UBS U.S. Large Cap Equity Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks: 98.57%
Aerospace & defense: 3.68%
Boeing Co.	45,300	$3,365,790
General Dynamics Corp.	62,100	4,096,116
		7,461,906
Auto components: 0.85%
Johnson Controls, Inc.	62,300	1,726,333
Biotechnology: 4.03%
Acorda Therapeutics, Inc.*	66,800	1,573,808
Alexion Pharmaceuticals, Inc.*	17,600	1,747,680
Alnylam Pharmaceuticals, Inc.*	55,700	650,019
Cubist Pharmaceuticals, Inc.*	30,300	1,148,673
Gilead Sciences, Inc.*	59,500	3,051,160
		8,171,340
Capital markets: 2.53%
Invesco Ltd.	107,700	2,434,020
Morgan Stanley	185,000	2,699,150
		5,133,170
Chemicals: 2.74%
Celanese Corp., Series A	71,500	2,475,330
Dow Chemical Co.	98,200	3,093,300
		5,568,630
Commercial banks: 4.78%
US Bancorp	107,300	3,450,768
Wells Fargo & Co.	186,700	6,243,248
		9,694,016
Communications equipment: 0.92%
Juniper Networks, Inc.*	113,900	1,857,709
Computers & peripherals: 7.25%
Apple, Inc.*	17,900	10,453,600
NetApp, Inc.*	58,200	1,851,924
SanDisk Corp.*	65,800	2,400,384
		14,705,908
Containers & packaging: 0.60%
Rock-Tenn Co., Class A	22,500	1,227,375
Diversified financial services: 5.27%
Citigroup, Inc.	157,530	4,317,897
CME Group, Inc.	8,000	2,144,880
JPMorgan Chase & Co.	118,500	4,234,005
		10,696,782

	Shares	Value
Electric utilities: 2.48%
Edison International	53,100	$2,453,220
NextEra Energy, Inc.	37,600	2,587,256
		5,040,476
Energy equipment & services: 5.73%
Baker Hughes, Inc.	58,000	2,383,800
Ensco PLC, Class A	51,600	2,423,652
Halliburton Co.	69,300	1,967,427
McDermott International, Inc.*	206,300	2,298,182
Noble Corp.*	78,500	2,553,605
		11,626,666
Health care equipment & supplies: 2.59%
Baxter International, Inc.	48,000	2,551,200
Medtronic, Inc.	70,000	2,711,100
		5,262,300
Health care providers & services: 2.88%
Centene Corp.*	37,700	1,137,032
HCA Holdings, Inc.	84,400	2,568,292
UnitedHealth Group, Inc.	36,600	2,141,100
		5,846,424
Hotels, restaurants & leisure: 1.01%
Starbucks Corp.	38,300	2,042,156
Household products: 1.51%
Colgate-Palmolive Co.	29,500	3,070,950
Insurance: 2.22%
Lincoln National Corp.	99,700	2,180,439
MetLife, Inc.	75,500	2,329,175
		4,509,614
Internet & catalog retail: 1.69%
Amazon.com, Inc.*	15,000	3,425,250
Internet software & services: 0.80%
Facebook, Inc., Class A*[1]	51,900	1,615,128
IT services: 1.58%
Fidelity National Information Services, Inc.	36,800	1,254,144
ServiceSource International, Inc.*[1]	140,400	1,944,540
		3,198,684
Life sciences tools & services: 1.13%
Bio-Rad Laboratories, Inc., Class A*	16,600	1,660,166
Bruker Corp.*	47,200	628,232
		2,288,398

UBS U.S. Large Cap Equity Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks—(Concluded)
Machinery: 2.03%
Illinois Tool Works, Inc.	77,800	$4,114,842
Media: 4.60%
Comcast Corp., Class A	96,800	3,094,696
Time Warner, Inc.	97,000	3,734,500
Viacom, Inc., Class B	53,100	2,496,762
		9,325,958
Multiline retail: 2.37%
Kohl's Corp.	61,100	2,779,439
Macy's, Inc.	58,800	2,019,780
		4,799,219
Multi-utilities: 1.20%
PG&E Corp.	53,600	2,426,472
Oil, gas & consumable fuels: 5.86%
EOG Resources, Inc.	29,200	2,631,212
Exxon Mobil Corp.	47,000	4,021,790
Hess Corp.	52,800	2,294,160
Peabody Energy Corp.	53,000	1,299,560
Ultra Petroleum Corp.*[1]	70,777	1,632,826
		11,879,548
Paper & forest products: 0.60%
International Paper Co.	42,300	1,222,893
Pharmaceuticals: 5.07%
Allergan, Inc.	22,300	2,064,311
Hospira, Inc.*	84,000	2,938,320
Merck & Co., Inc.	70,500	2,943,375
Teva Pharmaceutical Industries Ltd. ADR	59,600	2,350,624
		10,296,630
Real estate investment trust (REIT): 2.49%
American Capital Agency Corp.	77,700	2,611,497
Digital Realty Trust, Inc.[1]	32,500	2,439,775
		5,051,272
Road & rail: 4.15%
Hertz Global Holdings, Inc.*	351,400	4,497,920
Norfolk Southern Corp.	54,600	3,918,642
		8,416,562

	Shares	Value
Semiconductors & semiconductor equipment: 4.77%
Atmel Corp.*	300,000	$2,010,000
Broadcom Corp., Class A*	58,200	1,967,160
Intersil Corp., Class A	174,200	1,855,230
Micron Technology, Inc.*	268,500	1,694,235
Skyworks Solutions, Inc.*	78,900	2,159,493
		9,686,118
Software: 3.63%
Adobe Systems, Inc.*	137,600	4,454,112
Symantec Corp.*	199,700	2,917,617
		7,371,729
Textiles, apparel & luxury goods: 2.54%
Coach, Inc.	58,600	3,426,928
Ralph Lauren Corp.	12,400	1,736,744
		5,163,672
Tobacco: 1.53%
Philip Morris International, Inc.	35,500	3,097,730
Wireless telecommunication services: 1.46%
MetroPCS Communications, Inc.*	268,800	1,626,240
NII Holdings, Inc.*	129,700	1,326,831
		2,953,071
Total common stocks (cost $189,458,497)		199,974,931
Short-term investment: 1.29%
Investment company: 1.29%
UBS Cash Management Prime Relationship Fund[2] (cost $2,622,278)	2,622,278	2,622,278
Investment of cash collateral from securities loaned: 3.00%
UBS Private Money Market Fund LLC[2] (cost $6,091,464)	6,091,464	6,091,464
Total investments: 102.86% (cost $198,172,239)		208,688,673
Liabilities, in excess of cash and other assets: (2.86)%		(5,792,958)
Net assets: 100.00%		$202,895,715

UBS U.S. Large Cap Equity Fund

Portfolio of investments

June 30, 2012

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $199,698,020; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$27,769,951
Gross unrealized depreciation	(18,779,298)
Net unrealized appreciation of investments	$8,990,653

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 79. Portfolio footnotes begin on page 69.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$199,974,931	$—	$—	$199,974,931
Short-term investment	—	2,622,278	—	2,622,278
Investment of cash collateral from securities loaned	—	6,091,464	—	6,091,464
Total	$199,974,931	$8,713,742	$—	$208,688,673

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2012.

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/11	Purchases during the year ended 06/30/12	Sales during the year ended 06/30/12	Value 06/30/12	Net income earned from affiliate for the year ended 06/30/12
UBS Cash Management Prime Relationship Fund	$3,069,181	$57,269,665	$57,716,568	$2,622,278	$4,652
UBS Private Money Market Fund LLC[a]	10,614,564	68,340,813	72,863,913	6,091,464	1,016
	$13,683,745	$125,610,478	$130,580,481	$8,713,742	$5,668

a  The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Portfolio performance

For the 12 months ended June 30, 2012, Class A shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 1.19% (Class A shares declined 4.37% after the deduction of the maximum sales charge), while Class Y shares returned 1.44%. The Fund's benchmark, the Russell 2000 Growth Index (the "Index"), declined 2.71% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 72; please note that the Fund's returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index due to strong stock selection.

Portfolio performance summary1

What worked

•  Stock selection in health care was the main driver of relative returns.

  – Pharmasset, a biotechnology company, was a major contributor to Fund performance during the 12 months. The company's positive drug trials increased conviction for its hepatitis C virus inhibitor. Shares were up strongly after Gilead, the largest maker of HIV medicines, agreed to buy Pharmasset at a significant premium in the fourth quarter of 2011. Gilead's purchase, in our view, demonstrates the company is intent on becoming the leader in hepatitis medicines. We sold Pharmasset as a source of funds and allocated the proceeds elsewhere.

  – Questcor Pharmaceuticals, a specialty pharmaceutical company, rose sharply after management discussed the company's strategy for expanding into rheumatology. The company provides prescription drugs for central nervous system disorders, most notably Acthar, which is used to treat multiple sclerosis.

  – Zoll Medical is a manufacturer of defibrillators and other resuscitation devices. Its stock price outperformed after the company announced an agreement to be acquired by Asahi Kasei for $2.21 billion in cash, or $93 per share. (For details, see "Portfolio highlights.") We sold Zoll Medical as a source of funds and allocated the proceeds elsewhere.

•  Stock selection decisions within the information technology sector were positive for performance. For example, Mellanox Technologies, a designer and developer of semiconductor-based high performance interconnect products, saw its shares rise, after reporting a number of new product and design wins. (For details, see "Portfolio highlights.") OSI Systems, which manufactures security inspection systems and medical monitoring systems, recently announced a major contract with the port of Puerto Rico. OSI will provide the scanning equipment, as well as turnkey cargo screening services at the port. (For details, see "Portfolio highlights.")

•  Several industrial stocks contributed to the Fund's outperformance. One example is Chart Industries, a manufacturer of cryogenic equipment used to produce, distribute, and store liquefied natural gas (LNG). We believe increasing global demand for LNG should continue to drive results for the company. Also, SFN Group, which offers workforce solutions—including staffing and temporary employees—saw its shares rise after the company announced it would be acquired by Randstad. Given the acquisition, we tendered the shares of SFN for cash in September 2011.

What didn't work

•  A slight overweight to the energy sector, as well as stock selection in the sector, detracted from the Fund's performance. Energy stocks were under pressure during the review period due to declining crude oil and natural gas prices.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

UBS U.S. Small Cap Growth Fund

  – Key Energy Services, a provider of onshore production services to the oil and natural gas industries, saw its shares fall after the company lowered its revenue and earnings guidance in the second quarter of 2012. The revised forecast from company management assumes lower activity growth than previously estimated in the liquid shale markets, and anticipates further activity and pricing declines in the natural gas markets.

  – Shares of Pioneer Drilling, a leading provider of onshore, rig-based drilling and well services, declined during the period on fears that falling commodity oil prices will dampen demand for the company's services.

•  Several of the Fund's consumer discretionary holdings underperformed during the period. Shutterfly, the online photo sharing website, traded lower based on concerns about the company's earnings in the fourth quarter of 2011, while shares of Tenneco, an auto parts manufacturer, declined after the company reported weak earnings for the first quarter of 2012. Rising commodity prices also made investors nervous about Tenneco's near-term prospects. IMAX's stock price suffered from weaker-than-expected box office results during the 12 months. (For details, see "Portfolio highlights.")

•  Stock selection in the consumer staples sector detracted from relative returns. Diamond Foods declined sharply after the company's purchase of Pringles fell through. Pricing problems led Diamond to restate earnings, devastating the stock price. We sold out of the position during the fourth quarter of 2011.

Portfolio highlights

•  Zoll Medical is a medical device company that develops, manufactures and markets resuscitation devices. Growth products manufactured by Zoll include the LifeVest wearable defibrillator, temperature management cooling devices and the AutoPulse automatic CPR device. In addition, the company manufactures a full line of defibrillators.

•  Mellanox Technologies is a designer and developer of semiconductor-based, high performance interconnect products. The company is benefitting from the introduction of Intel's Romley chip, which is causing users to upgrade their data center with an emphasis on interconnects that match performance of the new systems.

•  The primary division of OSI Systems sells inspection systems and scanners for use in the scanning of baggage, cargo and vehicles for weapons, explosives, drugs and other contraband. The company is also in the process of launching a new scanner for airport baggage screening that can operate at three times the speed of current scanners with similar accuracy rates. OSI's health care division should also see improving results as it starts to benefit from a new product cycle. Most of the company's new monitors now offer increased functionality as well as touch screen interfaces.

•  IMAX designs and manufactures projection and sound systems for large-format motion picture presentation and production in both 2D and 3D formats. IMAX stands to benefit from the recent trend toward premium movie-going experiences. Several developments should lead to greater adoption of the IMAX platform by studios and operators. These include a lower cost to convert films and theatre screens to IMAX, as well as greater consumer acceptance. The company's business model now includes a percentage of the box office revenues, which, in our view, should allow IMAX to grow profitability.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

UBS U.S. Small Cap Growth Fund

Average annual total returns for periods ended 06/30/12 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.19%	1.77%	6.87%
Class C2	0.47	1.02	6.08
Class Y3	1.44	2.02	7.13
After deducting maximum sales charge
Class A1	(4.37)%	0.62%	6.27%
Class C2	(0.53)	1.02	6.08
Russell 2000 Growth Index[4]	(2.71)%	1.99%	7.39%

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—1.55% and 1.41%; Class C—2.38% and 2.16%; Class Y—1.14% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements/recoupments, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions , extraordinary expenses and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2012, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Russell 2000 Growth Index is designed to measure the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

The Fund invests in IPOs which may have a magnified impact on performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Small Cap Growth Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS U.S. Small Cap Growth Fund Class A and Class Y versus the Russell 2000 Growth Index over the 10 years ended June 30, 2012. The performance of Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

UBS U.S. Small Cap Growth Fund

Top ten equity holdings (unaudited)1

As of June 30, 2012

Percentage of net assets
OSI Systems, Inc.	2.3%
Mellanox Technologies Ltd.	2.2
Cepheid, Inc.	2.0
Ultimate Software Group, Inc.	1.9
Chart Industries, Inc.	1.8
Questcor Pharmaceuticals, Inc.	1.8
Imax Corp.	1.8
United Natural Foods, Inc.	1.6
HMS Holdings Corp.	1.5
SXC Health Solutions Corp.	1.5
Total	18.4%

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2012

Common stocks
Air freight & logistics	1.25%
Airlines	1.35
Auto components	0.92
Biotechnology	7.85
Chemicals	0.83
Commercial banks	1.19
Commercial services & supplies	0.84
Communications equipment	3.78
Computers & peripherals	1.07
Construction & engineering	1.17
Containers & packaging	1.29
Distributors	1.36
Electrical equipment	2.33
Electronic equipment, instruments & components	5.31
Energy equipment & services	3.06
Food & staples retailing	2.62
Food products	1.08
Health care equipment & supplies	3.27
Health care providers & services	5.54
Health care technology	2.05
Hotels, restaurants & leisure	3.76
Household durables	2.04
Internet & catalog retail	0.67
Internet software & services	1.15
Machinery	4.98
Media	1.76
Metals & mining	0.37
Oil, gas & consumable fuels	5.42
Pharmaceuticals	4.06
Real estate investment trust (REIT)	1.45
Road & rail	2.13
Semiconductors & semiconductor equipment	6.34
Software	8.06
Specialty retail	4.44
Textiles, apparel & luxury goods	1.82
Thrifts & mortgage finance	0.79
Total common stocks	97.40%
Investment company
iShares Russell 2000 Growth Index Fund	1.59
Short-term investment	0.99
Investment of cash collateral from securities loaned	14.18
Total investments	114.16%
Liabilities, in excess of cash and other assets	(14.16)
Net assets	100.00%

1  Figures represent the direct investments of UBS U.S. Small Cap Growth Fund. Figures would be different if a breakdown of the underlying investment company was included.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks: 97.40%
Air freight & logistics: 1.25%
Hub Group, Inc., Class A*	48,700	$1,762,940
Airlines: 1.35%
Spirit Airlines, Inc.*	97,800	1,903,188
Auto components: 0.92%
Tenneco, Inc.*	48,400	1,298,088
Biotechnology: 7.85%
Amarin Corp. PLC ADR*[1]	59,800	864,708
Ariad Pharmaceuticals, Inc.*	47,700	820,917
Cepheid, Inc.*	61,400	2,747,650
Exact Sciences Corp.*	116,900	1,253,168
Halozyme Therapeutics, Inc.*[1]	80,400	712,344
Incyte Corp. Ltd.*[1]	44,500	1,010,150
Ironwood Pharmaceuticals, Inc.*[1]	61,100	841,958
Medivation, Inc.*	16,500	1,508,100
Seattle Genetics, Inc.*[1]	51,400	1,305,046
		11,064,041
Chemicals: 0.83%
LSB Industries, Inc.*	37,600	1,162,216
Commercial banks: 1.19%
Columbia Banking System, Inc.	34,400	647,408
Webster Financial Corp.	47,700	1,033,182
		1,680,590
Commercial services & supplies: 0.84%
Clean Harbors, Inc.*	20,900	1,179,178
Communications equipment: 3.78%
Acme Packet, Inc.*	26,400	492,360
Aruba Networks, Inc.*[1]	82,800	1,246,140
Finisar Corp.*	87,721	1,312,306
Procera Networks, Inc.*	65,600	1,594,736
Riverbed Technology, Inc.*	41,900	676,685
		5,322,227
Computers & peripherals: 1.07%
Fusion-io, Inc.*	32,500	678,925
OCZ Technology Group, Inc.*[1]	156,700	830,510
		1,509,435
Construction & engineering: 1.17%
EMCOR Group, Inc.	59,500	1,655,290
Containers & packaging: 1.29%
Rock-Tenn Co., Class A	33,356	1,819,570

	Shares	Value
Distributors: 1.36%
LKQ Corp.*	57,200	$1,910,480
Electrical equipment: 2.33%
EnerSys*	51,700	1,813,119
Regal-Beloit Corp.	23,700	1,475,562
		3,288,681
Electronic equipment, instruments & components: 5.31%
FARO Technologies, Inc.*	19,600	824,768
InvenSense, Inc.*[1]	83,000	937,900
OSI Systems, Inc.*	51,400	3,255,676
Tech Data Corp.*	27,200	1,310,224
Universal Display Corp.*[1]	32,200	1,157,268
		7,485,836
Energy equipment & services: 3.06%
Hornbeck Offshore Services, Inc.*	49,600	1,923,488
Key Energy Services, Inc.*	131,400	998,640
Pioneer Drilling Co.*	173,600	1,383,592
		4,305,720
Food & staples retailing: 2.62%
Susser Holdings Corp.*	38,800	1,442,196
United Natural Foods, Inc.*	41,000	2,249,260
		3,691,456
Food products: 1.08%
TreeHouse Foods, Inc.*	24,500	1,526,105
Health care equipment & supplies: 3.27%
HeartWare International, Inc.*[1]	9,700	861,360
Insulet Corp.*	67,700	1,446,749
ResMed, Inc.*	37,500	1,170,000
Thoratec Corp.*	33,600	1,128,288
		4,606,397
Health care providers & services: 5.54%
Air Methods Corp.*	18,900	1,856,925
HMS Holdings Corp.*	64,235	2,139,668
IPC The Hospitalist Co., Inc.*	35,200	1,595,264
MEDNAX, Inc.*	12,500	856,750
PSS World Medical, Inc.*	64,700	1,358,053
		7,806,660
Health care technology: 2.05%
SXC Health Solutions Corp.*[1]	21,032	2,086,585
Vocera Communications, Inc.*	30,100	806,379
		2,892,964

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks—(Concluded)
Hotels, restaurants & leisure: 3.76%
AFC Enterprises, Inc.*	28,900	$668,746
BJ's Restaurants, Inc.*	28,100	1,067,800
Buffalo Wild Wings, Inc.*	21,200	1,836,768
Panera Bread Co., Class A*	8,400	1,171,296
The Cheesecake Factory, Inc.*	17,300	552,908
		5,297,518
Household durables: 2.04%
Meritage Homes Corp.*	41,400	1,405,116
Ryland Group, Inc.	57,400	1,468,292
		2,873,408
Internet & catalog retail: 0.67%
Shutterfly, Inc.*[1]	30,600	939,114
Internet software & services: 1.15%
Millennial Media, Inc.*	53,500	705,665
Yelp, Inc.*[1]	40,100	911,473
		1,617,138
Machinery: 4.98%
Chart Industries, Inc.*	37,900	2,606,004
Robbins & Myers, Inc.	42,100	1,760,622
Wabash National Corp.*	151,549	1,003,254
Woodward, Inc.	41,900	1,652,536
		7,022,416
Media: 1.76%
Imax Corp.*[1]	103,000	2,475,090
Metals & mining: 0.37%
Steel Dynamics, Inc.	44,700	525,225
Oil, gas & consumable fuels: 5.42%
Approach Resources, Inc.*	57,300	1,463,442
Bonanza Creek Energy, Inc.*	90,000	1,496,700
Gulfport Energy Corp.*	55,800	1,151,154
Midstates Petroleum Co., Inc.*	111,500	1,082,665
Solazyme, Inc.*[1]	109,700	1,524,830
Whiting Petroleum Corp.*	22,400	921,088
		7,639,879
Pharmaceuticals: 4.06%
Auxilium Pharmaceuticals, Inc.*	39,300	1,056,777
Nektar Therapeutics*[1]	62,900	507,603
Questcor Pharmaceuticals, Inc.*[1]	47,500	2,528,900
ViroPharma, Inc.*	68,600	1,625,820
		5,719,100

	Shares	Value
Real estate investment trust (REIT): 1.45%
BioMed Realty Trust, Inc.	30,400	$567,872
DuPont Fabros Technology, Inc.[1]	31,400	896,784
Franklin Street Properties Corp.	54,200	573,436
		2,038,092
Road & rail: 2.13%
Knight Transportation, Inc.	66,000	1,055,340
Landstar System, Inc.	37,500	1,939,500
		2,994,840
Semiconductors & semiconductor equipment: 6.34%
Cavium, Inc.*[1]	52,400	1,467,200
Cirrus Logic, Inc.*	52,600	1,571,688
Cymer, Inc.*	25,500	1,503,225
Mellanox Technologies Ltd.*	44,692	3,165,981
Skyworks Solutions, Inc.*	44,700	1,223,439
		8,931,533
Software: 8.06%
FactSet Research Systems, Inc.	18,600	1,728,684
Infoblox, Inc.*	29,700	681,021
NICE Systems Ltd. ADR*	45,400	1,661,640
Proofpoint, Inc.*	40,400	684,780
QLIK Technologies, Inc.*	67,900	1,501,948
ServiceNow, Inc.*	12,400	305,040
Splunk, Inc.*[1]	43,900	1,233,590
Synchronoss Technologies, Inc.*	51,700	954,899
Ultimate Software Group, Inc.*	29,304	2,611,573
		11,363,175
Specialty retail: 4.44%
Asbury Automotive Group, Inc.*	68,500	1,622,765
Children's Place Retail Stores, Inc.*	16,400	817,212
Francesca's Holdings Corp.*	43,917	1,186,198
The Men's Wearhouse, Inc.	67,500	1,899,450
Wet Seal, Inc., Class A*	231,200	730,592
		6,256,217
Textiles, apparel & luxury goods: 1.82%
PVH Corp.	21,000	1,633,590
Tumi Holdings, Inc.*[1]	53,100	929,250
		2,562,840
Thrifts & mortgage finance: 0.79%
EverBank Financial Corp.*	102,700	1,116,349
Total common stocks (cost $105,438,821)		137,242,996

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Investment company: 1.59%
iShares Russell 2000 Growth Index Fund[1] (cost $2,274,188)	24,400	$2,231,868
Short-term investment: 0.99%
Investment company: 0.99%
UBS Cash Management Prime Relationship Fund[2] (cost $1,394,321)	1,394,321	1,394,321
Investment of cash collateral from securities loaned: 14.18%
UBS Private Money Market Fund LLC[2] (cost $19,982,605)	19,982,605	19,982,605
Total investments: 114.16% (cost $129,089,935)		160,851,790
Liabilities, in excess of cash and other assets: (14.16)%		(19,948,200)
Net assets: 100.00%		$140,903,590

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $129,422,424; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$39,030,747
Gross unrealized depreciation	(7,601,381)
Net unrealized appreciation of investments	$31,429,366

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 79. Portfolio footnotes begin on page 78.

UBS U.S. Small Cap Growth Fund

Portfolio of investments

June 30, 2012

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$137,242,996	$—	$—	$137,242,996
Investment company	2,231,868	—	—	2,231,868
Short-term investment	—	1,394,321	—	1,394,321
Investment of cash collateral from securities loaned	—	19,982,605	—	19,982,605
Total	$139,474,864	$21,376,926	$—	$160,851,790

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2012.

2  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 06/30/11	Purchases during the year ended 06/30/12	Sales during the year ended 06/30/12	Value 06/30/12	Net income earned from affiliate for the year ended 06/30/12
UBS Cash Management Prime Relationship Fund	$1,436,127	$48,879,865	$48,921,671	$1,394,321	$2,943
UBS Private Money Market Fund LLC[a]	17,143,760	125,931,613	123,092,768	19,982,605	3,729
	$18,579,887	$174,811,478	$172,014,439	$21,376,926	$6,672

a  The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

The UBS Funds

Portfolio acronyms

ADR  American depositary receipt

CDI  Chess depositary interest

CVA  Dutch certification—depository certificate

ETF  Exchange Traded Fund

NPV  No par value

OJSC  Open joint stock company

Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  Real estate investment trust

SPDR  Standard & Poor's Depository Receipts

Counterparty abbreviation

JPMCB  JP Morgan Chase Bank

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

PLN  Polish Zloty

SEK  Swedish Krona

SGD  Singapore Dollar

THB  Thailand Baht

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

See accompanying notes to financial statements.

The UBS Funds

June 30, 2012 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 to June 30, 2012.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period January 1, 2012 to June 30, 2012.

The UBS Funds

June 30, 2012 (unaudited)

		Beginning account value January 1, 2012	Ending account value June 30, 2012	Expenses paid during period* 01/01/12 – 06/30/12	Expense ratio during period
UBS Global Equity Fund
Class A	Actual	$1,000.00	$1,063.50	$7.70	1.50%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.40	7.52	1.50
Class C	Actual	1,000.00	1,059.70	11.52	2.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.67	11.27	2.25
Class Y	Actual	1,000.00	1,064.50	6.57	1.28
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.50	6.42	1.28
UBS International Equity Fund
Class A	Actual	1,000.00	1,038.50	6.34	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.27	1.25
Class C	Actual	1,000.00	1,034.30	10.12	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.92	10.02	2.00
Class Y	Actual	1,000.00	1,038.30	5.07	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.89	5.02	1.00
UBS Market Neutral Multi-Strategy Fund
Class A	Actual	1,000.00	983.30	23.62	4.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,001.04	23.83	4.79
Class C	Actual	1,000.00	978.90	27.36	5.56
	Hypothetical (5% annual return before expenses)	1,000.00	997.22	27.61	5.56
Class Y	Actual	1,000.00	984.40	22.55	4.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,002.14	22.75	4.57

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

The UBS Funds

June 30, 2012 (unaudited)

		Beginning account value January 1, 2012	Ending account value June 30, 2012	Expenses paid during period* 01/01/12 – 06/30/12	Expense ratio during period
UBS U.S. Equity Alpha Fund
Class A	Actual	$1,000.00	$1,045.90	$11.90	2.34%
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.23	11.71	2.34
Class C	Actual	1,000.00	1,043.20	15.70	3.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,009.50	15.44	3.09
Class Y	Actual	1,000.00	1,047.20	10.64	2.09
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.47	10.47	2.09
UBS U.S. Equity Opportunity Fund
Class A	Actual	1,000.00	1,057.00	6.14	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.02	1.20
Class C	Actual	1,000.00	1,052.80	9.95	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.17	9.77	1.95
Class Y	Actual	1,000.00	1,058.30	4.86	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.14	4.77	0.95
UBS U.S. Large Cap Equity Fund
Class A	Actual	1,000.00	1,055.60	6.13	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.02	1.20
Class C	Actual	1,000.00	1,051.30	9.95	1.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.17	9.77	1.95
Class Y	Actual	1,000.00	1,056.50	4.86	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.14	4.77	0.95

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

The UBS Funds

June 30, 2012 (unaudited)

		Beginning account value January 1, 2012	Ending account value June 30, 2012	Expenses paid during period* 01/01/12 – 06/30/12	Expense ratio during period
UBS U.S. Small Cap Growth Fund
Class A	Actual	$1,000.00	$1,119.60	$7.38	1.40%
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.02	1.40
Class C	Actual	1,000.00	1,115.70	11.31	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.17	10.77	2.15
Class Y	Actual	1,000.00	1,120.80	6.06	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	5.77	1.15

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

The UBS Funds

Financial statements

Statement of assets and liabilities
June 30, 2012

	UBS Global Equity Fund	UBS International Equity Fund	UBS Market Neutral Multi-Strategy Fund	UBS U.S. Equity Alpha Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$86,755,016	$18,243,131	$12,514,578	$21,063,381
Affiliated issuers	491,601	325,319	9,335,046	106,349
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	4,262,492	781,222	—	—
Foreign currency, at cost	823,194	255,114	619,518	—
	$92,332,303	$19,604,786	$22,469,142	$21,169,730
Investments, at value:
Unaffiliated issuers	$86,138,277	$18,382,245	$11,879,686	$22,313,512
Affiliated issuers	491,601	325,319	9,335,046	106,349
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	4,262,492	781,222	—	—
Foreign currency, at value	821,934	255,685	619,301	—
Cash	—	—	—	5,534
Receivables:
Investment securities sold	561,741	505,106	1,857,278	573,548
Foreign tax reclaims	330,531	114,763	8,579	—
Dividends	209,531	63,988	5,006	43,711
Interest	5,220	1,178	1,213	12
Due from advisor	—	900	8,872	12,012
Fund shares sold	—	6,905	2,404	258
Due from broker	—	—	57,968	—
Cash collateral for futures contracts	—	—	47,064	—
Cash collateral for securities sold short	—	—	7,569,204	20,350
Unrealized appreciation on forward foreign currency contracts	186,007	48,475	4,723	—
Other assets	28,294	24,759	27,827	11,966
Total assets	93,035,628	20,510,545	31,424,171	23,087,252
Liabilities:
Payables:
Cash collateral from securities loaned	4,262,492	781,222	—	—
Investment securities purchased	488,669	350,180	1,437,614	381,745
Investment advisory and administration fee	45,496	—	—	—
Fund shares redeemed	203,740	12,740	20,931	119,356
Custody and fund accounting fees	16,122	14,238	21,501	16,253
Distribution and service fees	23,536	1,708	1,076	4,534
Trustees' fees	5,494	4,102	4,081	4,059
Dividends payable for securities sold short	—	—	19,166	6,483
Accrued expenses	123,372	71,141	63,041	64,956
Due to custodian	—	—	146,589	—
Securities sold short, at value[2]	—	—	12,313,327	5,861,134
Unrealized depreciation on forward foreign currency contracts	104,727	29,701	3,428	—
Total liabilities	5,273,648	1,265,032	14,030,754	6,458,520
Net assets	$87,761,980	$19,245,513	$17,393,417	$16,628,732

1  The market value of securities loaned by UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund, as of June 30, 2012 was $4,075,433, $743,846, $1,144,838, $5,941,573 and $19,502,648, respectively.

2  Proceeds from securities sold short by UBS Market Neutral Multi-Strategy Fund and UBS U.S. Equity Alpha Fund were $12,832,359 and $5,197,819, respectively.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$40,297,075	$189,458,497	$107,713,009
Affiliated issuers	577,073	2,622,278	1,394,321
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	1,201,460	6,091,464	19,982,605
Foreign currency, at cost	9,308	—	—
	$42,084,916	$198,172,239	$129,089,935
Investments, at value:
Unaffiliated issuers	$40,345,945	$199,974,931	$139,474,864
Affiliated issuers	577,073	2,622,278	1,394,321
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	1,201,460	6,091,464	19,982,605
Foreign currency, at value	9,124	—	—
Cash	—	38	—
Receivables:
Investment securities sold	—	283,073	616,653
Foreign tax reclaims	—	—	—
Dividends	142,369	371,722	20,227
Interest	1,561	1,178	22,012
Due from advisor	29,033	—	—
Fund shares sold	152	282,184	222,411
Due from broker	—	—	—
Cash collateral for futures contracts	—	—	—
Cash collateral for securities sold short	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Other assets	26,011	29,000	22,753
Total assets	42,332,728	209,655,868	161,755,846
Liabilities:
Payables:
Cash collateral from securities loaned	1,201,460	6,091,464	19,982,605
Investment securities purchased	33,146	389,136	527,775
Investment advisory and administration fee	—	129,086	109,685
Fund shares redeemed	31,295	45,724	127,660
Custody and fund accounting fees	10,003	19,405	13,879
Distribution and service fees	10,496	5,192	8,076
Trustees' fees	4,567	7,869	6,535
Dividends payable for securities sold short	—	—	—
Accrued expenses	81,581	72,277	76,041
Due to custodian	—	—	—
Securities sold short, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—
Total liabilities	1,372,548	6,760,153	20,852,256
Net assets	$40,960,180	$202,895,715	$140,903,590

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
June 30, 2012

	UBS Global Equity Fund	UBS International Equity Fund	UBS Market Neutral Multi-Strategy Fund	UBS U.S. Equity Alpha Fund
Net assets consist of:
Beneficial interest	$115,562,023	$32,186,389	$18,368,151	$38,237,292
Accumulated undistributed net investment income (loss)	2,327,148	629,006	(182,247)	27,978
Accumulated net realized loss	(29,626,765)	(13,757,921)	(696,699)	(22,223,354)
Net unrealized appreciation (depreciation)	(500,426)	188,039	(95,788)	586,816
Net assets	$87,761,980	$19,245,513	$17,393,417	$16,628,732
Class A:
Net assets	$52,035,625	$5,575,869	$2,578,434	$9,682,377
Shares outstanding	4,436,440	826,596	273,534	1,117,750
Net asset value and redemption proceeds per share	$11.73	$6.75	$9.43	$8.66
Offering price per share (NAV per share plus maximum sales charge)[1]	$12.41	$7.14	$9.98	$9.16
Class C:
Net assets	$16,081,624	$703,458	$600,176	$3,140,774
Shares outstanding	1,438,804	106,140	64,577	371,630
Net asset value and offering price per share	$11.18	$6.63	$9.29	$8.45
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$11.07	$6.56	$9.20	$8.37
Class Y:
Net assets	$19,644,731	$12,966,186	$14,214,807	$3,805,581
Shares outstanding	1,631,115	1,914,216	1,499,727	439,882
Net asset value per share, offering price per share, and redemption proceeds per share[1]	$12.04	$6.77	$9.48	$8.65

1  For Class A, the maximum sales charge is 5.50%. Classes C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1,000,000 or more that were not subject to a front-end sales charge made within one year of the purchase date. Class C maximum contingent deferred sales charge is 1.00%. Class Y has no contingent deferred sales charge.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Net assets consist of:
Beneficial interest	$59,923,963	$369,318,510	$132,871,785
Accumulated undistributed net investment income (loss)	332,719	1,793,923	(495,149)
Accumulated net realized loss	(19,345,188)	(178,733,152)	(23,234,901)
Net unrealized appreciation (depreciation)	48,686	10,516,434	31,761,855
Net assets	$40,960,180	$202,895,715	$140,903,590
Class A:
Net assets	$35,538,229	$14,112,767	$31,014,520
Shares outstanding	5,631,680	884,461	1,915,743
Net asset value and redemption proceeds per share	$6.31	$15.96	$16.19
Offering price per share (NAV per share plus maximum sales charge)[1]	$6.68	$16.89	$17.13
Class C:
Net assets	$3,977,802	$2,873,020	$2,442,494
Shares outstanding	644,030	187,015	164,520
Net asset value and offering price per share	$6.18	$15.36	$14.85
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1]	$6.12	$15.21	$14.70
Class Y:
Net assets	$1,444,149	$185,909,928	$107,446,576
Shares outstanding	227,430	11,570,885	6,363,636
Net asset value per share, offering price per share, and redemption proceeds per share[1]	$6.35	$16.07	$16.88

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of operations
For the year ended June 30, 2012

	UBS Global Equity Fund	UBS International Equity Fund	UBS Market Neutral Multi-Strategy Fund	UBS U.S. Equity Alpha Fund
Investment income:
Dividends	$2,298,266	$578,221	$396,055	$551,366
Interest	56	92	—	—
Affiliated interest	1,043	673	12,173	275
Securities lending[1]	124,058	17,704	—	—
Foreign tax withheld	(182,016)	(46,623)	(28,587)	—
Total income	2,241,407	550,067	379,641	551,641
Expenses:
Advisory and administration	777,937	192,959	244,255	241,603
Distribution and service:
Class A	140,804	17,071	8,390	30,133
Class B	3,329	151	—	—
Class C	175,254	8,598	6,847	38,261
Transfer agency and related service fees:
Class A	84,072	5,151	9,625	9,265
Class B	112	50	—	—
Class C	32,845	949	1,278	5,677
Class Y	7,780	13,213	1,577	2,879
Custodian and fund accounting	74,994	56,729	86,996	65,346
Federal and state registration	48,902	46,961	33,491	36,843
Professional services	101,920	91,355	81,819	85,729
Shareholder reports	85,152	8,905	25,918	28,617
Trustees	21,953	16,353	16,094	16,386
Dividend expense and security loan fees for securities sold short	—	—	472,566	157,567
Interest expense	523	—	—	—
Other	25,848	19,279	15,913	10,568
Total expenses	1,581,425	477,724	1,004,769	728,874
Fee waivers and/or expense reimbursements by Advisor	(85,003)	(231,420)	(240,468)	(222,262)
Recoupment of expenses previously waived and/or reimbursed	—	—	—	—
Net expenses	1,496,422	246,304	764,301	506,612
Net investment income (loss)	744,985	303,763	(384,660)	45,029
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,363,204)	(348,967)	(238,441)	1,870,927
Futures contracts	—	—	(223,235)	—
Securities sold short	—	—	222,118	(1,007,081)
Forward foreign currency contracts	1,513,113	284,980	(8,961)	—
Foreign currency transactions	(75,126)	1,574	1,558	—
Net realized gain (loss)	74,783	(62,413)	(246,961)	863,846
Change in net unrealized appreciation/depreciation on:
Investments	(9,604,902)	(4,819,317)	(1,434,835)	(3,327,462)
Futures contracts	—	—	(6,876)	—
Securities sold short	—	—	1,597,555	816,672
Forward foreign currency contracts	254,875	54,829	(5,136)	—
Translation of other assets and liabilities denominated in foreign currency	(33,437)	(10,653)	4,503	—
Change in net unrealized appreciation/depreciation	(9,383,464)	(4,775,141)	155,211	(2,510,790)
Net realized and unrealized gain (loss)	(9,308,681)	(4,837,554)	(91,750)	(1,646,944)
Net increase (decrease) in net assets resulting from operations	$(8,563,696)	$(4,533,791)	$(476,410)	$(1,601,915)

1  Includes affiliated income from UBS Private Money Market Fund LLC of $812, $259, $310, $1,016 and $3,729, for UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund, respectively.

The UBS Funds

Financial statements

	UBS U.S. Equity Opportunity Fund	UBS U.S. Large Cap Equity Fund	UBS U.S. Small Cap Growth Fund
Investment income:
Dividends	$899,484	$3,870,690	$367,499
Interest	—	—	—
Affiliated interest	1,132	4,652	2,943
Securities lending[1]	15,548	9,075	280,665
Foreign tax withheld	(9,124)	—	—
Total income	907,040	3,884,417	651,107
Expenses:
Advisory and administration	339,259	1,632,540	1,277,917
Distribution and service:
Class A	94,645	39,605	79,309
Class B	149	704	146
Class C	43,358	30,645	25,042
Transfer agency and related service fees:
Class A	37,900	11,939	66,252
Class B	26	108	39
Class C	5,997	2,937	5,830
Class Y	3,038	92,096	39,223
Custodian and fund accounting	40,532	79,159	56,981
Federal and state registration	48,060	50,890	48,131
Professional services	118,582	80,679	86,395
Shareholder reports	86,353	30,533	20,276
Trustees	18,045	31,013	25,390
Dividend expense and security loan fees for securities sold short	—	—	—
Interest expense	33	—	—
Other	20,897	28,704	19,336
Total expenses	856,874	2,111,552	1,750,267
Fee waivers and/or expense reimbursements by Advisor	(303,120)	(40,280)	(59,330)
Recoupment of expenses previously waived and/or reimbursed	—	—	404
Net expenses	553,754	2,071,272	1,691,341
Net investment income (loss)	353,286	1,813,145	(1,040,234)
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,503,356	12,906,509	18,966,663
Futures contracts	—	—	—
Securities sold short	—	—	—
Forward foreign currency contracts	(4,438)	—	—
Foreign currency transactions	(8,046)	—	—
Net realized gain (loss)	1,490,872	12,906,509	18,966,663
Change in net unrealized appreciation/depreciation on:
Investments	(4,623,572)	(20,143,748)	(16,661,999)
Futures contracts	—	—	—
Securities sold short	—	—	—
Forward foreign currency contracts	—	—	—
Translation of other assets and liabilities denominated in foreign currency	(184)	—	—
Change in net unrealized appreciation/depreciation	(4,623,756)	(20,143,748)	(16,661,999)
Net realized and unrealized gain (loss)	(3,132,884)	(7,237,239)	2,304,664
Net increase (decrease) in net assets resulting from operations	$(2,779,598)	$(5,424,094)	$1,264,430

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Global Equity Fund		UBS International Equity Fund
	Year ended June 30, 2012	Year ended June 30, 2011	Year ended June 30, 2012	Year ended June 30, 2011
Operations:
Net investment income (loss)	$744,985	$241,094	$303,763	$296,211
Net realized gain (loss)	74,783	23,488,783	(62,413)	6,141,236
Change in net unrealized appreciation/depreciation	(9,383,464)	3,698,892	(4,775,141)	470,430
Net increase (decrease) in net assets from operations	(8,563,696)	27,428,769	(4,533,791)	6,907,877
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(53,767)	(1,879,257)	(133,700)	(283,789)
Net realized gain	—	—	—	—
Total Class A dividends and distributions	(53,767)	(1,879,257)	(133,700)	(283,789)
Class B:
Net investment income and net foreign currency gains	—	(9,881)	—	—
Class C:
Net investment income and net foreign currency gains	—	(440,427)	(6,054)	(24,784)
Net realized gain	—	—	—	—
Total Class C dividends and distributions	—	(440,427)	(6,054)	(24,784)
Class Y:
Net investment income and net foreign currency gains	(102,576)	(789,580)	(323,365)	(650,195)
Net realized gain	—	—	—	—
Total Class Y dividends and distributions	(102,576)	(789,580)	(323,365)	(650,195)
Decrease in net assets from dividends and distributions	(156,343)	(3,119,145)	(463,119)	(958,768)
Beneficial interest transactions:
Proceeds from shares sold	2,301,685	3,549,078	2,294,118	3,572,353
Shares issued on reinvestment of dividends and distributions	149,853	2,899,995	450,533	929,537
Cost of shares redeemed	(17,836,858)	(30,334,527)	(6,987,583)	(8,643,523)
Redemption fees	3,448	721	3,259	2,247
Net increase (decrease) in net assets resulting from beneficial interest transactions	(15,381,872)	(23,884,733)	(4,239,673)	(4,139,386)
Increase (decrease) in net assets	(24,101,911)	424,891	(9,236,583)	1,809,723
Net assets, beginning of year	111,863,891	111,439,000	28,482,096	26,672,373
Net assets, end of year	$87,761,980	$111,863,891	$19,245,513	$28,482,096
Net assets include accumulated undistributed net investment income (loss)	$2,327,148	$334,928	$629,006	$499,345

The UBS Funds

Financial statements

	UBS Market Neutral Multi-Strategy Fund		UBS U.S. Equity Alpha Fund
	Year ended June 30, 2012	Year ended June 30, 2011	Year ended June 30, 2012	Year ended June 30, 2011
Operations:
Net investment income (loss)	$(384,660)	$(468,231)	$45,029	$72,847
Net realized gain (loss)	(246,961)	4,637	863,846	6,366,117
Change in net unrealized appreciation/depreciation	155,211	(250,999)	(2,510,790)	3,461,657
Net increase (decrease) in net assets from operations	(476,410)	(714,593)	(1,601,915)	9,900,621
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	—	—	(13,232)	—
Net realized gain	(1,900)	—	—	—
Total Class A dividends and distributions	(1,900)	—	(13,232)	—
Class B:
Net investment income and net foreign currency gains	—	—	—	—
Class C:
Net investment income and net foreign currency gains	—	—	—	—
Net realized gain	(383)	—	—	—
Total Class C dividends and distributions	(383)	—	—	—
Class Y:
Net investment income and net foreign currency gains	—	—	(38,859)	(35,347)
Net realized gain	(8,249)	—	—	—
Total Class Y dividends and distributions	(8,249)	—	(38,859)	(35,347)
Decrease in net assets from dividends and distributions	(10,532)	—	(52,091)	(35,347)
Beneficial interest transactions:
Proceeds from shares sold	490,585	28,856,571	544,612	1,854,588
Shares issued on reinvestment of dividends and distributions	2,071	—	50,930	35,347
Cost of shares redeemed	(2,565,576)	(8,196,091)	(14,833,548)	(21,118,475)
Redemption fees	296	7,096	1,505	2,172
Net increase (decrease) in net assets resulting from beneficial interest transactions	(2,072,624)	20,667,576	(14,236,501)	(19,226,368)
Increase (decrease) in net assets	(2,559,566)	19,952,983	(15,890,507)	(9,361,094)
Net assets, beginning of year	19,952,983	—	32,519,239	41,880,333
Net assets, end of year	$17,393,417	$19,952,983	$16,628,732	$32,519,239
Net assets include accumulated undistributed net investment income (loss)	$(182,247)	$(63,458)	$27,978	$35,310

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of changes in net assets (continued)

	UBS U.S. Equity Opportunity Fund		UBS U.S. Large Cap Equity Fund
	Year ended June 30, 2012	Year ended June 30, 2011	Year ended June 30, 2012	Year ended June 30, 2011
Operations:
Net investment income (loss)	$353,286	$420,082	$1,813,145	$1,865,151
Net realized gain	1,490,872	3,079,528	12,906,509	36,146,774
Change in net unrealized appreciation/depreciation	(4,623,756)	8,981,555	(20,143,748)	21,692,836
Net increase (decrease) in net assets from operations	(2,779,598)	12,481,165	(5,424,094)	59,704,761
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(390,688)	(399,917)	(85,957)	(114,184)
Class C:
Net investment income and net foreign currency gains	(6,536)	(5,988)	—	—
Class Y:
Net investment income and net foreign currency gains	(22,220)	(19,421)	(1,766,182)	(1,583,968)
Decrease in net assets from dividends and distributions	(419,444)	(425,326)	(1,852,139)	(1,698,152)
Beneficial interest transactions:
Proceeds from shares sold	511,890	471,989	31,405,628	40,477,462
Shares issued on reinvestment of dividends and distributions	371,455	373,492	1,839,436	1,683,123
Cost of shares redeemed	(7,093,503)	(10,043,500)	(53,088,623)	(85,698,301)
Redemption fees	193	927	18,062	19,317
Net decrease in net assets resulting from beneficial interest transactions	(6,209,965)	(9,197,092)	(19,825,497)	(43,518,399)
Increase (decrease) in net assets	(9,409,007)	2,858,747	(27,101,730)	14,488,210
Net assets, beginning of year	50,369,187	47,510,440	229,997,445	215,509,235
Net assets, end of year	$40,960,180	$50,369,187	$202,895,715	$229,997,445
Net assets include accumulated undistributed net investment income (loss)	$332,719	$418,812	$1,793,923	$1,851,053

The UBS Funds

Financial statements

	UBS U.S. Small Cap Growth Fund
	Year ended June 30, 2012	Year ended June 30, 2011
Operations:
Net investment income (loss)	$(1,040,234)	$(1,140,998)
Net realized gain	18,966,663	29,906,662
Change in net unrealized appreciation/depreciation	(16,661,999)	28,817,918
Net increase (decrease) in net assets from operations	1,264,430	57,583,582
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	—	—
Class C:
Net investment income and net foreign currency gains	—	—
Class Y:
Net investment income and net foreign currency gains	—	—
Decrease in net assets from dividends and distributions	—	—
Beneficial interest transactions:
Proceeds from shares sold	24,795,784	35,363,698
Shares issued on reinvestment of dividends and distributions	—	—
Cost of shares redeemed	(38,678,760)	(65,190,814)
Redemption fees	24,644	20,306
Net decrease in net assets resulting from beneficial interest transactions	(13,858,332)	(29,806,810)
Increase (decrease) in net assets	(12,593,902)	27,776,772
Net assets, beginning of year	153,497,492	125,720,720
Net assets, end of year	$140,903,590	$153,497,492
Net assets include accumulated undistributed net investment income (loss)	$(495,149)	$73,800

See accompanying notes to financial statements.

The UBS Funds

Financial statements

Statement of cash flows
For the year ended June 30, 2012

UBS Market Neutral Multi-Strategy Fund
Cash flows provided by operating activities:
Net decrease in net assets from operations	$(476,410)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(39,104,452)
Proceeds from disposition of investment securities	40,734,370
Covers of investment securities sold short	(35,342,452)
Proceeds from investment securities sold short	33,252,581
Proceeds of short-term investments, net	495,022
Change in net unrealized (appreciation)/depreciation on investments	1,434,835
Change in net unrealized (appreciation)/depreciation on investment securities sold short	(1,597,555)
Change in net unrealized (appreciation) depreciation on forward foreign currency contracts	5,136
Net realized (gain)/loss on investments	238,441
Net realized (gain)/loss on investment securities sold short	(222,118)
Increase in cash collateral for futures contracts	(21,992)
Decrease in cash collateral for securities sold short	2,995,625
Increase in foreign cash at value	(537,484)
Decrease in payable for investment advisory and administration fee	(32,078)
Decrease in dividends receivable	15,078
Increase in interest receivable	(96)
Increase in foreign tax reclaims receivable	(2,444)
Increase in other assets	(4,594)
Decrease in due from broker	46,169
Increase in dividends payable for securities sold short	5,913
Decrease in accrued expenses and other liabilities	(8,356)
Net cash provided by operating activities	1,873,139
Cash flows used in financing activities:
Proceeds from shares issued	491,900
Payment on shares redeemed	(2,545,795)
Redemption fees retained	296
Cash distributions paid to shareholders	(8,461)
Net cash used in financing activities	(2,062,060)
Net decrease in cash	(188,921)
Cash:
Beginning of year	42,332
End of year	$(146,589)

The UBS Funds

Financial statements

Statement of cash flows
For the year ended June 30, 2012

UBS U.S. Equity Alpha Fund
Cash flows provided by operating activities:
Net decrease in net assets from operations	$(1,601,915)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(20,695,519)
Proceeds from disposition of investment securities	35,678,659
Covers of investment securities sold short	(8,965,207)
Proceeds from investment securities sold short	7,849,112
Proceeds of short-term investments, net	114,747
Change in unrealized (appreciation)/depreciation on investments	3,327,462
Change in unrealized (appreciation)/depreciation on investment securities sold short	(816,672)
Net realized (gain)/loss on investments	(1,870,927)
Net realized (gain)/loss on investment securities sold short	1,007,081
Decrease in cash collateral for securities sold short	233,621
Decrease in payable for investment advisory and administration fee	(45,959)
Decrease in dividends receivable	17,305
Decrease in interest receivable	8
Increase in dividend expense payable for securities sold short	3,772
Decrease in other assets	1,264
Decrease in accrued expenses and other liabilities	(25,230)
Net cash provided by operating activities	14,211,602
Cash flows used in financing activities:
Proceeds from shares issued	612,532
Payment on shares redeemed	(14,825,222)
Redemption fees retained	1,505
Cash distributions paid to shareholders	(1,161)
Net cash used in financing activities	(14,212,346)
Net decrease in cash	(744)
Cash:
Beginning of year	6,278
End of year	$5,534

See accompanying notes to financial statements.

UBS Global Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.67	$10.36	$9.46	$13.54	$15.47
Income (loss) from investment operations:
Net investment income (loss)[1]	0.10	0.03	0.05	0.10	0.15
Net realized and unrealized gain (loss)	(1.03)	2.61	1.12	(3.57)	(2.08)
Total income (loss) from investment operations	(0.93)	2.64	1.17	(3.47)	(1.93)
Less dividends/distributions:
From net investment income	(0.01)	(0.33)	(0.27)	(0.61)	—
Net asset value, end of year	$11.73	$12.67	$10.36	$9.46	$13.54
Total investment return[2]	(7.32)%	25.52%	12.05%	(24.86)%	(12.48)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.61%	1.53%	1.55%	1.48%	1.31%
Expenses after fee waivers and/or expense reimbursement	1.50%	1.50%	1.50%	1.25%	1.25%
Net investment income (loss)	0.88%	0.26%	0.47%	1.10%	0.98%
Supplemental data:
Net assets, end of year (000's)	$52,036	$67,172	$64,979	$72,280	$117,601
Portfolio turnover rate	77%	83%	83%	76%	66%

	Class Y
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$13.04	$10.65	$9.69	$13.84	$15.78
Income (loss) from investment operations:
Net investment income[1]	0.14	0.08	0.08	0.13	0.19
Net realized and unrealized gain (loss)	(1.08)	2.68	1.16	(3.63)	(2.13)
Total income (loss) from investment operations	(0.94)	2.76	1.24	(3.50)	(1.94)
Less dividends/distributions:
From net investment income	(0.06)	(0.37)	(0.28)	(0.65)	—
Net asset value, end of year	$12.04	$13.04	$10.65	$9.69	$13.84
Total investment return[2]	(7.15)%	25.98%	12.51%	(24.52)%	(12.29)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.25%	1.15%	1.15%	1.08%	0.96%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.25%	1.15%	1.15%	1.00%	1.00%[3]
Net investment income	1.15%	0.62%	0.67%	1.27%	1.29%
Supplemental data:
Net assets, end of year (000's)	$19,645	$23,230	$25,227	$66,646	$164,307
Portfolio turnover rate	77%	83%	83%	76%	66%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

UBS Global Equity Fund

Financial highlights

	Class C
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$12.15	$9.94	$9.13	$13.05	$15.02
Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.06)	(0.03)	0.03	0.03
Net realized and unrealized gain (loss)	(0.98)	2.50	1.07	(3.44)	(2.00)
Total income (loss) from investment operations	(0.97)	2.44	1.04	(3.41)	(1.97)
Less dividends/distributions:
From net investment income	—	(0.23)	(0.23)	(0.51)	—
Net asset value, end of year	$11.18	$12.15	$9.94	$9.13	$13.05
Total investment return[2]	(7.98)%	24.48%	11.29%	(25.46)%	(13.12)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.40%	2.32%	2.34%	2.30%	2.11%
Expenses after fee waivers and/or expense reimbursement	2.25%	2.25%	2.25%	2.00%	2.00%
Net investment income (loss)	0.12%	(0.49)%	(0.28)%	0.34%	0.23%
Supplemental data:
Net assets, end of year (000's)	$16,082	$20,863	$20,499	$22,519	$35,900
Portfolio turnover rate	77%	83%	83%	76%	66%
See accompanying notes to financial statements.

UBS International Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$8.21	$6.62	$6.48	$9.97	$12.99
Income (loss) from investment operations:
Net investment income[1]	0.08	0.07	0.06	0.10	0.17
Net realized and unrealized gain (loss)	(1.40)	1.78	0.54	(2.89)	(1.83)
Total income (loss) from investment operations	(1.32)	1.85	0.60	(2.79)	(1.66)
Less dividends/distributions:
From net investment income	(0.14)	(0.26)	(0.46)	(0.16)	(0.20)
From net realized gains	—	—	—	(0.54)	(1.16)
Total dividends/distributions	(0.14)	(0.26)	(0.46)	(0.70)	(1.36)
Net asset value, end of year	$6.75	$8.21	$6.62	$6.48	$9.97
Total investment return[2]	(15.99)%	28.14%	8.65%	(26.75)%	(13.93)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.28%	2.04%	1.76%	1.57%	1.32%
Expenses after fee waivers and/or expense reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.20%	0.93%	0.83%	1.50%	1.43%
Supplemental data:
Net assets, end of year (000's)	$5,576	$9,207	$6,875	$7,809	$17,023
Portfolio turnover rate	49%	76%	71%	124%	55%

	Class Y
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$8.25	$6.65	$6.51	$10.05	$13.07
Income (loss) from investment operations:
Net investment income[1]	0.11	0.09	0.06	0.12	0.21
Net realized and unrealized gain (loss)	(1.43)	1.79	0.57	(2.91)	(1.85)
Total income (loss) from investment operations	(1.32)	1.88	0.63	(2.79)	(1.64)
Less dividends/distributions:
From net investment income	(0.16)	(0.28)	(0.49)	(0.21)	(0.22)
From net realized gains	—	—	—	(0.54)	(1.16)
Total dividends/distributions	(0.16)	(0.28)	(0.49)	(0.75)	(1.38)
Net asset value, end of year	$6.77	$8.25	$6.65	$6.51	$10.05
Total investment return[2]	(15.88)%	28.46%	8.94%	(26.62)%	(13.63)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.06%	1.78%	1.55%	1.42%	1.13%
Expenses after fee waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.52%	1.13%	0.84%	1.81%	1.79%
Supplemental data:
Net assets, end of year (000's)	$12,966	$17,829	$18,724	$66,665	$129,573
Portfolio turnover rate	49%	76%	71%	124%	55%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

UBS International Equity Fund

Financial highlights

	Class C
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$8.02	$6.47	$6.34	$9.69	$12.71
Income (loss) from investment operations:
Net investment income[1]	0.03	0.03	0.01	0.05	0.09
Net realized and unrealized gain (loss)	(1.36)	1.72	0.53	(2.80)	(1.79)
Total income (loss) from investment operations	(1.33)	1.75	0.54	(2.75)	(1.70)
Less dividends/distributions:
From net investment income	(0.06)	(0.20)	(0.41)	(0.06)	(0.16)
From net realized gains	—	—	—	(0.54)	(1.16)
Total dividends/distributions	(0.06)	(0.20)	(0.41)	(0.60)	(1.32)
Net asset value, end of year	$6.63	$8.02	$6.47	$6.34	$9.69
Total investment return[2]	(16.59)%	27.14%	7.86%	(27.33)%	(14.51)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	3.06%	2.82%	2.56%	2.38%	2.13%
Expenses after fee waivers and/or expense reimbursement	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income	0.45%	0.32%	0.10%	0.75%	0.75%
Supplemental data:
Net assets, end of year (000's)	$703	$1,405	$866	$914	$1,949
Portfolio turnover rate	49%	76%	71%	124%	55%

See accompanying notes to financial statements.

UBS Market Neutral Multi-Strategy Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A		Class C
	Year ended June 30,		Year ended June 30,
	2012	2011	2012	2011
Net asset value, beginning of year	$9.70	$10.00	$9.63	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.22)	(0.20)	(0.28)	(0.28)
Net realized and unrealized (loss)	(0.04)	(0.12)	(0.05)	(0.09)
Total loss from investment operations	(0.26)	(0.32)	(0.33)	(0.37)
Redemption fees	0.00[3]	0.02	—	0.00[3]
Less dividends/distributions:
From net realized gains	(0.01)	—	(0.01)	—
Net asset value, end of year	$9.43	$9.70	$9.29	$9.63
Total investment return[2]	(2.73)%	(3.00)%	(3.58)%	(3.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	5.76%	5.26%	6.47%	5.94%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.25%	4.13%	5.05%	4.94%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.75%	1.75%	2.50%	2.50%
Net investment loss	(2.27)%	(2.07)%	(3.01)%	(2.84)%
Supplemental data:
Net assets, end of year (000's)	$2,578	$4,466	$600	$904
Portfolio turnover rate	242%	460%	242%	460%

	Class Y
	Year ended June 30,
	2012	2011
Net asset value, beginning of year	$9.72	$10.00
Income (loss) from investment operations:
Net investment (loss)[1]	(0.19)	(0.18)
Net realized and unrealized (loss)	(0.04)	(0.10)
Total loss from investment operations	(0.23)	(0.28)
Less dividends/distributions:
From net realized gains	(0.01)	—
Net asset value, end of year	$9.48	$9.72
Total investment return[2]	(2.51)%	(2.70)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	5.33%	4.83%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.08%	3.82%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.50%	1.50%
Net investment loss	(2.00)%	(1.81)%
Supplemental data:
Net assets, end of year (000's)	$14,215	$14,583
Portfolio turnover rate	242%	460%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

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UBS U.S. Equity Alpha Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$8.94	$7.01	$6.31	$8.82	$11.55
Income (loss) from investment operations:
Net investment income (loss)[1]	0.02	0.02	(0.01)	0.04	0.05
Net realized and unrealized gain (loss)	(0.29)	1.91	0.71	(2.48)	(2.10)
Total income (loss) from investment operations	(0.27)	1.93	0.70	(2.44)	(2.05)
Less dividends/distributions:
From net investment income	(0.01)	—	—	(0.07)	(0.03)
From net realized gains	—	—	—	—	(0.65)
Total dividends/distributions	(0.01)	—	—	(0.07)	(0.68)
Net asset value, end of year	$8.66	$8.94	$7.01	$6.31	$8.82
Total investment return[2]	(3.02)%	27.53%	11.09%	(27.52)%	(18.49)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	3.21%	2.54%	2.44%	2.47%	1.93%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.21%	2.03%	2.24%	2.24%	1.93%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss)	0.26%	0.24%	(0.10)%	0.63%	0.47%
Supplemental data:
Net assets, end of year (000's)	$9,682	$16,726	$22,938	$33,137	$93,344
Portfolio turnover rate	85%	85%	130%	154%	72%

	Class Y
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$8.94	$7.01	$6.30	$8.82	$11.55
Income (loss) from investment operations:
Net investment income[1]	0.04	0.04	0.01	0.00[3]	0.08
Net realized and unrealized gain (loss)	(0.29)	1.92	0.70	(2.41)	(2.10)
Total income (loss) from investment operations	(0.25)	1.96	0.71	(2.41)	(2.02)
Less dividends/distributions:
From net investment income	(0.04)	(0.03)	—	(0.11)	(0.06)
From net realized gains	—	—	—	—	(0.65)
Total dividends/distributions	(0.04)	(0.03)	—	(0.11)	(0.71)
Net asset value, end of year	$8.65	$8.94	$7.01	$6.30	$8.82
Total investment return[2]	(2.80)%	27.91%	11.27%	(27.22)%	(18.34)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.85%	2.26%	2.16%	2.33%	1.70%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.93%	1.78%	2.00%	2.25%	1.70%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	0.50%	0.48%	0.12%	0.07%	0.74%
Supplemental data:
Net assets, end of year (000's)	$3,806	$10,764	$12,132	$95,804	$9,121
Portfolio turnover rate	85%	85%	130%	154%	72%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

UBS U.S. Equity Alpha Fund

Financial highlights

	Class C
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$8.78	$6.93	$6.29	$8.74	$11.50
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	(0.04)	(0.06)	(0.01)	(0.03)
Net realized and unrealized gain (loss)	(0.29)	1.89	0.70	(2.44)	(2.08)
Total income (loss) from investment operations	(0.33)	1.85	0.64	(2.45)	(2.11)
Less dividends/distributions:
From net investment income	—	—	—	—	—
From net realized gains	—	—	—	—	(0.65)
Total dividends/distributions	—	—	—	—	(0.65)
Net asset value, end of year	$8.45	$8.78	$6.93	$6.29	$8.74
Total investment return[2]	(3.76)%	26.70%	10.18%	(28.03)%	(19.11)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	4.04%	3.36%	3.27%	3.30%	2.74%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.96%	2.78%	2.98%	2.99%	2.68%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.25%	2.25%	2.25%	2.25%	2.25%
Net investment income (loss)	(0.49)%	(0.52)%	(0.85)%	(0.12)%	(0.28)%
Supplemental data:
Net assets, end of year (000's)	$3,141	$5,029	$6,810	$9,003	$22,823
Portfolio turnover rate	85%	85%	130%	154%	72%

See accompanying notes to financial statements.

UBS U.S. Equity Opportunity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$6.74	$5.33	$4.94	$8.42	$11.66
Income (loss) from investment operations:
Net investment income[1]	0.05	0.06	0.05	0.11	0.14
Net realized and unrealized gain (loss)	(0.42)	1.41	0.46	(2.66)	(2.25)
Total income (loss) from investment operations	(0.37)	1.47	0.51	(2.55)	(2.11)
Less dividends/distributions:
From net investment income	(0.06)	(0.06)	(0.12)	(0.06)	(0.14)
From net realized gains	—	—	—	(0.87)	(0.99)
Total dividends/distributions	(0.06)	(0.06)	(0.12)	(0.93)	(1.13)
Net asset value, end of year	$6.31	$6.74	$5.33	$4.94	$8.42
Total investment return[2]	(5.33)%	27.57%	10.16%	(29.74)%	(19.38)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.89%	1.61%	1.61%	1.52%	1.32%
Expenses after fee waivers and/or expense reimbursement	1.20%	1.20%	1.20%	1.10%	1.10%
Net investment income	0.87%	0.88%	0.83%	1.89%	1.35%
Supplemental data:
Net assets, end of year (000's)	$35,538	$43,766	$41,012	$43,951	$78,989
Portfolio turnover rate	138%	85%	70%	67%	52%

	Class Y
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$6.79	$5.36	$4.97	$8.46	$11.71
Income (loss) from investment operations:
Net investment income[1]	0.07	0.07	0.06	0.12	0.16
Net realized and unrealized gain (loss)	(0.43)	1.43	0.47	(2.67)	(2.25)
Total income (loss) from investment operations	(0.36)	1.50	0.53	(2.55)	(2.09)
Less dividends/distributions:
From net investment income	(0.08)	(0.07)	(0.14)	(0.07)	(0.17)
From net realized gains	—	—	—	(0.87)	(0.99)
Total dividends/distributions	(0.08)	(0.07)	(0.14)	(0.94)	(1.16)
Net asset value, end of year	$6.35	$6.79	$5.36	$4.97	$8.46
Total investment return[2]	(5.14)%	28.13%	10.39%	(29.53)%	(19.15)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.73%	1.48%	1.50%	1.45%	1.13%
Expenses after fee waivers and/or expense reimbursement	0.95%	0.95%	0.95%	0.85%	0.85%
Net investment income	1.12%	1.13%	1.07%	2.08%	1.60%
Supplemental data:
Net assets, end of year (000's)	$1,444	$1,576	$1,515	$2,174	$5,694
Portfolio turnover rate	138%	85%	70%	67%	52%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

UBS U.S. Equity Opportunity Fund

Financial highlights

	Class C
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$6.59	$5.20	$4.83	$8.26	$11.42
Income (loss) from investment operations:
Net investment income[1]	0.01	0.01	0.00[3]	0.06	0.06
Net realized and unrealized gain (loss)	(0.41)	1.39	0.45	(2.60)	(2.18)
Total income (loss) from investment operations	(0.40)	1.40	0.45	(2.54)	(2.12)
Less dividends/distributions:
From net investment income	(0.01)	(0.01)	(0.08)	(0.02)	(0.05)
From net realized gains	—	—	—	(0.87)	(0.99)
Total dividends/distributions	(0.01)	(0.01)	(0.08)	(0.89)	(1.04)
Net asset value, end of year	$6.18	$6.59	$5.20	$4.83	$8.26
Total investment return[2]	(6.07)%	26.87%	9.08%	(30.25)%	(19.83)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.67%	2.40%	2.41%	2.33%	2.10%
Expenses after fee waivers and/or expense reimbursement	1.95%	1.95%	1.95%	1.85%	1.85%
Net investment income	0.12%	0.13%	0.08%	1.13%	0.60%
Supplemental data:
Net assets, end of year (000's)	$3,978	$4,992	$4,889	$5,429	$9,795
Portfolio turnover rate	138%	85%	70%	67%	52%

See accompanying notes to financial statements.

UBS U.S. Large Cap Equity Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$16.46	$12.79	$11.48	$16.63	$21.19
Income (loss) from investment operations:
Net investment income (loss)[1]	0.10	0.09	0.06	0.13	0.16
Net realized and unrealized gain (loss)	(0.51)	3.65	1.54	(4.84)	(3.68)
Total income (loss) from investment operations	(0.41)	3.74	1.60	(4.71)	(3.52)
Less dividends/distributions:
From net investment income	(0.09)	(0.07)	(0.29)	(0.07)	(0.16)
From net realized gains	—	—	—	(0.37)	(0.88)
Total dividends/distributions	(0.09)	(0.07)	(0.29)	(0.44)	(1.04)
Net asset value, end of year	$15.96	$16.46	$12.79	$11.48	$16.63
Total investment return[2]	(2.47)%	29.28%	13.75%	(28.04)%	(17.17)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.24%	1.19%	1.33%	1.28%	1.16%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.20%	1.20%[3]	1.20%	1.28%	1.16%
Net investment income (loss)	0.64%	0.57%	0.47%	1.05%	0.83%
Supplemental data:
Net assets, end of year (000's)	$14,113	$19,832	$23,164	$34,406	$90,558
Portfolio turnover rate	65%	60%	50%	62%	47%

	Class Y
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$16.60	$12.91	$11.62	$16.85	$21.44
Income (loss) from investment operations:
Net investment income[1]	0.14	0.13	0.10	0.17	0.22
Net realized and unrealized gain (loss)	(0.52)	3.68	1.56	(4.91)	(3.72)
Total income (loss) from investment operations	(0.38)	3.81	1.66	(4.74)	(3.50)
Less dividends/distributions:
From net investment income	(0.15)	(0.12)	(0.37)	(0.12)	(0.21)
From net realized gains	—	—	—	(0.37)	(0.88)
Total dividends/distributions	(0.15)	(0.12)	(0.37)	(0.49)	(1.09)
Net asset value, end of year	$16.07	$16.60	$12.91	$11.62	$16.85
Total investment return[2]	(2.23)%	29.57%	14.04%	(27.85)%	(16.87)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	0.97%	0.94%	0.99%	0.96%	0.87%
Expenses after fee waivers and/or expense reimbursement/recoupment	0.95%	0.95%[3]	0.95%	0.96%	0.87%
Net investment income	0.90%	0.82%	0.72%	1.39%	1.13%
Supplemental data:
Net assets, end of year (000's)	$185,910	$206,555	$188,636	$217,821	$645,803
Portfolio turnover rate	65%	60%	50%	62%	47%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

UBS U.S. Large Cap Equity Fund

Financial highlights

	Class C
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$15.88	$12.37	$11.14	$16.21	$20.66
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	(0.03)	(0.04)	0.04	0.02
Net realized and unrealized gain (loss)	(0.50)	3.54	1.50	(4.71)	(3.59)
Total income (loss) from investment operations	(0.52)	3.51	1.46	(4.67)	(3.57)
Less dividends/distributions:
From net investment income	—	—	(0.23)	(0.03)	—
From net realized gains	—	—	—	(0.37)	(0.88)
Total dividends/distributions	—	—	(0.23)	(0.40)	(0.88)
Net asset value, end of year	$15.36	$15.88	$12.37	$11.14	$16.21
Total investment return[2]	(3.28)%	28.38%	12.92%	(28.57)%	(17.76)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	2.02%	2.00%	2.01%	1.96%	1.91%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.95%	1.95%	1.95%	1.96%	1.91%
Net investment income (loss)	(0.11)%	(0.18)%	(0.28)%	0.35%	0.09%
Supplemental data:
Net assets, end of year (000's)	$2,873	$3,467	$3,539	$4,719	$6,382
Portfolio turnover rate	65%	60%	50%	62%	47%

See accompanying notes to financial statements.

UBS U.S. Small Cap Growth Fund

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$16.00	$10.60	$8.56	$13.31	$15.94
Income (loss) from investment operations:
Net investment (loss)[1]	(0.14)	(0.13)	(0.10)	(0.06)	(0.12)
Net realized and unrealized gain (loss)	0.33	5.53	2.14	(4.69)	(1.47)
Total income (loss) from investment operations	0.19	5.40	2.04	(4.75)	(1.59)
Less dividends/distributions:
From net realized gains	—	—	—	0.00[3]	(1.04)
Net asset value, end of year	$16.19	$16.00	$10.60	$8.56	$13.31
Total investment return[2]	1.19%	50.94%	23.83%	(35.68)%	(10.25)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.57%	1.54%	1.60%	1.67%	1.47%
Expenses after fee waivers and/or expense reimbursement	1.40%	1.40%	1.40%	1.28%	1.28%
Net investment loss	(0.93)%	(0.95)%	(1.00)%	(0.60)%	(0.81)%
Supplemental data:
Net assets, end of year (000's)	$31,015	$38,319	$28,586	$41,141	$92,759
Portfolio turnover rate	48%	55%	72%	73%	51%

	Class Y
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$16.64	$11.00	$8.86	$13.74	$16.38
Income (loss) from investment operations:
Net investment (loss)[1]	(0.11)	(0.10)	(0.08)	(0.03)	(0.08)
Net realized and unrealized gain (loss)	0.35	5.74	2.22	(4.85)	(1.52)
Total income (loss) from investment operations	0.24	5.64	2.14	(4.88)	(1.60)
Less dividends/distributions:
From net realized gains	—	—	—	0.00[3]	(1.04)
Net asset value, end of year	$16.88	$16.64	$11.00	$8.86	$13.74
Total investment return[2]	1.44%	51.27%	24.15%	(35.51)%	(10.03)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement/recoupment	1.15%	1.13%	1.21%	1.25%	1.12%
Expenses after fee waivers and/or expense reimbursement/recoupment	1.15%[4]	1.15%[4]	1.15%	1.03%	1.03%
Net investment loss	(0.68)%	(0.70)%	(0.74)%	(0.36)%	(0.55)%
Supplemental data:
Net assets, end of year (000's)	$107,447	$112,186	$94,725	$134,378	$272,666
Portfolio turnover rate	48%	55%	72%	73%	51%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Fund, not to exceed the expense cap.

UBS U.S. Small Cap Growth Fund

Financial highlights

	Class C
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$14.78	$9.87	$8.03	$12.57	$15.23
Income (loss) from investment operations:
Net investment (loss)[1]	(0.23)	(0.22)	(0.17)	(0.12)	(0.21)
Net realized and unrealized gain (loss)	0.30	5.13	2.01	(4.42)	(1.41)
Total income (loss) from investment operations	0.07	4.91	1.84	(4.54)	(1.62)
Less dividends/distributions:
From net realized gains	—	—	—	0.00[3]	(1.04)
Net asset value, end of year	$14.85	$14.78	$9.87	$8.03	$12.57
Total investment return[2]	0.47%	49.75%	22.91%	(36.11)%	(10.95)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.35%	2.37%	2.50%	2.45%	2.25%
Expenses after fee waivers and/or expense reimbursement	2.15%	2.15%	2.15%	2.03%	2.03%
Net investment loss	(1.68)%	(1.70)%	(1.75)%	(1.38)%	(1.55)%
Supplemental data:
Net assets, end of year (000's)	$2,442	$2,961	$2,336	$2,471	$6,042
Portfolio turnover rate	48%	55%	72%	73%	51%

See accompanying notes to financial statements.

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under The Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 15 Funds available for investment, each having its own investment objectives and policies. The following seven funds are covered in this report: UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Equity Opportunity Fund (formerly known as UBS U.S. Large Cap Value Equity Fund), UBS U.S. Large Cap Equity Fund, and UBS U.S. Small Cap Growth Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company for purposes of the 1940 Act. The Funds currently offer Class A, Class C and Class Y shares. For each Fund, except UBS U.S. Equity Alpha Fund and UBS Market Neutral Multi-Strategy Fund, Class B shares had been offered only to existing Class B shareholders with respect to the reinvestment of dividends and distributions and exchanges of Class B shares of the Funds for Class B shares of other series of the UBS Family of Funds. "UBS Family of Funds" include other UBS Funds, PACE Select Advisors Trust and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter. UBS U.S. Equity Alpha Fund and UBS Market Neutral Multi-Strategy Fund have never offered Class B shares. Effective on March 1, 2012, all outstanding Class B shares converted to Class A shares of the same Fund. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its distribution and/or service plan, if any. Class Y shares have no distribution or service plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A: Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including

The UBS Funds

Notes to financial statements

review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at "fair value," that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board (or a committee designated by it) determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

The UBS Funds

Notes to financial statements

The Board has delegated to the UBS Global Asset Management Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any securities or instruments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews, periodic internal audit reviews and annual review of securities valuations by the Funds' independent auditors.

The types of securities or instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In May 2011, FASB issued Accounting Standards Update No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards ("IFRS")" ("ASU 2011-04"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new disclosures have been implemented for interim and annual periods beginning

The UBS Funds

Notes to financial statements

after December 15, 2011. At June 30, 2012, UBS Global Equity Fund and UBS International Equity Fund transferred a security from Level 1 to Level 2, with the value of $702,433 and $158,091 respectively, due to the valuation changing from an unadjusted quoted price on a US exchange to a valuation based primarily on the valuation of the shares of the company as traded on the Russian Exchange. The remaining Funds had no transfers between Level 1 and Level 2.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company's financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Funds' financial statement disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found in the Portfolio of investments. Forward foreign currency contracts entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2012 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2012, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the year ended June 30, 2012, except for forward foreign currency contracts for UBS Global Equity Fund, UBS International Equity Fund and UBS Market Neutral Multi-Strategy Fund, for which the average volume during the year was greater than at year end.

Disclosure of derivatives by underlying risk for the Fund as of and for the period ended June 30, 2012 is as follows:

Asset derivatives

	Equity risk	Foreign exchange risk	Total
UBS Market Neutral Multi-Strategy Fund
Forward contracts[1]	$—	$4,723	$4,723
Futures contracts[2]	15,964	—	15,964
Total value	$15,964	$4,723	$20,687

The UBS Funds

Notes to financial statements

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

	Equity risk	Foreign exchange risk	Total
UBS Market Neutral Multi-Strategy Fund
Forward contracts[1]	$—	$(3,428)	$(3,428)
Futures contracts[2]	(3,765)	—	(3,765)
Total value	$(3,765)	$(3,428)	$(7,193)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the period ended June 30, 2012 were as follows:

	Equity risk	Foreign exchange risk	Total
UBS Market Neutral Multi-Strategy Fund
Net realized loss[1]
Forward contracts	$—	$(8,961)	$(8,961)
Futures contracts	(223,235)	—	(223,235)
Total net realized loss	$(223,235)	$(8,961)	$(232,196)
Change in net unrealized appreciation/depreciation[2]
Forward contracts	$—	$(5,136)	$(5,136)
Futures contracts	(6,876)	—	(6,876)
Total change in net unrealized appreciation/depreciation	$(6,876)	$(5,136)	$(12,012)

1  Statement of operations location: Net realized gain (loss) on futures contracts, and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts. and forward foreign currency contracts.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend

The UBS Funds

Notes to financial statements

eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance performance. Using financial futures contracts involves various market risks, including equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

The UBS Funds

Notes to financial statements

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Short sales: UBS U.S. Equity Alpha Fund, UBS U.S. Small Cap Growth Fund and UBS Market Neutral Multi-Strategy Fund may each enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If a Fund shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. A Fund will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). A Fund is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Each Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. Each Fund is charged a securities loan fee in connection with short sale transactions. Due to the independence of portfolio management teams that manage the various Fund components, it is likely that UBS Market Neutral Multi-Strategy Fund will, at times, hold the same security both long and short (which may technically result in a "short against the box"). There were no short sales transaction for UBS U.S. Small Cap Growth Fund during the year ended June 30, 2012.

H. Dividends and distributions: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

I. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization ("large cap") companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

The UBS Funds

Notes to financial statements

J. Commission recapture program: The Funds participate in a brokerage commission recapture program, whereby the Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended June 30, 2012, the following Funds recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS Global Equity Fund	$1,550
UBS U.S. Equity Alpha Fund	2,263
UBS U.S. Equity Opportunity Fund	13,073
UBS U.S. Large Cap Equity Fund	25,363

K. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion and over
UBS International Equity Fund	0.800%	0.750%	0.700%	0.675%	0.650%
UBS U.S. Equity Alpha Fund	1.000	0.900	0.850	0.850	0.850
UBS U.S. Equity Opportunity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Large Cap Equity Fund	0.700	0.650	0.600	0.575	0.550
UBS U.S. Small Cap Growth Fund	0.850	0.850	0.825	0.825	0.825

Fund	$0 to $250 mm	$250 mm to $500 mm	$500 mm to to $1.0 billion	$1.0 billion and over
UBS Global Equity Fund	0.750%	0.700%	0.680%	0.650%
UBS Market Neutral Multi-Strategy Fund	1.250	1.250	1.250	1.250

For UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Opportunity Fund and UBS U.S. Large Cap Equity Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each Fund as indicated in the following table. For UBS Market Neutral Multi-Strategy Fund, UBS U.S. Equity Alpha Fund and UBS U.S. Small Cap Growth Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and securities loan fees for securities sold short) to the extent necessary so that each Fund's operating expenses (excluding expenses incurred

The UBS Funds

Notes to financial statements

through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and securities loan fees for securities sold short) do not exceed the expense limit of each Fund as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed, for the year ended June 30, 2012, were as follows:

Fund	Class A expense cap	Class B expense cap*	Class C expense cap	Class Y expense cap	Amount due to or (owed by) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed and/or (recouped)
UBS Global Equity Fund	1.50%	2.25%	2.25%	1.25%	$40,258	$707,237	$85,003
UBS International Equity Fund	1.25	2.00	2.00	1.00	(2,058)	176,419	231,420
UBS Market Neutral Multi-Strategy Fund	1.75	N/A	2.50	1.50	(9,949)	230,429	240,468
UBS U.S. Equity Alpha Fund	1.50	N/A	2.25	1.25	(13,025)	224,759	222,262
UBS U.S. Equity Opportunity Fund	1.20	1.95	1.95	0.95	(31,513)	306,437	303,120
UBS U.S. Large Cap Equity Fund	1.20	1.95	1.95	0.95	116,941	1,474,600	40,280
UBS U.S. Small Cap Growth Fund	1.40	2.15	2.15	1.15	101,369	1,174,396	58,926[1]

*  Effective March 1, 2012, Class B shares converted to Class A shares of the same Fund. UBS Market Neutral Multi-Strategy Fund and UBS U.S. Equity Alpha Fund have never offered Class B Shares.

1  Includes recoupment of $404 for Class Y.

Each Fund, except for UBS International Equity Fund, will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived for the year ended June 30, 2012 are subject to repayment through June 30, 2015. At June 30, 2012, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2013	Expires June 30, 2014	Expires June 30, 2015
UBS Global Equity Fund—Class A	$115,708	$35,216	$20,895	$59,597
UBS Global Equity Fund—Class C	62,747	22,469	14,856	25,422
UBS Global Equity Fund—Class Y	—	—	—	—
UBS Market Neutral Multi-Strategy Fund—Class A	98,923	—	48,384	50,539
UBS Market Neutral Multi-Strategy Fund—Class C	17,403	—	7,708	9,695
UBS Market Neutral Multi-Strategy Fund—Class Y	379,412	—	199,178	180,234
UBS U.S. Equity Alpha Fund—Class A	290,707	65,041	104,994	120,672
UBS U.S. Equity Alpha Fund—Class C	102,330	25,435	35,648	41,247
UBS U.S. Equity Alpha Fund—Class Y	193,975	76,513	57,119	60,343
UBS U.S. Equity Opportunity Fund—Class A	638,943	196,379	183,453	259,111
UBS U.S. Equity Opportunity Fund—Class C	81,492	26,604	23,692	31,196
UBS U.S. Equity Opportunity Fund—Class Y	33,702	11,994	8,976	12,732
UBS U.S. Large Cap Equity Fund—Class A	45,889	38,849	—	7,040
UBS U.S. Large Cap Equity Fund—Class C	6,611	2,660	1,932	2,019
UBS U.S. Large Cap Equity Fund—Class Y	100,368	69,235	—	31,133
UBS U.S. Small Cap Growth Fund—Class A	176,568	74,652	47,545	54,371
UBS U.S. Small Cap Growth Fund—Class C	20,093	8,898	6,270	4,925
UBS U.S. Small Cap Growth Fund—Class Y	62,164	62,164	—	—

The UBS Funds

Notes to financial statements

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the year ended June 30, 2012, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Global Equity Fund	$5,238	$70,700
UBS International Equity Fund	1,158	16,540
UBS Market Neutral Multi-Strategy Fund	1,077	13,826
UBS U.S. Equity Alpha Fund	1,013	16,844
UBS U.S. Equity Opportunity Fund	2,480	32,822
UBS U.S. Large Cap Equity Fund	12,145	157,940
UBS U.S. Small Cap Growth Fund	8,316	103,521

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the year ended June 30, 2012 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are reflected as securities lending income in the Statement of operations.
The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended June 30, 2012, were as follows:

Fund	UBS AG
UBS International Equity Fund	$280
UBS Market Neutral Multi-Strategy Fund	10,047
UBS U.S. Equity Alpha Fund	165
UBS U.S. Equity Opportunity Fund	101
UBS U.S. Small Cap Growth Fund	183

3. Distribution and service plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the distribution and/or service of Class A, Class B and Class C.

The UBS Funds

Notes to financial statements

Annual fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B*	Class C
UBS Global Equity Fund	0.25%	1.00%	1.00%
UBS International Equity Fund	0.25	1.00	1.00
UBS Market Neutral Multi-Strategy Fund	0.25	N/A	1.00
UBS U.S. Equity Alpha Fund	0.25	N/A	1.00
UBS U.S. Equity Opportunity Fund	0.25	1.00	1.00
UBS U.S. Large Cap Equity Fund	0.25	1.00	1.00
UBS U.S. Small Cap Growth Fund	0.25	1.00	1.00

*  Effective March 1, 2012, Class B shares converted to Class A shares of the same Fund. UBS Market Neutral Multi-Strategy Fund and UBS U.S. Equity Alpha Fund have never offered Class B shares.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C. At June 30, 2012, certain Funds owed UBS Global AM (US) distribution and service fees, and for the year ended June 30, 2012, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Global Equity Fund—Class A	$10,520	$1,984
UBS Global Equity Fund—Class C	13,016	16
UBS International Equity Fund—Class A	1,135	103
UBS International Equity Fund—Class C	573	—
UBS Market Neutral Multi-Strategy Fund—Class A	553	123
UBS Market Neutral Multi-Strategy Fund—Class C	523	628
UBS U.S. Equity Alpha Fund—Class A	1,982	214
UBS U.S. Equity Alpha Fund—Class C	2,552	13
UBS U.S. Equity Opportunity Fund—Class A	7,251	2,099
UBS U.S. Equity Opportunity Fund—Class C	3,245	—
UBS U.S. Large Cap Equity Fund—Class A	2,864	2,727
UBS U.S. Large Cap Equity Fund—Class C	2,328	—
UBS U.S. Small Cap Growth Fund—Class A	6,155	3,135
UBS U.S. Small Cap Growth Fund—Class C	1,921	1,117

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon"), as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

The UBS Funds

Notes to financial statements

For the year ended June 30, 2012, UBS Financial Services Inc., received from BNY Mellon, not the Funds, total service fees as follows:

Fund	Amount paid
UBS Global Equity Fund	$57,536
UBS International Equity Fund	2,792
UBS Market Neutral Multi-Strategy Fund	2,969
UBS U.S. Equity Alpha Fund	7,595
UBS U.S. Equity Opportunity Fund	17,055
UBS U.S. Large Cap Equity Fund	3,861
UBS U.S. Small Cap Growth Fund	10,795

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund loaned securities to certain qualified broker dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Fund's Portfolio of investments. The value of loaned securities and related collateral outstanding at June 30, 2012, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Global Equity Fund	$4,075,433	$4,262,492	$4,262,492
UBS International Equity Fund	743,846	781,222	781,222
UBS U.S. Equity Opportunity Fund	1,144,838	1,201,460	1,201,460
UBS U.S. Large Cap Equity Fund	5,941,573	6,091,464	6,091,464
UBS U.S. Small Cap Growth Fund	19,502,648	19,982,605	19,982,605

The UBS Funds

Notes to financial statements

6. Purchases and sales of securities

For the year ended June 30, 2012, aggregate purchases and sales of portfolio securities, excluding short term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Equity Fund	$71,981,574	$88,814,260
UBS International Equity Fund	10,494,291	14,712,979
UBS Market Neutral Multi-Strategy Fund	67,784,665	67,998,805
UBS U.S. Equity Alpha Fund	29,899,879	43,973,133
UBS U.S. Equity Opportunity Fund	59,947,865	66,414,564
UBS U.S. Large Cap Equity Fund	136,608,538	156,983,094
UBS U.S. Small Cap Growth Fund	66,193,283	80,326,299

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended June 30, 2012 and June 30, 2011 were as follows:

	2012		2011
Fund	Distributions paid from ordinary income	Distributions paid from net long-term capital gains	Total distributions paid	Distributions paid from ordinary income
UBS Global Equity Fund	$156,343	$—	$156,343	$3,119,145
UBS International Equity Fund	463,119	—	463,119	958,768
UBS Market Neutral Multi-Strategy Fund	—	10,532	10,532	—
UBS U.S. Equity Alpha Fund	52,091	—	52,091	35,347
UBS U.S. Equity Opportunity Fund	419,444	—	419,444	425,326
UBS U.S. Large Cap Equity Fund	1,852,139	—	1,852,139	1,698,152

At June 30, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total
UBS Global Equity Fund	$2,305,822	$(29,404,499)	$(701,366)	$(27,800,043)
UBS International Equity Fund	649,549	(13,536,753)	(53,672)	(12,940,876)
UBS Market Neutral Multi-Strategy Fund	—	(618,336)	(305,623)	(923,959)
UBS U.S. Equity Alpha Fund	26,498	(21,875,598)	240,540	(21,608,560)
UBS U.S. Equity Opportunity Fund	332,719	(19,051,024)	(245,478)	(18,963,783)
UBS U.S. Large Cap Equity Fund	1,793,923	(177,207,372)	8,990,654	(166,422,795)
UBS U.S. Small Cap Growth Fund	—	(23,397,560)	31,429,365	8,031,805

The UBS Funds

Notes to financial statements

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2012 were as follows:

Fund	Undistributed net investment income	Accumulated net realized gain/(loss)	Beneficial interest
UBS Global Equity Fund	$1,403,578	$(1,403,578)	$—
UBS International Equity Fund	289,017	(289,017)	—
UBS Market Neutral Multi-Strategy Fund	265,871	(69,080)	(196,791)
UBS U.S. Equity Alpha Fund	(270)	423	(153)
UBS U.S. Equity Opportunity Fund	(19,935)	19,935	—
UBS U.S. Large Cap Equity Fund	(18,136)	18,136	—
UBS U.S. Small Cap Growth Fund	471,285	24,795	(496,080)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an indefinite period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in preenactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Post-enactment losses incurred that will be carried forward indefinitely are as follows:

Fund	Short-term losses
UBS Market Neutral Multi-Strategy Fund	$249,770

At June 30, 2012, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates
Fund	June 30, 2017	June 30, 2018
UBS Global Equity Fund	$—	$27,275,821
UBS International Equity Fund	247,360	12,259,376
UBS U.S. Equity Alpha Fund	9,323,218	12,503,688
UBS U.S. Equity Opportunity Fund	—	19,051,024
UBS U.S. Large Cap Equity Fund	9,689,883	167,517,489
UBS U.S. Small Cap Growth Fund	—	22,826,020

The UBS Funds

Notes to financial statements

During the fiscal year ended June 30, 2012, the following Funds utilized capital loss carryforwards to offset current year realized capital gains:

Fund	Amount
UBS Global Equity Fund	$797,869
UBS International Equity Fund	160,120
UBS U.S. Equity Alpha Fund	677,304
UBS U.S. Equity Opportunity Fund	1,411,866
UBS U.S. Large Cap Equity Fund	11,538,743
UBS U.S. Small Cap Growth Fund	18,985,773

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2012, the following Funds incurred, and elected to defer, losses of the following:

	Post October capital losses
Fund	Late year ordinary losses	Short-term	Long-term
UBS Global Equity Fund	$—	$1,995,797	$132,881
UBS International Equity Fund	—	1,030,017	—
UBS Market Neutral Multi-Strategy Fund	130,564	156,738	—
UBS U.S. Equity Alpha Fund	—	48,692	—
UBS U.S. Small Cap Growth Fund	571,540	—	—

As of and during the year ended June 30, 2012, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2012, remains subject to examination by the Internal Revenue Service and state taxing authorities.

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. The average daily borrowings under the agreement for the year ended June 30, 2012, were as follows:

Fund	Average daily borrowings	Number of days outstanding	Interest expense	Weighted average annualized interest rate
UBS Global Equity Fund	$4,327,758	5	$523	0.87%
UBS U.S. Equity Opportunity Fund	1,357,820	1	33	0.87

There were no borrowings from the Committed Credit Facility outstanding as of June 30, 2012.

The UBS Funds

Notes to financial statements

9. Shares of beneficial interest

For the year ended June 30, 2012, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Global Equity Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	104,403	$1,215,004	—	$—
Shares repurchased	(981,905)	(11,351,274)	(39,769)	(490,312)
Shares converted from Class B to Class A	8,341	104,549	(8,565)	(104,549)
Dividends reinvested	4,482	47,824
Redemption fees	—	3,280	—	—
Net decrease	(864,679)	$(9,980,617)	(48,334)	$(594,861)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	27,117	$288,436	54,195	$693,696
Shares repurchased	(305,035)	(3,389,757)	(213,684)	(2,500,966)
Dividends reinvested	—	—	9,318	102,029
Redemption fees	—	162	—	6
Net decrease	(277,918)	$(3,101,159)	(150,171)	$(1,705,235)

UBS International Equity Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	127,128	$942,072	—	$—
Shares repurchased	(445,732)	(3,103,930)	(2,336)	(16,768)
Shares converted from Class B to Class A	2,520	18,751	(2,424)	(18,751)
Dividends reinvested	20,534	129,572	—
Redemption fees	—	1,936	—	—
Net decrease	(295,550)	$(2,011,599)	(4,760)	$(35,519)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	9,423	$63,758	177,807	$1,269,537
Shares repurchased	(79,505)	(525,800)	(475,382)	(3,322,334)
Dividends reinvested	972	6,045	49,750	314,916
Redemption fees	—	—	—	1,323
Net decrease	(69,110)	$(455,997)	(247,825)	$(1,736,558)

UBS Market Neutral Multi-Strategy Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	41,814	$401,538	9,372	$89,047	—	$—
Shares repurchased	(229,044)	(2,197,031)	(38,722)	(368,535)	(1)	(10)
Dividends reinvested	179	1,717	30	285	7	69
Redemption fees	—	296	—	—	—	—
Net increase/(decrease)	(187,051)	$(1,793,480)	(29,320)	$(279,203)	6	$59

The UBS Funds

Notes to financial statements

UBS U.S. Equity Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	15,316	$128,287	10,299	$76,021	41,495	$340,304
Shares repurchased	(769,601)	(6,444,821)	(211,693)	(1,757,445)	(810,041)	(6,631,282)
Dividends reinvested	1,501	12,071	—	—	4,845	38,859
Redemption fees	—	921	—	3	—	581
Net decrease	(752,784)	$(6,303,542)	(201,394)	$(1,681,421)	(763,701)	$(6,251,538)

UBS U.S. Equity Opportunity Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	19,264	$123,709	—	$—
Shares repurchased	(938,427)	(5,879,180)	(2,928)	(19,555)
Shares converted from Class B to Class A	2,278	15,767	(2,278)	(15,767)
Dividends reinvested	59,439	343,560	—	—
Redemption fees	—	189	—	—
Net decrease	(857,446)	$(5,395,955)	(5,206)	$(35,322)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	14,256	$87,728	49,920	$284,686
Shares repurchased	(128,993)	(807,168)	(58,369)	(371,833)
Dividends reinvested	1,046	5,940	3,779	21,955
Redemption fees	—	—	—	4
Net decrease	(113,691)	$(713,500)	(4,670)	$(65,188)

UBS U.S. Large Cap Equity Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	84,449	$1,316,171	—	$—
Shares repurchased	(417,616)	(6,491,510)	(1,307)	(21,522)
Shares converted from Class B to Class A	7,469	120,563	(7,669)	(120,563)
Dividends reinvested	5,482	80,315	—	—
Redemption fees	—	650	—	—
Net decrease	(320,216)	$(4,973,811)	(8,976)	$(142,085)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	35,340	$522,679	1,821,151	$29,446,215
Shares repurchased	(66,701)	(1,009,080)	(2,811,075)	(45,445,948)
Dividends reinvested	—	—	119,424	1,759,121
Redemption fees	—	—	—	17,412
Net decrease	(31,361)	$(486,401)	(870,500)	$(14,223,200)

The UBS Funds

Notes to financial statements

UBS U.S. Small Cap Growth Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	344,965	$5,302,359	—	$—
Shares repurchased	(825,536)	(12,464,263)	(957)	(14,759)
Shares converted from Class B to Class A	1,033	15,954	(1,119)	(15,954)
Dividends reinvested	—	—	—	—
Redemption fees	—	1,985	—	—
Net decrease	(479,538)	$(7,143,965)	(2,076)	$(30,713)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	11,240	$163,409	1,217,624	$19,314,062
Shares repurchased	(47,083)	(627,977)	(1,595,871)	(25,555,807)
Dividends reinvested	—	—	—	—
Redemption fees	—	571	—	22,088
Net decrease	(35,843)	$(463,997)	(378,247)	$(6,219,657)

*  Effective March 1, 2012, Class B shares converted to Class A shares of the same Fund.

For the year ended June 30, 2011, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Global Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	149,340	$1,920,017	325	$3,955
Shares repurchased	(1,272,205)	(15,817,784)	(9,813)	(116,256)
Shares converted from Class B to Class A	14,757	175,773	(15,153)	(175,773)
Dividends reinvested	137,883	1,709,749	234	2,843
Redemption fees	—	611	—	—
Net decrease	(970,225)	$(12,011,634)	(24,407)	$(285,231)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	16,431	$197,648	96,980	$1,251,685
Shares repurchased	(394,695)	(4,714,816)	(746,159)	(9,509,898)
Dividends reinvested	33,701	402,393	61,666	785,010
Redemption fees	—	26	—	84
Net decrease	(344,563)	$(4,114,749)	(587,513)	$(7,473,119)

The UBS Funds

Notes to financial statements

UBS International Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	249,435	$2,003,310	—	$—
Shares repurchased	(202,651)	(1,587,735)	(23,771)	(189,375)
Shares converted from Class B to Class A	2,906	20,748	(2,898)	(20,748)
Dividends reinvested	34,276	272,493	—	—
Redemption fees	—	1,407	—	—
Net increase (decrease)	83,966	$710,223	(26,669)	$(210,123)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	69,592	$553,419	124,651	$994,876
Shares repurchased	(31,259)	(237,769)	(856,335)	(6,607,896)
Dividends reinvested	3,173	24,751	79,234	632,293
Redemption fees	—	173	—	667
Net increase (decrease)	41,506	$340,574	(652,450)	$(4,980,060)

UBS Market Neutral Multi-Strategy Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	777,025	$7,714,287	101,962	$1,010,977	2,012,541	$20,131,307
Shares repurchased	(316,440)	(3,117,135)	(8,065)	(78,956)	(512,820)	(5,000,000)
Dividends reinvested	—	—	—	—	—	—
Redemption fees	—	6,897	—	199	—	—
Net increase	460,585	$4,604,049	93,897	$932,220	1,499,721	$15,131,307

UBS U.S. Equity Alpha Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	179,920	$1,500,075	2,316	$18,343	40,956	$336,170
Shares repurchased	(1,583,001)	(13,094,969)	(412,009)	(3,366,542)	(571,800)	(4,656,964)
Dividends reinvested	—	—	—	—	4,203	35,347
Redemption fees	—	1,189	—	70	—	913
Net decrease	(1,403,081)	$(11,593,705)	(409,693)	$(3,348,129)	(526,641)	$(4,284,534)

UBS U.S. Equity Opportunity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	34,230	$218,247	—	$—
Shares repurchased	(1,310,446)	(8,274,037)	(2,132)	(13,071)
Shares converted from Class B to Class A	10,412	69,198	(10,460)	(69,198)
Dividends reinvested	55,116	348,885	—	—
Redemption fees	—	756	—	—
Net decrease	(1,210,688)	$(7,636,951)	(12,592)	$(82,269)

The UBS Funds

Notes to financial statements

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	24,844	$155,122	4,632	$29,422
Shares repurchased	(207,858)	(1,310,763)	(57,989)	(376,431)
Dividends reinvested	878	5,453	3,007	19,154
Redemption fees	—	160	—	11
Net decrease	(182,136)	$(1,150,028)	(50,350)	$(327,844)

UBS U.S. Large Cap Equity Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	213,632	$3,246,905	—	$—
Shares repurchased	(827,199)	(12,817,491)	(3,733)	(50,295)
Shares converted from Class B to Class A	866	13,311	(887)	(13,311)
Dividends reinvested	6,676	103,343	—	—
Redemption fees	—	2,579	—	—
Net decrease	(606,025)	$(9,451,353)	(4,620)	$(63,606)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	11,660	$172,260	2,464,964	$37,044,986
Shares repurchased	(79,289)	(1,160,430)	(4,738,066)	(71,656,774)
Dividends reinvested	—	—	—	1,579,780
Redemption fees	—	90	101,333	16,648
Net decrease	(67,629)	$(988,080)	(2,171,769)	$(33,015,360)

UBS U.S. Small Cap Growth Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	571,513	$8,030,544	—	$—
Shares repurchased	(876,247)	(11,899,215)	(1,360)	(15,253)
Shares converted from Class B to Class A	3,726	50,744	(4,007)	(50,744)
Redemption fees	—	3,633	—	—
Net decrease	(301,008)	$(3,814,294)	(5,367)	$(65,997)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	20,977	$283,069	1,835,735	$26,999,341
Shares repurchased	(57,351)	(744,060)	(3,705,564)	(52,481,542)
Redemption fees	—	9	—	16,664
Net decrease	(36,374)	$(460,982)	(1,869,829)	$(25,465,537)

The UBS Funds

Notes to financial statements

10. Proposed reorganization

On June 8, 2012, the Board approved the submission of an Agreement and Plan of Reorganization (the "Reorganization") to shareholders of UBS Global Equity Fund, proposing to merge UBS Global Equity Fund into the Nationwide Global Equity Fund series of Nationwide Mutual Funds. The merger is subject to the approval of the shareholders UBS Global Equity Fund and the Reorganization is intended to be a tax-free transaction. On the date of the merger, UBS Global Equity Fund will exchange all of its assets at net asset value for shares of the Nationwide Global Equity Fund. Shareholders of UBS Global Equity Fund will receive shares of the corresponding share classes of the Nationwide Fund with a value equal to the net asset value of their ownership interests in UBS Global Equity Fund at the merger date. Effective as of the close of business on July 16, 2012, the Board approved the closure of each class of the UBS Global Equity Fund to new investments, including new investors, additional purchases from existing investors and purchases for exchange from other funds. Therefore, UBS Global Equity Fund will no longer offer shares for purchase, except for Class A and Class Y shares that are purchased by existing investors through systematic purchase plans, discretionary advisory programs, various wrap programs and 401(k)/retirement plans, each of which may continue to purchase shares until it is practicable for such contributions to be terminated; and shareholders will still continue to be able to redeem their shares.

More information about the proposed Reorganization will be provided to shareholders in proxy materials. If approved by shareholders of the UBS Global Equity Fund, the Reorganization is expected to occur in the fourth quarter of 2012.

11. Subsequent events note

The Board of Trustees of The UBS Funds approved a name change and investment policy modifications to UBS Market Neutral Multi-Strategy Fund, which will go into effect on or about September 4, 2012. Specifically the Fund's name will change from UBS Market Neutral Multi-Strategy Fund to UBS Equity Long-Short Multi-Strategy Fund. The Fund's investment objective will change to reflect that the Fund seeks to preserve and grow capital with low correlation to the equity markets. The Fund's investment strategy will change to reflect its shift from a market neutral strategy to a multi-strategy that allows the Fund to vary net exposure to the equity markets.

The UBS Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Equity Opportunity Fund (formerly, UBS U.S. Large Cap Value Equity Fund), UBS U.S. Large Cap Equity Fund and UBS U.S. Small Cap Growth Fund (seven of the series comprising The UBS Funds) (collectively the "Funds") as of June 30, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Global Equity Fund, UBS International Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Large Cap Equity Fund, and UBS U.S. Small Cap Growth Fund at June 30, 2012, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 29, 2012

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 7 and 8, 2012 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Small Cap Growth Fund, UBS Market Neutral Multi-Strategy Fund, UBS Global Bond Fund, UBS High Yield Fund, UBS Fixed Income Opportunities Fund and UBS Core Plus Bond Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on June 4, 2012, June 7, 2012 and June 8, 2012, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. In addition, the Board considered the presentations provided with respect to distribution strategies for the Funds. The

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance

In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Lipper Reports, the Board noted that the UBS Dynamic Alpha Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Small Cap Growth Fund and UBS Core Plus Bond Fund each had appeared in one of the top three performance quintiles for the one-year performance period. At the Board's request, the Advisor further addressed the performance data for the UBS Global Allocation Fund, UBS Global Frontier Fund, UBS International Equity Fund, UBS Global Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS High Yield Fund, UBS Global Bond Fund and UBS Fixed Income Opportunities Fund, each of which had appeared in one of the lower performance quintiles for the one-year period.

In explaining the performance of the UBS Global Allocation Fund and UBS Global Frontier Fund, the Advisor discussed the factors that had affected the performance of each Fund. The Advisor stated that during the one-year performance period, each Fund's more conservative stance with respect to risk may have impacted the performance of the UBS Global Allocation Fund and UBS Global Frontier Fund relative to their peers. Each Fund's defensive position resulted in an underweight to equities in the latter part of 2011, which negatively affected performance relative to its peers. The Advisor noted that while each Fund underperformed relative to its peer universe for the one-year performance period, each of the UBS Global Allocation Fund and UBS Global Frontier Fund outperformed relative to its peer universe for the three-year performance period, appearing in the second performance quintile and first performance quintile, respectively. The Advisor also stated that for the calendar year-to-date ending March 31, 2012, each of the UBS Global Allocation Fund and UBS Global Frontier Fund exceeded its peer universe median for the period.

With respect to the performance of the UBS International Equity Fund and UBS Global Equity Fund over the past year, the Advisor stated that stock selection was the primary reason for each Fund's underperformance compared to its peer universe. The Advisor discussed each Fund's stock selection process and stated that each Fund was well positioned in the next year to take advantage of attractively priced stocks that fit each Fund's long-term investment focus. The Advisor also noted that while each of the UBS International Equity Fund and UBS Global Equity Fund underperformed relative to its respective peer universe for the one-year performance period, each Fund exceeded its respective peer universe median for the three-year performance period.

The Advisor then discussed the factors that had a negative effect on the relative performance of the UBS Market Neutral Multi-Strategy Fund during the one-year performance period. The Advisor specifically outlined the proposed strategy changes that had recently been approved by the Board for the Fund. The Advisor stated that management expected that the strategy changes when implemented would provide a more desirable risk/return target for investors of the UBS Market Neutral Multi-Strategy Fund.

With respect to the performance of the UBS High Yield Fund for the one-year performance period, the Advisor noted that the Fund had a positive return but also noted that the Fund underperformed relative to its benchmark and its peer universe. In explaining the factors that contributed to the UBS High Yield Fund's relative underperformance for the one-year performance period, the Advisor noted that the Fund's positioning within the financials sector and certain industrial subsectors were the major contributors to the Fund's relative underperformance for the period. The

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

Advisor also noted that although the Lipper peer universe reflects an appropriate group of peers, funds within the category are managed to several different indexes. While generally these indices are similar, allocations do vary and over time may result in performance differences, thus impacting peer relative results. The Advisor also noted that the UBS High Yield Fund performed more in line with its peers for the other performance periods presented.

With respect to the UBS Global Bond Fund, the Advisor noted that while the Fund underperformed relative to its benchmark and its peer universe for the one-year period, the Fund experienced a positive return during this time period. The Fund's weaker relative performance was partially attributable to certain sector allocation decisions, including the Fund's investments in investment grade financials, which performed poorly during the period. The Advisor discussed with the Board the performance outlook for the Fund in the upcoming year and stated that it believed that the Fund was positioned for better relative performance.

The Advisor next addressed the relative underperformance of the UBS Fixed Income Opportunities Fund with respect to the Fund's peers. The Advisor stated that the Fund's weaker one-year return was partly attributable to certain hedges the Fund maintained to reduce overall credit market risk. While these hedges were implemented to minimize significant downside events, they generally underperformed as credit markets fared well over the period. The Advisor also discussed with the Board the Fund's strategy of investing in a wide range of fixed income securities, currencies and other investments to generate total returns under a variety of market conditions and economic cycles. The Advisor stated the UBS Fixed Income Opportunities Fund fared poorly compared to its peers because most of the funds in its peer universe are primarily income-focused products which generally maintain long exposure to credit sectors and are less likely than the Fund to engage in hedges or maintain net short positions across interest rates, credit markets and currencies. The Advisor noted that while the funds in the UBS Fixed Income Opportunities Fund's Lipper performance universe benefitted from their income focus during the one-year performance, the Advisor believes that over market cycles, the Fund's ability to maintain both long and short exposure across fixed income and currency markets as part of its unconstrained investment framework will be instrumental in providing attractive risk-adjusted returns for the Fund with minimal correlation to the broader fixed income and equity markets.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor's efforts to address the underperformance issues of each Fund.

Fund fees and expenses

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS Global Allocation Fund, was comparable to, or lower than, the Lipper median in its respective Lipper expense group. The Board also noted that each Fund, except the UBS U.S. Equity Alpha Fund, UBS U.S. Small Cap Growth Fund, UBS International Equity Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Global Bond Fund, had a contractual fee rate comparable to, or lower than, the Lipper median in its respective Lipper expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund, except the UBS U.S. Equity Alpha Fund and UBS Market Neutral Multi-Strategy Fund, had total expenses that were comparable to, or lower than, the Lipper median in its respective Lipper expense group.

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

The Board first discussed the management fee of the UBS Global Allocation Fund. It was noted that the actual management fee for the UBS Global Allocation Fund was higher than the management fee of several of the funds in its Lipper expense group. The Board, however, determined that the UBS Global Allocation Fund's management fee was reasonable considering that it was not significantly higher than its Lipper expense group median and the Fund's actual total expenses were in line with the median of its Lipper expense group.

The Board next considered that the management fee of the UBS U.S. Equity Alpha Fund was higher than the median of its Lipper expense group on a contractual basis, but noted that the Fund's actual management fee compared favorably with the Fund's peers placing in the first quintile of the Lipper expense group. The Board also considered the UBS U.S. Equity Alpha Fund's total expenses, which were higher than the median of the Fund's expense group. The Advisor explained that the Fund has higher non-management expenses as compared to its peers due to the Fund's smaller asset base.

The Board next discussed the management fee of the UBS U.S. Small Cap Growth Fund. It was noted that the UBS U.S. Small Cap Growth Fund's management fee was higher than the median of the Fund's Lipper expense group on a contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Board noted that while the UBS U.S. Small Cap Growth Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee and total expenses compared favorably to its peers, placing in the first quintile and second quintile, respectively, of its Lipper expense group.

The Board then considered the management fee of the UBS International Equity Fund. It was noted that the UBS International Equity Fund's management fee also was higher than the median of the Fund's Lipper expense group on a contractual basis. The Board noted that while the UBS International Equity Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee and total expenses each placed in the first quintile in the Fund's Lipper expense group.

The Board also reviewed the management fee of the UBS Core Plus Bond Fund and noted that the contractual management fee for the UBS Core Plus Bond Fund was not significantly higher than the median of the Fund's expense group. The Board also considered that the UBS Core Plus Bond Fund's actual management fee and actual total expenses were each in the first quintile of the Fund's Lipper expense group.

The Board also noted that the contractual management fee for the UBS Fixed Income Opportunities Fund was higher than the management fee of several of the funds in its Lipper expense group. The Board, however, noted that the UBS Fixed Income Opportunities Fund's actual management fee and total expenses were lower than many of the Fund's peers, each ranking in the first quintile of the Fund's Lipper expense group.

With respect to the fees and expenses of the UBS Global Bond Fund, the Board noted that the Fund was above the median of its Lipper expense group with respect to contractual management fees. The Board, however, also noted that the Fund's actual management fee was lower than the median of its Lipper expense group, placing in the first quintile of its expense group. The Board also considered that the UBS Global Bond Fund had total expenses that were in line with the median of its Lipper expense group.

The Board then considered the total expenses of the UBS Market Neutral Multi-Strategy Fund, noting that the total expenses of the Fund were higher than the Fund's Lipper expense group median. The Advisor explained that the UBS Market Neutral Multi-Strategy Fund has higher non-management expenses as compared to its peers due to the Fund's smaller asset base. The Board also noted the Fund's management fees, on both an actual and contractual basis, were very competitive with the management fees of the funds in its Lipper expense group.

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and profitability

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last three calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year.

The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect to most Funds, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund, except UBS Global Frontier Fund, UBS Market Neutral Multi-Strategy Fund and UBS Fixed Income Opportunities Fund, had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

The UBS Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647-1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; 54 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995). Ms. Cepeda is also a director of the Municipal Securities Rulemaking Board (since October 2010).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Ms. Cepeda is a director of the MGI Funds (7 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008) and director of Amalgamated Bank of Chicago (since 2003). Ms. Cepeda was a director of Lincoln National Income Fund, Inc. (from 1992 to 2006), a director of Lincoln National Convertible Securities Fund, Inc. (from 1992 to 2006) and a director of Wyndham International, Inc. (from 2004 to 2006).

John J. Murphy; 68 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a director or trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Murphy is a director of the Nicholas Applegate funds (12 portfolios); a director of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Abbie J. Smith; 58 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009	Ms. Smith is Boris and Irene Stern Professor of Accounting in the University of Chicago Booth School of Business (since 1980). In addition, Ms. Smith is also a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge Fund (co-founded in 2004, commenced operations in 2008) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow, Harvard Business School (2001-2002).	Ms. Smith is a director or trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 Portfolios).

Frank K. Reilly; 76 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and is Chairman of the Audit Committee for the bank.

Edward M. Roob; 77 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None.

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
J. Mikesell Thomas; 61 1353 Aster Place Chicago, IL 60610	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008); CEO of First Chicago Bank & Trust (since 2008) and President and sole shareholder of Mikesell Advisory Corp (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011). Mr. Thomas was an Independent financial advisor (from 2001 to 2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for NorthShore University Health System. Mr. Thomas was previously a director of First Chicago Bancorp (2008-2010) and First Chicago Bank & Trust (from 2008 to 2010).

Interested Trustee:

Shawn Lytle; 42*[2]	Trustee	Since 2011	Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global Asset Management (Americas) Inc. (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (from 2008 to 2010), Head of Equity Capabilities and Business Management in 2008, and a team manager (from 2005 to 2008) at UBS Global Asset Management (Americas) Inc.	Mr. Lytle is a director or trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

The UBS Funds

Trustee and officer information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; 47	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*; 44	Vice President and Assistant Treasurer	Since May 2011	Ms. Bubloski is a director (since March 2012) (prior to which she was an associate director) (from 2008 to 2012) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 48	President	Since 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Thomas Disbrow*; 46	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively	Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of North Americas Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook*; 47	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 54	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 44	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Tammie Lee*; 41	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 50	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Nancy D. Osborn*; 46	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 56	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the Fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Keith A. Weller*; 51	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

2  Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

The UBS Funds

Federal tax information (unaudited)

For the year ended June 30, 2012, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gain and the amounts expected to be passed through to shareholders as foreign tax credits are approximated as follows:

Fund	Dividends received deduction	Foreign tax credit	Long-term capital gain
UBS Global Equity Fund	100%	$180,955	$—
UBS International Equity Fund	—	45,341	—
UBS Market Neutral Multi-Strategy Fund	—	—	10,532
UBS U.S. Equity Alpha Fund	100	—	—
UBS U.S. Equity Opportunity Fund	100	—	—
UBS U.S. Large Cap Equity Fund	100	—	—

In addition, for the year ended June 30, 2012, gross income derived from sources within foreign countries amounted to $1,857,172 for UBS Global Equity Fund and $577,493 for UBS International Equity Fund.

The UBS Funds

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE® Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to nonaffiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas
New York, NY 10019

S1198

UBS Asset
Allocation Funds

June 30, 2012

The UBS Funds—Asset Allocation

Annual Report

President's letter	1

Market commentary	2

Asset Allocations

UBS Dynamic Alpha Fund	4

UBS Global Allocation Fund	22

UBS Global Frontier Fund	36

UBS Multi-Asset Income Fund	47

Explanation of expense disclosure	60

Statement of assets and liabilities	64

Statement of operations	68

Statement of changes in net assets	70

Financial highlights	72

Notes to financial statements	79

Report of independent registered public accounting firm	101

General information	102

Board approval of investment advisory agreements	103

Trustee and Officer information	108

Federal tax information	114

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President's letter

August 15, 2012

Dear Shareholder,

It has been six months since my last letter to you. In that time, macroeconomic concerns—most notably those relating to Europe's sovereign debt crisis—continued to cast a pall over the marketplace. As a result, the market has had its fair share of ups and downs as investor sentiment has shifted between risk-on and risk-off. Against this backdrop, active managers, including us, continue to find it difficult to add value. For this reason, as in the prior reporting period, security selection was a primary detractor from our Funds' performance over the period.

When the markets are volatile, investors are most likely to lose sight of their long-term investment goals. The risky behavior of market timing becomes more prevalent, even though, time after time, this strategy has been proven to do more harm than good to investment portfolios.

Since I've been writing to you, I have repeatedly stressed the importance of maintaining a long-term perspective and a diversified portfolio. I'm going to take this opportunity to do so again. When markets are at their worst, practicing these two strategies may be your best defense against market volatility.

At UBS Global Asset Management we remain committed to providing you with integrated and outcome-oriented solutions that we believe can help you stay the course. For example, UBS Dynamic Alpha Fund seeks to provide investors with a flexible strategy that offers less reliance on favorable market conditions. UBS Fixed Income Opportunities Fund looks to generate returns via a strategy that has low correlation to the broader equity and fixed income markets. And, in April, with the launch of UBS Multi-Asset Income Fund, we expanded our product line to address our shareholders' increasingly important income needs in a risk-managed manner. The underpinning to all of these investment solutions remains the experience that we have accumulated over 30 years of global investing. We're taking this experience and channeling it into solutions that we believe have the potential to well-position our clients for their investment futures.

The market is challenging investors right now, and their fortitude for staying invested for the long-term is being tested. I firmly believe, however, that by avoiding some of the mistakes that investors tend to make during times of uncertainty, and by maintaining a diversified portfolio that includes fixed income, equities and alternative-type investment solutions, investors may find their fortitude renewed.

Sincerely,

Mark E. Carver
President
The UBS Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for these funds can be obtained from you financial advisor by calling UBS Funds at 800-647 1568 by visiting our Web site at www.ubs.com.

1

The markets in review

Global economic growth moderated

While the overall US economy continued to grow, the pace of the expansion decelerated during the reporting period. Looking back, the Commerce Department reported 2.5% gross domestic product ("GDP") growth in the US for the second quarter of 2011, followed by figures of 1.3% and 4.1% over the third and fourth quarters, respectively. GDP growth in the US then slowed to 2.0% and 1.5%1 in the first and second quarters of 2012.

On several occasions, the Federal Reserve Board (the "Fed"), acknowledging economic growth had been considerably slower than it expected, declared it would keep the extremely low federal funds rate of between 0.00% and 0.25% on hold until at least through mid-2013. Additionally, in an attempt to stimulate the economy and keep longer term interest rates low, the Fed announced its plan to purchase $400 billion of longer term Treasury securities, and to sell an equal amount of shorter term Treasury securities by June 2012 (dubbed "Operation Twist"). At its meeting in June, the Fed extended Operation Twist until the end of 2012. The Fed also left the door open to a third round of quantitative easing, saying it was "prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability."

Economic growth in developed countries outside the US generally weakened and, in some cases, moved into negative territory during the reporting period. The fallout from the ongoing sovereign debt crisis negatively impacted growth in Europe, and several countries, including the UK, fell back into a recession as they experienced two consecutive quarters of negative GDP growth. Conversely, developing countries continued to post growth rates that surpassed developed countries. However, in many cases, the pace of growth was less robust than what it had been in prior quarters.

Global equities produced mixed results

The global equity markets experienced periods of heightened volatility during the period under review. Early in the reporting period, the US equity market fell sharply, due to concerns of a double-dip recession and the ongoing European sovereign debt crisis. The US equity market then rallied over much of the next six months, given generally solid corporate profits and signs that the US economy was gaining some momentum. However, after being largely flat in April, the US market declined in May. Triggering this reversal in investor sentiment was an escalation of the European sovereign debt crisis, as well as indications that the US economy had hit a soft patch. Stocks then rallied in June, due to some signs of progress in the European crisis and given expectations for additional policy accommodation by the Fed. The US stock market, as measured by the S&P 500 Index,2 returned 5.45% during the 12 months ended June 30, 2012.

Both international developed and emerging markets equities were extremely weak during the first three months of the reporting period. Investor sentiment for international equities was negative, given the lack of progress from European policymakers to address the sovereign debt crisis. Although stock prices moved higher over the next six months, the overhang from the situation in Europe resulted in a more muted rally than in the US. Volatility continued during the last three months of the fiscal year, as international equities posted a double-digit decline in May. In addition to fears of contagion from the European sovereign debt crisis, global growth moderated and there were concerns about whether the Chinese government could orchestrate a soft landing for its economy. A portion of May's losses were then erased as stock prices moved higher in June. All told, international developed

1  Based on the Commerce Department's most recent estimate announced on July 27, 2012, after the Funds' fiscal period had ended.

2  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2

The markets in review

equities, as measured by the MSCI EAFE Index (net),3 fell 13.83% during the 12 months ended June 30, 2012. Emerging markets equities, as measured by the MSCI Emerging Markets Index (net),4 declined 15.95%.

Riskier fixed income securities produced strong results

While the US taxable spread sectors (non-US Treasury fixed income securities) experienced periods of volatility during the reporting period, they ultimately produced positive returns and, in some cases, outperformed equal-duration Treasuries. Risk aversion wasn't limited to the equity markets, as the spread sectors performed poorly during the first three months of the fiscal year. However, investor risk appetite was generally robust over the next six months, largely due to positive US economic news. In addition, concerns related to the European sovereign debt crisis appeared to move to the back burner. Against this backdrop, high yield bonds and emerging markets debt generated solid results. Risk aversion then ruled the fixed income markets in late April and May. However, as was the case in the equity market, the spread sectors rallied sharply in June as investor sentiment improved. All told, during the 12 months ended June 30, 2012, the overall US bond market, as measured by the Barclays US Aggregate Index,5 returned 7.47%.

Looking more closely at lower rated fixed income securities, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index6 returned 6.57% during the reporting period. Emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 rose 10.90%. Despite several setbacks, demand was generally solid as investors looked to generate yield in the low interest rate environment.

3  The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

3

UBS Dynamic Alpha Fund

Portfolio performance

For the 12 months ended June 30, 2012, Class A shares of UBS Dynamic Alpha Fund (the "Fund") returned 6.18% (Class A shares returned 0.32% after the deduction of the maximum sales charge), while Class Y shares returned 6.57%. For purposes of comparison, the BofA Merrill Lynch US Treasury 1-5 Year Index returned 2.22% over the same time period, the MSCI World Free Index (net) declined 4.98% and the US Consumer Price Index (CPI) rose 1.66%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 6; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund produced a positive absolute return during the reporting period and posted higher returns than its comparative indexes (listed above). Performance was due primarily to market allocation strategy and currency positioning.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. In relation to our currency strategy, derivatives had a direct positive impact on Fund performance. Derivatives were also just one tool, among others, we used to implement our market allocation strategy; that said, overall, our market allocation strategy contributed to Fund performance during the period.

Portfolio performance summary1

What worked

•  Currency strategies, overall, were positive for performance.

  – A long position in a basket of European currencies (the Great Britain pound, the Swedish krona and the Norwegian krone) versus the euro was beneficial, as the euro weakened given the ongoing sovereign debt crisis.

  – In the early part of the fiscal year, the Fund was rewarded for having a short position in the Great Britain pound versus the US dollar. During the time we held this position, the US dollar appreciated against the pound.

  – A short to the Swiss franc versus the euro, which was implemented in August 2011 and removed in September 2011, benefited performance, as the Swiss National Bank implemented a ceiling on the euro/Swiss franc exchange rate during this time.

•  Positioning in certain fixed income sectors aided the Fund's results.

  – An allocation to investment grade corporate bonds and high yield bonds was beneficial, as they generated strong results given overall solid demand from investors looking to generate incremental yield in the low interest rate environment.

  – During the first part of the reporting period, the Fund favored 10-year UK bonds versus Japanese government bonds. This aided performance as inflation and economic growth moderated in the UK, which supported its longer term bonds. In contrast, Japanese government bonds came under pressure given the stimulus program Japan implemented following the March 2011 natural disasters.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

4

UBS Dynamic Alpha Fund

•  Exposures to several portions of the global equity market contributed to performance.

  – A bias to US large cap equities versus US small cap equities during the first half of the reporting period was additive for results, as US large cap equities outperformed their smaller-cap counterparts.

  – We initiated a long position in German equities versus Spanish equities in March 2012, which was rewarded because Germany's economy held up relatively well, while Spain's was expected to fall back into a recession.

•  Overall, the Fund's positioning among risk assets contributed to results.

  – When the reporting period began, the Fund had a 30% equity market exposure. Given a host of macro issues, including the European sovereign debt crisis and slowing global growth, we took a more conservative approach for the portfolio and moved to a net short allocation to equities in early August and September. This was positive for performance when equities sold off, although it detracted from performance when the market rallied. We then moved to a net positive equity position in October as investor sentiment improved. This allowed the Fund to benefit when equities rebounded in the fourth quarter of 2011.

  – During the first quarter of 2012, there were signs that the US economy was gathering some momentum and we increased the Fund's equity exposure to 35%. This helped us capitalize on the market's rally during the first three months of the year. We then reduced the Fund's equity exposure as data pointed to decelerating economic growth. This position was rewarded when equities sold off during the second quarter. The Fund ended the fiscal year with a 24% allocation to equities and a 76% allocation to fixed income and cash.

What didn't work

•  The Fund's preference for European equities detracted from results. In early 2012 we shifted our bias to European equities over US equities, given that our research showed there were more attractive valuations in Europe, and that US equities appeared to be fairly valued and carrying more downside risk. This positioning was not rewarded as European equities underperformed due to slowing growth and negative investor sentiment given the sovereign debt crisis.

•  Several currency positions were negative for the period.

  – The Fund's short positions in the Australian and New Zealand dollars versus the US dollar were drags on performance. We felt the Australian and New Zealand dollars would weaken given softening commodity prices. While we continue to hold this view, the Australian and New Zealand dollars held up well versus the US dollar.

  – A long position in the Polish zloty versus the euro was a negative, as the zloty lagged the euro during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for this fund can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

5

UBS Dynamic Alpha Fund

Average annual total returns for periods ended 06/30/12 (unaudited)

	1 year	5 years	Inception[1]
Before deducting maximum sales charge
Class A2	6.18%	0.45%	2.24%
Class C3	5.60	(0.29)	1.48
Class Y4	6.57	0.78	2.56
After deducting maximum sales charge
Class A2	0.32%	(0.67)%	1.47%
Class C3	4.60	(0.29)	1.48
BofA Merrill Lynch US Treasury 1-5 Year Index[5]	2.22%	4.45%	3.97%
MSCI World Free Index (net)[6]	(4.98)	(2.96)	3.20
US Consumer Price Index (CPI)[7]	1.66	1.95	2.53

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—1.84% and 1.81%; Class C—2.60% and 2.56%; Class Y—1.54% and 1.54%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2012, do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all share classes of UBS Dynamic Alpha Fund is January 27, 2005. Inception date of the indices, for the purpose of this illustration, is January 31, 2005.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2011, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

6

UBS Dynamic Alpha Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Dynamic Alpha Fund Class A and Class Y shares versus the BofA Merrill Lynch US Treasury 1-5 Year Index, the MSCI World Free Index (net), and the US Consumer Price Index (CPI) from January 27, 2005, which is the inception date of the two classes, through June 30, 2012. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

7

UBS Dynamic Alpha Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2012

Percentage of net assets
Morgan Stanley, 4.750%, due 03/22/17	1.4%
Citigroup, Inc., 6.000%, due 08/15/17	1.4
JPMorgan Chase & Co., 4.500%, due 01/24/22	1.2
General Electric Capital Corp., Series A, 3.750%, due 11/14/14	1.0
Bank of America Corp., 5.650%, due 05/01/18	0.8
Altria Group, Inc., 4.750%, due 05/05/21	0.8
Rabobank Nederland NV, 3.875%, due 02/08/22	0.8
Anheuser-Busch InBev Worldwide, Inc., 5.000%, due 04/15/20	0.8
Goldman Sachs Group, Inc., 4.375%, due 03/16/17	0.7
Rio Tinto Finance USA Ltd., 4.125%, due 05/20/21	0.7
Total	9.6%

Country exposure by issuer, top five (unaudited)

As of June 30, 2012

Percentage of net assets
United States	34.4%
United Kingdom	10.3
Netherlands	3.5
Australia	2.6
France	2.5
Total	53.3%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2012

Bonds
Corporate bonds
Automobiles	0.34%
Beverages	1.13
Building materials	0.16
Capital markets	3.43
Chemicals	0.19
Commercial banks	12.65
Commercial services & supplies	1.12
Communications equipment	0.51
Computers & peripherals	0.46
Construction & engineering	0.29
Consumer finance	0.67
Diversified financial services	8.75
Diversified operations	0.45
Diversified telecommunication services	3.43
Electric utilities	4.08
Energy equipment & services	0.52
Engineering & construction	0.48
Food & staples retailing	0.79
Food products	0.92
Gas utilities	0.52
Health care equipment & supplies	0.30
Health care providers & services	0.03
Independent power producers & energy traders	0.25
Industrial conglomerates	0.08
Insurance	4.01
Leisure equipment & products	0.22
Media	3.09
Metals & mining	2.56
Multi-utilities	1.16
Oil, gas & consumable fuels	5.89
Pharmaceuticals	1.24
Real estate investment trust (REIT)	0.19
Real estate management & development	0.17
Road & rail	0.50
Thrifts & mortgage finance	0.34
Tobacco	2.20
Transportation	0.19
Water utilities	0.29
Wireless telecommunication services	0.97
Total corporate bonds	64.57%
Collateralized debt obligation	0.00
Mortgage & agency debt securities	0.01
US government obligations	2.26
Non-US government obligation	0.69
Total bonds	67.53%
Short-term investments	23.12
Options purchased	0.67
Investment of cash collateral from securities loaned	0.50
Total investments	91.82%
Cash and other assets, less liabilities	8.18
Net assets	100.00%

8

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2012

	Face amount		Value
Bonds: 67.53%
Corporate bonds: 64.57%
Australia: 2.56%
Commonwealth Bank of Australia, 2.250%, due 03/16/17[1]		$1,490,000	$1,513,272
3.500%, due 03/19/15[1]		750,000	782,885
National Australia Bank, 2.750%, due 03/09/17		1,300,000	1,307,882
Rio Tinto Finance USA Ltd., 4.125%, due 05/20/21		1,750,000	1,923,829
Telstra Corp. Ltd., 4.800%, due 10/12/21[1]		300,000	335,417
Westpac Banking Corp., 4.125%, due 05/25/18	EUR	600,000	827,526
Total Australia corporate bonds			6,690,811
Canada: 2.37%
Bank of Montreal, 6.020%, due 05/02/18	CAD	500,000	582,104
Bank of Nova Scotia, 4.100%, due 06/08/17		700,000	739,088
Barrick Gold Corp., 2.900%, due 05/30/16		$500,000	524,474
Canadian Imperial Bank of Commerce, 3.400%, due 01/14/16	CAD	600,000	611,569
Greater Toronto Airports Authority, 6.980%, due 10/15/32		350,000	483,155
Hydro One, Inc., 5.360%, due 05/20/36		375,000	451,160
Royal Bank of Canada, 3.360%, due 01/11/16		250,000	254,538
3.660%, due 01/25/17		600,000	620,998
Suncor Energy, Inc., 6.500%, due 06/15/38		$700,000	833,618
Teck Resources Ltd., 3.150%, due 01/15/17		425,000	438,393
Toronto-Dominion Bank, 3.367%, due 11/02/20[2]	CAD	650,000	651,647
Total Canada corporate bonds			6,190,744
Cayman Islands: 1.78%
Hutchison Whampoa International Ltd., 7.625%, due 04/09/19[1]		$950,000	1,173,728
New York Life Funding, 5.125%, due 02/03/15	GBP	350,000	593,166
Principal Financial Global Funding II LLC, 4.500%, due 01/26/17	EUR	400,000	524,504

	Face amount		Value
Transocean, Inc., 6.000%, due 03/15/18		$800,000	$893,604
Vale Overseas Ltd., 5.625%, due 09/15/19		650,000	720,570
6.875%, due 11/10/39		650,000	759,445
Total Cayman Islands corporate bonds			4,665,017
Curacao: 0.26%
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21		650,000	683,656
Denmark: 0.32%
DONG Energy A/S, 4.875%, due 01/12/32	GBP	500,000	831,289
Finland: 0.24%
Teollisuuden Voima Oyj, 4.625%, due 02/04/19	EUR	460,000	628,118
France: 2.54%
Autoroutes du Sud de la France SA, 5.625%, due 07/04/22		450,000	652,519
AXA SA, 5.250%, due 04/16/40[2]		1,000,000	1,008,692
Banque PSA Finance SA, 3.875%, due 01/18/13		550,000	702,637
Casino Guichard Perrachon SA, 4.481%, due 11/12/18		600,000	781,791
Danone SA, 3.000%, due 06/15/22[1]		$260,000	260,885
EDF SA, 6.950%, due 01/26/39[1]		350,000	414,514
Societe Generale SA, 2.200%, due 09/14/13[1]		1,180,000	1,163,357
Total Capital International SA, 1.550%, due 06/28/17		650,000	651,522
Veolia Environnement SA, 6.750%, due 04/24/19	EUR	250,000	384,767
Vivendi SA, 3.450%, due 01/12/18[1]		$650,000	636,517
Total France corporate bonds			6,657,201
Germany: 0.98%
Daimler AG, 2.000%, due 05/05/17	EUR	700,000	889,482
Muenchener Rueckversicherungs AG, 6.000%, due 05/26/41[2]		1,100,000	1,363,944

9

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2012

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Germany—(Continued)
RWE AG, 4.625%, due 09/28/15[2,3]	EUR	250,000	$303,720
Total Germany corporate bonds			2,557,146
Ireland: 0.52%
CRH Finance Ltd., 7.375%, due 05/28/14		300,000	417,658
GE Capital European Funding, 6.025%, due 03/01/38		650,000	944,783
Total Ireland corporate bonds			1,362,441
Italy: 0.06%
Telecom Italia SpA, 7.375%, due 12/15/17	GBP	100,000	154,732
Japan: 0.27%
Bank of Tokyo-Mitsubishi UFJ Ltd., 2.350%, due 02/23/17[1]		$700,000	715,434
Jersey, Channel Islands: 0.44%
ASIF III Jersey Ltd., 4.750%, due 09/11/13	EUR	575,000	746,230
Gatwick Funding Ltd., 5.250%, due 01/23/24	GBP	250,000	400,621
Total Jersey, Channel Islands corporate bonds			1,146,851
Luxembourg: 1.07%
ArcelorMittal, 9.000%, due 02/15/15		$800,000	899,078
Enel Finance International SA, 6.000%, due 10/07/39[1]		450,000	353,276
GAZ Capital SA for Gazprom, 6.580%, due 10/31/13	GBP	500,000	818,529
Glencore Finance Europe SA, 4.125%, due 04/03/18	EUR	160,000	206,023
Merck Finanz AG, 3.750%, due 12/07/12		415,000	531,737
Total Luxembourg corporate bonds			2,808,643
Mexico: 0.57%
America Movil SAB de CV, 3.625%, due 03/30/15		$700,000	744,494
5.000%, due 03/30/20		650,000	738,169
Total Mexico corporate bonds			1,482,663
Netherlands: 3.52%
ABN Amro Bank NV, 4.875%, due 01/16/19	GBP	580,000	968,352

	Face amount		Value
Alliander NV, 5.500%, due 04/20/16	EUR	240,000	$348,357
Allianz Finance II BV, 5.750%, due 07/08/41[2]		700,000	797,860
Deutsche Telekom International Finance BV, 6.500%, due 04/08/22	GBP	350,000	657,496
E.ON International Finance BV, 6.000%, due 10/30/19		300,000	567,050
ING Bank NV, 3.750%, due 03/07/17[1]		$330,000	328,452
4.000%, due 03/15/16[1]		300,000	302,039
6.125%, due 05/29/23[2]	EUR	270,000	312,202
Koninklijke KPN NV, 4.250%, due 03/01/22		250,000	327,260
Linde Finance BV, 7.375%, due 07/14/66[2]		250,000	355,685
Rabobank Nederland NV, 3.875%, due 02/08/22		$2,050,000	2,085,328
Repsol International Finance BV, 4.250%, due 02/12/16	EUR	500,000	606,088
4.750%, due 02/16/17		350,000	422,658
RWE Finance BV, 4.750%, due 01/31/34	GBP	100,000	160,721
Scotland International Finance BV, 4.250%, due 05/23/13[1]		$580,000	579,782
TenneT Holding BV, 6.655%, due 06/01/17[2,3]	EUR	300,000	386,380
Total Netherlands corporate bonds			9,205,710
Norway: 0.17%
DNB Bank ASA, 3.200%, due 04/03/17[1]		$450,000	455,138
Portugal: 0.37%
EDP Finance BV, 3.250%, due 03/16/15	EUR	450,000	522,505
5.375%, due 11/02/12[1,4]		$457,000	457,868
Total Portugal corporate bonds			980,373
Qatar: 0.29%
Qtel International Finance Ltd., 6.500%, due 06/10/14[1,4]		700,000	764,050
South Korea: 0.29%
GS Caltex Corp., 5.500%, due 10/15/15[5]		700,000	757,470

10

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2012

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
Spain: 1.58%
Banco Santander SA, 4.375%, due 03/16/15	EUR	600,000	$743,795
BBVA US Senior SAU, 3.250%, due 05/16/14		$600,000	577,225
Gas Natural Capital Markets SA, 5.250%, due 07/09/14	EUR	250,000	313,612
Santander International Debt SAU, 3.381%, due 12/01/15		700,000	810,482
Santander US Debt SAU, 2.991%, due 10/07/13[5]		$200,000	192,312
2.991%, due 10/07/13[1]		200,000	192,312
Telefonica Emisiones SAU, 4.797%, due 02/21/18	EUR	400,000	451,420
5.375%, due 02/02/18	GBP	600,000	851,993
Total Spain corporate bonds			4,133,151
Sweden: 1.39%
Nordea Bank AB, 3.125%, due 03/20/17[1]		$760,000	763,244
6.250%, due 09/10/18[2]	EUR	300,000	392,144
Svenska Handelsbanken AB, 5.125%, due 03/30/20[1]		$800,000	889,902
Swedbank Hypotek AB, 2.375%, due 04/05/17[1]		890,000	899,359
Telefonaktiebolaget LM Ericsson, 4.125%, due 05/15/22		690,000	690,873
Total Sweden corporate bonds			3,635,522
Switzerland: 0.56%
Credit Suisse AG, 1.625%, due 03/06/15[1]		570,000	572,012
5.400%, due 01/14/20		855,000	889,258
Total Switzerland corporate bonds			1,461,270
United Kingdom: 10.27%
Abbey National Treasury Services PLC, 3.875%, due 11/10/14[1]		650,000	640,363
Aviva PLC, 5.250%, due 10/02/23[2]	EUR	1,400,000	1,703,047
B.A.T. International Finance PLC, 3.250%, due 06/07/22[1]		$500,000	494,135
9.500%, due 11/15/18[1]		750,000	1,021,073
BAA Funding Ltd., 4.375%, due 01/25/17	EUR	300,000	402,528
6.750%, due 12/03/26	GBP	450,000	854,327
Barclays Bank PLC, 2.250%, due 05/10/17[1]		$660,000	659,961
5.750%, due 08/17/21	GBP	450,000	779,770

	Face amount		Value
BG Energy Capital PLC, 5.125%, due 12/01/25	GBP	150,000	$273,021
BP Capital Markets PLC, 3.245%, due 05/06/22		$155,000	160,486
3.561%, due 11/01/21		280,000	296,425
3.875%, due 03/10/15		450,000	482,222
Brambles Finance PLC, 4.625%, due 04/20/18	EUR	200,000	279,166
British Sky Broadcasting Group PLC, 9.500%, due 11/15/18[1]		$250,000	337,051
British Telecommunications PLC, 8.500%, due 12/07/16	GBP	575,000	1,107,029
Everything Everywhere Finance PLC, 4.375%, due 03/28/19		180,000	279,694
Friends Life Group PLC, 8.250%, due 04/21/22		373,000	505,586
GlaxoSmithKline Capital PLC, 1.500%, due 05/08/17		$330,000	331,072
HSBC Capital Funding LP, 5.369%, due 03/24/14[2,3]	EUR	200,000	234,210
HSBC Holdings PLC, 5.100%, due 04/05/21		$350,000	390,758
6.250%, due 03/19/18	EUR	600,000	830,050
6.500%, due 09/15/37		$1,650,000	1,830,645
Imperial Tobacco Finance PLC, 4.500%, due 07/05/18	EUR	800,000	1,101,288
9.000%, due 02/17/22	GBP	250,000	538,322
Lloyds Banking Group PLC, 5.875%, due 07/08/14	EUR	200,000	256,598
Lloyds TSB Bank PLC, 4.500%, due 09/15/14[5]		500,000	666,485
6.500%, due 03/24/20		550,000	605,987
National Express Group PLC, 6.250%, due 01/13/17	GBP	150,000	252,222
Royal Bank of Scotland PLC, 3.400%, due 08/23/13		$950,000	959,837
4.875%, due 03/16/15		550,000	569,112
5.375%, due 09/30/19	EUR	350,000	474,902
Scottish & Southern Energy PLC, 5.453%, due 10/01/15[2,3]	GBP	222,000	333,778
Standard Chartered PLC, 3.850%, due 04/27/15[5]		$320,000	334,737
3.850%, due 04/27/15[1]		500,000	523,027
4.125%, due 01/18/19	EUR	480,000	660,956
Tesco PLC, 6.125%, due 02/24/22	GBP	580,000	1,062,117
Tesco Property Finance 4 PLC, 5.801%, due 10/13/40[5]		149,217	244,213
Thames Water Utilities Finance Ltd., 5.125%, due 09/28/37		450,000	763,256

11

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2012

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom—(Concluded)
Vodafone Group PLC, 5.750%, due 03/15/16		$400,000	$461,317
6.150%, due 02/27/37		230,000	293,969
Wales & West Utilities Finance PLC, 5.125%, due 12/02/16	GBP	600,000	1,040,425
Western Power Distribution East Midlands PLC, 5.250%, due 01/17/23		450,000	790,532
Western Power Distribution West Midlands PLC, 5.750%, due 04/16/32		200,000	355,668
WPP PLC, 6.625%, due 05/12/16	EUR	475,000	697,838
Total United Kingdom corporate bonds			26,879,205
United States: 32.15%
ABB Finance USA, Inc., 2.875%, due 05/08/22		$750,000	758,667
Abbott Laboratories, 6.000%, due 04/01/39		350,000	463,795
Alcoa, Inc., 6.150%, due 08/15/20		1,400,000	1,473,767
Allegheny Energy Supply Co. LLC, 5.750%, due 10/15/19[1]		600,000	645,676
Alltel Corp., 7.875%, due 07/01/32		425,000	635,078
Altria Group, Inc., 4.750%, due 05/05/21		1,850,000	2,097,985
American Honda Finance Corp., 3.875%, due 09/16/14	EUR	250,000	334,687
Anadarko Petroleum Corp., 6.375%, due 09/15/17		$1,350,000	1,568,206
7.625%, due 03/15/14		100,000	109,734
Anheuser-Busch InBev Worldwide, Inc., 5.000%, due 04/15/20		1,700,000	1,990,788
Apache Corp., 4.750%, due 04/15/43		590,000	655,356
Aristotle Holding, Inc., 3.900%, due 02/15/22[1]		65,000	67,373
AT&T, Inc., 3.875%, due 08/15/21		625,000	680,787
5.550%, due 08/15/41		1,370,000	1,632,981
Bank of America Corp., 5.650%, due 05/01/18		2,000,000	2,138,586
5.875%, due 02/07/42		320,000	350,521
7.375%, due 05/15/14		1,550,000	1,666,923

	Face amount		Value
Boston Scientific Corp., 6.000%, due 01/15/20		$650,000	$775,206
Burlington Northern Santa Fe LLC, 3.450%, due 09/15/21		1,000,000	1,046,268
Cameron International Corp., 6.375%, due 07/15/18		400,000	475,607
Cargill, Inc., 3.250%, due 11/15/21[1]		200,000	203,395
CBS Corp., 8.875%, due 05/15/19		260,000	343,820
Citigroup, Inc., 6.000%, due 08/15/17		3,310,000	3,625,764
Comcast Corp., 5.700%, due 07/01/19		1,100,000	1,307,356
6.300%, due 11/15/17		1,005,000	1,208,265
ConocoPhillips, 4.600%, due 01/15/15		300,000	328,439
Dell, Inc., 5.400%, due 09/10/40[4]		450,000	473,016
DirecTV Holdings LLC, 5.000%, due 03/01/21		1,600,000	1,757,752
Dow Chemical Co., 5.900%, due 02/15/15		450,000	501,809
Duke Energy Corp., 2.150%, due 11/15/16		325,000	332,899
5.050%, due 09/15/19		250,000	291,551
Energy Transfer Partners LP, 6.050%, due 06/01/41		300,000	304,637
9.700%, due 03/15/19		354,000	453,907
Enterprise Products Operating LLC, 3.200%, due 02/01/16		920,000	963,677
4.850%, due 08/15/42		450,000	448,070
ERAC USA Finance LLC, 5.625%, due 03/15/42[1]		475,000	484,509
ERP Operating LP, REIT, 5.750%, due 06/15/17		420,000	484,580
FirstEnergy Solutions Corp., 6.050%, due 08/15/21		450,000	494,228
Ford Motor Credit Co. LLC, 3.000%, due 06/12/17		1,450,000	1,442,012
General Electric Capital Corp., Series A, 3.750%, due 11/14/14		2,450,000	2,572,213
6.000%, due 08/07/19		800,000	936,061
Series A, 6.750%, due 03/15/32		1,550,000	1,919,184
Georgia Power Co., 5.400%, due 06/01/40		390,000	465,970
GlaxoSmithKline Capital, Inc., 6.375%, due 05/15/38		470,000	646,282
Goldman Sachs Group, Inc., 3.300%, due 05/03/15		1,140,000	1,139,842
4.375%, due 03/16/17	EUR	1,500,000	1,936,044
5.750%, due 01/24/22		$420,000	443,354

12

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2012

	Face amount		Value
Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Hartford Financial Services Group, Inc., 4.000%, due 10/15/17		$470,000	$471,950
Hasbro, Inc., 6.350%, due 03/15/40		500,000	580,828
Hewlett-Packard Co., 2.625%, due 12/09/14		710,000	727,154
Indiana Michigan Power Co., 7.000%, due 03/15/19		350,000	435,280
JPMorgan Chase & Co., 3.150%, due 07/05/16		350,000	359,942
4.500%, due 01/24/22		3,020,000	3,253,198
Kellogg Co., 1.875%, due 11/17/16		375,000	379,790
Kinder Morgan Energy Partners LP, 6.850%, due 02/15/20		510,000	612,320
6.950%, due 01/15/38		450,000	532,190
Kraft Foods, Inc., 5.375%, due 02/10/20		900,000	1,065,020
6.500%, due 02/09/40		400,000	513,836
MassMutual Global Funding II, 2.000%, due 04/05/17[1]		450,000	452,621
Merck & Co., Inc., 6.550%, due 09/15/37		410,000	586,900
MetLife, Inc., 5.250%, due 06/29/20	GBP	1,010,000	1,768,839
Morgan Stanley, 4.750%, due 03/22/17		$3,725,000	3,716,812
Motorola Solutions, Inc., 6.000%, due 11/15/17		550,000	624,681
NBCUniversal Media LLC, 4.375%, due 04/01/21		250,000	275,032
News America, Inc., 6.200%, due 12/15/34		200,000	227,541
6.900%, due 03/01/19		150,000	184,439
Nisource Finance Corp., 6.125%, due 03/01/22		180,000	211,165
NuStar Logistics LP, 4.800%, due 09/01/20		900,000	916,979
Oncor Electric Delivery Co. LLC, 7.000%, due 05/01/32		146,000	175,060
ONEOK Partners LP, 8.625%, due 03/01/19		200,000	259,544
Pacific Gas & Electric Co., 6.050%, due 03/01/34		220,000	277,241
PacifiCorp, 6.000%, due 01/15/39		590,000	775,193
Pemex Project Funding Master Trust, 5.500%, due 02/24/25[5]	EUR	700,000	929,345

	Face amount	Value
Philip Morris International, Inc., 4.500%, due 03/20/42	$710,000	$755,064
Phillips 66, 4.300%, due 04/01/22[1]	795,000	836,314
Principal Financial Group, Inc., 8.875%, due 05/15/19	260,000	337,008
Progress Energy, Inc., 4.400%, due 01/15/21	250,000	277,951
Prudential Financial, Inc., 4.500%, due 11/15/20	1,200,000	1,271,994
Qwest Corp., 6.750%, due 12/01/21	250,000	281,296
Republic Services, Inc., 5.250%, due 11/15/21	1,150,000	1,320,299
Reynolds American, Inc., 6.750%, due 06/15/17	700,000	840,399
SABMiller Holdings, Inc., 2.450%, due 01/15/17[1]	950,000	979,201
Sempra Energy, 6.000%, due 10/15/39	500,000	621,048
SLM Corp., 6.250%, due 01/25/16	1,350,000	1,417,500
Southwestern Electric Power Co., 6.200%, due 03/15/40	250,000	307,414
Time Warner Cable, Inc., 6.750%, due 06/15/39	200,000	243,755
8.250%, due 04/01/19	1,150,000	1,502,703
Valero Energy Corp., 6.625%, due 06/15/37	650,000	728,837
10.500%, due 03/15/39	500,000	747,717
Verizon Communications, Inc., 4.750%, due 11/01/41	530,000	582,949
6.350%, due 04/01/19	440,000	548,458
Virginia Electric and Power Co., 6.000%, due 05/15/37	250,000	325,605
8.875%, due 11/15/38	200,000	333,947
Wachovia Corp., 5.750%, due 02/01/18	1,050,000	1,241,976
Waste Management, Inc., 6.125%, due 11/30/39	120,000	148,400
7.375%, due 03/11/19	430,000	542,838
WEA Finance LLC, 5.750%, due 09/02/15[1]	400,000	434,984
Wells Fargo & Co., 2.625%, due 12/15/16	1,100,000	1,130,462
Xcel Energy, Inc., 4.700%, due 05/15/20	600,000	693,197
4.800%, due 09/15/41	270,000	302,134
Total United States corporate bonds		84,142,977
Total corporate bonds (cost $166,707,857)		168,989,612

13

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2012

	Face amount		Value
Bonds—(Concluded)
Collateralized debt obligation: 0.00%
Cayman Islands: 0.00%
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43[1,6,7,8] (cost $8,116,725)		$8,000,000	$0
Mortgage & agency debt securities: 0.01%
United States: 0.01%
Credit Suisse Mortgage Capital Certificates, Series 2006-4, Class CB1, 4.681%, due 05/25/36[2]		164,830	2
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class B11, 2.964%, due 04/25/35[2]		1,261,093	31,349
Wells Fargo Mortgage Backed Securities Trust, Series 2006-18, Class B1, 6.000%, due 12/26/36		80,341	1
Total mortgage & agency debt securities (cost $229,264)			31,352
US government obligation: 2.26%
US Treasury Bill, 0.117%, due 10/18/12[9,10] (cost $5,897,910)		5,900,000	5,898,141
Non-US government obligation: 0.69%
Germany: 0.69%
Kreditanstalt fuer Wiederaufbau, 2.050%, due 02/16/26 (cost $1,863,154)	JPY	132,000,000	1,816,600
Total bonds (cost $176,917,000)			176,735,705
	Shares
Short-term investments: 23.12%
Investment company: 23.12%
UBS Cash Management Prime Relationship Fund[11] (cost $60,522,059)		60,522,059	60,522,059

	Number of contracts	Value
Options purchased*: 0.67%
Call options: 0.67%
S&P 500 Index, strike @ USD 1,450.00, expires July 2012	991	$39,640
S&P 500 Index, strike @ USD 1,375.00, expires September 2012	517	1,706,100
Total options purchased (cost $3,606,949)		1,745,740
	Shares
Investment of cash collateral from securities loaned: 0.50%
UBS Private Money Market Fund LLC[11] (cost $1,319,990)	1,319,990	1,319,990
Total investments: 91.82% (cost $248,263,908)		240,323,494
Cash and other assets, less liabilities: 8.18%		21,412,243
Net assets: 100.00%		$261,735,737

14

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2012

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $246,404,843; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$4,586,441
Gross unrealized depreciation	(10,667,790)
Net unrealized depreciation of investments	$(6,081,349)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 59. Portfolio footnotes begin on page 20.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	NZD	22,360,000	USD	16,650,933	09/10/12	$(1,161,455)
BB	USD	20,743,234	MXN	301,980,000	09/10/12	1,739,519
GSI	AUD	25,355,000	USD	24,254,593	09/10/12	(1,524,798)
JPMCB	HUF	1,301,950,000	USD	5,159,196	09/10/12	(549,606)
JPMCB	JPY	138,500,000	USD	1,773,402	09/10/12	39,042
JPMCB	USD	1,305,058	EUR	1,045,000	09/10/12	18,283
JPMCB	USD	11,175,680	KRW	13,308,000,000	09/10/12	388,959
JPMCB	USD	6,632,010	MYR	21,369,000	09/10/12	67,673
JPMCB	USD	5,139,711	PLN	18,635,000	09/10/12	405,848
JPMCB	USD	5,208,473	SEK	38,140,000	09/10/12	290,838
MSCI	CAD	15,295,000	USD	14,683,787	09/10/12	(315,429)
MSCI	EUR	35,955,000	USD	44,336,111	09/10/12	(1,195,682)
RBS	GBP	11,800,000	USD	18,068,113	09/10/12	(408,964)
RBS	USD	1,294,767	AUD	1,295,000	09/10/12	21,909
Net unrealized depreciation on forward foreign currency contracts						$(2,183,863)

15

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2012

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond Futures, 7 contracts (USD)	September 2012	$1,173,166	$1,167,906	$(5,260)
5 Year US Treasury Notes, 60 contracts (USD)	September 2012	7,427,422	7,438,125	10,703
US Treasury futures sell contracts:
10 Year US Treasury Notes, 147 contracts (USD)	September 2012	(19,527,853)	(19,606,125)	(78,272)
Index futures buy contracts:
Amsterdam Exchange Index, 35 contracts (EUR)	July 2012	2,621,924	2,730,514	108,590
CAC 40 Euro Index, 67 contracts (EUR)	July 2012	2,598,584	2,714,777	116,193
DAX Index, 53 contracts (EUR)	September 2012	10,377,105	10,769,451	392,346
FTSE 100 Index, 123 contracts (GBP)	September 2012	10,443,012	10,658,483	215,471
Hang Seng China Enterprises Index, 212 contracts (HKD)	July 2012	12,973,223	13,203,042	229,819
NIKKEI 225 Index, 178 contracts (JPY)	September 2012	18,544,652	20,157,710	1,613,058
OMX Stockholm 30 Index, 371 contracts (SEK)	July 2012	5,277,167	5,543,544	266,377
SPI 200 Index, 186 contracts (AUD)	September 2012	19,385,745	19,407,333	21,588
Index futures sell contracts:
FTSE China A50 Index, 1,684 contracts (USD)	July 2012	(12,951,561)	(13,130,122)	(178,561)
MSCI Taiwan Index, 759 contracts (USD)	July 2012	(18,637,397)	(19,336,669)	(699,272)
S&P 500 Index, 60 contracts (USD)	September 2012	(19,504,290)	(20,346,000)	(841,710)
Interest rate futures buy contracts:
Euro-Bobl, 38 contracts (EUR)	September 2012	6,119,603	6,053,924	(65,679)
Long Gilt, 22 contracts (GBP)	September 2012	4,083,075	4,103,971	20,896
Interest rate futures sell contracts:
Euro-Bund, 14 contracts (EUR)	September 2012	(2,558,568)	(2,496,325)	62,243
Euro-Buxl, 5 contracts (EUR)	September 2012	(890,609)	(828,523)	62,086
Japanese 10 Year Bond, 4 contracts (JPY)	September 2012	(7,164,987)	(7,190,342)	(25,355)
Net unrealized appreciation on futures contracts				$1,225,261

Written options activity for the year ended June 30, 2012 was as follows:

	Number of contracts	Premiums received
Options outstanding at June 30, 2011	5,807	$2,186,107
Options written	6,378	10,085,529
Options terminated in closing purchase transactions	(12,185)	(12,271,636)
Options expired prior to exercise	—	—
Options outstanding at June 30, 2012	—	$—

Swaptions & Foreign exchange written options activity for the year ended June 30, 2012 was as follows:

Swaptions & Foreign exchange options outstanding at June 30, 2011	$968,439
Swaptions & Foreign exchange options written	32,799
Swaptions & Foreign exchange options terminated in closing purchase transactions	(933,023)
Swaptions & Foreign exchange options expired prior to exercise	(68,215)
Swaptions & Foreign exchange options outstanding at June 30, 2012	$—

16

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2012

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[12]	Payments received by the Fund[12]	Upfront payments made	Value	Unrealized appreciation/ (depreciation)
DB	EUR	32,600,000	11/01/21	2.698%	6 month EURIBOR	$—	$(3,420,425)	$(3,420,425)
DB	PLN	457,300,000	05/21/14	6 month WIBOR	4.940%	—	468,381	468,381
DB	PLN	91,500,000	05/21/22	4.880	6 month WIBOR	—	(336,504)	(336,504)
GSI	EUR	31,200,000	06/21/21	6 month EURIBOR	3.325	—	4,788,554	4,788,554
						$—	$1,500,006	$1,500,006

Credit default swaps on credit indices—buy protection13

Counterparty	Referenced Index[14]	Notional amount		Termination date	Payments made by the Fund[12]	Upfront payments received/ (made)	Value	Unrealized appreciation/ (depreciation)
CITI	iTraxx Europe Series 17 Index	EUR	62,200,000	06/20/17	1.000%	$(2,921,476)	$2,350,526	$(570,950)
DB	iTraxx Europe Senior Financial Series 17 Index	EUR	2,850,000	06/20/17	1.000	(286,454)	255,784	(30,670)
JPMCB	iTraxx Europe Sub Financial Series 17 Index	EUR	2,000,000	06/20/17	5.000	118,924	(71,075)	47,849
						$(3,089,006)	$2,535,235	$(553,771)

17

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2012

Credit default swaps on corporate issues—buy protection13

Counterparty	Referenced Obligation[14]	Notional amount		Termination date	Payments made by the Fund[12]	Upfront payments received/ (made)	Value	Unrealized appreciation/ (depreciation)
BB	Marks & Spencer PLC bond, 5.625%, due 03/24/14	EUR	465,000	03/20/17	1.000%	$(40,368)	$27,336	$(13,032)
BB	Solvay SA bond, 4.625%, due 06/27/18	EUR	565,000	06/20/17	1.000	(12,898)	18,873	5,975
BB	ConAgra Foods, Inc. bond, 7.000%, due 10/01/28	USD	710,000	03/20/17	1.000	12,923	(10,839)	2,084
BB	Quest Diagnostics, Inc. bond, 6.950%, due 07/01/37	USD	640,000	03/20/17	1.000	4,872	(2,791)	2,081
CSI	Cox Communication, Inc. bond, 6.800%, due 08/01/28	USD	630,000	06/20/17	1.000	16,953	(12,658)	4,295
DB	Quest Diagnostics, Inc. bond, 6.950%, due 07/01/37	USD	610,000	03/20/17	1.000	4,367	(2,660)	1,707
DB	Morgan Stanley & Co., Inc. bond, 6.600%, due 04/01/12.	USD	1,400,000	03/20/17	1.000	(144,255)	146,066	1,811
GSI	Solvay SA bond, 4.625%, due 06/27/18	EUR	390,000	06/20/17	1.000	(9,133)	13,027	3,894
GSI	ConAgra Foods, Inc. bond, 7.000%, due 10/01/28	USD	560,000	03/20/17	1.000	10,712	(8,549)	2,163
GSI	Cox Communication, Inc. bond, 6.800%, due 08/01/28	USD	630,000	06/20/17	1.000	14,256	(11,277)	2,979
JPMCB	Banco Santander SA bond, 0.000%, 08/09/13	EUR	800,000	12/20/16	3.000	(34,049)	44,096	10,047
JPMCB	Intesa Sanpaolo SpA bond, 4.750%, 06/15/17	EUR	510,000	03/20/17	3.000	(11,408)	42,795	31,387
JPMCB	Carrefour SA bond, 4.375%, due 11/02/16	EUR	495,000	06/20/17	1.000	(21,251)	40,704	19,453
						$(209,279)	$284,123	$74,844

Credit default swaps on credit indices—sell protection15

Counterparty	Referenced Index[14]	Notional amount		Termination date	Payments received by the Fund[12]	Upfront payments received/ (made)	Value	Unrealized appreciation/ (depreciation)	Credit spread[16]
DB	iTraxx Europe Series 17 Index	EUR	4,390,000	06/20/17	1.000%	$186,143	$(165,897)	$20,246	1.657%
GSI	CDX.NA.HY.Series 18 Index	USD	49,600,000	06/20/17	5.000	1,501,202	(1,671,956)	(170,754)	5.877
GSI	CDX.NA.HY.Series 16 Index	USD	32,300,000	06/20/16	5.000	(856,847)	(36,430)	(893,277)	5.074
						$830,498	$(1,874,283)	$(1,043,785)

18

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2012

Credit default swaps on corporate and sovereign issues—sell protection15

Counterparty	Referenced Obligation[14]	Notional amount		Termination date	Payments received by the Fund[12]	Upfront payments received/ (made)	Value	Unrealized appreciation/ (depreciation)	Credit spread[16]
BB	RWE AG bond, 5.750%, due 02/14/33	EUR	950,000	06/20/17	1.000%	$4,160	$(11,816)	$(7,656)	1.214%
BB	Procter & Gamble Co. bond, 4.950%, due 08/15/14	USD	710,000	03/20/17	1.000	(14,570)	16,163	1,593	0.515
BB	Pfizer, Inc. bond, 4.650%, due 03/01/18	USD	640,000	03/20/17	1.000	(4,872)	10,533	5,661	0.650
DB	Pfizer, Inc. bond, 4.650%, due 03/01/18	USD	610,000	03/20/17	1.000	(4,367)	10,039	5,672	0.650
GSI	Procter & Gamble Co. bond, 4.950% due 08/15/14	USD	560,000	03/20/17	1.000	(12,013)	12,749	736	0.515
GSI	Xerox Corp. bond, 6.350%, due 05/15/18	USD	630,000	06/20/17	1.000	33,777	(39,767)	(5,990)	2.378
JPMCB	Republic of Italy bond, 6.875%, due 09/27/23	USD	735,000	03/20/17	1.000	90,501	(108,903)	(18,402)	4.747
JPMCB	Xerox Corp. bond, 6.350%, due 05/15/18	USD	630,000	06/20/17	1.000	33,242	(39,767)	(6,525)	2.378
						$125,858	$(150,769)	$(24,911)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$168,989,612	$—	$168,989,612
Collateralized debt obligation	—	—	0	0
Mortgage & agency debt securities	—	31,352	—	31,352
US government obligation	—	5,898,141	—	5,898,141
Non-US government obligation	—	1,816,600	—	1,816,600
Short-term investments	—	60,522,059	—	60,522,059
Options purchased	1,745,740	—	—	1,745,740
Investment of cash collateral from securities loaned	—	1,319,990	—	1,319,990
Forward foreign currency contracts, net	—	(2,183,863)	—	(2,183,863)
Futures contracts, net	(860,348)	2,085,609	—	1,225,261
Swap agreements, net	—	2,294,312	—	2,294,312
Total	$885,392	$240,773,812	$0	$241,659,204

19

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2012

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Common stocks sold short	Asset-backed securities	Collateralized debt obligations	Total
Assets
Beginning balance	$(3,975)	$806,900	$3,229,737	$4,032,662
Purchases	246	—	—	246
Issuances	—	—	—	—
Sales	—	(795,000)	(3,056,398)	(3,851,398)
Settlements	—	—	—	—
Accrued discounts (premiums)	—	2,418	(3,784)	(1,366)
Total realized gain (loss)	19,369	62,831	(8,583,792)	(8,501,592)
Change in net unrealized appreciation/depreciation	(15,640)	(77,149)	8,414,237	8,321,448
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Ending balance	$—	$—	$0	$0

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2012 was $313.

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the value of these securities amounted to $21,333,126 or 8.15% of net assets.

2  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2012 and changes periodically.

3  Perpetual bond security. The maturity date reflects the next call date.

4  Security, or portion thereof, was on loan at June 30, 2012.

5  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2012, the value of these securities amounted to $3,124,562 or 1.19% of net assets.

6  Security is illiquid. At June 30, 2012, the value of this security amounted to $0 or 0.00% of net assets.

7  This security, which represents 0.00% of net assets as of June 30, 2012, is considered restricted. (See restricted security table below for more information.)

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	Value 06/30/12	Value as a percentage of net assets
LNR CDO Ltd., Series 2006-1A, Class FFX, 7.592%, due 05/28/43	11/03/06	$8,138,056	3.11%	$0	0.00%

8  Security is in default.

9  Interest rates shown are the discount rate at date of purchase.

10  All or a portion of this security has been designated as collateral for open swap agreements.

20

UBS Dynamic Alpha Fund

Portfolio of investments

June 30, 2012

11  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/11	Purchases during the year ended 06/30/12	Sales during the year ended 06/30/12	Net realized gain (loss) during the year ended 06/30/12	Change in net unrealized appreciation/ (depreciation) during the year ended 06/30/12	Value 06/30/12	Net income earned from affiliate for the year ended 06/30/12
UBS Cash Management Prime Relationship Fund	$45,918,039	$391,175,374	$376,571,354	$—	$—	$60,522,059	$58,514
UBS Private Money Market Fund LLC[a]	8,124,287	20,794,662	27,598,959	—	—	1,319,990	425
UBS Global Corporate Bond Relationship Fund	—	47,664,000	47,147,023	(516,977)	—	—	—
UBS Opportunistic Emerging Markets Debt Relationship Fund	7,694,043	—	7,792,467	2,841,883	(2,743,459)	—	—
UBS U.S. Equity Alpha Relationship Fund	38,923,054	—	38,614,590	11,130,209	(11,438,673)	—	—
	$100,659,423	$459,634,036	$497,724,393	$13,455,115	$(14,182,132)	$61,842,049	$58,939

a  The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

12  Payments made or received are based on the notional amount.

13  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

14  Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.

15  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

16  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

See accompanying notes to financial statements.
21

UBS Global Allocation Fund

Portfolio performance

For the 12 months ended June 30, 2012, Class A shares of UBS Global Allocation Fund (the "Fund") declined 6.83% (Class A shares declined 11.97% after the deduction of the maximum sales charge), while Class Y shares declined 6.59%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), declined 2.07% over the same period. For comparison purposes, the Russell 3000 Index returned 3.84%, the MSCI World Free Index (net) declined 4.98%, and the Citigroup World Government Bond Index returned 2.68% over the same period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 24; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's underperformance versus the Index was due primarily to security selection.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. In relation to our currency strategy, derivatives had a direct positive impact on Fund performance. Derivatives were also just one tool, among others, that we used to implement our market allocation strategy; that said, overall, our market allocation strategy detracted from Fund performance during the period.

Portfolio performance summary1

What worked

•  Currency strategies, overall, were positive for performance.

  – A long position in a basket of European currencies (the Great Britain pound, the Swedish krona and the Norwegian krone) versus the euro was beneficial, as the euro weakened given the ongoing sovereign debt crisis.

  – In the early part of the fiscal year, the Fund was rewarded for having a short position in the Great Britain pound versus the US dollar. During the time we held this position, the US dollar appreciated against the pound.

  – A long US dollar position versus a short position in the euro enhanced the Fund's results, especially during the second half of the fiscal year given the weakness of the euro.

•  Positioning and security selection in certain fixed income sectors aided the Fund's results.

  – Overweights to investment grade corporate bonds and high yield bonds were beneficial, as they generated strong results given overall solid demand from investors looking to generate incremental yield in the low interest rate environment.

  – During the first part of the reporting period, the Fund had an overweight to 10-year UK bonds versus Japanese government bonds. This aided performance as inflation and economic growth moderated in the UK, which supported its longer term bonds. In contrast, Japanese government bonds came under pressure given the stimulus program Japan implemented following the March 2011 natural disasters.

  – Security selection within US bonds also contributed to results.

•  Exposures to several portions of the global equity market contributed to performance.

  – A bias to US large cap equities versus US small cap equities during the first half of the reporting period was additive for results, as US large cap equities outperformed their smaller-cap counterparts.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

22

UBS Global Allocation Fund

  – We initiated a long position in German equities versus Spanish equities in March 2012, which was rewarded because Germany's economy held up relatively well, while Spain's was expected to fall back into a recession.

What didn't work

•  The Fund's positioning among risk assets detracted the most from results.

  – When the reporting period began, the Fund had a 68% equity market exposure, versus the Index's weight of 65%. Given a host of macro issues, including the European sovereign debt crisis and slowing global growth, we took a more conservative approach in the portfolio and sharply reduced our equity exposure toward the end of the third quarter of 2011. This position negatively impacted results when equities rallied over the last three months of 2011.

  Early in 2012, the Fund's underweight to equities continued to be a drag on performance as the global equity market rally continued. We adjusted the Fund's equity position and, by February, had moved to a roughly neutral position versus the Index. By period end, 63% of the portfolio was allocated to equities.

  – A bias to European versus US equities early in 2012 hurt performance. Our research showed European equities were more attractively valued, whereas we believed US equities were fairly valued and had more downside risk over the longer term. This positioning was not rewarded in the short term, as European equities underperformed due to slowing growth and negative investor sentiment given the sovereign debt crisis.

  – An underweight to emerging markets equities for a portion of the period was a drag on performance.

•  Security selection within the global equity market was a negative for results. Throughout the reporting period, we favored higher quality stocks with solid fundamentals and strong balance sheets. However, given the macro-driven environment, companies with strong fundamentals sold off along with the market during periods of risk aversion. Overall, stock selection in the US, developed international and emerging markets detracted from performance.

•  Duration positioning detracted from results. During the fiscal year, the Fund's duration in the US was largely neutral or tactically shorter than that of the Index when we felt US yields would move higher. Overall, duration positioning detracted from results, as US Treasury yields moved sharply lower given decelerating economic growth and as risk-averse investors looked for safe havens amid the challenging macro environment.

•  One currency trade was negative for the period. The Fund's short positions in commodity linked currencies, specifically the Australian and New Zealand dollars versus the US dollar, were drags on performance. We believed the Australian and New Zealand dollars would weaken, given softening commodity prices. While we continue to hold this view, the Australian and New Zealand dollars held up well versus the US dollar during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for this fund can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

23

UBS Global Allocation Fund

Average annual total returns for periods ended 06/30/12 (unaudited)

	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(6.83)%	(1.48)%	4.93%
Class C2	(7.66)	(2.26)	4.12
Class Y3	(6.59)	(1.20)	5.20
After deducting maximum sales charge
Class A1	(11.97)%	(2.59)%	4.33%
Class C2	(8.55)	(2.26)	4.12
Russell 3000 Index[4]	3.84%	0.39%	5.81%
MSCI World Free Index (net)[5]	(4.98)	(2.96)	5.18
Citigroup World Government Bond Index[6]	2.68	7.31	6.80
GSMI Mutual Fund Index[7]	(2.07)	1.24	6.44

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—1.27% and 1.27%; Class C—2.05% and 2.05%; Class Y—0.98% and 0.98%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses), through the period ending October 27, 2012, do not exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

3  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

4  The Russell 3000 Index is designed to measure the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2011, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Citigroup World Government Bond Index is an unmanaged broad-based, market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The index is designed to track the government bond markets of 23 developed countries. Investors should note that indices do not reflect the deduction of fees and expenses.

7  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index (net), 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index (net) replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup US Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

24

UBS Global Allocation Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Global Allocation Fund Class A and Class Y shares versus the Russell 3000 Index, the MSCI World Free Index (net), the Citigroup World Government Bond Index and the GSMI Mutual Fund Index over the 10 years ended June 30, 2012. The performance of Class C shares will vary based upon the different inception dates, class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

25

UBS Global Allocation Fund

Top ten equity holdings (unaudited)1

As of June 30, 2012

Percentage of net assets
Apple, Inc.	1.4%
Amazon.com, Inc.	0.6
Visa, Inc., Class A	0.6
BP PLC	0.6
Nestle SA	0.6
Novartis AG	0.6
HSBC Holdings PLC	0.5
Imperial Tobacco Group PLC	0.5
Allergan, Inc.	0.5
CVS Caremark Corp.	0.5
Total	6.4%

Country exposure by issuer, top five (unaudited)2

As of June 30, 2012

Percentage of net assets
United States	23.0%
Germany	6.4
United Kingdom	5.2
Japan	3.4
China	1.5
Total	39.5%

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2012

Percentage of net assets
US Treasury Notes, 0.250%, due 05/31/14	1.3%
Bundesrepublik Deutschland, 3.250%, due 07/04/21	1.3
Bundesrepublik Deutschland, 1.500%, due 04/15/16	0.9
Bundesrepublik Deutschland, 4.000%, due 07/04/16	0.9
Bundesrepublik Deutschland, 4.000%, due 01/04/37	0.9
UK Gilts, 3.750%, due 09/07/21	0.9
Buoni Poliennali Del Tesoro, 4.250%, due 02/01/19	0.7
US Treasury Notes, 3.125%, due 04/30/17	0.6
US Treasury Notes, 2.500%, due 04/30/15	0.5
Government of Finland, 4.375%, due 07/04/19	0.5
Total	8.5%

1  Figures represent the direct investments of UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies was included.

2  Figures represent the direct investments of UBS Global Allocation Fund. If a breakdown of the underlying affiliated investment companies was included, the country exposure percentages would be as follows: United States 37.9%, Germany 6.6%, United Kingdom 6.3%, Japan 3.8%, China 2.7%.

26

UBS Global Allocation Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2012

Common stocks
Aerospace & defense	0.57%
Airlines	0.20
Auto components	0.40
Automobiles	0.58
Beverages	0.84
Biotechnology	0.84
Building products	0.18
Capital markets	0.50
Chemicals	1.22
Commercial banks	2.08
Communications equipment	0.63
Computers & peripherals	1.80
Construction & engineering	0.21
Construction materials	0.21
Containers & packaging	0.03
Distributors	0.00[2]
Diversified financial services	0.49
Diversified telecommunication services	0.42
Electric utilities	0.75
Electrical equipment	0.40
Electronic equipment, instruments & components	0.11
Energy equipment & services	0.87
Food & staples retailing	0.82
Food products	0.79
Gas utilities	0.28
Health care equipment & supplies	0.11
Health care providers & services	0.89
Hotels, restaurants & leisure	0.85
Household durables	0.03
Household products	0.13
Independent power producers & energy traders	0.02
Industrial conglomerates	0.60
Insurance	1.44
Internet & catalog retail	0.98
Internet software & services	1.23
IT services	1.26
Leisure equipment & products	0.23
Life sciences tools & services	0.35
Machinery	0.94
Media	0.90
Metals & mining	1.02
Multiline retail	0.55
Multi-utilities	0.06
Oil, gas & consumable fuels	2.65
Paper & forest products	0.03
Personal products	0.67%
Pharmaceuticals	1.51
Professional services	0.24
Real estate investment trust (REIT)	0.28
Real estate management & development	0.31
Road & rail	0.45
Semiconductors & semiconductor equipment	0.77
Software	1.07
Specialty retail	0.08
Textiles, apparel & luxury goods	0.83
Tobacco	0.67
Trading companies & distributors	0.56
Transportation infrastructure	0.03
Wireless telecommunication services	1.11
Total common stocks	38.07%
Preferred stock	0.19%
Bonds
Corporate bond
Diversified financial services	0.10
Mortgage & agency debt securities	0.15
US government obligations	4.57
Non-US government obligations	8.62
Total bonds	13.44%
Investment companies
iShares MSCI EAFE Index Fund	0.17
UBS Credit Bond Relationship Fund	7.81
UBS Emerging Markets Equity Relationship Fund	6.34
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	2.35
UBS Global Corporate Bond Relationship Fund	6.16
UBS High Yield Relationship Fund	5.14
UBS Small-Cap Equity Relationship Fund	2.33
Vanguard MSCI EAFE ETF	3.30
Total investment companies	33.60%
Warrants	0.07
Short-term investment	12.29
Investment of cash collateral from securities loaned	1.73
Total investments	99.39%
Cash and other assets, less liabilities	0.61
Net assets	100.00%

1  Figures represent the direct investments of UBS Global Allocation Fund. Figures would be different if a breakdown of the underlying investment companies was included.

2  Amount represents less than 0.005%.

27

UBS Global Allocation Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks: 38.07%
Argentina: 0.12%
MercadoLibre, Inc.	13,500	$1,023,300
Australia: 0.78%
National Australia Bank Ltd.	104,930	2,548,268
Orica Ltd.[1]	91,567	2,330,659
Westfield Group	194,368	1,893,666
Total Australia common stocks		6,772,593
Belgium: 0.40%
Anheuser-Busch InBev NV	44,070	3,426,125
Brazil: 0.21%
AES Tiete SA, Preference shares	13,400	190,742
Banco Bradesco SA ADR[1]	10,264	152,626
CCR SA NPV	27,400	222,774
CETIP SA - Mercados Organizados	12,400	154,961
Cia de Bebidas das Americas ADR	2,300	88,159
Cosan Ltd., Class A	11,300	143,397
Gerdau SA ADR	9,700	84,972
Itau Unibanco Holding SA ADR	26,900	374,448
Odontoprev SA	22,400	113,757
OGX Petroleo e Gas Participacoes SA*	45,700	125,143
Vale SA ADR	9,700	192,545
Total Brazil common stocks		1,843,524
Canada: 1.48%
Canadian Oil Sands Ltd.[1]	85,600	1,658,022
Lululemon Athletica, Inc.*	23,500	1,401,305
Petrobank Energy & Resources Ltd.*	118,100	1,253,964
Petrominerales Ltd.[1]	84,558	955,129
Royal Bank of Canada	63,800	3,268,646
Suncor Energy, Inc.	92,900	2,686,353
Teck Resources Ltd., Class B	52,700	1,632,090
Total Canada common stocks		12,855,509
China: 1.50%
Agile Property Holdings Ltd.[1]	144,000	187,061
AIA Group Ltd.	694,717	2,395,347
Baidu, Inc. ADR*	26,000	2,989,480
Brilliance China Automotive Holdings Ltd.*[1]	146,000	128,537
China Liansu Group Holdings Ltd.	252,000	109,915
China Mobile Ltd.	43,000	472,592
China Shenhua Energy Co., Ltd., H Shares	46,000	162,523
CITIC Securities Co., Ltd., H Shares*	46,500	98,500
CNOOC Ltd.	182,000	367,147

	Shares	Value
Dongfeng Motor Group Co., Ltd., H Shares	124,000	$193,306
Haier Electronics Group Co., Ltd.*	142,000	171,549
Industrial & Commercial Bank of China, H Shares	255,000	142,590
Jardine Matheson Holdings Ltd.	48,000	2,337,490
New World Development Co., Ltd.[1]	1,763,000	2,081,379
PetroChina Co., Ltd., H Shares	240,000	312,317
Ping An Insurance Group Co. of China Ltd., H Shares	12,000	96,836
Sina Corp.*[1]	7,100	367,851
Skyworth Digital Holdings Ltd.[1]	162,000	72,613
Tencent Holdings Ltd.	7,600	224,432
Xingda International Holdings Ltd.	207,000	68,229
Total China common stocks		12,979,694
Cyprus: 0.01%
Globaltrans Investment PLC GDR[2]	5,936	106,828
Denmark: 0.20%
FLSmidth & Co. A/S	31,034	1,701,759
Finland: 0.32%
Sampo Oyj, Class A	107,228	2,787,354
France: 0.52%
Carrefour SA1	145,600	2,690,381
Schneider Electric SA	32,479	1,809,689
Total France common stocks		4,500,070
Germany: 1.96%
Beiersdorf AG	38,515	2,498,969
Deutsche Bank AG	72,438	2,632,637
E.ON AG	110,383	2,377,700
Fresenius Medical Care AG & Co. KGaA	37,063	2,623,381
HeidelbergCement AG	38,624	1,854,197
Infineon Technologies AG	248,254	1,683,274
MAN SE	11,965	1,222,845
SAP AG	35,890	2,119,432
Total Germany common stocks		17,012,435
India: 0.06%
Tata Motors Ltd. ADR[1]	22,000	483,120
Indonesia: 0.06%
Alam Sutera Realty Tbk PT	3,203,000	168,580
Astra International Tbk PT	105,000	76,779
Bank Rakyat Indonesia Persero Tbk PT	271,000	185,466

28

UBS Global Allocation Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks—(Continued)
Indonesia—(Concluded)
Harum Energy Tbk PT	204,500	$125,940
Total Indonesia common stocks		556,765
Ireland: 0.17%
Ryanair Holdings PLC ADR*	47,700	1,450,080
Israel: 0.31%
Teva Pharmaceutical Industries Ltd. ADR	67,116	2,647,055
Italy: 0.30%
Fiat Industrial SpA	259,980	2,561,951
Japan: 3.36%
Asahi Glass Co., Ltd.[1]	216,000	1,453,874
Bridgestone Corp.[1]	94,900	2,176,793
ITOCHU Corp.	297,100	3,117,666
KDDI Corp.	259	1,670,639
Mitsubishi Corp.	85,200	1,720,494
Mitsubishi UFJ Financial Group, Inc.	586,100	2,804,952
ORIX Corp.	17,150	1,596,293
Sankyo Co., Ltd.	40,900	1,995,521
Shin-Etsu Chemical Co., Ltd.	46,900	2,580,277
THK Co., Ltd.	83,200	1,576,000
Tokio Marine Holdings, Inc.	103,800	2,609,934
Tokyo Gas Co., Ltd.	479,000	2,446,284
Toyota Motor Corp.	83,200	3,353,424
Total Japan common stocks		29,102,151
Luxembourg: 0.13%
ArcelorMittal	73,709	1,138,663
Macau: 0.08%
Melco Crown Entertainment Ltd. ADR*[1]	50,400	580,608
Wynn Macau Ltd.[1]	34,800	81,829
Total Macau common stocks		662,437
Malaysia: 0.04%
Axiata Group Bhd	185,100	319,672
Mexico: 0.05%
Fomento Economico Mexicano SAB de CV ADR	2,000	178,500
Grupo Televisa SAB ADR	6,600	141,768
Wal-Mart de Mexico SAB de CV	33,000	88,439
Total Mexico common stocks		408,707
Netherlands: 0.70%
Heineken NV	54,113	2,826,581

	Shares	Value
Koninklijke DSM NV	34,538	$1,704,014
Wolters Kluwer NV	94,823	1,509,540
Total Netherlands common stocks		6,040,135
Norway: 0.61%
Statoil ASA	68,709	1,642,972
Telenor ASA	220,891	3,683,919
Total Norway common stocks		5,326,891
Philippines: 0.11%
Alliance Global Group, Inc.	718,000	198,693
Megaworld Corp.	3,801,000	198,746
Metropolitan Bank & Trust	190,512	419,082
Philippine Long Distance Telephone Co.	2,745	172,832
Total Philippines common stocks		989,353
Russia: 0.08%
Gazprom OAO ADR	33,191	314,190
Lukoil OAO ADR	3,159	177,157
Yandex NV, Class A*[1]	9,800	186,690
Total Russia common stocks		678,037
South Africa: 0.09%
Imperial Holdings Ltd.	1,134	23,929
Life Healthcare Group Holdings Ltd.	62,198	237,056
Mr. Price Group Ltd.	8,699	119,177
Sasol Ltd.	3,662	154,054
Shoprite Holdings Ltd.	13,015	240,479
Total South Africa common stocks		774,695
South Korea: 0.48%
Cheil Industries, Inc.	3,575	314,665
Daelim Industrial Co., Ltd.	1,413	113,046
Hyundai Mobis	406	98,282
Hyundai Motor Co.	3,620	742,633
KIWOOM Securities Co., Ltd.	3,794	203,349
LG Chem Ltd.	632	163,456
NHN Corp.	2,775	608,560
Samsung Electro-Mechanics Co., Ltd.	4,842	453,811
Samsung Electronics Co., Ltd.	784	831,215
SK Hynix, Inc.*	23,200	490,390
SK Innovation Co., Ltd.	927	113,463
Total South Korea common stocks		4,132,870
Spain: 0.13%
Acciona SA	18,514	1,105,546
Sweden: 0.04%
Lundin Petroleum AB*	20,500	384,580

29

UBS Global Allocation Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks—(Continued)
Switzerland: 1.39%
Nestle SA	84,571	$5,044,780
Novartis AG	87,867	4,901,217
SGS SA	1,110	2,079,908
Total Switzerland common stocks		12,025,905
Taiwan: 0.17%
Catcher Technology Co., Ltd.	25,000	169,211
Epistar Corp.	85,000	189,837
HON HAI Precision Industry Co., Ltd.	77,000	232,182
Largan Precision Co., Ltd.	14,000	293,956
Taiwan Semiconductor Manufacturing Co., Ltd. ADR*	27,600	385,296
Uni-President Enterprises Corp.	137,176	220,375
Total Taiwan common stocks		1,490,857
Thailand: 0.08%
Bangkok Bank PCL	31,000	202,795
LPN Development PCL	217,200	117,627
PTT PCL	8,600	87,462
Sri Trang Agro-Industry PCL[1]	208,500	92,565
Tisco Financial Group PCL	170,000	208,753
Total Thailand common stocks		709,202
Turkey: 0.03%
Turk Hava Yollari*	137,873	243,173
United Kingdom: 3.85%
Admiral Group PLC	90,367	1,690,214
Barclays PLC	580,606	1,486,231
BP PLC	762,912	5,111,633
Ensco PLC, Class A	7,600	356,972
HSBC Holdings PLC	528,091	4,656,411
Imperial Tobacco Group PLC	112,754	4,338,441
Prudential PLC	169,548	1,964,447
Rio Tinto PLC	69,152	3,302,650
Sage Group PLC	523,643	2,275,286
SSE PLC	94,754	2,065,801
Vodafone Group PLC	1,420,059	3,989,846
Xstrata PLC	164,363	2,074,592
Total United Kingdom common stocks		33,312,524
United States: 18.25%
Acorda Therapeutics, Inc.*	16,200	381,672
Adobe Systems, Inc.*	34,300	1,110,291
Aegerion Pharmaceuticals, Inc.*[1]	8,100	120,204
Agilent Technologies, Inc.	65,500	2,570,220
Alexion Pharmaceuticals, Inc.*	3,000	297,900
Allergan, Inc.	46,300	4,285,991

	Shares	Value
Alnylam Pharmaceuticals, Inc.*	12,500	$145,875
Amazon.com, Inc.*	23,500	5,366,225
American Capital Agency Corp.	15,300	514,233
Apple, Inc.*	20,300	11,855,200
Atmel Corp.*	50,700	339,690
Baker Hughes, Inc.	26,000	1,068,600
Baxter International, Inc.	8,100	430,515
Biogen Idec, Inc.*	19,700	2,844,286
Bio-Rad Laboratories, Inc., Class A*	2,900	290,029
Boeing Co.	14,100	1,047,630
Broadcom Corp., Class A*	46,100	1,558,180
Bruker Corp.*	11,000	146,410
Bunge Ltd.	7,300	458,002
Cabot Oil & Gas Corp.	38,300	1,509,020
Celanese Corp., Series A	10,000	346,200
Centene Corp.*	10,800	325,728
Chipotle Mexican Grill, Inc.*	3,500	1,329,825
Citigroup, Inc.	39,820	1,091,466
CME Group, Inc.	2,000	536,220
Coach, Inc.	13,000	760,240
Colgate-Palmolive Co.	10,600	1,103,460
Comcast Corp., Class A	71,500	2,285,855
Concho Resources, Inc.*	29,100	2,476,992
Crown Castle International Corp.*	28,500	1,671,810
Cubist Pharmaceuticals, Inc.*	10,100	382,891
Cummins, Inc.	18,500	1,792,835
CVS Caremark Corp.	87,500	4,088,875
Danaher Corp.	50,900	2,650,872
DIRECTV, Class A*	32,500	1,586,650
Discovery Communications, Inc., Class A*	22,000	1,188,000
Dollar General Corp.*	69,000	3,752,910
Dow Chemical Co.	17,800	560,700
Edison International	9,900	457,380
EOG Resources, Inc.	14,900	1,342,639
EQT Corp.	12,900	691,827
Estee Lauder Cos., Inc., Class A	60,900	3,295,908
Facebook, Inc., Class A*[1]	73,000	2,271,760
Fidelity National Information Services, Inc.	18,600	633,888
FMC Corp.	13,500	721,980
FMC Technologies, Inc.*	71,500	2,804,945
General Dynamics Corp.	18,100	1,193,876
Gilead Sciences, Inc.*	59,800	3,066,544
Google, Inc., Class A*	5,000	2,900,350
Halliburton Co.	18,400	522,376
HCA Holdings, Inc.	18,500	562,955
Hertz Global Holdings, Inc.*	59,100	756,480
Hess Corp.	13,700	595,265
Home Depot, Inc.	12,000	635,880
Hospira, Inc.*	11,700	409,266

30

UBS Global Allocation Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Illinois Tool Works, Inc.	17,400	$920,286
International Paper Co.	7,900	228,389
Intersil Corp., Class A	31,500	335,475
Invesco Ltd.	18,800	424,880
Johnson Controls, Inc.	42,100	1,166,591
JPMorgan Chase & Co.	26,900	961,137
Juniper Networks, Inc.*	22,200	362,082
Kohl's Corp.	13,200	600,468
Kraft Foods, Inc., Class A	23,600	911,432
Las Vegas Sands Corp.	66,300	2,883,387
Lenovo Group Ltd.	250,000	213,303
Ligand Pharmaceuticals, Inc., Class B*	12,533	212,309
Lincoln National Corp.	19,100	417,717
Macy's, Inc.	13,800	474,030
MasterCard, Inc., Class A	5,600	2,408,616
McDermott International, Inc.*	53,300	593,762
McDonald's Corp.	22,000	1,947,660
Medtronic, Inc.	12,500	484,125
Merck & Co., Inc.	16,700	697,225
MetLife, Inc.	12,800	394,880
MetroPCS Communications, Inc.*	121,500	735,075
Micron Technology, Inc.*	41,300	260,603
Monster Beverage Corp.*	10,300	733,360
Morgan Stanley	57,500	838,925
NetApp, Inc.*	98,600	3,137,452
NextEra Energy, Inc.	5,900	405,979
NII Holdings, Inc.*	62,900	643,467
NIKE, Inc., Class B	26,300	2,308,614
Noble Corp.*	21,100	686,383
Norfolk Southern Corp.	7,800	559,806
Peabody Energy Corp.	11,200	274,624
PG&E Corp.	11,700	529,659
Philip Morris International, Inc.	16,400	1,431,064
Priceline.com, Inc.*	4,700	3,123,244
QUALCOMM, Inc.	72,100	4,014,528
Ralph Lauren Corp.	19,400	2,717,164
Riverbed Technology, Inc.*	68,300	1,103,045
Rock-Tenn Co., Class A	4,100	223,655
Roper Industries, Inc.	17,100	1,685,718
Ryder System, Inc.	5,800	208,858
Salesforce.com, Inc.*	15,700	2,170,682
SanDisk Corp.*	8,100	295,488
Schlumberger Ltd.	24,600	1,596,786
ServiceSource International, Inc.*[1]	55,100	763,135
Sherwin-Williams Co.	12,800	1,694,080
Skyworks Solutions, Inc.*	21,000	574,770
Starbucks Corp.	9,700	517,204
Steel Dynamics, Inc.	28,400	333,700
Symantec Corp.*	57,600	841,536

	Shares		Value
Teradata Corp.*		25,300	$1,821,853
Time Warner, Inc.		16,300	627,550
Ultra Petroleum Corp.*[1]		20,600	475,242
Union Pacific Corp.		19,700	2,350,407
United Technologies Corp.		36,000	2,719,080
UnitedHealth Group, Inc.		65,300	3,820,050
US Bancorp		19,100	614,256
Viacom, Inc., Class B		10,700	503,114
Visa, Inc., Class A		42,500	5,254,275
VMware, Inc., Class A*		7,600	691,904
Wells Fargo & Co.		28,300	946,352
Total United States common stocks			158,005,462
Total common stocks (cost $321,755,878)			329,559,022
Preferred stock: 0.19%
Germany: 0.19%
Volkswagen AG, Preference shares (cost $1,754,049)		10,197	1,616,710
	Face amount
Bonds: 13.44%
Corporate bond: 0.10%
Austria: 0.10%
Oesterreichische Kontrollbank AG, 3.500%, due 04/28/14 (cost $854,372)	EUR	635,000	842,134
Mortgage & agency debt securities: 0.15%
United States: 0.15%
Federal Home Loan Mortgage Corp. Gold Pools,[3] #G00194, 7.500%, due 02/01/24		$51,770	61,180
Government National Mortgage Association, Series 2001-35, Class AZ, 6.500%, due 08/20/31		1,009,275	1,181,415
Total mortgage & agency debt securities (cost $1,107,638)			1,242,595
US government obligations: 4.57%
US Treasury Bonds, 3.125%, due 11/15/41		1,470,000	1,580,250
3.125%, due 02/15/42		1,470,000	1,578,871
5.375%, due 02/15/31		2,000,000	2,914,376
6.250%, due 08/15/23		1,500,000	2,178,750
8.000%, due 11/15/21		1,960,000	3,076,894

31

UBS Global Allocation Fund

Portfolio of investments

June 30, 2012

	Face amount		Value
Bonds—(Concluded)
US government obligations—(Concluded)
US Treasury Notes, 0.250%, due 05/31/14		$11,700,000	$11,685,375
0.625%, due 05/31/17[1]		3,895,000	3,877,048
0.875%, due 04/30/17		1,665,000	1,677,617
1.750%, due 05/15/22[1]		315,000	317,560
2.000%, due 02/15/22[1]		640,000	661,550
2.500%, due 04/30/15		4,225,000	4,472,230
3.125%, due 04/30/17		5,000,000	5,567,190
Total US government obligations (cost $37,606,607)			39,587,711
Non-US government obligations: 8.62%
Australia: 0.45%
Government of Australia, 5.750%, due 05/15/21	AUD	3,110,000	3,876,711
Finland: 0.50%
Government of Finland, 4.375%, due 07/04/19	EUR	2,877,000	4,298,125
France: 0.66%
Government of France, 3.750%, due 04/25/21		2,230,000	3,089,314
4.500%, due 04/25/41		1,780,000	2,623,434
			5,712,748
Germany: 4.22%
Bundesobligation, 2.250%, due 04/10/15		830,000	1,109,017
Bundesrepublik Deutschland, 1.500%, due 04/15/16[4]		5,989,971	8,117,752
3.250%, due 07/04/21		7,690,000	11,223,953
4.000%, due 07/04/16		5,325,000	7,689,900
4.000%, due 01/04/37		4,615,000	7,643,645
Landwirtschaftliche Rentenbank, 3.250%, due 03/12/14		600,000	795,654
			36,579,921
Italy: 0.73%
Buoni Poliennali Del Tesoro, 4.250%, due 02/01/19		5,285,000	6,303,190
Netherlands: 0.40%
Government of the Netherlands, 3.250%, due 07/15/21		2,460,000	3,436,740
Spain: 0.35%
Kingdom of Spain, 4.800%, due 01/31/24		2,870,000	3,082,030

	Face amount		Value
United Kingdom: 1.31%
UK Gilts, 3.750%, due 09/07/21	GBP	4,085,000	$7,530,759
4.250%, due 12/07/49		950,000	1,852,290
4.750%, due 12/07/38		940,000	1,960,503
			11,343,552
Total Non-US government obligations (cost $74,633,040)			74,633,017
Total bonds (cost $114,201,657)			116,305,457
	Shares
Investment companies: 33.60%
iShares MSCI EAFE Index Fund		29,500	1,473,820
UBS Credit Bond Relationship Fund*[5]		4,231,766	67,654,084
UBS Emerging Markets Equity Relationship Fund*[5]		1,577,534	54,873,562
UBS Global (ex-U.S.) All Cap Growth Relationship Fund*[5]		1,719,263	20,337,854
UBS Global Corporate Bond Relationship Fund*[5]		4,517,337	53,293,279
UBS High Yield Relationship Fund*[5]		1,532,569	44,465,802
UBS Small-Cap Equity Relationship Fund*[5]		344,151	20,206,469
Vanguard MSCI EAFE ETF		903,700	28,529,809
Total investment companies (cost $242,875,046)			290,834,679
	Number of warrants
Warrants: 0.07%
India: 0.01%
Housing Development & Infrastructure Ltd., strike @ USD $0.00001, expires 07/06/17*		53,691	83,611
Russia: 0.06%
Sberbank of Russia, strike @ USD $0.00001, expires 11/05/12*		198,843	537,458
Total warrants (cost $670,042)			621,069

32

UBS Global Allocation Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Short-term investment: 12.29%
Investment company: 12.29%
UBS Cash Management Prime Relationship Fund[5] (cost $106,415,060)	106,415,060	$106,415,060
Investment of cash collateral from securities loaned: 1.73%
UBS Private Money Market Fund LLC[5] (cost $14,940,198)	14,940,198	14,940,198
Total investments: 99.39% (cost $802,611,930)		860,292,195
Cash and other assets, less liabilities: 0.61%		5,307,079
Net assets: 100.00%		$865,599,274

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $881,182,614; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$25,116,670
Gross unrealized depreciation	(46,007,089)
Net unrealized depreciation of investments	$(20,890,419)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 59. Portfolio footnotes begin on page 35.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	EUR	14,640,000	USD	18,374,152	09/19/12	$(167,042)
BB	USD	75,554,052	JPY	6,008,300,000	09/19/12	(306,361)
BB	USD	12,046,257	PLN	41,980,000	09/19/12	434,535
GSI	NZD	36,495,000	USD	28,279,611	09/19/12	(776,501)
GSI	USD	39,876,062	MXN	563,050,000	09/19/12	2,009,510
GSI	USD	15,597,340	SEK	110,400,000	09/19/12	316,452
JPMCB	AUD	32,020,000	USD	31,671,462	09/19/12	(860,088)
JPMCB	HKD	43,660,000	USD	5,630,029	09/19/12	734
JPMCB	NOK	28,590,000	USD	4,745,386	09/19/12	(46,635)
JPMCB	USD	5,020,312	CHF	4,795,000	09/19/12	42,000
JPMCB	USD	2,677,084	EUR	2,145,000	09/19/12	39,505
JPMCB	USD	4,747,984	GBP	3,050,000	09/19/12	27,761
JPMCB	USD	21,060,345	KRW	24,716,000,000	09/19/12	406,662
JPMCB	USD	13,466,149	MYR	43,023,000	09/19/12	17,056
RBS	HUF	2,326,150,000	USD	9,730,769	09/19/12	(456,410)
Net unrealized appreciation on forward foreign currency contracts						$681,178

33

UBS Global Allocation Fund

Portfolio of investments

June 30, 2012

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
Index futures buy contracts:
DAX Index, 45 contracts (EUR)	September 2012	$8,759,202	$9,143,873	$384,671
E-mini S&P 500 Index, 864 contracts (USD)	September 2012	56,613,264	58,596,480	1,983,216
FTSE 100 Index, 51 contracts (GBP)	September 2012	4,318,939	4,419,371	100,432
OMX Stockholm 30 Index, 627 contracts (SEK)	July 2012	8,923,751	9,368,739	444,988
SPI 200 Index, 172 contracts (AUD)	September 2012	18,136,886	17,946,567	(190,319)
TOPIX Index, 159 contracts (JPY)	September 2012	13,957,803	15,367,737	1,409,934
Index futures sell contracts:
Dow Jones EURO STOXX 50 Index, 1,006 contracts (EUR)	September 2012	(27,438,049)	(28,801,261)	(1,363,212)
Net unrealized appreciation on futures contracts				$2,769,710

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$183,547,508	$146,011,514	$—	$329,559,022
Preferred stock	—	1,616,710	—	1,616,710
Corporate bond	—	842,134	—	842,134
Mortgage & agency debt securities	—	1,242,595	—	1,242,595
US government obligations	—	39,587,711	—	39,587,711
Non-US government obligations	—	74,633,017	—	74,633,017
Investment companies	30,003,629	260,831,050	—	290,834,679
Warrants	—	621,069	—	621,069
Short-term investment	—	106,415,060	—	106,415,060
Investment of cash collateral from securities loaned	—	14,940,198	—	14,940,198
Forward foreign currency contracts, net	—	681,178	—	681,178
Futures contracts, net	1,983,216	786,494	—	2,769,710
Total	$215,534,353	$648,208,730	$—	$863,743,083

34

UBS Global Allocation Fund

Portfolio of investments

June 30, 2012

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2012.

2  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At June 30, 2012, the value of this security amounted to $106,828 or 0.01% of net assets.

3  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

4  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional government security of the same maturity.

5  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/11	Purchases during the year ended 06/30/12	Sales during the year ended 06/30/12	Net realized gain during the year ended 06/30/12	Change in net unrealized appreciation/ (depreciation) during the year ended 06/30/12	Value 06/30/12	Net income earned from affiliate for the year ended 06/30/12
UBS Cash Management Prime Relationship Fund	$37,647,079	$609,325,730	$540,557,749	$—	$—	$106,415,060	$91,680
UBS Private Money Market Fund LLC[a]	23,289,247	207,032,151	215,381,200	—	—	14,940,198	4,049
UBS Credit Bond Relationship Fund	51,413,192	51,000,000	42,500,000	12,513,162	(4,772,270)	67,654,084	—
UBS Emerging Markets Equity Relationship Fund	51,853,695	21,000,000	9,500,000	4,158,556	(12,638,689)	54,873,562	—
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	191,160,516	—	138,000,000	16,802,095	(49,624,757)	20,337,854	—
UBS Global Corporate Bond Relationship Fund	59,740,923	13,000,000	23,000,000	2,738,975	813,381	53,293,279	—
UBS High Yield Relationship Fund	52,179,801	3,500,000	13,600,000	5,209,287	(2,823,286)	44,465,802	—
UBS Small-Cap Equity Relationship Fund	30,331,888	—	9,000,000	3,485,631	(4,611,050)	20,206,469	—
	$497,616,341	$904,857,881	$991,538,949	$44,907,706	$(73,656,671)	$382,186,308	$95,729

a  The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.
35

UBS Global Frontier Fund

Portfolio performance

For the 12 months ended June 30, 2012, Class A shares of UBS Global Frontier Fund (the "Fund") declined 10.38% (Class A shares declined 15.34% after the deduction of the maximum sales charge), while Class Y shares declined 10.07%. The Fund's benchmark, the GSMI Mutual Fund Index (the "Index"), declined 2.07% over the same time period. For comparison purposes, the MSCI World Free Index (net) declined 4.98%. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 38; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund's underperformance versus the Index was primarily due to market allocation decisions.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. In relation to our currency strategy, derivatives had a direct positive impact on Fund performance. Derivatives were also just one tool, among others, we used to implement our market allocation strategy; that said, overall, our market allocation strategy detracted from Fund performance during the period.

Portfolio performance summary1

What worked

•  Currency strategies, overall, were positive for performance.

  – A long position in a basket of European currencies (the Great Britain pound, the Swedish krona and the Norwegian krone) versus the euro was beneficial, as the euro weakened given the ongoing sovereign debt crisis.

  – In the early part of the fiscal year, the Fund was rewarded for having a short position in the Great Britain pound versus the US dollar. During the time we held this position, the US dollar appreciated against the pound.

  – A long US dollar position versus a short position in the euro enhanced the Fund's results, especially during the second half of the fiscal year given the weakness of the euro.

•  Positioning and security selection in certain fixed income sectors aided the Fund's results.

  – Overweights to investment grade corporate bonds and high yield bonds were beneficial, as they generated strong results given overall solid demand from investors looking to generate incremental yield in the low interest rate environment.

  – During the first part of the reporting period, the Fund had an overweight to 10-year UK bonds versus Japanese government bonds. This aided performance as inflation and economic growth moderated in the UK, which supported its longer term bonds. In contrast, Japanese government bonds came under pressure given the stimulus program Japan implemented following the March 2011 natural disasters.

  – Security selection within US bonds also contributed to results.

•  Exposures to several portions of the global equity market contributed to performance.

  – A bias to US large cap equities versus US small cap equities during the first half of the reporting period was additive for results, as US large cap equities outperformed their smaller-cap counterparts.

  – We initiated a long position in German equities versus Spanish equities in March 2012, which was rewarded because Germany's economy held up relatively well, while Spain's was expected to fall back into a recession.

1  For a detailed commentary on the market environment in general during the reporting period, see page 2.

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UBS Global Frontier Fund

What didn't work

•  The Fund's positioning among risk assets detracted the most from results.

  – When the reporting period began, the Fund had a 68% equity market exposure, versus the Index's weight of 65%. Given a host of macro issues, including the European sovereign debt crisis and slowing global growth, we took a more conservative approach in the portfolio and sharply reduced our equity exposure toward the end of the third quarter of 2011. This position negatively impacted results when equities rallied over the last three months of 2011.

  Early in 2012, the Fund's underweight to equities continued to be a drag on performance as the global equity market rally continued. We adjusted the Fund's equity position and, by February, had moved to a roughly neutral position versus the Index. At period end, the Fund's underlying portfolio, while applying a leverage factor of 25%, still remained overweight to equities based on our forward looking assumptions, with an estimated 78.75% exposure.

  – A bias to European versus US equities early in 2012 hurt performance. Our research showed European equities were more attractively valued, whereas we believed US equities were fairly valued and had more downside risk over the longer term. This positioning was not rewarded in the short term, as European equities underperformed due to slowing growth and negative investor sentiment given the sovereign debt crisis.

  – An underweight to emerging markets equities for a portion of the period was a drag on performance.

•  Security selection within the global equity market was a negative for results. Throughout the reporting period, we favored higher quality stocks with solid fundamentals and strong balance sheets. However, given the macro-driven environment, companies with strong fundamentals sold off along with the market during periods of risk aversion. Overall, stock selection in the US, developed international and emerging markets detracted from performance.

•  Duration positioning detracted from results. During the fiscal year, the Fund's duration in the US was largely neutral or tactically shorter than that of the Index when we felt that US yields would move higher. Overall, duration positioning detracted from results, as US Treasury yields moved sharply lower given decelerating economic growth and as risk-averse investors looked for safe havens amid the challenging macro environment.

•  One currency trade was negative for the period. The Fund's short positions in commodity linked currencies, specifically the Australian and New Zealand dollars versus the US dollar, were drags on performance. We felt the Australian and New Zealand dollars would weaken, given softening commodity prices. While we continue to hold this view, the Australian and New Zealand dollars held up well versus the US dollar during the reporting period.

•  Leverage detracted from performance during the period as market allocation generated negative results in the Fund's underlying portfolio. The Fund maintained a leverage factor of approximately 50% from the beginning of the reporting period until early February 2012. We then pared leverage to 35%, and further reduced it to 25% in March, where it remained though the end of the fiscal year. The reduction in the use of leverage reflected our more cautious stance for the portfolio. However, given that leverage magnifies returns on the upside and the downside, the negative impact from market exposure was amplified.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for this fund can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

37

UBS Global Frontier Fund

Average annual total returns for periods ended 06/30/12 (unaudited)

	1 year	Inception[1]
Before deducting maximum sales charge
Class A2	(10.38)%	(3.52)%
Class C3	(11.00)	(4.24)
Class Y4	(10.07)	(3.27)
After deducting maximum sales charge
Class A2	(15.34)%	(4.62)%
Class C3	(11.84)	(4.24)
MSCI World Free Index (net)[5]	(4.98)%	(2.56)%
GSMI Mutual Fund Index[6]	(2.07)	1.50

The annualized gross and net expense ratios, respectively, for each class of shares as in the October 28, 2011 prospectuses were as follows: Class A—1.78% and 1.54%; Class C—2.55% and 2.29%; Class Y—1.57% and 1.29%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2012, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

1  Inception date of all share classes of UBS Global Frontier Fund is July 26, 2007. Inception date of the indices, for the purpose of this illustration, is July 31, 2007.

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2011, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index (net), 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index (net) replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup US Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

38

UBS Global Frontier Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 5.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Global Frontier Fund Class A and Class Y shares versus the MSCI World Free Index (net) and the GSMI Mutual Fund Index from July 26, 2007, which is the inception date of the two classes, through June 30, 2012. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

39

UBS Global Frontier Fund

Top ten equity holdings (unaudited)1

As of June 30, 2012

Percentage of net assets
Apple, Inc.	1.3%
Visa, Inc., Class A	0.6
Amazon.com, Inc.	0.6
Allergan, Inc.	0.5
CVS Caremark Corp.	0.5
QUALCOMM, Inc.	0.5
UnitedHealth Group, Inc.	0.4
Dollar General Corp.	0.4
Estee Lauder Cos., Inc., Class A	0.4
Priceline.com, Inc.	0.3
Total	5.5%

Country exposure by issuer, top five (unaudited)2

As of June 30, 2012

Percentage of net assets
United States	23.3%
Germany	5.4
United Kingdom	1.7
Italy	1.0
France	0.8
Total	32.2%

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2012

Percentage of net assets
US Treasury Notes, 0.250%, due 05/31/14	2.9%
US Treasury Notes, 0.875%, due 12/31/16	1.4
Bundesrepublik Deutschland, 4.000%, due 07/04/16	1.4
Bundesrepublik Deutschland, 3.250%, due 07/04/21	1.4
Bundesrepublik Deutschland, 4.000%, due 01/04/37	1.2
Bundesrepublik Deutschland, 1.500%, due 04/15/16	1.2
UK Gilts, 3.750%, due 09/07/21	1.1
Buoni Poliennali Del Tesoro, 4.250%, due 02/01/19	1.0
Government of Finland, 4.375%, due 07/04/19	0.6
Government of Australia, 5.750%, due 05/15/21	0.5
Total	12.7%

1  Figures represent the direct investments of UBS Global Frontier Fund. Figures would be different if a breakdown of the underlying investment companies was included.

2  Figures represent the direct investments of UBS Global Frontier Fund. If a breakdown of the underlying investment companies was included, the country exposure percentages would be as follows: United States 39.0%, Germany 7.1%, United Kingdom 5.8%, China 2.6%, Japan 2.5%.

40

UBS Global Frontier Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2012

Common stocks
Aerospace & defense	0.52%
Auto components	0.12
Beverages	0.10
Biotechnology	0.82
Capital markets	0.13
Chemicals	0.37
Commercial banks	0.17
Communications equipment	0.61
Computers & peripherals	1.66
Containers & packaging	0.03
Diversified financial services	0.27
Electric utilities	0.10
Electrical equipment	0.18
Energy equipment & services	0.83
Food & staples retailing	0.45
Food products	0.14
Health care equipment & supplies	0.10
Health care providers & services	0.52
Hotels, restaurants & leisure	0.75
Household products	0.12
Industrial conglomerates	0.30
Insurance	0.09
Internet & catalog retail	0.93
Internet software & services	1.02
IT services	1.25
Life sciences tools & services	0.33
Machinery	0.30
Media	0.68
Metals & mining	0.04
Multiline retail	0.53
Multi-utilities	0.05
Oil, gas & consumable fuels	0.83
Paper & forest products	0.03
Personal products	0.36%
Pharmaceuticals	0.69
Real estate investment trust (REIT)	0.05
Road & rail	0.46
Semiconductors & semiconductor equipment	0.34
Software	0.55
Specialty retail	0.06
Textiles, apparel & luxury goods	0.78
Tobacco	0.16
Wireless telecommunication services	0.34
Total common stocks	18.16%
Bonds
US government obligations	5.89
Non-US government obligations	10.86
Total bonds	16.75%
Investment companies
UBS Credit Bond Relationship Fund	9.67
UBS Emerging Markets Equity Relationship Fund	10.52
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	1.01
UBS Global Corporate Bond Relationship Fund	7.64
UBS High Yield Relationship Fund	6.21
UBS International Equity Relationship Fund	12.79
Total investment companies	47.84%
Short-term investment	12.89
Investment of cash collateral from securities loaned	0.34
Total investments	95.98%
Cash and other assets, less liabilities	4.02
Net assets	100.00%

1  Figures represent the direct investments of UBS Global Frontier Fund. Figures would be different if a breakdown of the underlying investment companies was included.

41

UBS Global Frontier Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks: 18.16%
Argentina: 0.12%
MercadoLibre, Inc.	700	$53,060
Canada: 0.15%
Lululemon Athletica, Inc.*	1,100	65,593
China: 0.32%
Baidu, Inc. ADR*	1,200	137,976
Israel: 0.08%
Teva Pharmaceutical Industries Ltd. ADR	800	31,552
United Kingdom: 0.03%
Ensco PLC, Class A	300	14,091
United States: 17.46%
Acorda Therapeutics, Inc.*	700	16,492
Adobe Systems, Inc.*	1,600	51,792
Aegerion Pharmaceuticals, Inc.*[1]	400	5,936
Agilent Technologies, Inc.	3,200	125,568
Alexion Pharmaceuticals, Inc.*	100	9,930
Allergan, Inc.	2,300	212,911
Alnylam Pharmaceuticals, Inc.*	500	5,835
Amazon.com, Inc.*	1,100	251,185
American Capital Agency Corp.	700	23,527
Apple, Inc.*	948	553,632
Atmel Corp.*	2,300	15,410
Baker Hughes, Inc.	1,200	49,320
Baxter International, Inc.	400	21,260
Biogen Idec, Inc.*	1,000	144,380
Bio-Rad Laboratories, Inc., Class A*	100	10,001
Boeing Co.	600	44,580
Broadcom Corp., Class A*	2,200	74,360
Bruker Corp.*	500	6,655
Bunge Ltd.	300	18,822
Cabot Oil & Gas Corp.	1,800	70,920
Celanese Corp., Series A	500	17,310
Centene Corp.*	500	15,080
Chipotle Mexican Grill, Inc.*	168	63,832
Citigroup, Inc.	1,800	49,338
CME Group, Inc.	100	26,811
Coach, Inc.	600	35,088
Colgate-Palmolive Co.	500	52,050
Comcast Corp., Class A	3,400	108,698
Concho Resources, Inc.*	1,400	119,168
Crown Castle International Corp.*	1,400	82,124
Cubist Pharmaceuticals, Inc.*	500	18,955
Cummins, Inc.	900	87,219
CVS Caremark Corp.	4,200	196,266
Danaher Corp.	2,500	130,200
DIRECTV, Class A*	1,600	78,112

	Shares	Value
Discovery Communications, Inc., Class A*	1,100	$59,400
Dollar General Corp.*	3,300	179,487
Dow Chemical Co.	800	25,200
Edison International	500	23,100
EOG Resources, Inc.	800	72,088
EQT Corp.	600	32,178
Estee Lauder Cos., Inc., Class A	2,900	156,948
Facebook, Inc., Class A*[1]	3,500	108,920
Fidelity National Information Services, Inc.	900	30,672
FMC Corp.	700	37,436
FMC Technologies, Inc.*	3,500	137,305
General Dynamics Corp.	800	52,768
Gilead Sciences, Inc.*	2,900	148,712
Google, Inc., Class A*	243	140,957
Halliburton Co.	800	22,712
HCA Holdings, Inc.	900	27,387
Hertz Global Holdings, Inc.*	2,700	34,560
Hess Corp.	600	26,070
Home Depot, Inc.	500	26,495
Hospira, Inc.*	500	17,490
Illinois Tool Works, Inc.	800	42,312
International Paper Co.	400	11,564
Intersil Corp., Class A	1,400	14,910
Invesco Ltd.	800	18,080
Johnson Controls, Inc.	1,900	52,649
JPMorgan Chase & Co.	1,200	42,876
Juniper Networks, Inc.*	1,000	16,310
Kohl's Corp.	600	27,294
Kraft Foods, Inc., Class A	1,100	42,482
Las Vegas Sands Corp.	3,200	139,168
Ligand Pharmaceuticals, Inc., Class B*	700	11,858
Lincoln National Corp.	900	19,683
Macy's, Inc.	600	20,610
MasterCard, Inc., Class A	300	129,033
McDermott International, Inc.*	2,400	26,736
McDonald's Corp.	1,100	97,383
Medtronic, Inc.	600	23,238
Merck & Co., Inc.	800	33,400
MetLife, Inc.	600	18,510
MetroPCS Communications, Inc.*	5,600	33,880
Micron Technology, Inc.*	1,900	11,989
Monster Beverage Corp.*	600	42,720
Morgan Stanley	2,600	37,934
NetApp, Inc.*	4,700	149,554
NextEra Energy, Inc.	300	20,643
NII Holdings, Inc.*	2,900	29,667
NIKE, Inc., Class B	1,300	114,114
Noble Corp.*	1,000	32,530
Norfolk Southern Corp.	400	28,708
Peabody Energy Corp.	500	12,260

42

UBS Global Frontier Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
PG&E Corp.	500	$22,635
Philip Morris International, Inc.	800	69,808
Priceline.com, Inc.*	226	150,181
QUALCOMM, Inc.	3,500	194,880
Ralph Lauren Corp.	900	126,054
Riverbed Technology, Inc.*	3,300	53,295
Rock-Tenn Co., Class A	200	10,910
Roper Industries, Inc.	800	78,864
Ryder System, Inc.	300	10,803
Salesforce.com, Inc.*	800	110,608
SanDisk Corp.*	400	14,592
Schlumberger Ltd.	1,200	77,892
ServiceSource International, Inc.*[1]	2,500	34,625
Sherwin-Williams Co.	600	79,410
Skyworks Solutions, Inc.*	1,000	27,370
Starbucks Corp.	400	21,328
Steel Dynamics, Inc.	1,300	15,275
Symantec Corp.*	2,600	37,986
Teradata Corp.*	1,200	86,412
Time Warner, Inc.	700	26,950
Ultra Petroleum Corp.*	900	20,763
Union Pacific Corp.	1,000	119,310
United Technologies Corp.	1,700	128,401
UnitedHealth Group, Inc.	3,100	181,350
US Bancorp	900	28,944
Viacom, Inc., Class B	500	23,510
Visa, Inc., Class A	2,100	259,623
VMware, Inc., Class A*	400	36,416
Wells Fargo & Co.	1,300	43,472
Total United States common stocks		7,546,414
Total common stocks (cost $8,170,603)		7,848,686
	Face amount
Bonds: 16.75%
US government obligations: 5.89%
US Treasury Bonds, 3.125%, due 11/15/41	$160,000	172,000
3.125%, due 02/15/42	190,000	204,072
6.625%, due 02/15/27	105,000	164,062
US Treasury Notes, 0.250%, due 05/31/14	1,265,000	1,263,419
0.875%, due 12/31/16[1]	600,000	605,390
1.750%, due 05/15/22[1]	80,000	80,650
2.500%, due 04/30/15	50,000	52,926
Total US government obligations (cost $2,485,999)		2,542,519

	Face amount		Value
Non-US government obligations: 10.86%
Australia: 0.55%
Government of Australia, 5.750%, due 05/15/21	AUD	190,000	$236,841
Finland: 0.60%
Government of Finland, 4.375%, due 07/04/19	EUR	175,000	261,443
France: 0.79%
Government of France, 3.750%, due 04/25/21		130,000	180,095
4.500%, due 04/25/41		110,000	162,122
			342,217
Germany: 5.38%
Bundesobligation, 2.250%, due 04/11/14		40,000	52,534
Bundesrepublik Deutschland, 1.500%, due 04/15/16[2]		372,226	504,449
3.250%, due 07/04/21		400,000	583,821
4.000%, due 07/04/16		405,000	584,865
4.000%, due 01/04/37		305,000	505,160
Landwirtschaftliche Rentenbank, 3.250%, due 03/12/14		70,000	92,826
			2,323,655
Italy: 0.97%
Buoni Poliennali Del Tesoro, 4.250%, due 02/01/19		350,000	417,430
Netherlands: 0.48%
Government of the Netherlands, 3.250%, due 07/15/21		150,000	209,557
Spain: 0.46%
Kingdom of Spain, 4.800%, due 01/31/24		185,000	198,667
United Kingdom: 1.63%
UK Gilts, 3.750%, due 09/07/21	GBP	255,000	470,096
4.250%, due 12/07/49		55,000	107,238
4.750%, due 12/07/38		60,000	125,139
			702,473
Total Non-US government obligations (cost $4,704,218)			4,692,283
Total bonds (cost $7,190,217)			7,234,802

43

UBS Global Frontier Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Investment companies: 47.84%
UBS Credit Bond Relationship Fund*[3]	261,475	$4,180,252
UBS Emerging Markets Equity Relationship Fund*[3]	130,685	4,545,790
UBS Global (ex-U.S.) All Cap Growth Relationship Fund*[3]	36,842	435,824
UBS Global Corporate Bond Relationship Fund*[3]	280,041	3,303,785
UBS High Yield Relationship Fund*[3]	92,428	2,681,692
UBS International Equity Relationship Fund*[3]	340,176	5,528,400
Total investment companies (cost $18,934,232)		20,675,743
Short-term investment: 12.89%
Investment company: 12.89%
UBS Cash Management Prime Relationship Fund[3] (cost $5,571,539)	5,571,539	5,571,539

	Shares	Value
Investment of cash collateral from securities loaned: 0.34%
UBS Private Money Market Fund LLC[3] (cost $148,247)	148,247	$148,247
Total investments: 95.98% (cost $40,014,838)		41,479,017
Cash and other assets, less liabilities: 4.02%		1,738,208
Net assets: 100.00%		$43,217,225

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $47,343,806; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$—
Gross unrealized depreciation	(5,864,789)
Net unrealized depreciation of investments	$(5,864,789)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 59. Portfolio footnotes begin on page 46.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	AUD	1,960,000	USD	1,938,665	09/19/12	$(52,648)
JPMCB	BRL	460,000	USD	219,969	09/19/12	(5,768)
JPMCB	CAD	140,000	USD	136,161	09/19/12	(1,105)
JPMCB	EUR	635,000	USD	797,109	09/19/12	(7,103)
JPMCB	HUF	173,650,000	USD	726,022	09/19/12	(34,463)
JPMCB	NZD	2,230,000	USD	1,726,658	09/19/12	(48,794)
JPMCB	TWD	5,100,000	USD	170,740	09/19/12	(50)
JPMCB	USD	444,970	CHF	425,000	09/19/12	3,723
JPMCB	USD	949,597	GBP	610,000	09/19/12	5,552
JPMCB	USD	4,314,858	JPY	343,300,000	09/19/12	(15,383)
JPMCB	USD	1,353,977	KRW	1,589,000,000	09/19/12	26,144
JPMCB	USD	2,331,146	MXN	32,850,000	09/19/12	112,582
JPMCB	USD	682,337	MYR	2,180,000	09/19/12	864
JPMCB	USD	674,589	PLN	2,350,000	09/19/12	24,074
JPMCB	USD	817,287	SEK	5,780,000	09/19/12	15,881
Net unrealized appreciation on forward foreign currency contracts						$23,506

44

UBS Global Frontier Fund

Portfolio of investments

June 30, 2012

Futures contracts

	Expiration date	Cost	Value	Unrealized appreciation/ (depreciation)
Index futures buy contracts:
Amsterdam Exchange Index, 2 contracts (EUR)	July 2012	$148,299	$156,029	$7,730
DAX Index, 4 contracts (EUR)	September 2012	780,455	812,788	32,333
Dow Jones Euro STOXX 50 Index, 10 contracts (EUR)	September 2012	271,607	286,295	14,688
E-mini S&P 500 Index, 92 contracts (USD)	September 2012	6,004,987	6,239,440	234,453
FTSE 100 Index, 18 contracts (GBP)	September 2012	1,534,584	1,559,778	25,194
Hang Seng Stock Index, 3 contracts (HKD)	July 2012	364,587	379,749	15,162
OMX Stockholm 30 Index, 67 contracts (SEK)	July 2012	960,265	1,001,125	40,860
Russell 2000 Mini Index, 13 contracts (USD)	September 2012	971,291	1,034,020	62,729
S&P Toronto Stock Exchange 60 Index, 6 contracts (CAD)	September 2012	758,542	779,570	21,028
SPI 200 Index, 17 contracts (AUD)	September 2012	1,792,599	1,773,788	(18,811)
TOPIX Index, 21 contracts (JPY)	September 2012	1,843,483	2,029,701	186,218
Net unrealized appreciation on futures contracts				$621,584

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$7,848,686	$—	$—	$7,848,686
US government obligations	—	2,542,519	—	2,542,519
Non-US government obligations	—	4,692,283	—	4,692,283
Investment companies	—	20,675,743	—	20,675,743
Short-term investment	—	5,571,539	—	5,571,539
Investment of cash collateral from securities loaned	—	148,247	—	148,247
Forward foreign currency contracts, net	—	23,506	—	23,506
Futures contracts, net	318,210	303,374	—	621,584
Total	$8,166,896	$33,957,211	$—	$42,124,107

45

UBS Global Frontier Fund

Portfolio of investments

June 30, 2012

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at June 30, 2012.

2  Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer's country. Only if inflation occurs will securities offer a higher real yield than a conventional government security of the same maturity.

3  The table below details the Fund's investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 06/30/11	Purchases during the year ended 06/30/12	Sales during the year ended 06/30/12	Net realized gain during the year ended 06/30/12	Change in net unrealized appreciation/ (depreciation) during the year ended 06/30/12	Value 06/30/12	Net income earned from affiliate for the year ended 06/30/12
UBS Cash Management Prime Relationship Fund	$1,679,454	$32,788,655	$28,896,570	$—	$—	$5,571,539	$4,124
UBS Private Money Market Fund LLC[a]	—	2,591,587	2,443,340	—	—	148,247	26
UBS Credit Bond Relationship Fund	4,042,507	4,400,000	4,820,000	911,743	(353,998)	4,180,252	—
UBS Emerging Markets Equity Relationship Fund	8,195,772	2,650,000	4,900,000	1,653,043	(3,053,025)	4,545,790	—
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	7,463,632	—	5,900,000	640,200	(1,768,008)	435,824	—
UBS Global Corporate Bond Relationship Fund	4,423,175	1,100,000	2,490,000	239,836	30,774	3,303,785	—
UBS High Yield Relationship Fund	3,953,787	500,000	1,950,000	812,053	(634,148)	2,681,692	—
UBS International Equity Relationship Fund	7,328,307	2,000,000	2,500,000	487,672	(1,787,579)	5,528,400	—
UBS U.S. Large Cap Equity Relationship Fund	11,621,189	—	11,350,330	4,283,854	(4,554,713)	—	—
UBS U.S. Large Cap Growth Equity Relationship Fund	5,536,738	4,400,000	10,308,273	2,500,489	(2,128,954)	—	—
	$54,244,561	$50,430,242	$75,558,513	$11,528,890	$(14,249,651)	$26,395,529	$4,150

a  The adviser does earn a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.
46

UBS Multi-Asset Income Fund

Portfolio performance

From the period from its inception on April 25, 2012, through June 30, 2012, Class A shares of UBS Multi-Asset Income Fund (the "Fund") returned 0.50% (Class A shares declined 4.01% after the deduction of the maximum sales charge), while Class Y shares returned 0.53%. For comparison purposes, the Barclays US Corporate Investment Grade Index (the "Index"), returned 1.56% over the same time period. (Class Y shares have lower expenses than other share classes of the Fund. Returns for all share classes over various time periods are shown on page 49; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The portfolio was managed in accordance with our cautious view on the markets; thus we placed a stronger emphasis on minimizing risk and protecting capital during the review period. If you consider this within the context of the Fund's goal of providing a monthly income payout of between 3% and 6% per year, the Fund was positioned at the lower end of its payout range1. This contributed to positive performance through a very volatile period in the markets.

During the review period, we used derivatives, including writing covered calls, to increase cash flow and reduce the risk profile of the Fund's global real estate allocation. Additionally, we utilized derivatives, including currency forwards, to hedge our exposure to the euro. In summary, while our derivatives exposure was limited in the portfolio, our ability to increase cash flow and neutralize unwanted risks relating to the euro positively contributed to performance.

Portfolio performance summary2

What worked

•  The Fund's allocation to investment-grade corporate bonds was positive for performance.

  – Despite elevated market volatility during the period—and especially in May—the Fund's investment grade corporate bond exposure was a positive contributor to performance.

  – Investment grade corporate bonds represented the largest allocation within the Fund's portfolio, ranging between 25% and 30% throughout the reporting period. The asset class, in our view, offered an attractive valuation and yield relative to Treasuries.

1  How the Fund works

While there is no guarantee that the Fund will achieve its target payout, UBS Multi-Asset Income Fund seeks a target payout of 3% – 6% per year, based on the current interest rate environment. UBS Global Asset Management (Americas) Inc., the Fund's Advisor, does not represent or guarantee that the Fund will meet this target payout.

In an attempt to achieve its target payout, the Fund will actively allocate among traditional and nontraditional asset classes. The allocation of investments across each asset class will vary over time and will be driven by:

•  Valuation based on the Advisor's 30-year fundamental value philosophy;

•  Economic factors, including the current and projected interest rate environment and credit conditions; and

•  A focus on diversification and risk management to meet the Fund's payout objective while minimizing volatility.

The Fund seeks to achieve its target payout by investing primarily in a combination of equities, fixed income securities, third party ETFs, TIPS, listed exchange options, and other derivative securities. The Fund will also engage in derivative strategies, most notably, call overwriting, and purchase currencies in accordance with its target asset allocation. The strategies that the Fund will employ include a combination of active and passive investment strategies; however, the Fund may invest directly in equity and fixed income securities, and cash equivalents, including money market securities, futures, and currency contracts. In addition, the Fund will engage in covered call option writing to enhance returns and for risk management purposes. Covered calls against equity ETFs will be written to generate premiums that typically would be classified as short-term capital gains and can potentially contribute to enhancing the overall payout of the Fund. Currency forwards could also be used to potentially enhance income using positive carry strategies whereby higher-yielding currencies are bought in exchange for lower-yielding currencies.

2  For a detailed commentary on the market environment in general during the reporting period, see page 2.

47

UBS Multi-Asset Income Fund

•  The Fund's allocation to global real estate with call overwriting3 contributed to performance.

  – Global real estate represented the second largest position in the portfolio, with a 20% allocation throughout the period.

  – We found global real estate—particularly European and Asian real estate investment trusts (REITs)—to be attractively valued. The asset class also offered attractive yield characteristics versus other equity income sources, such as high dividend-paying stocks.

  – We utilized call overwriting to increase the Fund's cash flow and to help manage the portfolio's risk exposure.

•  Our holdings in certain other spread sectors enhanced the Fund's results.

  – The Fund's allocation to mortgage-backed securities generated good results during the reporting period, due to generally solid demand from investors seeking attractive yields and credit exposure that possesses lower interest rate sensitivity.

  – Our positions in agency mortgage-backed securities aided the Fund's performance, given their positive results over the reporting period.

What didn't work

•  An allocation to high yield bonds modestly detracted from results. While the high yield sector produced solid results in June, this was more than offset by a period of weakness resulting from elevated risk aversion in May. We remain positive on high yield; among other things, attractive spreads versus Treasuries, strong US balance sheets and historically low default rates make it an attractively valued asset class. (The spread is the difference between the yields paid on non-government securities versus those paid on government securities of comparable duration.)

•  The Fund's emerging markets debt (EMD) exposure was a slight drag on performance. The flight-to-quality in May and a strong US dollar negatively impacted the asset class; however, we maintain a positive outlook for EMD based on attractive yields, improving credit quality and underlying fundamentals related to the emerging market currencies.

This letter is intended to assist shareholders in understanding how the Fund performed during the period from the Fund's inception on April 25, 2012 through June 30, 2012. The views and opinions in the letter were current as of August 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for this fund can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com.

3  The covered call writing program seeks to generate additional cash flow while improving the Fund's risk profile by reducing the volatility of an asset class holding via the receipt of an option premium. Writing calls may limit upside potential of the Fund.

48

UBS Multi-Asset Income Fund

Total returns for periods ended 06/30/12 (unaudited)

Inception[1]
Before deducting maximum sales charge
Class A2	0.50%
Class C3	0.42
Class Y4	0.53
After deducting maximum sales charge
Class A2	(4.01)%
Class C3	(0.33)
Barclays US Corporate Investment Grade Index[5]	1.56%

The annualized gross and net expense ratios, respectively, for each class of shares as in the April 17, 2012 prospectuses were as follows: Class A—1.67% and 1.09%; Class C—2.42% and 1.84%; Class Y—1.42% and 0.84%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Trust, with respect to the Fund, and UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor"), have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short) to the extent necessary so that the Fund's ordinary operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses, and dividend expense and security loan fees for securities sold short), through the period ending October 27, 2013, do not exceed 0.95% for Class A shares, 1.70% for Class C shares and 0.70% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. The fee waiver/expense reimbursement agreement may be terminated by the Fund's Board of Trustees at any time and also will terminate automatically upon the expiration or termination of the Fund's advisory contract with the Advisor. Upon termination of the fee waiver/expense reimbursement agreement, however, UBS Global AM (Americas)'s three year recoupment rights will survive.

1  Inception date of all share classes of UBS Multi-Asset Income Fund and the index is April 25, 2012.

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

4  The Fund offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

5  The Barclays US Corporate Investment Grade Index is a sub-index of the Barclays US Credit Index, and includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, bonds must be SEC-registered. Investors should note that the indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectus.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

49

UBS Multi-Asset Income Fund

Illustration of an assumed investment of $10,000 in Class A shares (adjusted for 4.5% maximum sales charge) and $5,000,000 in Class Y shares (unaudited)

The following two graphs depict the performance of UBS Multi-Asset Income Fund Class A and Class Y shares versus the Barclays US Corporate Investment Grade Index from April 25, 2012, which is the inception date of the two classes, through June 30, 2012. The performance of Class C shares will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://globalam-us.ubs.com/corpweb/performance.do.

50

UBS Multi-Asset Income Fund

Top ten equity holdings (unaudited)1

As of June 30, 2012

Percentage of net assets
Simon Property Group, Inc.	1.1%
Westfield Group	0.5
Sun Hung Kai Properties Ltd.	0.5
Equity Residential	0.4
HCP, Inc.	0.4
Ventas, Inc.	0.4
Public Storage	0.4
Unibail-Rodamco SE	0.4
Mitsubishi Estate Co., Ltd.	0.4
Boston Properties, Inc.	0.4
Total	4.9%

Country exposure by issuer, top five (unaudited)

As of June 30, 2012

Percentage of net assets
United States	30.8%
Japan	1.7
Australia	1.5
China	1.5
United Kingdom	1.0
Total	36.5%

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2012

Percentage of net assets
US Treasury Inflation Indexed Notes (TIPS), 2.625%, due 07/15/17	5.0%
US Treasury Inflation Indexed Notes (TIPS), 2.000%, due 01/15/16	4.8
US Treasury Inflation Indexed Bonds (TIPS), 3.875%, due 04/15/29	4.5
Government National Mortgage Association Pools, #G2 MA0022, 3.500%, due 04/20/42	1.7
Federal Home Loan Mortgage Corp. Gold Pools, 3.000%, due 07/15/42	1.6
Government National Mortgage Association, Series 2012-16, Class AI, 3.500%, due 10/20/38	0.8
Government National Mortgage Association, Series 2012-26, Class GI, 3.500%, due 02/20/27	0.6
Government National Mortgage Association, 3.000%, due 07/15/42	0.5
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 6.009%, due 06/15/49	0.4
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.979%, due 08/12/45	0.4
Total	20.3%

1  Figures represent the direct investments of UBS Multi-Asset Income Fund. Figures would be different if a breakdown of the underlying investment companies was included.

51

UBS Multi-Asset Income Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2012

Common stocks
Capital markets	0.03%
Health care providers & services	0.01
Real estate investment trust (REIT)	14.95
Real estate management & development	4.58
Total common stocks	19.57%
Bonds
Commercial mortgage-backed securities	1.44
Mortgage & agency debt securities	5.35
US government obligations	14.23
Total bonds	21.02%
Investment companies
HICL Infrastructure Co., Ltd.	1.64
iShares Emerging Markets Local Currency Bond Fund	4.73
iShares iBoxx $ High Yield Corporate Bond Fund	14.66
iShares iBoxx Investment Grade Corporate Bond Fund	28.40
iShares JPMorgan USD Emerging Markets Bond Fund	4.78
Vanguard High Dividend Yield ETF	3.86
Total investment companies	58.07%
Short-term investment	3.85
Total investments	102.51%
Liabilities, in excess of cash and other assets	(2.51)
Net assets	100.00%

1  Figures represent the direct investments of UBS Multi-Asset Income Fund. Figures would be different if a breakdown of the underlying investment companies was included.

52

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks: 19.57%
Australia: 1.54%
BWP Trust	4,644	$8,900
Centro Retail Australia	4,000	8,128
CFS Retail Property Trust Group	13,510	26,869
Charter Hall Retail REIT	2,695	9,165
Commonwealth Property Office Fund	13,147	13,708
Dexus Property Group	27,619	26,418
Goodman Group	9,830	37,260
GPT Group	11,257	38,079
Investa Office Fund	3,574	9,979
Mirvac Group	19,733	25,843
Stockland	14,521	45,977
Westfield Group	14,744	143,646
Westfield Retail Trust	17,745	52,019
Total Australia common stocks		445,991
Austria: 0.04%
CA Immobilien Anlagen AG*	625	6,244
Conwert Immobilien Invest SE	562	6,167
Total Austria common stocks		12,411
Belgium: 0.07%
Befimmo SCA Sicafi	125	7,147
Cofinimmo	122	13,595
Total Belgium common stocks		20,742
Canada: 1.01%
Allied Properties REIT	413	11,764
Artis REIT	730	11,759
Boardwalk REIT	308	17,731
Calloway REIT	718	19,747
Canadian Apartment Properties REIT	614	14,341
Canadian REIT	460	18,371
Chartwell Seniors Housing REIT	1,130	10,766
Cominar REIT	812	19,141
Crombie REIT	358	5,169
Dundee REIT	658	24,682
Extendicare REIT	470	3,361
First Capital Realty, Inc.	584	10,526
Granite Real Estate, Inc.*	200	6,826
H&R REIT	1,225	29,479
InnVest REIT	434	2,004
Killam Properties, Inc.	540	6,964
Morguard REIT	229	3,824
Northern Property REIT	234	7,569
Primaris REIT Trust	595	13,769
RioCan REIT	1,868	50,824
Transglobe Apartment REIT[1]	312	4,370
Total Canada common stocks		292,987

	Shares	Value
China: 1.50%
Agile Property Holdings Ltd.	10,000	$12,990
Champion REIT	9,000	3,736
Country Garden Holdings Co., Ltd.*	18,540	7,333
Hang Lung Properties Ltd.	14,000	47,657
Henderson Land Development Co., Ltd.	8,000	44,446
Hongkong Land Holdings Ltd.	11,000	63,154
Hysan Development Co., Ltd.	5,000	19,018
Kerry Properties Ltd.	4,500	19,282
Link REIT	13,500	55,194
New World China Land Ltd.	14,000	5,735
New World Development Co., Ltd.	30,000	35,418
Shimao Property Holdings Ltd.	10,500	16,260
Shui On Land Ltd.	16,500	6,740
Sino Land Co., Ltd.	18,000	27,323
Soho China Ltd.	16,000	12,253
Swire Properties Ltd.	1,200	3,614
Wharf Holdings Ltd.	10,000	55,596
Total China common stocks		435,749
Finland: 0.03%
Citycon OYJ	1,243	3,513
Sponda OYJ	999	3,744
Total Finland common stocks		7,257
France: 0.63%
Fonciere Des Regions	214	15,418
Gecina SA	126	11,274
ICADE	161	12,214
Klepierre	636	20,958
Mercialys SA	430	8,009
Societe Immobiliere de Location pour l'Industrie et le Commerce	40	3,808
Unibail-Rodamco SE	607	111,989
Total France common stocks		183,670
Germany: 0.21%
Alstria Office REIT-AG	712	7,530
Deutsche Euroshop AG	383	13,563
Deutsche Wohnen AG	1,041	17,543
GSW Immobilien AG	390	13,324
IVG Immobilien AG*	1,195	2,375
TAG Immobilien AG	758	7,123
Total Germany common stocks		61,458
Hong Kong: 0.49%
Sun Hung Kai Properties Ltd.	12,000	142,396
Israel: 0.03%
Azrieli Group	341	7,529

53

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks—(Continued)
Italy: 0.01%
Beni Stabili SpA	4,959	$2,149
Japan: 1.73%
Advance Residence Investment Corp.	3	5,828
Aeon Mall Co., Ltd.	700	14,889
Japan Prime Realty Investment Corp.	3	8,451
Japan Real Estate Investment Corp.	3	27,581
Japan Retail Fund Investment Corp.	13	20,613
Kenedix Realty Investment Corp.	3	9,708
Mitsubishi Estate Co., Ltd.	6,000	107,635
Mitsui Fudosan Co., Ltd.	5,000	96,994
Mori Trust Sogo REIT, Inc.	1	8,784
Nippon Accommodations Fund, Inc.	1	6,482
Nippon Building Fund, Inc.	4	38,732
Nomura Real Estate Holdings, Inc.	600	10,986
Nomura Real Estate Office Fund, Inc.	2	11,292
NTT Urban Development Corp.	9	7,272
Orix JREIT, Inc.	1	4,498
Premier Investment Corp.	2	7,037
Sumitomo Realty & Development Co., Ltd.	3,000	73,815
Tokyo Tatemono Co., Ltd.*	2,000	7,530
Tokyu Land Corp.	2,000	9,928
Tokyu REIT, Inc.	1	4,912
Top REIT, Inc.	1	5,599
United Urban Investment Corp.	12	12,946
Total Japan common stocks		501,512
Luxembourg: 0.01%
GAGFAH SA*	416	3,969
Netherlands: 0.21%
Corio NV	647	28,498
Eurocommercial Properties NV	319	11,055
Nieuwe Steen Investments NV	700	5,978
Vastned Retail NV	84	3,276
Wereldhave NV	165	10,586
Total Netherlands common stocks		59,393
New Zealand: 0.01%
Kiwi Income Property Trust	4,432	3,713
Norway: 0.01%
Norwegian Property ASA	2,619	3,598
Singapore: 0.83%
Ascendas REIT	12,000	20,488
CapitaCommercial Trust	12,000	12,065
CapitaLand Ltd.	19,000	41,016
CapitaMall Trust	16,000	24,237
CapitaMalls Asia Ltd.	11,000	13,718

	Shares	Value
CDL Hospitality Trusts	6,000	$9,281
City Developments Ltd.	5,000	44,684
Global Logistic Properties Ltd.*	15,000	24,989
Keppel Land Ltd.	5,000	12,851
Mapletree Industrial Trust	4,000	3,832
Mapletree Logistics Trust	6,000	4,657
Suntec REIT	13,000	13,902
UOL Group Ltd.	2,000	7,841
Wing Tai Holdings Ltd.	3,000	3,173
Yanlord Land Group Ltd.*	3,000	2,941
Total Singapore common stocks		239,675
Sweden: 0.19%
Castellum AB	1,224	14,830
Fabege AB	1,333	10,466
Fastighets AB Balder*	459	2,082
Hufvudstaden AB, Class A	1,167	12,524
Kungsleden AB	1,158	5,884
Wallenstam AB, Class B	699	6,804
Wihlborgs Fastigheter AB	277	3,730
Total Sweden common stocks		56,320
Switzerland: 0.27%
Allreal Holding AG*	60	8,747
Mobimo Holding AG*	48	11,087
PSP Swiss Property AG*	327	28,850
Swiss Prime Site AG*	361	30,131
Total Switzerland common stocks		78,815
United Kingdom: 0.97%
Big Yellow Group PLC	1,218	5,557
British Land Co., PLC	6,048	48,449
Capital & Counties Properties PLC	4,969	16,361
Capital Shopping Centres Group PLC	4,651	23,522
Derwent London PLC	687	19,961
F&C Commercial Property Trust Ltd.	3,921	6,400
Grainger PLC	3,926	5,601
Great Portland Estates PLC	2,338	14,471
Hammerson PLC	4,943	34,457
Hansteen Holdings PLC	3,213	3,625
Land Securities Group PLC	5,109	59,251
London & Stamford Property PLC	3,692	6,464
Segro PLC	5,048	17,208
Shaftesbury PLC	1,810	14,634
UK Commercial Property Trust Ltd.*	1,959	2,167
Unite Group PLC*	871	2,636
Total United Kingdom common stocks		280,764
United States: 9.78%
Acadia Realty Trust	387	8,971
Alexander's, Inc.	10	4,311
Alexandria Real Estate Equities, Inc.	439	31,924

54

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks—(Continued)
United States—(Continued)
American Assets Trust, Inc.	250	$6,063
American Campus Communities, Inc.	491	22,085
American Realty Capital Trust, Inc.	1,000	10,920
Apartment Investment & Management Co., Class A	874	23,624
Ashford Hospitality Trust, Inc.	760	6,407
Associated Estates Realty Corp.	438	6,548
AvalonBay Communities, Inc.	616	87,152
BioMed Realty Trust, Inc.	1,031	19,259
Boston Properties, Inc.	970	105,119
Brandywine Realty Trust	965	11,908
BRE Properties, Inc.	486	24,310
Brookfield Office Properties, Inc.	2,488	43,548
Camden Property Trust	519	35,121
Campus Crest Communities, Inc.	466	4,842
CapLease, Inc.	482	2,000
CBL & Associates Properties, Inc.	945	18,465
Cedar Realty Trust, Inc.	559	2,823
Chesapeake Lodging Trust	136	2,342
Colonial Properties Trust	637	14,103
CommonWealth REIT	651	12,447
Corporate Office Properties Trust	548	12,883
Cousins Properties, Inc.	501	3,883
CubeSmart	961	11,215
DCT Industrial Trust, Inc.	1,240	7,812
DDR Corp.	1,705	24,961
DiamondRock Hospitality Co.	1,087	11,087
Digital Realty Trust, Inc.	724	54,351
Douglas Emmett, Inc.	729	16,840
Duke Realty Corp.	1,722	25,210
DuPont Fabros Technology, Inc.	487	13,909
EastGroup Properties, Inc.	145	7,728
Education Realty Trust, Inc.	813	9,008
Entertainment Properties Trust	252	10,360
Equity Lifestyle Properties, Inc.	260	17,932
Equity One, Inc.	484	10,261
Equity Residential	1,966	122,600
Essex Property Trust, Inc.	217	33,401
Extra Space Storage, Inc.	636	19,462
Federal Realty Investment Trust	392	40,803
FelCor Lodging Trust, Inc.*	537	2,524
First Industrial Realty Trust, Inc.*	759	9,579
First Potomac Realty Trust	300	3,531
Forest City Enterprises, Inc., Class A*	1,031	15,053
Franklin Street Properties Corp.	676	7,152
General Growth Properties, Inc.	3,039	54,976
Getty Realty Corp.	355	6,798
Glimcher Realty Trust	1,201	12,274
Government Properties Income Trust	341	7,713
HCP, Inc.	2,756	121,677

	Shares	Value
Health Care REIT, Inc.	1,406	$81,970
Healthcare Realty Trust, Inc.	593	14,137
Hersha Hospitality Trust	1,166	6,156
Highwoods Properties, Inc.	502	16,892
Home Properties, Inc.	309	18,960
Hospitality Properties Trust	780	19,321
Host Hotels & Resorts, Inc.	4,616	73,025
Inland Real Estate Corp.	456	3,821
Investors Real Estate Trust	525	4,148
Kilroy Realty Corp.	453	21,930
Kimco Realty Corp.	2,508	47,727
LaSalle Hotel Properties	593	17,280
Lexington Realty Trust	941	7,970
Liberty Property Trust	739	27,225
LTC Properties, Inc.	198	7,183
Macerich Co.	846	49,956
Mack-Cali Realty Corp.	608	17,675
Medical Properties Trust, Inc.	958	9,216
Mid-America Apartment Communities, Inc.	277	18,902
National Health Investors, Inc.	144	7,332
National Retail Properties, Inc.	672	19,011
Omega Healthcare Investors, Inc.	732	16,470
Parkway Properties, Inc.	177	2,025
Pebblebrook Hotel Trust	428	9,977
Pennsylvania REIT	262	3,925
Piedmont Office Realty Trust, Inc., Class A	1,191	20,497
Post Properties, Inc.	367	17,965
Prologis, Inc.	2,977	98,926
PS Business Parks, Inc.	109	7,381
Public Storage	828	119,571
Ramco-Gershenson Properties Trust	165	2,074
Realty Income Corp.	833	34,794
Regency Centers Corp.	554	26,354
Retail Opportunity Investments Corp.	556	6,705
RLJ Lodging Trust	690	12,510
Rouse Properties, Inc.*	382	5,176
Sabra Health Care REIT, Inc.	234	4,004
Saul Centers, Inc.	64	2,744
Senior Housing Properties Trust	1,063	23,726
Simon Property Group, Inc.	1,964	305,716
SL Green Realty Corp.	565	45,336
Sovran Self Storage, Inc.	172	8,615
Strategic Hotels & Resorts, Inc.*	1,067	6,893
Sun Communities, Inc.	154	6,813
Sunstone Hotel Investors, Inc.*	993	10,913
Tanger Factory Outlet Centers	615	19,711
Taubman Centers, Inc.	370	28,549
UDR, Inc.	1,728	44,652
Universal Health Realty Income Trust	49	2,035
Ventas, Inc.	1,927	121,632

55

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2012

	Shares	Value
Common stocks—(Concluded)
United States—(Concluded)
Vornado Realty Trust	1,205	$101,196
Washington REIT	483	13,741
Weingarten Realty Investors	756	19,912
Total United States common stocks		2,839,650
Total common stocks (cost $5,671,512)		5,679,748
	Face amount
Bonds: 21.02%
Commercial mortgage-backed securities: 1.44%
United States: 1.44%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM, 5.983%, due 02/10/51[2]	$100,000	100,195
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM, 5.466%, due 06/12/47[2]	100,000	103,421
Series 2007-LD11, Class A4, 6.009%, due 06/15/49[2]	100,000	109,780
Morgan Stanley Re-REMIC Trust, Series 2009-GG10, Class A4B, 5.979%, due 08/12/45[2,3]	100,000	103,844
Total commercial mortgage-backed securities (cost $414,799)		417,240
Mortgage & agency debt securities: 5.35%
United States: 5.35%
Federal Home Loan Mortgage Corp. Gold Pools,[4] 3.000%, due 07/15/42	455,000	465,166
#G05132, 5.000%, due 12/01/38	55,545	59,709
Government National Mortgage Association, 3.000%, TBA	150,000	155,836
Series 2012-26, Class GI, IO, 3.500%, due 02/20/27	1,327,935	163,203
Series 2012-16, Class AI, IO, 3.500%, due 10/20/38	1,553,624	225,897
Government National Mortgage Association Pools, #G2 MA0022, 3.500%, due 04/20/42	452,975	484,820
Total mortgage & agency debt securities (cost $1,564,083)		1,554,631

	Face amount	Value
US government obligations: 14.23%
US Treasury Inflation Indexed Bonds (TIPS), 3.875%, due 04/15/29	$575,000	$1,300,332
US Treasury Inflation Indexed Notes (TIPS), 2.000%, due 01/15/16	1,075,000	1,378,796
2.625%, due 07/15/17	1,100,000	1,450,515
Total US government obligations (cost $4,135,363)		4,129,643
Total bonds (cost $6,114,245)		6,101,514
	Shares
Investment companies: 58.07%
HICL Infrastructure Co., Ltd.	257,000	477,392
iShares Emerging Markets Local Currency Bond Fund	27,500	1,372,277
iShares iBoxx $ High Yield Corporate Bond Fund	46,639	4,254,410
iShares iBoxx Investment Grade Corporate Bond Fund	70,055	8,242,671
iShares JPMorgan USD Emerging Markets Bond Fund	12,112	1,389,489
Vanguard High Dividend Yield ETF	23,270	1,120,451
Total investment companies (cost $16,703,778)		16,856,690
Short-term investment: 3.85%
Investment company: 3.85%
UBS Cash Management Prime Relationship Fund[5] (cost $1,116,620)	1,116,620	1,116,620
Total investments: 102.51% (cost $29,606,155)		29,754,572
Liabilities, in excess of cash and other assets: (2.51)%		(729,727)
Net assets: 100.00%		$29,024,845

56

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2012

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, was $29,674,000; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$293,764
Gross unrealized depreciation	(213,192)
Net unrealized appreciation of investments	$80,572

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 59. Portfolio footnotes begin on page 58.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized depreciation
JPMCB	EUR	236,600	USD	299,009	07/25/12	$(462)

Options written

Call options	Expiration date	Premiums received	Value
Dow Jones US Real Estate Total Return Index, 3,087 contracts, strike @ USD 774.58	August 2012	$9,560	$(9,560)

Written options activity for the period ended June 30, 2012 was as follows:

	Number of contracts	Premiums received
Options outstanding at April 25, 2012[a]	—	$—
Options written	3,087	9,560
Options terminated in closing purchase transactions	—	—
Options expired prior to exercise	—	—
Options outstanding at June 30, 2012	3,087	$9,560

a  Fund commenced operations on April 25, 2012.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2012 in valuing the Fund's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$3,133,838	$2,545,910	$—	$5,679,748
Commercial mortgage-backed securities	—	417,240	—	417,240
Mortgage & agency debt securities	—	1,328,734	225,897	1,554,631
US government obligations	—	4,129,643	—	4,129,643
Investment companies	16,379,298	477,392	—	16,856,690
Short-term investment	—	1,116,620	—	1,116,620
Forward foreign currency contracts, net	—	(462)	—	(462)
Options written, net	—	(9,560)	—	(9,560)
Total	$19,513,136	$10,005,517	$225,897	$29,744,550

57

UBS Multi-Asset Income Fund

Portfolio of investments

June 30, 2012

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund's investments that were valued using unobservable inputs for the period:

	Mortgage & agency debt securities	Total
Assets
Beginning balance	$—	$—
Purchases	240,349	240,349
Issuances	—	—
Sales	—	—
Settlements	—	—
Accrued discounts (premiums)	(8,448)	(8,448)
Total realized gain (loss)	—	—
Change in net unrealized appreciation/depreciation	(6,004)	(6,004)
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending balance	$225,897	$225,897

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2012 was $(10,311).

Portfolio footnotes

*  Non-income producing security.

1  Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At June 30, 2012, the value of this security amounted to $4,370 or 0.02% of net assets.

2  Variable or floating rate security—The interest rate shown is the current rate as of June 30, 2012 and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2012, the value of this security amounted to $103,844 or 0.36% of net assets.

4  On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

5  The table below details the Fund's investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 04/25/12[a]	Purchases during the period ended 06/30/12	Sales during the period ended 06/30/12	Value 06/30/12	Net income earned from affiliate for the period ended 06/30/12
UBS Cash Management Prime Relationship Fund	$—	$28,035,616	$26,918,996	$1,116,620	$817

a  Fund commenced operations on April 25, 2012.

See accompanying notes to financial statements.
58

The UBS Funds

Portfolio acronyms

ADR  American depositary receipt

CDO  Collateralized debt obligations

EAFE  Europe, Australasia, Far East

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

GDR  Global depositary receipt

GE  General Electric

GS  Goldman Sachs

IO  Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

NPV  No Par Value

Preference
shares  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  Real estate investment trust

Re-REMIC  Combined Real Estate Mortgage Investment Conduit

TBA  (To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

WIBOR  Warsaw Interbank Offer Rate

Counterparty abbreviations

BB  Barclays Bank PLC

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GSI  Goldman Sachs International

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

RBS  Royal Bank of Scotland PLC

Currency abbreviations

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

HUF  Hungarian Forint

JPY  Japanese Yen

KRW  Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PLN  Polish Zloty

SEK  Swedish Krona

TWD  Taiwan Dollar

USD  United States Dollar

See accompanying notes to financial statements.
59

The UBS Funds

June 30, 2012 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 to June 30, 2012.

Actual expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

This projection assumes that annualized expense ratios were in effect during the period January 1, 2012 to June 30, 2012.

60

The UBS Funds

June 30, 2012 (unaudited)

		Beginning account value January 1, 2012	Ending account value June 30, 2012	Expenses paid during period* 01/01/12 – 06/30/12	Expense ratio during period
UBS Dynamic Alpha Fund
Class A	Actual	$1,000.00	$1,053.00	$6.94	1.36%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.10	6.82	1.36
Class C	Actual	1,000.00	1,050.50	10.76	2.11
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.37	10.57	2.11
Class Y	Actual	1,000.00	1,055.30	5.67	1.11
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	5.57	1.11
UBS Global Allocation Fund
Class A	Actual	1,000.00	1,038.70	6.34	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.65	6.27	1.25
Class C	Actual	1,000.00	1,033.70	10.16	2.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.87	10.07	2.01
Class Y	Actual	1,000.00	1,039.10	4.87	0.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.09	4.82	0.96
UBS Global Frontier Fund
Class A	Actual	1,000.00	1,055.10	7.15	1.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.02	1.40
Class C	Actual	1,000.00	1,050.70	10.96	2.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.17	10.77	2.15
Class Y	Actual	1,000.00	1,056.60	5.88	1.15
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.14	5.77	1.15

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

61

The UBS Funds

June 30, 2012 (unaudited)

		Beginning account value January 1, 2012	Ending account value June 30, 2012	Expenses paid during period* 01/01/12 – 06/30/12	Expense ratio during period
UBS Multi-Asset Income Fund[1]
Class A	Actual	$1,000.00	$1,005.00	$1.74	0.95%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.14	4.77	0.95
Class C	Actual	1,000.00	1,004.20	3.12	1.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.41	8.52	1.70
Class Y	Actual	1,000.00	1,005.30	1.28	0.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.38	3.52	0.70

*  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

1  UBS Multi-Asset Income Fund commenced operations on April 25, 2012. Actual expense is equal to the Fund's annualized net expense ratios from the commencement of investment operations date, multiplied by the average account value over the period, multiplied by 67 divided by 366 (to reflect the actual days in the period). For comparability purposes, hypothetical expense assumes that the Fund was in operation for the entire six-month period ended June 30, 2012. Thus, the hypothetical expense is equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

62

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63

The UBS Funds

Financial statements

Statement of assets and liabilities
June 30, 2012

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$186,421,859	$469,889,039
Affiliated issuers	60,522,059	317,782,693
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	1,319,990	14,940,198
Foreign currency, at cost	7,102,016	4,316,425
	$255,365,924	$806,928,355
Investments, at value:
Unaffiliated issuers	$178,481,445	$478,105,887
Affiliated issuers	60,522,059	367,246,110
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	1,319,990	14,940,198
Foreign currency, at value	7,181,443	4,310,685
Receivables:
Investment securities sold	1,139,982	11,616,313
Interest	2,558,267	1,613,471
Fund shares sold	520,383	136,617
Foreign tax reclaims	164,490	319,442
Due from advisor	—	—
Dividends	—	584,910
Deferred offering cost	—	—
Due from broker	2,834,980	3,275,224
Cash collateral for futures contracts	8,770,102	7,720,941
Cash collateral for swap agreements	850,000	—
Outstanding swap agreements, at value[2]	8,245,626	—
Unrealized appreciation on forward foreign currency contracts	2,972,071	3,294,215
Other assets	29,979	57,610
Total assets	275,590,817	893,221,623
Liabilities:
Payables:
Cash collateral from securities loaned	1,319,990	14,940,198
Investment securities purchased	365,719	6,289,711
Investment advisory and administration fee	210,843	602,725
Fund shares redeemed	588,527	2,499,913
Custody and fund accounting fees	31,529	81,834
Distribution and service fees	74,241	299,680
Trustees' fees	9,176	21,903
Offering costs	—	—
Accrued expenses	147,807	273,348
Options written, at value[3]	—	—
Outstanding swap agreements, at value[2]	5,951,314	—
Unrealized depreciation on forward foreign currency contracts	5,155,934	2,613,037
Total liabilities	13,855,080	27,622,349
Net assets	$261,735,737	$865,599,274

1  The market value of securities loaned by UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund, as of June 30, 2012 was $1,280,259, $18,587,517 and $227,288, respectively.

2  Net upfront payments made by UBS Dynamic Alpha Fund were $2,341,929.

3  Premiums received by UBS Multi-Asset Income Fund were $9,560.

64

The UBS Funds

Financial statements

	UBS Global Frontier Fund	UBS Multi-Asset Income Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$15,360,820	$28,489,535
Affiliated issuers	24,505,771	1,116,620
Investments of cash collateral in affiliated issuers received from securities loaned, at cost[1]	148,247	—
Foreign currency, at cost	17,258	16,690
	$40,032,096	$29,622,845
Investments, at value:
Unaffiliated issuers	$15,083,488	$28,637,952
Affiliated issuers	26,247,282	1,116,620
Investments of cash collateral in affiliated issuers received from securities loaned, at value[1]	148,247	—
Foreign currency, at value	17,207	16,730
Receivables:
Investment securities sold	1,007,947	612,863
Interest	98,280	44,931
Fund shares sold	264	61,128
Foreign tax reclaims	—	933
Due from advisor	—	29,060
Dividends	7,196	18,262
Deferred offering cost	—	156,186
Due from broker	713,998	—
Cash collateral for futures contracts	895,322	—
Cash collateral for swap agreements	—	—
Outstanding swap agreements, at value[2]	—	—
Unrealized appreciation on forward foreign currency contracts	188,820	—
Other assets	29,621	835
Total assets	44,437,672	30,695,500
Liabilities:
Payables:
Cash collateral from securities loaned	148,247	—
Investment securities purchased	154,846	1,439,584
Investment advisory and administration fee	19,131	—
Fund shares redeemed	645,761	—
Custody and fund accounting fees	12,502	3,995
Distribution and service fees	14,701	1,091
Trustees' fees	4,613	2,821
Offering costs	—	158,557
Accrued expenses	55,332	54,585
Options written, at value[3]	—	9,560
Outstanding swap agreements, at value[2]	—	—
Unrealized depreciation on forward foreign currency contracts	165,314	462
Total liabilities	1,220,447	1,670,655
Net assets	$43,217,225	$29,024,845

See accompanying notes to financial statements.
65

The UBS Funds

Financial statements

Statement of assets and liabilities (continued)
June 30, 2012

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund
Net assets consist of:
Beneficial interest	$667,205,521	$1,904,262,813
Accumulated undistributed net investment income	2,630,181	13,415,996
Accumulated net realized loss	(399,509,397)	(1,113,163,164)
Net unrealized appreciation (depreciation)	(8,590,568)	61,083,629
Net assets	$261,735,737	$865,599,274
Class A:
Net assets	$160,772,980	$494,604,406
Shares outstanding	25,276,222	54,256,100
Net asset value and redemption proceeds per share	$6.36	$9.12
Offering price per share (NAV per share plus maximum sales charge)[1,2]	$6.73	$9.65
Class C:
Net assets	$49,155,482	$238,053,768
Shares outstanding	8,161,120	26,777,169
Net asset value and offering price per share	$6.02	$8.89
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1,2]	$5.96	$8.80
Class Y:
Net assets	$51,807,275	$132,941,100
Shares outstanding	7,990,017	14,293,437
Net asset value per share, offering price per share, and redemption proceeds per share[1,2]	$6.48	$9.30

1  For UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund Class A, the maximum sales charge is 5.50%. Classes C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. Class C maximum contingent deferred sales charge is 1.00%. Class Y has no contingent deferred sales charge.

2  For UBS Multi-Asset Income Fund Class A, the maximum sales charge is 4.50%. Classes C and Y have no front-end sales charges. For Class A, the maximum contingent deferred sales charge of 1.00% of the shares' offering price or the net asset value at the time of sales by the shareholder, whichever is less, is charged on sales of shares on original purchases of $1 million or more that were not subject to a front-end sales charge made within one year of the purchase date. Class C maximum contingent deferred sales charge is 0.75%. Class Y has no contingent deferred sales charge.

66

The UBS Funds

Financial statements

	UBS Global Frontier Fund	UBS Multi-Asset Income Fund
Net assets consist of:
Beneficial interest	$73,699,194	$28,926,062
Accumulated undistributed net investment income	358,649	56,267
Accumulated net realized loss	(32,944,855)	(105,601)
Net unrealized appreciation (depreciation)	2,104,237	148,117
Net assets	$43,217,225	$29,024,845
Class A:
Net assets	$31,337,185	$2,742,563
Shares outstanding	4,426,026	274,224
Net asset value and redemption proceeds per share	$7.08	$10.00
Offering price per share (NAV per share plus maximum sales charge)[1,2]	$7.49	$10.47
Class C:
Net assets	$9,931,012	$1,164,105
Shares outstanding	1,408,460	116,421
Net asset value and offering price per share	$7.05	$10.00
Redemption proceeds per share (NAV per share less maximum contingent deferred sales charge)[1,2]	$6.98	$9.93
Class Y:
Net assets	$1,949,028	$25,118,177
Shares outstanding	275,005	2,511,286
Net asset value per share, offering price per share, and redemption proceeds per share[1,2]	$7.09	$10.00

See accompanying notes to financial statements.
67

The UBS Funds

Financial statements

Statement of operations
For the year ended June 30, 2012

	UBS Dynamic Alpha Fund	UBS Global Allocation Fund
Investment income:
Dividends	$1,160,296	$8,797,593
Interest and other	7,172,200	3,890,577
Affiliated interest	58,514	91,680
Securities lending[1]	11,994	256,325
Foreign tax withheld	(42,010)	(558,603)
Total income	8,360,994	12,477,572
Expenses:
Advisory and administration	2,703,530	8,660,784
Distribution and service:
Class A	455,782	1,501,594
Class B	9,909	32,500
Class C	564,614	2,773,045
Transfer agency and related service fees:
Class A	144,789	365,222
Class B	2,258	5,811
Class C	52,275	237,182
Class Y	10,921	25,225
Custodian and fund accounting	144,003	363,786
Federal and state registration	49,870	55,364
Professional services	107,128	119,093
Shareholder reports	61,143	146,907
Trustees	36,696	92,944
Dividend expense and security loan fees for securities sold short	553,200	—
Amortization of offering costs	—	—
Other	45,888	136,869
Total expenses	4,942,006	14,516,326
Fee waivers and/or expense reimbursements by Advisor	(145,936)	(386)
Net expenses	4,796,070	14,515,940
Net investment income (loss)	3,564,924	(2,038,368)
Net realized gain (loss) on:
Investments in unaffiliated issuers	(3,437,408)	30,410,270
Investments in affiliated issuers	13,455,115	44,907,706
Futures contracts	15,736,592	(9,822,425)
Options written	3,168,009	726,580
Securities sold short	(19,549,114)	—
Swap agreements	(624,479)	—
Forward foreign currency contracts	9,405,019	3,633,789
Foreign currency transactions	(1,307,820)	(3,902,348)
Net realized gain (loss)	16,845,914	65,953,572
Change in net unrealized appreciation/depreciation on:
Investments	(47,187,733)	(159,937,999)
Futures contracts	9,263,823	3,872,045
Options written	(814)	—
Securities sold short	23,997,679	—
Swap agreements	11,044,653	—
Forward foreign currency contracts	(245,285)	983,733
Translation of other assets and liabilities denominated in foreign currency	111,511	(149,246)
Change in net unrealized appreciation/depreciation	(3,016,166)	(155,231,467)
Net realized and unrealized gain (loss)	13,829,748	(89,277,895)
Net increase (decrease) in net assets resulting from operations	$17,394,672	$(91,316,263)

1  Includes affiliated income from UBS Private Money Market Fund LLC of $425, $4,049 and $26, for UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund, respectively.

2  For the period April 25, 2012 (commencement of operations) to June 30, 2012.

68

The UBS Funds

Financial statements

	UBS Global Frontier Fund	UBS Multi-Asset Income Fund[2]
Investment income:
Dividends	$88,184	$161,985
Interest and other	221,605	34,259
Affiliated interest	4,124	817
Securities lending[1]	466	—
Foreign tax withheld	—	(3,123)
Total income	314,379	193,938
Expenses:
Advisory and administration	523,705	31,671
Distribution and service:
Class A	94,630	567
Class B	—	—
Class C	115,604	760
Transfer agency and related service fees:
Class A	16,632	136
Class B	—	—
Class C	7,380	136
Class Y	1,033	136
Custodian and fund accounting	50,346	3,995
Federal and state registration	37,781	—
Professional services	78,150	51,602
Shareholder reports	10,456	1,510
Trustees	18,589	2,821
Dividend expense and security loan fees for securities sold short	—	—
Amortization of offering costs	—	34,476
Other	16,139	3,431
Total expenses	970,445	131,241
Fee waivers and/or expense reimbursements by Advisor	(173,375)	(96,569)
Net expenses	797,070	34,672
Net investment income (loss)	(482,691)	159,266
Net realized gain (loss) on:
Investments in unaffiliated issuers	(500,294)	(100,951)
Investments in affiliated issuers	11,528,890	—
Futures contracts	(2,439,220)	—
Options written	44,840	—
Securities sold short	—	—
Swap agreements	—	—
Forward foreign currency contracts	(20,294)	(5,950)
Foreign currency transactions	(231,757)	5,657
Net realized gain (loss)	8,382,165	(101,244)
Change in net unrealized appreciation/depreciation on:
Investments	(14,762,072)	148,417
Futures contracts	(212,778)	—
Options written	—	—
Securities sold short	—	—
Swap agreements	—	—
Forward foreign currency contracts	1,892	(462)
Translation of other assets and liabilities denominated in foreign currency	(15,555)	162
Change in net unrealized appreciation/depreciation	(14,988,513)	148,117
Net realized and unrealized gain (loss)	(6,606,348)	46,873
Net increase (decrease) in net assets resulting from operations	$(7,089,039)	$206,139

See accompanying notes to financial statements.
69

The UBS Funds

Financial statements

Statement of changes in net assets

	UBS Dynamic Alpha Fund		UBS Global Allocation Fund
	Year ended June 30, 2012	Year ended June 30, 2011	Year ended June 30, 2012	Year ended June 30, 2011
Operations:
Net investment income (loss)	$3,564,924	$4,116,479	$(2,038,368)	$(1,864,654)
Net realized gain (loss)	16,845,914	(29,681,152)	65,953,572	171,053,827
Change in net unrealized appreciation/depreciation	(3,016,166)	47,078,632	(155,231,467)	133,154,325
Net increase (decrease) in net assets from operations	17,394,672	21,513,959	(91,316,263)	302,343,498
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	—	(7,507,567)	(27,265,006)	(35,643,712)
Class B:
Net investment income and net foreign currency gains	—	(74,697)	(70,597)	(271,858)
Class C:
Net investment income and net foreign currency gains	—	(1,529,009)	(9,883,866)	(13,451,079)
Class Y:
Net investment income and net foreign currency gains	—	(2,642,703)	(6,688,859)	(8,188,472)
Decrease in net assets from dividends and distributions	—	(11,753,976)	(43,908,328)	(57,555,121)
Beneficial interest transactions:
Proceeds from shares sold	14,769,796	38,956,835	26,320,813	77,483,013
Shares issued on reinvestment of dividends and distributions	—	11,063,907	39,684,318	53,431,280
Cost of shares redeemed	(142,826,051)	(213,836,745)	(355,028,860)	(467,500,598)
Redemption fees	5,300	13,204	17,605	25,304
Net increase (decrease) in net assets resulting from beneficial interest transactions	(128,050,955)	(163,802,799)	(289,006,124)	(336,561,001)
Increase (decrease) in net assets	(110,656,283)	(154,042,816)	(424,230,715)	(91,772,624)
Net assets, beginning of period	372,392,020	526,434,836	1,289,829,989	1,381,602,613
Net assets, end of period	$261,735,737	$372,392,020	$865,599,274	$1,289,829,989
Net assets include accumulated undistributed net investment income	$2,630,181	$2,169,453	$13,415,996	$42,084,904

1  For the period April 25, 2012 (commencement of operations) to June 30, 2012.

70

The UBS Funds

Financial statements

	UBS Global Frontier Fund		UBS Multi-Asset Income Fund[1]
	Year ended June 30, 2012	Year ended June 30, 2011	Period ended June 30, 2012
Operations:
Net investment income (loss)	$(482,691)	$(905,608)	$159,266
Net realized gain (loss)	8,382,165	12,934,617	(101,244)
Change in net unrealized appreciation/depreciation	(14,988,513)	9,195,277	148,117
Net increase (decrease) in net assets from operations	(7,089,039)	21,224,286	206,139
Dividends and distributions to shareholders by class:
Class A:
Net investment income and net foreign currency gains	(1,967,450)	(1,678,450)	(7,385)
Class B:
Net investment income and net foreign currency gains	—	—	—
Class C:
Net investment income and net foreign currency gains	(551,404)	(361,050)	(2,568)
Class Y:
Net investment income and net foreign currency gains	(103,964)	(28,269)	(130,147)
Decrease in net assets from dividends and distributions	(2,622,818)	(2,067,769)	(140,100)
Beneficial interest transactions:
Proceeds from shares sold	3,118,648	11,145,739	28,870,871
Shares issued on reinvestment of dividends and distributions	2,479,555	1,915,760	119,359
Cost of shares redeemed	(19,222,161)	(28,131,068)	(31,431)
Redemption fees	2,508	7,126	7
Net increase (decrease) in net assets resulting from beneficial interest transactions	(13,621,450)	(15,062,443)	28,958,806
Increase (decrease) in net assets	(23,333,307)	4,094,074	29,024,845
Net assets, beginning of period	66,550,532	62,456,458	—
Net assets, end of period	$43,217,225	$66,550,532	$29,024,845
Net assets include accumulated undistributed net investment income	$358,649	$2,424,736	$56,267

See accompanying notes to financial statements.
71

UBS Dynamic Alpha Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$5.98	$5.92	$5.45	$9.89	$11.42
Income (loss) from investment operations:
Net investment income (loss)[1]	0.08	0.06	0.02	0.14	0.04
Net realized and unrealized gain (loss)	0.30	0.16	0.75	(1.84)	(0.56)
Net increase from payment by Advisor	—	—	—	0.00[3]	—
Total income (loss) from investment operations	0.38	0.22	0.77	(1.70)	(0.52)
Less dividends/distributions:
From net investment income	—	(0.16)	(0.30)	—	(0.01)
From net realized gains	—	—	—	(2.74)	(1.00)
Total dividends/distributions	—	(0.16)	(0.30)	(2.74)	(1.01)
Net asset value, end of year	$6.36	$5.98	$5.92	$5.45	$9.89
Total investment return[2]	6.18%	3.58%	14.19%	(14.31)%[4]	(4.95)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.60%	1.79%	1.74%	1.54%	1.20%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.54%	1.76%	1.72%	1.54%	1.20%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.35%	1.35%	1.35%	1.30%	1.20%
Net investment income (loss)	1.33%	0.95%	0.31%	1.99%	0.35%
Supplemental data:
Net assets, end of year (000's)	$160,773	$216,297	$334,131	$398,321	$1,178,342
Portfolio turnover rate	164%	65%	58%	139%	39%

	Class Y
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$6.09	$6.03	$5.54	$9.96	$11.48
Income (loss) from investment operations:
Net investment income[1]	0.10	0.08	0.03	0.17	0.08
Net realized and unrealized gain (loss)	0.29	0.16	0.78	(1.85)	(0.56)
Net increase from payment by Advisor	—	—	—	0.00[3]	—
Total income (loss) from investment operations	0.39	0.24	0.81	(1.68)	(0.48)
Less dividends/distributions:
From net investment income	—	(0.18)	(0.32)	—	(0.04)
From net realized gains	—	—	—	(2.74)	(1.00)
Total dividends/distributions	—	(0.18)	(0.32)	(2.74)	(1.04)
Net asset value, end of year	$6.48	$6.09	$6.03	$5.54	$9.96
Total investment return[2]	6.57%	3.89%	14.49%	(13.99)%[4]	(4.64)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.28%	1.49%	1.42%	1.22%	0.91%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	1.28%	1.49%	1.42%	1.22%	0.91%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	1.10%	1.07%	1.04%	1.00%	0.91%
Net investment income	1.56%	1.25%	0.56%	2.23%	0.69%
Supplemental data:
Net assets, end of year (000's)	$51,807	$87,743	$83,561	$77,254	$320,839
Portfolio turnover rate	164%	65%	58%	139%	39%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

4  During the fiscal year ended June 30, 2009, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts related to a trading error that had an impact on total return of less than 0.005%.

72

UBS Dynamic Alpha Fund

Financial highlights

	Class C
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$5.71	$5.65	$5.21	$9.68	$11.26
Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	0.01	(0.03)	0.08	(0.04)
Net realized and unrealized gain (loss)	0.28	0.15	0.72	(1.81)	(0.54)
Net increase from payment by Advisor	—	—	—	0.00[3]	—
Total income (loss) from investment operations	0.31	0.16	0.69	(1.73)	(0.58)
Less dividends/distributions:
From net investment income	—	(0.10)	(0.25)	—	—
From net realized gains	—	—	—	(2.74)	(1.00)
Total dividends/distributions	—	(0.10)	(0.25)	(2.74)	(1.00)
Net asset value, end of year	$6.02	$5.71	$5.65	$5.21	$9.68
Total investment return[2]	5.60%	2.82%	13.15%	(14.98)%[4]	(5.62)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.36%	2.55%	2.50%	2.32%	1.97%
Expenses after fee waivers and/or expense reimbursement and after dividend expense and security loan fees for securities sold short	2.29%	2.51%	2.47%	2.32%	1.97%
Expenses after fee waivers and/or expense reimbursement and before dividend expense and security loan fees for securities sold short	2.10%	2.10%	2.10%	2.07%	1.97%
Net investment income (loss)	0.58%	0.20%	(0.44)%	1.24%	(0.41)%
Supplemental data:
Net assets, end of year (000's)	$49,155	$66,349	$104,146	$131,745	$317,450
Portfolio turnover rate	164%	65%	58%	139%	39%

See accompanying notes to financial statements.
73

UBS Global Allocation Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.27	$8.66	$8.18	$12.59	$14.81
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.00)[3]	0.00[3]	0.00[3]	0.08	0.17
Net realized and unrealized gain (loss)	(0.72)	2.05	1.11	(3.08)	(1.34)
Total income (loss) from investment operations	(0.72)	2.05	1.11	(3.00)	(1.17)
Less dividends/distributions:
From net investment income	(0.43)	(0.44)	(0.63)	(0.46)	(0.23)
From net realized gains	—	—	—	(0.95)	(0.82)
Total dividends/distributions	(0.43)	(0.44)	(0.63)	(1.41)	(1.05)
Net asset value, end of year	$9.12	$10.27	$8.66	$8.18	$12.59
Total investment return[2]	(6.83)%	23.87%	13.11%	(22.36)%	(8.43)%
Ratios to average net assets:
Expenses	1.25%	1.21%	1.21%	1.19%	1.09%
Net investment income (loss)	(0.03)%	0.05%	0.01%	0.84%	1.19%
Supplemental data:
Net assets, end of year (000's)	$494,604	$753,750	$814,760	$996,059	$2,396,937
Portfolio turnover rate	93%	68%	90%	122%	83%

	Class Y
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.48	$8.84	$8.34	$12.80	$15.04
Income (loss) from investment operations:
Net investment income[1]	0.03	0.04	0.03	0.10	0.21
Net realized and unrealized gain (loss)	(0.75)	2.07	1.14	(3.13)	(1.37)
Total income (loss) from investment operations	(0.72)	2.11	1.17	(3.03)	(1.16)
Less dividends/distributions:
From net investment income	(0.46)	(0.47)	(0.67)	(0.48)	(0.26)
From net realized gains	—	—	—	(0.95)	(0.82)
Total dividends/distributions	(0.46)	(0.47)	(0.67)	(1.43)	(1.08)
Net asset value, end of year	$9.30	$10.48	$8.84	$8.34	$12.80
Total investment return[2]	(6.59)%	24.15%	13.54%	(22.12)%	(8.20)%
Ratios to average net assets:
Expenses	0.95%	0.92%	0.93%	0.90%	0.82%
Net investment income	0.27%	0.35%	0.29%	1.14%	1.46%
Supplemental data:
Net assets, end of year (000's)	$132,941	$179,875	$170,517	$224,281	$477,603
Portfolio turnover rate	93%	68%	90%	122%	83%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  Amount represents less than $0.005 per share.

74

UBS Global Allocation Fund

Financial highlights

	Class C
	Year ended June 30,
	2012	2011	2010	2009	2008
Net asset value, beginning of year	$10.00	$8.42	$7.96	$12.29	$14.48
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.07)	(0.07)	(0.07)	0.00[3]	0.05
Net realized and unrealized gain (loss)	(0.71)	1.99	1.07	(2.99)	(1.30)
Total income (loss) from investment operations	(0.78)	1.92	1.00	(2.99)	(1.25)
Less dividends/distributions:
From net investment income	(0.33)	(0.34)	(0.54)	(0.39)	(0.12)
From net realized gains	—	—	—	(0.95)	(0.82)
Total dividends/distributions	(0.33)	(0.34)	(0.54)	(1.34)	(0.94)
Net asset value, end of year	$8.89	$10.00	$8.42	$7.96	$12.29
Total investment return[2]	(7.66)%	22.90%	12.29%	(22.93)%	(9.15)%
Ratios to average net assets:
Expenses	2.02%	1.99%	2.00%	1.97%	1.89%
Net investment income (loss)	(0.80)%	(0.73)%	(0.78)%	0.06%	0.40%
Supplemental data:
Net assets, end of year (000's)	$238,054	$348,721	$381,137	$456,577	$985,156
Portfolio turnover rate	93%	68%	90%	122%	83%

See accompanying notes to financial statements.
75

UBS Global Frontier Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,				For the period ended
	2012	2011	2010	2009	June 30, 2008[3]
Net asset value, beginning of period	$8.36	$6.32	$5.59	$8.75	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.09)	(0.07)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	(0.84)	2.38	1.12	(2.98)	(1.10)
Total income (loss) from investment operations	(0.90)	2.29	1.05	(3.04)	(1.15)
Less dividends/distributions:
From net investment income	(0.38)	(0.25)	(0.32)	(0.12)	(0.03)
From net realized gains	—	—	—	—	(0.07)
Total dividends/distributions	(0.38)	(0.25)	(0.32)	(0.12)	(0.10)
Net asset value, end of period	$7.08	$8.36	$6.32	$5.59	$8.75
Total investment return[2]	(10.38)%	36.53%	18.30%	(34.51)%	(11.60)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.73%	1.64%	1.62%	1.66%	1.59%[5]
Expenses after fee waivers and/or expense reimbursement	1.40%	1.40%	1.40%	1.40%	1.40%[5]
Net investment loss	(0.78)%	(1.14)%	(1.01)%	(1.01)%	(0.52)%[5]
Supplemental data:
Net assets, end of period (000's)	$31,337	$50,167	$48,479	$48,395	$79,572
Portfolio turnover rate	109%	33%	54%	148%	84%

	Class Y
	Year ended June 30,				For the period ended
	2012	2011	2010	2009	June 30, 2008[3]
Net asset value, beginning of period	$8.36	$6.32	$5.60	$8.77	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.07)	(0.05)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	(0.83)	2.38	1.11	(2.99)	(1.10)
Total income (loss) from investment operations	(0.87)	2.31	1.06	(3.03)	(1.12)
Less dividends/distributions:
From net investment income	(0.40)	(0.27)	(0.34)	(0.14)	(0.04)
From net realized gains	—	—	—	—	(0.07)
Total dividends/distributions	(0.40)	(0.27)	(0.34)	(0.14)	(0.11)
Net asset value, end of period	$7.09	$8.36	$6.32	$5.60	$8.77
Total investment return[2]	(10.07)%	36.66%	18.54%	(34.30)%	(11.33)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	1.51%	1.43%	1.35%	1.35%	1.31%[5]
Expenses after fee waivers and/or expense reimbursement	1.15%	1.15%	1.15%	1.15%	1.15%[5]
Net investment loss	(0.54)%	(0.87)%	(0.72)%	(0.73)%	(0.26)%[5]
Supplemental data:
Net assets, end of period (000's)	$1,949	$1,395	$185	$1,699	$7,395
Portfolio turnover rate	109%	33%	54%	148%	84%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  For the period July 26, 2007 (commencement of operations) through June 30, 2008.

4  Amount represents less than $0.005 per share.

5  Annualized.

76

UBS Global Frontier Fund

Financial highlights

	Class C
	Year ended June 30,				For the period ended
	2012	2011	2010	2009	June 30, 2008[3]
Net asset value, beginning of period	$8.34	$6.31	$5.58	$8.71	$10.00
Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.15)	(0.12)	(0.10)	(0.12)
Net realized and unrealized gain (loss)	(0.83)	2.37	1.12	(2.96)	(1.10)
Total income (loss) from investment operations	(0.94)	2.22	1.00	(3.06)	(1.22)
Less dividends/distributions:
From net investment income	(0.35)	(0.19)	(0.27)	(0.07)	(0.00)[4]
From net realized gains	—	—	—	—	(0.07)
Total dividends/distributions	(0.35)	(0.19)	(0.27)	(0.07)	(0.07)
Net asset value, end of period	$7.05	$8.34	$6.31	$5.58	$8.71
Total investment return[2]	(11.00)%	35.39%	17.50%	(35.03)%	(12.22)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.51%	2.41%	2.41%	2.48%	2.40%[5]
Expenses after fee waivers and/or expense reimbursement	2.15%	2.15%	2.15%	2.15%	2.15%[5]
Net investment loss	(1.53)%	(1.89)%	(1.76)%	(1.76)%	(1.27)%[5]
Supplemental data:
Net assets, end of period (000's)	$9,931	$14,989	$13,792	$14,559	$22,882
Portfolio turnover rate	109%	33%	54%	148%	84%

See accompanying notes to financial statements.
77

UBS Multi-Asset Income Fund

Financial highlights

The table below sets forth data for one share of beneficial interest outstanding throughout each period presented.

	Class A	Class C	Class Y
	For the period ended June 30, 2012[3]	For the period ended June 30, 2012[3]	For the period ended June 30, 2012[3]
Net asset value, beginning of period	$10.00	$10.00	$10.00
Income (loss) from investment operations:
Net investment income[1]	0.04	0.03	0.06
Net realized and unrealized gain (loss)	0.01	0.01	(0.01)
Total income from investment operations	0.05	0.04	0.05
Less dividends/distributions:
From net investment income	(0.05)	(0.04)	(0.05)
Net asset value, end of period	$10.00	$10.00	$10.00
Total investment return[2]	0.50%	0.42%	0.53%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursement	2.97%[4]	3.81%[4]	2.73%[4]
Expenses after fee waivers and/or expense reimbursement	0.95%[4]	1.70%[4]	0.70%[4]
Net investment income	2.32%[4]	1.82%[4]	3.42%[4]
Supplemental data:
Net assets, end of period (000's)	$2,743	$1,164	$25,118
Portfolio turnover rate	17%	17%	17%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on dividends/distributions or the redemption of Fund shares.

3  For the period April 25, 2012 (commencement of operations) through June 30, 2012.

4  Annualized.

See accompanying notes to financial statements.
78

The UBS Funds

Notes to financial statements

1. Organization and significant accounting policies

The UBS Funds (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is a Delaware statutory trust organized on August 13, 1993. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has 15 Funds available for investment, each having its own investment objectives and policies. The following four funds are covered in this report: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, and UBS Multi-Asset Income Fund (each a "Fund", and collectively, the "Funds").

Each of the Funds is classified as a "diversified" investment company with the exception of UBS Dynamic Alpha Fund which is classified as "non-diversified" for purposes of the 1940 Act. The Funds currently offer Class A, C and Class Y shares. For each Fund except UBS Global Frontier Fund and UBS Multi-Asset Income fund, Class B shares had been offered only to existing Class B shareholders with respect to the reinvestment of dividends and distributions and exchanges of Class B shares of the Funds for Class B shares of other series of the UBS Family of Funds. "UBS Family of Funds" include other UBS Funds, PACE Select Advisors Trust and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter. UBS Global Frontier Fund and UBS Multi-Asset Income Fund have never offered Class B shares. Effective on March 1, 2012, all outstanding Class B shares converted to Class A shares of the same Fund. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing distribution and service charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its distribution and/or service plan, if any. Class Y shares have no distribution or service plan.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities

79

The UBS Funds

Notes to financial statements

or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM" or the "Advisor"), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange ("NYSE").

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund's securities or instruments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these securities or instruments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at "fair value," that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board (or a committee designated by it) determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds' use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement

80

The UBS Funds

Notes to financial statements

of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Board has delegated to the UBS Global Asset Management Global Valuation Committee ("GVC") the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The GVC is comprised of representatives of management, including members of the investment team.

The GVC provides reports to the Board at each quarterly meeting regarding any securities or instruments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews, periodic internal audit reviews and annual review of securities valuations by the Funds' independent auditors.

The types of securities or instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below, securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value a Fund's portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of a security's or instrument's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund's Portfolio of investments.

In April 2011, FASB issued Accounting Standards Update No. 2011-03 "Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03") which relates to the accounting for repurchase agreements and similar agreements, including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be

81

The UBS Funds

Notes to financial statements

accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011 and there is no change in accounting for the Funds. While the new disclosures are effective for annual and interim periods beginning after December 15, 2011, management has determined that the Funds have not entered into transactions that can be deemed "secured borrowings" as defined by ASU 2011-03.

In May 2011, FASB issued Accounting Standards Update No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and International Financial Reporting Standards ("IFRS")" ("ASU 2011-04"). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between US GAAP and IFRS. ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011. At June 30, 2012, there were no transfers between Level 1 and Level 2 for the Funds.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company's financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Funds' financial statement disclosures.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2012 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2012, the Fund would be required to post additional collateral or may be required to

82

The UBS Funds

Notes to financial statements

terminate the contracts and settle any amounts outstanding. The volume of derivatives as disclosed in each Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the year ended June 30, 2012, except for forward foreign currency contracts for UBS Global Allocation Fund and UBS Global Frontier Fund, for which the average volume during the year was greater than at year end. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Disclosure of derivatives by underlying risk for each Fund as of and for the period ended June 30, 2012 is as follows:

Asset derivatives

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward contracts[1]	$—	$—	$—	$2,972,071	$2,972,071
Futures contracts[2]	155,928	2,963,442	—	—	3,119,370
Options purchased[1]	—	1,745,740	—	—	1,745,740
Swap agreements[1]	5,256,935	—	2,988,691	—	8,245,626
Total value	$5,412,863	$4,709,182	$2,988,691	$2,972,071	$16,082,807

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts, options purchased are shown within investments in securities of unaffiliated issuers, at value and outstanding swap agreements, at value.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Forward contracts[1]	$—	$—	$—	$(5,155,934)	$(5,155,934)
Futures contracts[2]	(174,566)	(1,719,543)	—	—	(1,894,109)
Swap agreements[1]	(3,756,929)	—	(2,194,385)	—	(5,951,314)
Total value	$(3,931,495)	$(1,719,543)	$(2,194,385)	$(5,155,934)	$(13,001,357)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts and outstanding swap agreements, at value.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

83

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the year ended June 30, 2012, were as follows:

	Interest rate risk	Equity risk	Credit risk	Foreign exchange risk	Total
UBS Dynamic Alpha Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$—	$9,405,019	$9,405,019
Futures contracts	6,266,430	9,470,162	—	—	15,736,592
Options purchased[3]	(1,480,453)	(12,650,863)	—	(68,216)	(14,199,532)
Options written	266,853	2,534,740	298,200	68,216	3,168,009
Swap agreements	3,021,293	—	(3,703,196)	57,424	(624,479)
Total net realized gain (loss)	$8,074,123	$(645,961)	$(3,404,996)	$9,462,443	$13,485,609
Change in net unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$—	$(245,285)	$(245,285)
Futures contracts	1,408,525	7,855,298	—	—	9,263,823
Options purchased[3]	1,411,098	(5,465,631)	—	68,215	(3,986,318)
Options written	(447,020)	573,584	(84,415)	(42,963)	(814)
Swap agreements	7,787,934	—	3,294,673	(37,954)	11,044,653
Total change in net unrealized appreciation/depreciation	$10,160,537	$2,963,251	$3,210,258	$(257,987)	$16,076,059

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

3  Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and change in net unrealized appreciation/depreciation on investments.

Asset derivatives

	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward contracts[1]	$—	$3,294,215	$3,294,215
Futures contracts[2]	4,323,241	—	4,323,241
Total value	$4,323,241	$3,294,215	$7,617,456

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Forward contracts[1]	$—	$(2,613,037)	$(2,613,037)
Futures contracts[2]	(1,553,531)	—	(1,553,531)
Total value	$(1,553,531)	$(2,613,037)	$(4,166,568)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

84

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the year ended June 30, 2012, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Allocation Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$3,633,789	$3,633,789
Futures contracts	8,004,800	(17,827,225)	—	(9,822,425)
Options written	—	726,580	—	726,580
Total net realized gain (loss)	$8,004,800	$(17,100,645)	$3,633,789	$(5,462,056)
Change in net unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$983,733	$983,733
Futures contracts	122,936	3,749,109	—	3,872,045
Total change in net unrealized appreciation/depreciation	$122,936	$3,749,109	$983,733	$4,855,778

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.

Asset derivatives

	Equity risk	Foreign exchange risk	Total
UBS Global Frontier Fund
Forward contracts[1]	$—	$188,820	$188,820
Futures contracts[2]	640,395	—	640,395
Total value	$640,395	$188,820	$829,215

1  Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

2  Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

	Equity risk	Foreign exchange risk	Total
UBS Global Frontier Fund
Forward contracts[1]	$—	$(165,314)	$(165,314)
Futures contracts[2]	(18,811)	—	(18,811)
Total value	$(18,811)	$(165,314)	$(184,125)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

2  Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

85

The UBS Funds

Notes to financial statements

Activities in derivative instruments during the year ended June 30, 2012, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Frontier Fund
Net realized gain (loss)[1]
Forward contracts	$—	$—	$(20,294)	$(20,294)
Futures contracts	227,696	(2,666,916)	—	(2,439,220)
Options purchased[3]	—	(315,191)	—	(315,191)
Options written	—	44,840	—	44,840
Total net realized gain (loss)	$227,696	$(2,937,267)	$(20,294)	$(2,729,865)
Change in net unrealized appreciation/depreciation[2]
Forward contracts	$—	$—	$1,892	$1,892
Futures contracts	—	(212,778)	—	(212,778)
Total change in net unrealized appreciation/depreciation	$—	$(212,778)	$1,892	$(210,886)

1  Statement of operations location: Net realized gain (loss) on futures contracts, options written, and forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, and forward foreign currency contracts.

3  Realized gain (loss) is included in net realized gain (loss) on investments in unaffiliated issuers.

Liability derivatives

	Equity risk	Foreign exchange risk	Total
UBS Multi-Asset Income Fund
Forward contracts[1]	$—	$(462)	$(462)
Options written[1]	(9,560)	—	(9,560)
Total value	$(9,560)	$(462)	$(10,022)

1  Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts and options written, at value.

Activities in derivative instruments during the period April 25 (commencement of operation) to June 30, 2012, were as follows:

	Foreign exchange risk	Total
UBS Multi-Asset Income Fund
Net realized loss[1]
Forward contracts	$(5,950)	$(5,950)
Total net realized loss	$(5,950)	$(5,950)
Change in net unrealized appreciation/depreciation[2]
Forward contracts	$(462)	$(462)
Total change in net unrealized appreciation/depreciation	$(462)	$(462)

1  Statement of operations location: Net realized gain (loss) on forward foreign currency contracts.

2  Statement of operations location: Change in net unrealized appreciation/depreciation on forward foreign currency contracts.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expenses, and

86

The UBS Funds

Notes to financial statements

prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund's Portfolio footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in the case of certain dividends for foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of each Fund's fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of each Fund's portfolio are presented at the foreign exchange rates at the end of each Fund's fiscal period, the Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract's full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund's custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by a Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

87

The UBS Funds

Notes to financial statements

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by each Fund on contracts which have been sold or matured.

F. Futures contracts: Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance performance. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds' records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Certain Funds may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount.

88

The UBS Funds

Notes to financial statements

Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and a Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and a Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party's right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2012 for which a Fund is the seller of protection are disclosed under the section "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate and sovereign issues—sell protection" in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations

89

The UBS Funds

Notes to financial statements

in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Short sales: UBS Dynamic Alpha Fund may enter into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If the Fund shorts a security while holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. The Fund will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). The Fund is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. The Fund segregates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee in connection with short sale transactions.

L. Dividends and distributions: It is the Funds' (except UBS Multi-Asset Income Fund) policy to distribute their respective net investment income and net capital gains, if any, annually. Income dividends are normally declared and paid by UBS Multi-Asset Income Fund monthly and net realized capital gains, if any, are declared and

90

The UBS Funds

Notes to financial statements

distributed at least semi-annually, usually in September and December. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

M. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Funds invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

N. Commission recapture program: The Funds participate in a brokerage commission recapture program. The Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund's investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended June 30, 2012, UBS Global Allocation Fund recorded $34,274 recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers.

O. Redemption fees: Each class of each series of The UBS Funds will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exceptions. This amount is paid to the applicable Fund, not the Advisor or UBS Global AM (US). The redemption fees retained by the Funds are disclosed in the Statement of changes in net assets.

2. Investment advisory fees and other transactions with affiliates

The Advisor, a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

Fund	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $3.0 billion	$3.0 billion to $6.0 billion	$6.0 billion and over
UBS Global Allocation Fund	0.800%	0.750%	0.700%	0.675%	0.650%	0.630%	0.610%
UBS Global Frontier Fund	0.950	0.950	0.950	0.950	0.950	0.950	0.950

	$0 to $500 mm	$500 mm to $1.0 billion	$1.0 billion to $1.5 billion	$1.5 billion to $2.0 billion	$2.0 billion to $4.0 billion	$4.0 billion and over
UBS Dynamic Alpha Fund	0.850%	0.800%	0.750%	0.725%	0.700%	0.680%
UBS Multi-Asset Income Fund	0.590	0.590	0.590	0.590	0.590	0.590

For UBS Global Allocation Fund, the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred

91

The UBS Funds

Notes to financial statements

through investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed the expense limit of each class of shares as indicated in the following table. For UBS Dynamic Alpha Fund, UBS Global Frontier Fund, and UBS Multi-Asset Income Fund the Advisor has agreed to waive its fees and/or reimburse expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and securities loan fees for securities sold short) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies, interest, taxes, brokerage commissions, extraordinary expenses and dividend expense and securities loan fees for securities sold short) do not exceed the expense limit of each class of shares as indicated in the following table. Investment advisory fees, including the dollar amount waived or reimbursed for the year ended June 30, 2012, were as follows:

Fund	Class A expense cap	Class B expense cap*	Class C expense cap	Class Y expense cap	Amount due to or (owed by) Advisor	Advisory fees incurred	Fees waived/ expenses reimbursed
UBS Dynamic Alpha Fund	1.35%	2.10%	2.10%	1.10%	$194,861	$2,484,309	$145,936
UBS Global Allocation Fund	1.35	2.10	2.10	1.10	549,677	7,893,954	386
UBS Global Frontier Fund	1.40	N/A	2.15	1.15	16,476	485,391	173,375
UBS Multi-Asset Income Fund[1]	0.95	N/A	1.70	0.70	(30,763)	28,099	96,569

*  Effective March 1, 2012, Class B shares converted to Class A shares of the same Fund. UBS Global Frontier Fund and UBS Multi-Asset Income Fund never offered Class B shares.

1  UBS Multi-Asset Income Fund commenced operations on April 25, 2012.

Each Fund will reimburse the Advisor for expenses it reimburses for a period of three years following such expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for the Fund. The expenses waived for the year ended June 30, 2012 are subject to repayment through June 30, 2015. At June 30, 2012, the following Funds had remaining fee waivers and expense reimbursements subject to repayment to the Advisor and respective dates of expiration as follows:

Fund	Fee waivers/ expense reimbursements subject to repayment	Expires June 30, 2013	Expires June 30, 2014	Expires June 30, 2015
UBS Dynamic Alpha Fund—Class A	$231,236	$51,127	$76,312	$103,797
UBS Dynamic Alpha Fund—Class C	113,993	35,483	38,363	40,147
UBS Global Frontier Fund—Class A	371,202	118,867	126,291	126,044
UBS Global Frontier Fund—Class C	122,817	41,974	39,777	41,066
UBS Global Frontier Fund—Class Y	10,125	1,545	2,315	6,265
UBS Multi-Asset Income Fund—Class A1	4,583	—	—	4,583
UBS Multi-Asset Income Fund—Class C1	1,602	—	—	1,602
UBS Multi-Asset Income Fund—Class Y1	90,384	—	—	90,384

1  UBS Multi-Asset Income Fund commenced operations on April 25, 2012.

92

The UBS Funds

Notes to financial statements

Each Fund pays UBS Global AM a monthly administration fee that is accrued daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the year ended June 30, 2012, the Funds owed and incurred administrative fees as follows:

Fund	Administrative fees owed	Administrative fees incurred
UBS Dynamic Alpha Fund	$15,982	$219,221
UBS Global Allocation Fund	53,048	766,830
UBS Global Frontier Fund	2,655	38,314
UBS Multi-Asset Income Fund[1]	1,703	3,572

1  UBS Multi-Asset Income Fund commenced operations on April 25, 2012.

The Funds may invest in certain affiliated investment companies also advised or managed by the Advisor. Investments in affiliated investment companies for the year ended June 30, 2012 have been included near the end of each Fund's Portfolio of investments.

The Funds may invest in UBS Cash Management Prime Relationship Fund ("Cash Prime"). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC ("Private Money Market"), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. The Advisor may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are included in securities lending income in the Statement of operations.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended June 30, 2012, were as follows:

Fund	UBS AG
UBS Dynamic Alpha Fund	$30,755
UBS Global Allocation Fund	305
UBS Global Frontier Fund	15
UBS Multi-Asset Income Fund	11

3. Distribution and service plans

UBS Global AM (US) is the principal underwriter of each Fund's shares. The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C. The Plans govern payments made for the expenses incurred in the distribution and/or service of Class A, Class B and Class C. Annual

93

The UBS Funds

Notes to financial statements

fees under the Plans as a percentage of the average daily net assets of each representative class of each of the Funds are as follows:

Fund	Class A	Class B*	Class C
UBS Dynamic Alpha Fund	0.25%	1.00%	1.00%
UBS Global Allocation Fund	0.25	1.00	1.00
UBS Global Frontier Fund	0.25	N/A	1.00
UBS Multi-Asset Income Fund	0.25	N/A	1.00

*  Effective March 1, 2012, Class B shares converted to Class A shares of the same Fund. UBS Global Frontier Fund and UBS Multi-Asset Income Fund never offered Class B shares.

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon purchases of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C. At June 30, 2012, certain Funds owed UBS Global AM (US) distribution and service fees, and for the year ended June 30, 2012, certain Funds were informed by UBS Global AM (US) that it had earned sales charges as follows:

Fund	Distribution and service fees owed	Sales charges earned
UBS Dynamic Alpha Fund—Class A	$33,371	$9,084
UBS Dynamic Alpha Fund—Class C	40,870	551
UBS Global Allocation Fund—Class A	102,867	68,749
UBS Global Allocation Fund—Class C	196,813	2,643
UBS Global Frontier Fund—Class A	6,548	6,931
UBS Global Frontier Fund—Class C	8,153	503
UBS Multi Asset Income Fund—Class A1	450	4,623
UBS Multi Asset Income Fund—Class C1	641	—

1  UBS Multi-Asset Income Fund commenced operations on April 25, 2012.

4. Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from BNY Mellon Investment Servicing ("BNY Mellon") as each Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Funds.

For the year ended June 30, 2012, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total fees as follows:

Fund	Amount paid
UBS Dynamic Alpha Fund	$111,548
UBS Global Allocation Fund	294,925
UBS Global Frontier Fund	12,830
UBS Multi-Asset Income Fund[1]	187

1  UBS Multi-Asset Income Fund commenced operations on April 25, 2012.

94

The UBS Funds

Notes to financial statements

5. Securities lending

Each Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund loaned securities to certain qualified broker-dealers, with the Funds' custodian acting as the Funds' lending agent. Cash collateral received is invested in Private Money Market, which is included in the Fund's Portfolio of investments. In addition, UBS Global Allocation Fund and UBS Global Frontier Fund received US Government Agency securities as collateral with a value of $4,389,051 and $84,140 respectively, which cannot be resold. The value of loaned securities and related collateral outstanding at June 30, 2012, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Dynamic Alpha Fund	$1,280,259	$1,319,990	$1,319,990
UBS Global Allocation Fund	18,587,517	19,329,249	14,940,198
UBS Global Frontier Fund	227,288	232,387	148,247

6. Purchases and sales of securities

For the year ended June 30, 2012, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$419,283,150	$506,000,012
UBS Global Allocation Fund	645,058,034	1,020,762,242
UBS Global Frontier Fund	37,403,430	66,985,011
UBS Multi-Asset Income Fund[1]	28,821,128	4,350,247

For the year ended June 30, 2012, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Dynamic Alpha Fund	$10,747,412	$12,857,968
UBS Global Allocation Fund	236,685,305	282,828,607
UBS Global Frontier Fund	13,424,734	12,283,497
UBS Multi-Asset Income Fund[1]	4,124,654	—

1  UBS Multi-Asset Income Fund commenced operations on April 25, 2012.

95

The UBS Funds

Notes to financial statements

7. Federal income taxes

It is each Fund's policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended June 30, 2012 and June 30, 2011 were as follows:

	2012	2011
Fund	Distributions paid from ordinary income	Distributions paid from ordinary income
UBS Dynamic Alpha Fund	$—	$11,753,976
UBS Global Allocation Fund	43,908,328	57,555,121
UBS Global Frontier Fund	2,622,818	2,067,769
UBS Multi-Asset Income Fund[1]	140,100	—

1  UBS Multi-Asset Income Fund commenced operations on April 25, 2012.

At June 30, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income	Accumulated capital and other losses	Unrealized appreciation/ (depreciation)	Total
UBS Dynamic Alpha Fund	$—	$(394,833,210)	$(10,636,574)	$(405,469,784)
UBS Global Allocation Fund	16,700,354	(1,107,532,092)	(20,234,090)	(1,111,065,828)
UBS Global Frontier Fund	397,312	(31,448,073)	(5,569,798)	(36,620,559)
UBS Multi-Asset Income Fund[1]	69,860	(51,811)	80,734	98,783

1  UBS Multi-Asset Income Fund commenced operations on April 25, 2012.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under US GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended June 30, 2012 were as follows:

Fund	Undistributed net investment income	Accumulated net realized gain/(loss)	Beneficial interest
UBS Dynamic Alpha Fund	$(3,104,196)	$(8,199,668)	$11,303,864
UBS Global Allocation Fund	17,277,788	(22,387,252)	5,109,464
UBS Global Frontier Fund	1,039,422	(7,785,713)	6,746,291
UBS Multi-Asset Income Fund[1]	37,101	(4,357)	(32,744)

1  UBS Multi-Asset Income Fund commenced operations on April 25, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The

96

The UBS Funds

Notes to financial statements

changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an indefinite period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Post-enactment losses incurred that will be carried forward indefinitely are as follows:

Fund	Short-term losses	Long-term losses	Net capital losses
UBS Global Frontier Fund	$2,757,736	$3,014,677	$5,772,413
UBS Multi-Asset Income Fund	49,555	2,256	51,811

At June 30, 2012, the following Funds had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Fund	June 30, 2017	June 30, 2018	June 30, 2019
UBS Dynamic Alpha Fund	$143,956,672	$202,927,795	$46,428,719
UBS Global Allocation Fund	232,698,735	862,762,158	—
UBS Global Frontier Fund	12,841,328	9,543,610	3,269,324

During the fiscal year ended June 30, 2012, the following Funds utilized capital loss carryforwards to offset current year realized capital gains:

Fund	Amount
UBS Dynamic Alpha Fund	$1,254,668
UBS Global Allocation Fund	45,696,282

Qualified late year losses are deemed to arise on the first business day of a Fund's next taxable year. For the year ended June 30, 2012, the following Funds incurred, and elected to defer, losses of the following:

		Post October capital losses
Fund	Late year ordinary losses	Short term	Long term
UBS Dynamic Alpha Fund	$—	$1,520,024	$—
UBS Global Allocation Fund	1,847,083	8,677,890	999,422

As of and during the year ended June 30, 2012, the Funds did not have any liabilities for any uncertain tax postions. The Funds recognize interest and penalties, if any, related to uncertain tax postions as income tax expense in the Statement of operations. During the year, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2012, or since inception in the case of UBS Multi-Asset Income Fund, remains subject to examination by the Internal Revenue Service and state taxing authorities.

97

The UBS Funds

Notes to financial statements

8. Line of credit

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds ("Committed Credit Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. There were no borrowings from the Committed Credit Facility during the year ended June 30, 2012.

9. Shares of beneficial interest

For the year ended June 30, 2012, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	1,249,693	$7,660,556	—	$—
Shares repurchased	(12,373,375)	(75,895,377)	(79,093)	(459,901)
Shares converted from Class B to Class A	258,321	1,601,856	(271,820)	(1,601,856)
Redemption fees	—	4,514	—	—
Net decrease	(10,865,361)	$(66,628,451)	(350,913)	$(2,061,757)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	126,298	$729,382	770,005	$4,778,002
Shares repurchased	(3,585,354)	(20,878,541)	(7,197,487)	(43,990,376)
Redemption fees	—	613	—	173
Net decrease	(3,459,056)	$(20,148,546)	(6,427,482)	$(39,212,201)

UBS Global Allocation Fund

	Class A		Class B*
	Shares	Amount	Shares	Amount
Shares sold	1,242,773	$11,596,660	—	$—
Shares repurchased	(23,753,955)	(220,329,390)	(177,377)	(1,694,687)
Shares converted from Class B to Class A	567,414	5,414,767	(558,149)	(5,414,767)
Dividends reinvested	2,830,608	24,513,068	7,318	65,060
Redemption fees	—	11,988	—	—
Net decrease	(19,113,160)	$(178,792,907)	(728,208)	$(7,044,394)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	279,771	$2,532,179	710,836	$6,777,207
Shares repurchased	(9,462,384)	(86,147,052)	(4,256,350)	(41,442,964)
Dividends reinvested	1,072,315	9,093,234	681,741	6,012,956
Redemption fees	—	3,282	—	2,335
Net decrease	(8,110,298)	$(74,518,357)	(2,863,773)	$(28,650,466)

98

The UBS Funds

Notes to financial statements

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	205,127	$1,498,689	59,368	$425,292	163,001	$1,194,667
Shares repurchased	(2,063,778)	(14,981,944)	(527,650)	(3,752,856)	(70,659)	(487,361)
Dividends reinvested	280,785	1,850,374	79,699	525,217	15,800	103,964
Redemption fees	—	1,529	—	589	—	390
Net increase (decrease)	(1,577,866)	$(11,631,352)	(388,583)	$(2,801,758)	108,142	$811,660

UBS Multi-Asset Income Fund1

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	276,764	$2,723,922	116,210	$1,146,843	2,500,010	$25,000,106
Shares repurchased	(3,216)	(31,431)	—	—	—	—
Dividends reinvested	676	6,655	211	2,080	11,276	110,624
Redemption fees	—	7	—	—	—	—
Net increase	274,224	$2,699,153	116,421	$1,148,923	2,511,286	$25,110,730

*  Effective March 1, 2012, Class B shares converted to Class A shares of the same Fund.

1  UBS Multi-Asset Income Fund commenced operations on April 25, 2012.

For the year ended June 30, 2011, transactions in shares of beneficial interest for each of the Funds were as follows:

UBS Dynamic Alpha Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	3,877,616	$23,735,661	1,842	$10,987
Shares repurchased	(25,525,034)	(156,780,166)	(202,120)	(1,184,499)
Shares converted from Class B to Class A	262,643	1,628,864	(274,367)	(1,628,864)
Dividends reinvested	1,128,708	6,941,554	12,288	72,375
Redemption fees	—	12,034	—	—
Net decrease	(20,256,067)	$(124,462,053)	(462,357)	$(2,730,001)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	248,263	$1,456,605	1,974,534	$12,124,718
Shares repurchased	(7,303,153)	(42,802,216)	(1,838,567)	(11,441,000)
Dividends reinvested	244,384	1,439,424	418,358	2,610,554
Redemption fees	—	561	—	609
Net increase (decrease)	(6,810,506)	$(39,905,626)	554,325	$3,294,881

99

The UBS Funds

Notes to financial statements

UBS Global Allocation Fund

	Class A		Class B
	Shares	Amount	Shares	Amount
Shares sold	5,496,418	$54,196,160	6,667	$66,091
Shares repurchased	(30,247,628)	(299,917,346)	(359,847)	(3,473,824)
Shares converted from Class B to Class A	714,938	7,085,487	(719,244)	(7,085,487)
Dividends reinvested	3,337,041	32,702,995	25,649	252,385
Redemption fees	—	19,046	—	—
Net decrease	(20,699,231)	$(205,913,658)	(1,046,775)	$(10,240,835)

	Class C		Class Y
	Shares	Amount	Shares	Amount
Shares sold	680,165	$6,577,919	936,573	$9,557,356
Shares repurchased	(12,339,415)	(118,547,892)	(3,881,538)	(38,476,049)
Dividends reinvested	1,301,168	12,452,180	803,980	8,023,720
Redemption fees	—	3,791	—	2,467
Net decrease	(10,358,082)	$(99,514,002)	(2,140,985)	$(20,892,506)

UBS Global Frontier Fund

	Class A		Class C		Class Y
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,148,039	$9,053,928	128,727	$1,018,619	138,711	$1,073,192
Shares repurchased	(3,015,895)	(23,741,744)	(563,344)	(4,351,462)	(4,765)	(37,862)
Dividends reinvested	199,143	1,539,376	44,976	348,115	3,662	28,269
Redemption fees	—	5,441	—	1,645	—	40
Net increase (decrease)	(1,668,713)	$(13,142,999)	(389,641)	$(2,983,083)	137,608	$1,063,639

100

The UBS Funds

Report of independent registered public accounting firm

The Board of Trustees and Shareholders of The UBS Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund and UBS Multi-Asset Income Fund (four of the series comprising The UBS Funds) (collectively the "Funds") as of June 30, 2012, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund and UBS Multi-Asset Income Fund at June 30, 2012, and the results of their operations, the changes in their net assets and financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
August 29, 2012

101

The UBS Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

102

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

At the meeting of the Board of Trustees (the "Board") of The UBS Funds (the "Trust"), held on June 7 and 8, 2012 (the "Meeting"), the Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or UBS Global Asset Management (Americas) Inc. (the "Advisor") and its affiliates (together, the "Independent Trustees"), considered the continuation of the investment advisory agreements (the "Advisory Agreements") between the Trust and the Advisor for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Small Cap Growth Fund, UBS Market Neutral Multi-Strategy Fund, UBS Global Bond Fund, UBS High Yield Fund, UBS Fixed Income Opportunities Fund and UBS Core Plus Bond Fund (each a "Fund," and together, the "Funds"). Prior to the Meeting, the Independent Trustees' counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on June 4, 2012, June 7, 2012 and June 8, 2012, to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Lipper Inc. ("Lipper Reports"), an independent statistical compilation company, providing comparative expense information on an actual and contractual basis and comparative performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund's expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, extent, and quality of services

In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor's organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor's in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor's other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor's portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund's portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds' investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

The Board also noted and discussed the services that the Advisor and its affiliates provide to the Funds under other agreements with the Trust, including administration services provided by the Advisor, underwriting services provided by UBS Global Asset Management (US) Inc. ("UBS Global AM (US)"), and sub-transfer agency services provided by UBS Financial Services Inc. ("UBS Financial Services"). In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, portfolio valuations, and Rule 12b-1 fees, among others. In addition, the Board considered the presentations provided with respect to distribution strategies for the Funds. The

103

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

Board also discussed the annual written compliance report from the Chief Compliance Officer and noted enhancements undertaken and planned with respect to the compliance program. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund's shareholders.

Performance

In evaluating the performance of each Fund, the Board analyzed the Lipper Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds' performance during the past year. In reviewing the Lipper Reports, the Board noted that the UBS Dynamic Alpha Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Equity Opportunity Fund, UBS U.S. Small Cap Growth Fund and UBS Core Plus Bond Fund each had appeared in one of the top three performance quintiles for the one-year performance period. At the Board's request, the Advisor further addressed the performance data for the UBS Global Allocation Fund, UBS Global Frontier Fund, UBS International Equity Fund, UBS Global Equity Fund, UBS Market Neutral Multi-Strategy Fund, UBS High Yield Fund, UBS Global Bond Fund and UBS Fixed Income Opportunities Fund, each of which had appeared in one of the lower performance quintiles for the one-year period.

In explaining the performance of the UBS Global Allocation Fund and UBS Global Frontier Fund, the Advisor discussed the factors that had affected the performance of each Fund. The Advisor stated that during the one-year performance period, each Fund's more conservative stance with respect to risk may have impacted the performance of the UBS Global Allocation Fund and UBS Global Frontier Fund relative to their peers. Each Fund's defensive position resulted in an underweight to equities in the latter part of 2011, which negatively affected performance relative to its peers. The Advisor noted that while each Fund underperformed relative to its peer universe for the one-year performance period, each of the UBS Global Allocation Fund and UBS Global Frontier Fund outperformed relative to its peer universe for the three-year performance period, appearing in the second performance quintile and first performance quintile, respectively. The Advisor also stated that for the calendar year-to-date ending March 31, 2012, each of the UBS Global Allocation Fund and UBS Global Frontier Fund exceeded its peer universe median for the period.

With respect to the performance of the UBS International Equity Fund and UBS Global Equity Fund over the past year, the Advisor stated that stock selection was the primary reason for each Fund's underperformance compared to its peer universe. The Advisor discussed each Fund's stock selection process and stated that each Fund was well positioned in the next year to take advantage of attractively priced stocks that fit each Fund's long-term investment focus. The Advisor also noted that while each of the UBS International Equity Fund and UBS Global Equity Fund underperformed relative to its respective peer universe for the one-year performance period, each Fund exceeded its respective peer universe median for the three-year performance period.

The Advisor then discussed the factors that had a negative effect on the relative performance of the UBS Market Neutral Multi-Strategy Fund during the one-year performance period. The Advisor specifically outlined the proposed strategy changes that had recently been approved by the Board for the Fund. The Advisor stated that management expected that the strategy changes when implemented would provide a more desirable risk/return target for investors of the UBS Market Neutral Multi-Strategy Fund.

With respect to the performance of the UBS High Yield Fund for the one-year performance period, the Advisor noted that the Fund had a positive return but also noted that the Fund underperformed relative to its peer benchmark and its universe. In explaining the factors that contributed to the UBS High Yield Fund's relative underperformance for the one-year performance period, the Advisor noted that the Fund's positioning within the financials sector and certain

104

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

industrial subsectors were the major contributors to the Fund's relative underperformance for the period. The Advisor also noted that although the Lipper peer universe reflects an appropriate group of peers, funds within the category are managed to several different indexes. While generally these indices are similar, allocations do vary and over time may result in performance differences, thus impacting peer relative results. The Advisor also noted that the UBS High Yield Fund performed more in line with its peers for the other performance periods presented.

With respect to the UBS Global Bond Fund, the Advisor noted that while the Fund underperformed relative to its benchmark and its peer universe for the one-year period, the Fund experienced a positive return during this time period. The Fund's weaker relative performance was partially attributable to certain sector allocation decisions, including the Fund's investments in investment grade financials, which performed poorly during the period. The Advisor discussed with the Board the performance outlook for the Fund in the upcoming year and stated that it believed that the Fund was positioned for better relative performance.

The Advisor next addressed the relative underperformance of the UBS Fixed Income Opportunities Fund with respect to the Fund's peers. The Advisor stated that the Fund's weaker one-year return was partly attributable to certain hedges the Fund maintained to reduce overall credit market risk. While these hedges were implemented to minimize significant downside events, they generally underperformed as credit markets fared well over the period. The Advisor also discussed with the Board the Fund's strategy of investing in a wide range of fixed income securities, currencies and other investments to generate total returns under a variety of market conditions and economic cycles. The Advisor stated the UBS Fixed Income Opportunities Fund fared poorly compared to its peers because most of the funds in its peer universe are primarily income-focused products which generally maintain long exposure to credit sectors and are less likely than the Fund to engage in hedges or maintain net short positions across interest rates, credit markets and currencies. The Advisor noted that while the funds in the UBS Fixed Income Opportunities Fund's Lipper performance universe benefitted from their income focus during the one-year performance, the Advisor believes that over market cycles, the Fund's ability to maintain both long and short exposure across fixed income and currency markets as part of its unconstrained investment framework will be instrumental in providing attractive risk-adjusted returns for the Fund with minimal correlation to the broader fixed income and equity markets.

The Board concluded that the Advisor's explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor's efforts to address the underperformance issues of each Fund.

Fund fees and expenses

When considering the fees and expenses borne by each Fund, and the reasonableness of the management fees paid to the Advisor in light of the services provided to each Fund, the Board compared the fees charged by the Advisor to each Fund to fees charged to the funds in its peer group for comparable services, as provided in the Lipper Reports, on both an actual (taking into account expense limitation arrangements) and a contractual basis (assuming all funds in the peer expense group were similar in size to the respective Fund). In examining the Lipper Reports, and in reviewing comparative costs, it was noted that the results of such expense comparisons showed that the actual management fee rate for each Fund, except the UBS Global Allocation Fund, was comparable to, or lower than, the Lipper median in its respective Lipper expense group. The Board also noted that each Fund, except the UBS U.S. Equity Alpha Fund, UBS U.S. Small Cap Growth Fund, UBS International Equity Fund, UBS Core Plus Bond Fund, UBS Fixed Income Opportunities Fund and UBS Global Bond Fund, had a contractual fee rate comparable to, or lower than, the Lipper median in its respective Lipper expense group. In addition, the Board reviewed the actual total expenses of each Fund and noted that each Fund, except the UBS U.S. Equity Alpha Fund and UBS Market Neutral Multi-Strategy Fund, had total expenses that were comparable to, or lower than, the Lipper median in its respective Lipper expense group.

105

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

The Board first discussed the management fee of the UBS Global Allocation Fund. It was noted that the actual management fee for the UBS Global Allocation Fund was higher than the management fee of several of the funds in its Lipper expense group. The Board, however, determined that the UBS Global Allocation Fund's management fee was reasonable considering that it was not significantly higher than its Lipper expense group median and the Fund's actual total expenses were in line with the median of its Lipper expense group.

The Board next considered that the management fee of the UBS U.S. Equity Alpha Fund was higher than the median of its Lipper expense group on a contractual basis, but noted that the Fund's actual management fee compared favorably with the Fund's peers placing in the first quintile of the Lipper expense group. The Board also considered the UBS U.S. Equity Alpha Fund's total expenses, which were higher than the median of the Fund's expense group. The Advisor explained that the Fund has higher non-management expenses as compared to its peers due to the Fund's smaller asset base.

The Board next discussed the management fee of the UBS U.S. Small Cap Growth Fund. It was noted that the UBS U.S. Small Cap Growth Fund's management fee was higher than the median of the Fund's Lipper expense group on a contractual basis, which led the Board to discuss this Fund's management fee with the Advisor. The Board noted that while the UBS U.S. Small Cap Growth Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee and total expenses compared favorably to its peers, placing in the first quintile and second quintile, respectively, of its Lipper expense group.

The Board then considered the management fee of the UBS International Equity Fund. It was noted that the UBS International Equity Fund's management fee also was higher than the median of the Fund's Lipper expense group on a contractual basis. The Board noted that while the UBS International Equity Fund's contractual management fee was higher than the median of the Fund's Lipper expense group, the Fund's actual management fee and total expenses each placed in the first quintile in the Fund's Lipper expense group.

The Board also reviewed the management fee of the UBS Core Plus Bond Fund and noted that the contractual management fee for the UBS Core Plus Bond Fund was not significantly higher than the median of the Fund's expense group. The Board also considered that the UBS Core Plus Bond Fund's actual management fee and actual total expenses were each in the first quintile of the Fund's Lipper expense group.

The Board also noted that the contractual management fee for the UBS Fixed Income Opportunities Fund was higher than the management fee of several of the funds in its Lipper expense group. The Board, however, noted that the UBS Fixed Income Opportunities Fund's actual management fee and total expenses were lower than many of the Fund's peers, each ranking in the first quintile of the Fund's Lipper expense group.

With respect to the fees and expenses of the UBS Global Bond Fund, the Board noted that the Fund was above the median of its Lipper expense group with respect to contractual management fees. The Board, however, also noted that the Fund's actual management fee was lower than the median of its Lipper expense group, placing in the first quintile of its expense group. The Board also considered that the UBS Global Bond Fund had total expenses that were in line with the median of its Lipper expense group.

The Board then considered the total expenses of the UBS Market Neutral Multi-Strategy Fund, noting that the total expenses of the Fund were higher than the Fund's Lipper expense group median. The Advisor explained that the UBS Market Neutral Multi-Strategy Fund has higher non-management expenses as compared to its peers due to the Fund's smaller asset base. The Board also noted the Fund's management fees, on both an actual and contractual basis, were very competitive with the management fees of the funds in its Lipper expense group.

106

The UBS Funds

Board approval of investment advisory agreements
(unaudited)

The Board also received and considered information about the fee rates charged to other funds and accounts that are managed by the Advisor. After discussing the information about the other funds and accounts with the Advisor, the Board determined that the fees charged by the Advisor to the Funds were within a reasonable range, giving effect to differences in services performed for such other funds and accounts as compared to such fee rates. The Board, after reviewing all pertinent material, concluded that the management fee payable under each Fund's Advisory Agreement was fair and reasonable, both on an absolute basis and in comparison with the fees of other funds identified in its peer group.

Costs and profitability

The Board considered the costs of providing services to the Funds and the profitability of the Funds to the Advisor and its affiliates by reviewing the profitability analysis provided by the Advisor, including information about its fee revenues and expenses. The Board reviewed the profitability of each Fund to the Advisor and its affiliates, and the compensation that was received for providing services to each Fund. The profitability analysis, which provided information for the last three calendar years, included schedules relating to the revenue and expenses attributable to: (i) the investment advisory and administration services provided by the Advisor; (ii) the distribution and shareholder services provided by UBS Global AM (US) and UBS Financial Services; (iii) the transfer agency-related services provided by UBS Financial Services; and (iv) all services provided by the Advisor, UBS Global AM (US), and UBS Financial Services shown on a consolidated basis. In discussing the profitability analysis with the Board, the Advisor, as requested by the Board, provided the Board with a presentation on the methodology utilized in the profitability analysis. The Board noted that the methodology used for the profitability analysis provided to the Board for purposes of its annual review of the Advisory Agreements was reasonable. The Advisor also explained to the Board the reasons for an increase or decrease in profitability of each Fund from last calendar year to this calendar year.

The Board also considered "fall-out" or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor's role as investment advisor to the Funds and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor's affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor's profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of scale

The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of management fees charged. The Board noted that with respect to most Funds, any actual or potential economies of scale are, or will be, shared with the Fund and its shareholders through existing management fee breakpoints so that as the Fund grows in size, its effective management fee declines. The Board noted that each Fund, except UBS Global Frontier Fund, UBS Market Neutral Multi-Strategy Fund and UBS Fixed Income Opportunities Fund, had a breakpoint schedule that provided for continuing breakpoints past the current asset level for the Fund. Based on each Fund's fees and expenses and the Advisor's profitability analysis, the Board concluded that any actual or potential economies of scale would be reasonably shared with a Fund and its shareholders.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

107

The UBS Funds

Trustee and officer information (unaudited)

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer and other directorships held by such Trustee.

The Trust's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647-1568.

Non-interested Trustees:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Adela Cepeda; 54 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995). Ms. Cepeda is also a director of the Municipal Securities Rulemaking Board (since October 2010).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Ms. Cepeda is a director of the MGI Funds (7 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) (since 2008) and director of Amalgamated Bank of Chicago (since 2003). Ms. Cepeda was a director of Lincoln National Income Fund, Inc. (from 1992 to 2006), a director of Lincoln National Convertible Securities Fund, Inc. (from 1992 to 2006) and a director of Wyndham International, Inc. (from 2004 to 2006).

John J. Murphy; 68 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is the president of Murphy Capital Management (investment advisor) (since 1983)	Mr. Murphy is a director or trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Murphy is a director of the Nicholas Applegate funds (12 portfolios); a director of the Legg Mason Equity Funds (54 portfolios) and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

108

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee

Abbie J. Smith; 58 University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009	Ms. Smith is Boris and Irene Stern Professor of Accounting in the University of Chicago Booth School of Business (since 1980). In addition, Ms. Smith is also a co-founding partner and Director of Research of Fundamental Investment Advisors, a hedge Fund (co-founded in 2004, commenced operations in 2008) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow, Harvard Business School (2001-2002).	Ms. Smith is a director or trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management). In addition, Ms. Smith is a trustee/director and a member of the audit committee and portfolio performance committee of the Dimensional Funds complex (89 Portfolios).

Frank K. Reilly; 76 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1992	Mr. Reilly is the Bernard J. Hank Professor of Finance in the Mendoza College of Business at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Reilly is a director (since 1994) of Discover Bank, a subsidiary of Discover Financial Services and is Chairman of the Audit Committee for the bank.

Edward M. Roob; 77 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1995	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None.

109

The UBS Funds

Trustee and officer information (unaudited)

Non-interested Trustees (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
J. Mikesell Thomas; 61 1353 Aster Place Chicago, IL 60610	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008); CEO of First Chicago Bank & Trust (since 2008) and President and sole shareholder of Mikesell Advisory Corp (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008) and of First Chicago Bancorp (from 2008 to 2011). Mr. Thomas was an Independent financial advisor (from 2001 to 2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for NorthShore University Health System. Mr. Thomas was previously a director of First Chicago Bancorp (2008-2010) and First Chicago Bank & Trust (from 2008 to 2010).

Interested Trustee:

Shawn Lytle; 42*[2]	Trustee	Since 2011	Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global Asset Management (Americas) Inc. (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (from 2008 to 2010), Head of Equity Capabilities and Business Management in 2008, and a team manager (from 2005 to 2008) at UBS Global Asset Management (Americas) Inc.	Mr. Lytle is a director or trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

110

The UBS Funds

Trustee and officer information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph J. Allessie*; 47	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*; 44	Vice President and Assistant Treasurer	Since May 2011	Ms. Bubloski is a director (since March 2012) (prior to which she was an associate director) (from 2008 to 2012) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 to 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 48	President	Since 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Thomas Disbrow*; 46	Vice President, Treasurer and Principal Accounting Officer	Since 2004 and 2006, respectively	Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of North Americas Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook*; 47	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

111

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 54	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 44	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Tammie Lee*; 41	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 50	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Nancy D. Osborn*; 46	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

112

The UBS Funds

Trustee and officer information (unaudited)

Officers (continued):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 56	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the Fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Keith A. Weller*; 51	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 95 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

1  Each Trustee holds office for an indefinite term. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

2  Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.

*  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

113

The UBS Funds

Federal tax information (unaudited)

For the year ended June 30, 2012, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital and the amounts expected to be passed through to shareholders as foreign tax credits are approximated as follows:

Dividends received deduction
UBS Global Allocation Fund	5.75%
UBS Global Frontier Fund	2.85%

For the year ended June 30, 2012, the percentage of income earned from direct US Treasury obligations approximately amounted to the following:

Direct US Treasury obligations
UBS Global Allocation Fund	9.41%
UBS Global Frontier Fund	10.80%
UBS Multi-Asset Income Fund	12.36%

114

The UBS Funds

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates ("Personal Information").

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

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PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas
New York, NY 10019

S1196

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  J. Mikesell Thomas.  Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)          Audit Fees:

For the fiscal years ended June 30, 2012 and June 30, 2011, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $755,880 and $678,900, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended June 30, 2012 and June 30, 2011, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $51,800 and $42,500, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2011 and 2010 semiannual financial statements and (2) review of Form N-1A.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended June 30, 2012 and June 30, 2011, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $75,150 and $63,525, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended June 30, 2012 and June 30, 2011, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)   To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the UBS Funds, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the, independent auditors and the UBS Funds, as well as with the UBS Funds, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the UBS Funds; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)   To pre-approve all non-audit services to be provided to the UBS Funds by the independent auditors when, without such pre-approval, the auditors would not be independent of the UBS Funds under applicable federal securities laws, rules or auditing standards.

(c)   To pre-approve all non-audit services to be provided by the UBS Funds’ independent auditors to the UBS Funds’ investment advisor or to any entity, that controls, is controlled by or is under common control with the UBS Funds investment advisor (“advisor affiliate”) and that provides ongoing services to the UBS Funds when, without such pre-approval by the

Committee, the auditors would not be independent of the UBS Funds under applicable federal securities laws, rules or auditing standards.

(d)   To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)   To consider whether the non-audit services provided by the UBS Funds’  independent auditor to the UBS Funds investment advisor or any advisor affiliate that provides on-going services to the UBS Funds, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e) (2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2012 and June 30, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2012 and June 30, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2012 and June 30, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2012 and June 30, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2012 and June 30, 2011 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2012 and June 30, 2011 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)            According to E&Y, for the fiscal year ended June 30, 2012, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)         For the fiscal years ended June 30, 2012 and June 30, 2011, the aggregate fees billed by E&Y of $746,497 and $170,400, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2012	2011
Covered Services	$126,950	$106,025
Non-Covered Services	$619,547	$64,375

(h)         The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)  Included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the UBS Funds at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)                (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith.

(a)              (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)              (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 7, 2012

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer and Principal Accounting Officer

Date:	September 7, 2012